As Filed with the Securities and Exchange Commission on April 29, 2021

REGISTRATION NO. 333-74844

811-05846

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 46

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 148

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (844) 448-3519

Michael S. Bloom, Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2021 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

APRIL 30, 2021

MASTERS FLEX PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. You may choose among a number of variable investment options and, when available, fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)

Invesco V.I. Capital Appreciation Fund, Series II

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II

Putnam VT Large Cap Value Fund, Class IB

Rational Trend Aggregation VA Fund

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 2

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

Rational Insider Buying VA Fund

International/Global Equity Funds

AB International Growth Portfolio, Class B

Columbia Variable Portfolio - Overseas Core Fund, Class 2

First Eagle Overseas Variable Fund

Invesco V.I. Global Fund, Series II

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Intrinsic Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

PIMCO StocksPLUS® Global Portfolio, Advisor Class

Templeton Growth VIP Fund, Class 2

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty/Sector Funds

MFS® Utilities Series, Service Class

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Franklin Income VIP Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class

MFS® Global Tactical Allocation Portfolio, Service Class

MFS® Growth Allocation Portfolio, Service Class

MFS® Moderate Allocation Portfolio, Service Class

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class

PIMCO Global Managed Asset Allocation Portfolio, Advisor Class

Putnam VT Multi-Asset Absolute Return Fund, Class IB

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Corporate Bond Portfolio, Service Class

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated April 30, 2021 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 73 of this Prospectus. You may obtain a copy without charge by writing to us at our Service Address or by telephoning (877) 253-2323. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: DELAWARE LIFE INSURANCE COMPANY, P.O. Box 758581, Topeka, KS 66675-8581.

Overnight Mailing Service Address:	Delaware Life Insurance Company Mail Zone 581 5801 S.W. 6th Avenue Topeka, KS 66636

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Masters Flex Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit, at an additional cost, if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the frequency of Purchase Payments that apply depending upon which optional living benefit you selected. Any Purchase Payments received under an optional living benefit with such restrictions will be deemed “not in Good Order” and returned to you.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds and, if available, the Fixed Account Options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers, or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year, or if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.30% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were age 76 years or older on the Open Date, we deduct this charge at an annual rate of 1.50% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.20% of the average daily value of the Contract invested in the Variable Account.

We may assess a withdrawal charge on certain amounts that you withdraw during the first four Account Years after your Issue Date. The withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% in the first Account Year and declines to 0% after four complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect the optional living benefit, we will assess a periodic charge. The annual amount of the charge in no case exceeds 1.30% of the highest benefit base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in the optional living benefit available under your Contract. Income Riser offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

Income Riser is available only if you are age 85 or younger on the Open Date. If you purchase Income Riser, your investment choices are limited to the Designated Funds. In addition, a change of ownership may also terminate Income Riser. Under Income Riser, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you. Income Riser allows you to “step-up” your guaranteed amount on an annual basis, if eligible. Income Riser may not be available in all states.

In addition to the currently available optional living benefit listed above, twelve other optional living benefits were previously available. Although these optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Each of these optional living benefits is discussed in a separate Appendix at the end of this prospectus:

Appendix E - Secured Returns for Life	Appendix K - Income ON Demand II
Appendix F - Secured Returns	Appendix L - Income ON Demand II Plus
Appendix G - Secured Returns 2	Appendix M - Retirement Income Escalator II
Appendix H - Secured Returns for Life Plus	Appendix N - Income ON Demand II Escalator
Appendix I - Retirement Income Escalator	Appendix O - Retirement Asset Protector
Appendix J - Income ON Demand	Appendix P - Income ON Demand III Escalator

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.65% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, the optional death benefit. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. During the first four Account Years, this “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments made minus all withdrawals that were subject to withdrawal charges taken during the current Account Year. All other Purchase Payments withdrawn will be subject to a withdrawal charge. For details on how to calculate withdrawal charges, please see “Withdrawal Charge”

and “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.” After the end of the fourth Account Year, any amount you withdraw is free of withdrawal charges. In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may also be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in Good Order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge or a Market Value Adjustment when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at our Service Address:

Delaware Life Insurance Company
P.O. Box 758581

Topeka, KS 66675-8581
Toll Free (877) 253-2323
www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%	[2]

Number of Account Years Since Issue Date	0 - 1	1 - 2	2 - 3	3 - 4	4 or more

Withdrawal Charge	8%	8%	7%	6%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.30%[6]
Administrative Expense Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.65%

Charges for Optional Death Benefits

Death Benefit[7]	Fee as a % of Variable Account Value
Maximum Anniversary Account Value (“MAV”)	0.40%

Death Benefits Previously Available[8]	Fee as a % of Variable Account Value
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%
Maximum Annual Charge for an Optional Death Benefit (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefit[9]	Maximum Annual Fee
Income Riser Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	1.30%	[10]

Living Benefits Previously Available[13]	Maximum Annual Fee
Secured Returns Living Benefit (as a percentage of average daily net assets):	0.40%
Secured Returns for Life Plus, Secured Returns for Life or Secured Returns 2 Living Benefits (as a percentage of the highest Account Value during the Account Year):	0.50%[14]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	0.95%[14]
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base[15] during the Account Year):	0.85%[14]
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	0.85%[14]
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.15%[14]
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	1.15%[14]
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.15%[14]
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base[16] during the Account Year):	0.75%[14]
Income ON Demand III Escalator Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.30%[14]
Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable fee base during the Account Year):	1.30%

Total Variable Account Annual Expenses (1.65%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.30%):	3.35%[17]

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2020.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.45%	1.56%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2020, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]

The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or any optional death benefit. The 1.65% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

[2]

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after four complete Account Years, all withdrawals taken are free of any withdrawal charges. (See “Withdrawal Charge.”)

[3]

The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]

The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[5]

All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[6]

For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.50% if you were age 76 or older on the Contract’s Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.85%.

[7]

The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date. For Contracts purchased prior to August 17, 2009, the MAV death benefit was available to Owners younger than age 80 on the Open Date, at a cost of 0.20% of average daily net assets of the Variable Account Value.

[8]	The previously available death benefits are described in “APPENDIX C - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES.”

[9]

As discussed under “OPTIONAL LIVING BENEFIT: INCOME RISER,” if you elect to increase or renew certain benefits under Income Riser, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions.

[10]

The charge shown is assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See “Cost of SIR.”)

[11]

The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “OPTIONAL LIVING BENEFIT: INCOME RISER,” “APPENDIX I - RETIREMENT INCOME ESCALATOR,” and “APPENDIX M - RETIREMENT INCOME ESCALATOR II.”)

[12]

The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX K - Income ON Demand II,” “APPENDIX L - Income ON Demand II Plus,” “APPENDIX N - Income ON Demand II Escalator” and “APPENDIX P - Income ON Demand II Escalator.”)

[13]

The previously available optional living benefits are described in Appendices E through P. If you elect to increase certain benefits under any of the living benefits other than Secured Returns, we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” section in Appendices E, G through P.) Under these outstanding Contracts, you were permitted to select only one optional living benefit.

[14]

The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See Appendices E, G through P.) For Contracts purchased prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively. Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-Up” section in Appendices M through O.

[15]	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX J - Income ON Demand.”)

[16]	The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX O - RETIREMENT ASSET PROTECTOR.”)

[17]

This amount assumes that MAV (0.40%) was selected and that the Income Riser Living Benefit with joint-life coverage (1.30%) was also selected (in addition to the 1.30% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.20% Distribution Fee). It also assumes that the living benefit’s initial fee base is equal to the initial Purchase Payment. If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and the optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,221	$2,157	$2,590	$5,367

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$501	$1,529	$2,590	$5,367

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$501	$1,529	$2,590	$5,367

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “APPENDIX R - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•

It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•

It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in Good Order, at our Service Address or at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time.

Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Not all investment options are available under all Contracts. Please refer to “APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS” for more information. Currently, you may select from the following investment options:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)1,5

Invesco V.I. Capital Appreciation Fund, Series II9

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 21

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II1

Putnam VT Large Cap Value Fund, Class IB1,8

Rational Trend Aggregation VA Fund3

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)5

Invesco V.I. American Value Fund, Series II1

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class1

MFS® Mid Cap Value Portfolio, Service Class1

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II1

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B1

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 2

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class1

MFS® New Discovery Value Portfolio, Service Class1

Rational Insider Buying VA Fund3

International/Global Equity Funds

AB International Growth Portfolio, Class B1

Columbia Variable Portfolio - Overseas Core Fund, Class 2

First Eagle Overseas Variable Fund4

Invesco V.I. Global Fund, Series II10

Invesco V.I. International Growth Fund, Series II1

MFS® International Growth Portfolio, Service Class

MFS® International Intrinsic Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

PIMCO StocksPLUS® Global Portfolio, Advisor Class1

Templeton Growth VIP Fund, Class 2

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class1

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty/Sector Funds

MFS® Utilities Series, Service Class

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B1

AB Dynamic Asset Allocation Portfolio, Class B1,7

BlackRock Global Allocation V.I. Fund, Class III1

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)5

Franklin Income VIP Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Invesco V.I. Equity and Income Fund, Series II1

MFS® Conservative Allocation Portfolio, Service Class1,2

MFS® Global Tactical Allocation Portfolio, Service Class1,7

MFS® Growth Allocation Portfolio, Service Class1,2

MFS® Moderate Allocation Portfolio, Service Class1,2

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class2

PIMCO Global Managed Asset Allocation Portfolio, Advisor Class1,2,7

Putnam VT Multi-Asset Absolute Return Fund, Class IB1

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)2,5

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)2,5

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class6

Global Bond Fund

Templeton Global Bond VIP Fund, Class 41

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class1

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 21

MFS® Corporate Bond Portfolio, Service Class

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class1

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class1

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

[1]	Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

[2]

This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[3]	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.

[4]	First Eagle Overseas Variable Fund does not have different share classes.

[5]

In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Balanced Portfolio, Fidelity® VIP Freedom 2015 Portfolio, and Fidelity® VIP Freedom 2020 Portfolio.

[6]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[7]	This Fund employs a managed volatility strategy.

[8]	Formerly known as Putnam VT Equity Income Fund.

[9]	Formerly known as Invesco Oppenheimer V.I. Capital Appreciation Fund.

[10]	Formerly known as Invesco Oppenheimer V.I. Global Fund.

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolios (CTIVPSM - Loomis Sayles Growth Fund is sub-advised by Loomis, Sayles & Company LP). Fidelity Management & Research Company advises the Fidelity® VIP Portfolios; Fidelity® VIP Balanced Portfolio, Fidelity® VIP Contrafund® Portfolio and Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers). First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Templeton Global Bond VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund and the Franklin Small Cap Value VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises the Morgan

Stanley Variable Insurance Fund, Inc. Portfolios. Pacific Investment Management Company LLC advises the PIMCO Portfolios, including PIMCO All Asset Portfolio (sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds (Putnam VT Large Cap Value Fund is sub-advised by Putnam Investments Limited and Putnam VT Multi-Asset Absolute Return Fund is sub-advised by Putnam Advisory Company and Putnam Investments Limited). Rational Advisors Inc. advises the Rational VA Funds (Rational Trend Aggregation VA Fund sub-advised by Tuttle Tactical Management, LLC). Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge from our website, www.delawarelife.com, or by calling us at (877) 253-2323 or by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts.

Payments We Receive

The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Contracts for providing distribution and shareholder support services to the Funds, ranging up to 0.25% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.

These payments reflect in part expense savings by the Fund Groups for having, in the case of the Contracts, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Contracts. These payments are generally based on a percentage of the daily assets of the Funds under the Contracts and other variable contracts offered by Delaware Life and its affiliated insurers.

In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Contract, its features and the available investment options. Certain Fund Groups may also attend these meetings.

These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Contracts. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Contract.

If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Subaccounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Contract.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Periods from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers, or renewals into that Guarantee Period will not be permitted. In such event, Guarantee Periods already in existence will be unaffected, although any renewals thereof will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

Guaranteed Interest Rates

We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our Service Address. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in Good Order.” An Application is in Good Order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and the optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order, we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the timing of additional Purchase Payments depending upon which optional living benefit you selected. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices  E - P.)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available. However, we reserve the right to limit any allocation to a Guarantee Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for certain optional benefits.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer, or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates. Guarantee Periods may not always be available for allocation. (See “FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your Maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. Renewals are only available if we are currently offering Fixed Account options on the Renewal Date. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice from you electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to and from Guarantee Periods;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described under “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.” Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.

If a written or telephone transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in Good Order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, the transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or Guarantee Periods as described more particularly elsewhere in this Prospectus (and in the Appendices hereto).

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”

If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below. You may terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected an optional living benefit, your ability to make Purchase Payments into the DCA program may be limited. Please see “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices E - P.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) At regular time intervals, we will automatically transfer the same amount to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Amounts invested in a Sub-Account may not be transferred to a Guarantee Period made available in connection with this program. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the DCA program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA program and may be subject to the $1,000 minimum investment limit.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the DCA program.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (877) 253-2323. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions, or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices E - P.) Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”) No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

You may only elect to participate in the Secured Future Program on or before your Issue Date. We divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase

Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the initial Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is no longer being offered. (See “THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Travel Assistance Program

On January 11, 2010, we exercised our right to discontinue offering this program to new Contract purchasers. We sent Owners written notice of our decision to discontinue offering the program. If your Contract had an Open Date before January 11, 2010, you were automatically enrolled in this program on your Open Date, if it had been approved in your state and by the firm through whom you purchased your Contract, unless you instructed us otherwise. The program will remain in effect for you, unless your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program. There is no charge for this program.

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

•	Referral to an English-speaking doctor or hospital for medical consultation and evaluation

•	Hospital admission guarantee, assuming the covered person has applicable health coverage

•	Emergency evacuation, if necessary

•	Critical care monitoring of attending doctor/hospital

•	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization

•	Assistance in filling prescriptions, if required

•	Receipt and transmission of necessary emergency messages

•	Telephone counseling and referrals if the person covered experiences emotional trauma

•	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days

•	Transportation home for minor children left unattended by the covered person’s illness or injury

•	Legal and interpreter referrals

•	Return of mortal remains

The “person covered” is:

•	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or

•	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address.

Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•

first we determine your Account Value based on any Fixed Account Value and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable;

•	we calculate and then add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in Good Order, except in cases where we are permitted, and choose, to defer payment under the

Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•

when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	when mandated by applicable law.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax-Sheltered Annuities” under “TAX PROVISIONS.”)

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

The “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments you have made minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount is subject to the withdrawal charge. In no event will a withdrawal charge be based on an amount more than the total Purchase Payments not previously withdrawn. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

The “free withdrawal amount” that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

Order of Withdrawal

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess may be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is not subject to a withdrawal charge. After the fourth Account Anniversary, amounts withdrawn are not subject to withdrawal charges.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Issue Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges. The withdrawal charge scale is as follows:

Number of Account Years Since Your Issue Date	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer your Contract is in effect.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since your Issue Date;

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit, except under the Cash Surrender method;

•	on amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or

•	on any amounts transferred as part of an optional program. (See “Other Programs.”)

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal in duration to the number of complete years remaining in your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	-	1
1 + J + b

where:

	I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

	J	is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

	N	is the number of complete months remaining in your Guarantee Period; and

	b	is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The “b” factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct an annual Account Fee of $50 from your Account Value to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account Value, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.20% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This fee is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30% of your average daily Variable Account Value.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefits and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.50% (rather than 1.30%), if you were age 76 or older on the Contract’s Open Date. During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values, regardless of your age on the Open Date. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Charges for Optional Benefits

You may only elect the currently available optional living benefit. If you elect the optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge is shown in the following chart. (The chart shows the charge for the optional living benefit that is currently being offered. For more information about this charge, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Living Benefit	Maximum Charge per Account Year
Income Riser	1.30% of the highest Withdrawal Benefit Base during the Account Year[1]

[1]	The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, as well as the charges for optional death benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses and Restrictions

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT: INCOME RISER

Currently, you may elect to participate in Income Riser (“SIR”) on or before your Issue Date. SIR provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under SIR, the larger the guaranteed Annual Withdrawal Amount. To describe how SIR works, we use the following definitions:

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your SIR Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your SIR Coverage Date that exceeds your Annual Withdrawal Amount (or your Yearly Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

SIR Bonus Base:	The amount on which bonuses are calculated. The SIR Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your SIR Coverage Date or any Excess Withdrawals. (See “Excess Withdrawals” under “Withdrawals Under SIR.”)

SIR Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” SIR (described below) during the SIR Bonus Period, the SIR Bonus Period is extended to ten years from the date of the step-up.

SIR Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “SIR Fee.” (See “Cost of SIR.”)

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under SIR with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

SIR may not be appropriate for all investors. Before purchasing SIR, you should carefully consider the following:

SIR may be appropriate for you if you are an investor who:

•	wants an opportunity for annual income to increase as you grow older.
•	wants a guaranteed stream of income for life without annuitizing, beginning on or after your SIR Coverage Date.
•	wants the option of joint-life coverage.
•	can defer withdrawals during your early Account Years to increase your benefit in later years.

SIR may be inappropriate for you if you are an investor who:

•	anticipates the need for Excess Withdrawals or Early Withdrawals.
•	wants to invest in funds other than a Designated Fund.
•	wants single-life coverage on a co-owned Contract.

SIR is inappropriate if you are an investor who:

•	wants to make additional Purchase Payments after the first Account Year.
•	is actively invested in contributory plans, because SIR prohibits any Purchase Payments after the first Account Anniversary.

You may combine SIR with the MAV optional death benefit. Upon annuitization, SIR and the MAV optional death benefit, if elected, automatically terminate.

You may elect to participate in SIR, provided that:

•

neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

•	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with SIR; and

•	you do not elect any other optional living benefit available under your Contract.

SIR allows you to withdraw a guaranteed amount of money each year, beginning on your SIR Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under SIR continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your SIR Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your SIR Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). The SIR Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under SIR”), provided that the step-up occurs during the SIR Bonus Period.

If you are participating in SIR, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in SIR, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of SIR. (The “term” of SIR is for life, unless your Withdrawal Benefit Base is reduced to zero or SIR is terminated or cancelled as described under “Cancellation of SIR,” “Depleting Your Account Value,” and “Annuitization Under SIR.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS.”

Under SIR, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under SIR with Single-Life Coverage,” and “Death of Participant Under SIR with Joint-Life Coverage.”

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under SIR”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your SIR Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your SIR Coverage Date as shown in the table below.

Your Age on the Date of the First Withdrawal After Your SIR Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under SIR.”) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How SIR Works

Each Account Year, beginning on your SIR Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the SIR Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under SIR.” In the case of a fee increase, we will notify you in writing, in advance of your Account Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under SIR.”) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under SIR.” Note also that investing in any Fund, other than a Designated Fund, will cancel SIR, as described under “Cancellation of SIR.”

Here is an example of how SIR works.

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your SIR Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the SIR Bonus Period, your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a SIR Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the SIR Bonus period is over, you will no longer be eligible for the 7% bonus each year and it may be in your interest to take the full Annual Withdrawal Amount each year. However, any withdrawal will reduce your Account Value as well as your chances of a higher Annual Withdrawal Amount through step-up. When to take withdrawals will depend upon your own situation. You should discuss your living benefit options with your financial adviser. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your SIR Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the SIR Bonus Period, as your SIR Bonus Period ends 10 years after the previous step-up.

11	$100,562	$168,750	$125,000	$8,438	$8,438
12	$92,124	$168,750	$125,000	$8,438	$8,438
13	$83,686	$168,750	$125,000	$8,438	$8,438
14	$75,248	$168,750	$125,000	$8,438	$0
15	$75,248	$168,750	$125,000	$8,438	$8,438

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the SIR Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under SIR

Withdrawals After the SIR Coverage Date

Starting on your SIR Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge”);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under SIR”); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your SIR Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,

•	your Yearly Required Minimum Distribution Amount, or

•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your SIR Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your SIR Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual

Withdrawal Amount. After your second withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new SIR Bonus Base	=	$125,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.982906

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.982906

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your SIR Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your SIR Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your SIR Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your SIR Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you purchase a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 45 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each year in which you do not take a withdrawal. Your SIR Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore, we will step-up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000.

Assume that, in Account Year 7, your Account Value has grown to $130,000 and you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$130,000	$160,000	$125,000	$0	$10,000

At this point, your SIR Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new SIR Bonus Base	=	$125,000	x	$130,000 - $10,000
				$130,000

	=	$125,000	x	$120,000
				$130,000

	=	$125,000	x	0.92308

	=	$115,385

Your new Withdrawal Benefit Base	=	$160,000	x	$130,000 - $10,000
				$130,000

	=	$160,000	x	$120,000
				$130,000

	=	$160,000	x	0.92308

	=	$147,693

Your Annual Withdrawal Amount will still be $0 because you have not reached your SIR Coverage Date.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under SIR, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the SIR Bonus Base will each also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with SIR, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of SIR

If you elect SIR, we will deduct a quarterly fee from your Account Value (“SIR Fee”). The SIR Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The SIR Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2750% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.3250% for joint-life coverage). The maximum SIR Fee you can pay in any one Account Year is equal to 1.10% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts.

Your SIR Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your SIR Fee.

•	If you make a withdrawal before your SIR Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your SIR Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under SIR.” If your Withdrawal Benefit Base increases because of favorable investment performance, your SIR Fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the SIR Fee until you annuitize your Contract, your Account Value reduces to zero, or your SIR is terminated or cancelled as described under “Cancellation of SIR”.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the SIR Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under SIR

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base (increased by any applicable 7% or 6% bonus during the SIR Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts. If we are no longer issuing Contracts with SIR, then the percentage rate we use to calculate your SIR Fee will be set based upon current market conditions at that time.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your SIR Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your SIR Fee and step-up your Withdrawal Benefit Base and SIR Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and SIR Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and SIR Bonus Base to an amount equal to the Account Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the SIR Bonus Period, your SIR Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under SIR:

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that no withdrawals are taken and, therefore, your Withdrawal Benefit Base will increase annually by 7% of your SIR Bonus Base during your SIR Bonus Period. Assume further that no additional Purchase Payments are made, and, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

The above example assumes that you are age 65 at issue, so that your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 79 at issue and have attained age 80 on your first Account Anniversary. When your Withdrawal Benefit Base steps-up to $125,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 80 by your first Account Anniversary. Your Annual Withdrawal Amount is now $7,500.

Joint-Life Coverage

On the Issue Date, you have the option of electing SIR with single-life coverage or, for a higher SIR Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while SIR is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while SIR is in effect. Whereas single-life coverage provides annual withdrawals under SIR only until any Participant dies, joint-life coverage provides annual withdrawals under SIR for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including SIR, ends. To take annual withdrawals under SIR’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under SIR with Joint-Life Coverage.”

If you have elected joint-life coverage, the SIR Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your SIR Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the SIR Coverage Date, as shown in the table below.

Age of Younger Spouse on Date of the First Withdrawal After Your SIR Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under SIR.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, SIR benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as SIR is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under SIR can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of SIR

Should you decide that SIR is no longer appropriate for you, you may cancel SIR at any time. Upon cancellation, all benefits and charges under SIR shall cease. Once cancelled, SIR cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” SIR will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

SIR will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. (See “Selection of Annuity Commencement Date.”)

A change of ownership of the Contract may also cancel your benefits under SIR.

Death of Participant Under SIR with Single-Life Coverage

If you selected single-life coverage, SIR terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract.

Note that single-life coverage may be inappropriate on a co-owned Contract, because the living benefit will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance”) or any living benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a living benefit is appropriate for them.

Death of Participant Under SIR with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in SIR, the provisions of the section titled “Death of Participant Under SIR with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, SIR will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the SIR Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base and the SIR Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under SIR”);

•

if withdrawals under SIR have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the SIR Coverage Date;

•	if withdrawals under SIR have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the SIR Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including SIR, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under SIR

Under the terms of SIR, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Tax Issues Under SIR

Certain state and federal income tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit, such as SIR, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to SIR after the Contract value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in SIR, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under SIR, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in SIR, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under SIR will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or SIR Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIR with a 7% bonus, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AB Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Guarantee Option	PIMCO All Asset Portfolio, Administrative Class
12-Month DCA Guarantee Option	PIMCO Global Managed Asset Allocation Portfolio, Advisor Class
Putnam VT Multi-Asset Absolute Return Fund, Class IB

For all other Contracts participating in a living benefit including SIR with a 6% bonus, the only Funds, dollar-cost averaging programs, and asset allocation models that are deemed to be Designated Funds are:

Asset Allocation Models	Funds (continued)
90/10 Masters Model[1,2]	Fidelity® Freedom 2015 Portfolio, Service Class 2
80/20 Masters Model[2,3]	(of Variable Insurance Products Fund IV)
Build Your Own Portfolio	Fidelity® - Freedom 2020 Portfolio, Service Class 2
Blended Model[2]	(of Variable Insurance Products Fund IV)
Invesco V.I. Equity and Income Fund, Series II2
Dollar-Cost Averaging Program Options	MFS® Conservative Allocation Portfolio, Service Class[2]
6-Month DCA Guarantee Option 12-Month DCA Guarantee Option	MFS® Global Tactical Allocation Portfolio, Service Class
MFS® Growth Allocation Portfolio, Service Class[2]
Funds	MFS® Moderate Allocation Portfolio, Service Class[2]
AB Balanced Wealth Strategy Fund, Class B2	MFS® Total Return Series, Service Class
AB Dynamic Asset Allocation Portfolio, Class B2 BlackRock Global Allocation V.I. Fund, Class III[2]	PIMCO All Asset Portfolio, Administrative Class PIMCO Global Managed Asset Allocation Portfolio, Advisor Class[2] Putnam VT Multi-Asset Absolute Return Fund, Class IB2
Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

[1]	Not available to Contracts purchased on or after February 17, 2009.

[2]	Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

[3]	Not available to Contracts purchased on or after August 17, 2009.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX Q - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”), Retirement Income Escalator II (“RIE II”), Income ON Demand III Escalator (“IOD III Escalator”), or Income Riser (“SIR”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, RIE II, IOD III Escalator, and SIR, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix Q.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the living benefits, however, there are certain limits on the times when you can make additional Purchase Payments.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated

Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options that is available and permissible under Federal Tax Laws). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, subject to conditions imposed by Federal Tax Laws or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary may receive any annuity payments provided under the Annuity Option that is in effect and that is permissible under Federal Tax Laws. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in Good Order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method that is permissible under Federal Tax Laws before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of a payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)

your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. (See “Calculating the Death Benefit.”) Because of the way that Adjusted Purchase Payments are computed, when the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

•	the amount payable under the basic death benefit above, or

•

your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a living benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the living benefit. If you are participating in a living benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the living benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may, subject to the requirements under the Federal Tax Laws, elect to annuitize, to defer receipt of the death benefit, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person’s death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options that is available and permissible under the Federal Tax Laws. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. This election can be made by sending us at our Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity that is permissible under the Federal Tax Laws.

We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Qualified Contracts

If your Contract is a Qualified Contract, the following rules apply to the payment of the death benefit:

The death benefit may be (1) taken as an immediate lump sum, (2) deferred for any period up to December 31st of the tenth year after your death, or (3) taken in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after your death.

If, on the date of your death, the Beneficiary is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, restriction (3) above does not apply and the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy.

If the sole Beneficiary is your surviving spouse, the Beneficiary may also elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within

60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

•

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence as follows: If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31.

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period, subject to any conditions imposed by Federal Tax Laws. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

If your Contract is a Qualified Contract, in general, the Beneficiary must take any remaining payments over a period that does not extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply and the Beneficiary may receive monthly payments for the remainder of the period certain, regardless of its duration. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take any remaining payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and the other designated person are spouses.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B, subject to any conditions imposed by Federal Tax Laws. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first seven Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

If your Contract is a Qualified Contract, in general, payments cannot extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply and the Beneficiary may receive monthly payments for the remainder of the period certain, regardless of its duration. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take monthly payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable living benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a Guarantee Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin, unless a change is required under Federal Tax Laws.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in an addition or no change.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.65% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the

Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your applicable living benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings to the extent the Account Value immediately prior to the withdrawal exceeds the “investment in the contract”. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the Contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following three distribution rules:

(1)	If the Owner dies before the date annuity payouts begin, the entire Annuity Account Value must generally be distributed within five years after the date of death;

(2)

If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death; and

(3)	If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:

The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and

Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

Please discuss the tax consequences of any contemplated or completed transactions with a qualified tax professional.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Beginning on January 1, 2020, an exception to the 10 percent early withdrawal tax penalty applies to distributions from IRAs and other applicable eligible retirement plans (as defined under Federal Tax Laws) for the birth or adoption of a child. The maximum amount of such distribution for any individual is $5,000. The distribution must be made during the one-year period beginning on the date on which a child of the individual is born or on which the legal adoption by the individual of an eligible adoptee is finalized. In addition, such distributions, if recontributed to the eligible retirement plan will be treated as a rollover and thus not includible in income, subject to certain requirements. You will be required to represent to us in writing that you meet the requirements for this exception.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59 1⁄2, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59 1⁄2, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;

•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;

•	costs related to the purchase of your principal residence (not including mortgage payments);

•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;

•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or

•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

Your TSA may contain a provision that permits loans; however, the Contract does not, and loans are therefore not available.

TSAs, like IRAs and qualified plans, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For that year, and each succeeding year, a distribution must be made on or before December 31.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Taxation of Qualified Death Benefit Proceeds. Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient.

If the Owner died on or before December 31, 2019, and after RMD distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

If the Owner died on or before December 31, 2019, and before RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with the rules set forth below:

(1)

If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;

(2)

If the designated Beneficiary is the Owner’s surviving spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the individual died or (b) December 31 of the calendar year in which the individual would have attained age 70½;

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

If the Owner dies after December 31, 2019, regardless of whether RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the tenth anniversary of the Owner’s death unless an election is made to receive distributions in accordance with the following three distribution rules:

(1)

If, on the date of the Owner’s death, the Beneficiary is not more than ten years younger than the Owner or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy;

(2)

If the Beneficiary is the Owner’s child and under the age of majority on the date of the Owner’s death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority; and

(3)

If the sole Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

If the Owner dies on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the Beneficiary must take any remaining payments over a period that does not extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take any remaining payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a Beneficiary who is not the surviving spouse may elect a direct rollover only to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefits and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under SIR.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional benefit, you may have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, and this may cause a reset of your guaranteed withdrawal amount. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1⁄2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1⁄2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to contract owner tax reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We have engaged se2, llc (“se²”), a leading third-party provider of contract administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Contracts. Administrative functions performed by se² include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to se² is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against business interruption and/or cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, interruptions of service resulting from natural disasters, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Variable Accumulation Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the Funds and the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds will always be able to avoid cyber security risks.

In addition, we are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate the Variable Accumulation Unit values, or have other possible negative impacts. There can be no assurance that we, our service providers, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

The COVID-19 pandemic to date has led to the implementation of various responses, including government-imposed quarantines, travel restrictions and other public health-focused safety measures across the United States and in other countries. Some of these responses may increase the risk to the Company and the Variable Account of cyber security breaches or other forms of business disruption in ways that are currently unpredictable. Although we continually make efforts to identify and reduce our exposure to these risks, there is considerable uncertainty around both the severity and duration of the COVID-19 outbreak and, for that reason, the future financial and other impacts of the pandemic on the Company cannot reasonably be estimated at this time.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2018, 2019, and 2020, respectively, approximately $34,231,853, $31,286,206, and $29,336,571, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2020 are also included in the SAI.

APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US”, “DELAWARE LIFE”): Delaware Life Insurance Company.

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g., taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and the optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant, or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SERVICE ADDRESS: P.O. Box 758581, Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$4,000	$37,000	8.00%	$2,960
	2	$44,200	$4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$4,000	$40,000	7.00%	$2,800
	4	$51,500	$4,000	$40,000	6.00%	$2,400
(c)	5	$55,600	$55,600	$0	0.00%	$0
	6	$60,000	$60,000	$0	0.00%	$0

(a)

The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)

In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your remaining Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your remaining Purchase Payments.

(c)	In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of four partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.

Account Year	Hypothetical Account Value Before Withdrawal	Free Withdrawal Amount Before Withdrawal	Amount of Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
1	$41,000	$4,000	$0	$0	8.00%	$0	$4,000	$41,000
2	$44,200	$4,000	$0	$0	8.00%	$0	$4,000	$44,200
3	$47,700	$4,000	$0	$0	7.00%	$0	$4,000	$47,700
(a) 4	$48,200	$4,000	$3,000	$0	6.00%	$0	$1,000	$45,200
(b) 4	$46,000	$1,000	$8,000	$7,000	6.00%	$420	$0	$38,000
(c) 4	$38,250	$0	$12,000	$12,000	6.00%	$720	$0	$26,250
(d) 4	$26,650	$0	$22,000	$21,000	6.00%	$1,260	$0	$4,650

Totals			$45,000	$40,000	6.00%	$2,400	$0	$4,650

(a)

In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $33,000.

(c)

Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $21,000.

(d)

Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of remaining Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

(2)	The date of surrender is 2 years from the Expiration Date (N = 24).

(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

(4)	The interest earned in the current Account Year is $674.16.

(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor	=	(1 + I )	N/12	- 1
		1 + J + b

	=	(1 + .06)	24/12	- 1
		1 + .05

	=	(1.010)	[2]	- 1

	=	1.019 - 1

	=	.019

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge. For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19. $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES

5% PREMIUM ROLL-UP (“5% ROLL-UP”) DEATH BENEFIT

Under the 5% Roll-Up, the death benefit will be the greater of:

•	the amount payable under the basic death benefit, or

•	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this death benefit, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

•	the first day of the month following your 80th birthday, or

•	the day the death benefit amount under this death benefit equals twice the sum of your Adjusted Purchase Payments.

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value*	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

*	The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$90,000
Cash Surrender Value*	=	$89,950
Total of Adjusted Purchase Payments**	=	$80,000
5% Premium Roll-Up Value***	=	$112,000
The Death Benefit Amount would therefore	=	$112,000

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**	Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.
***	The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

EARNINGS ENHANCEMENT BENEFIT PREMIER (“EEB PREMIER”) DEATH BENEFIT

If you elected EEB Premier, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier amount.” Calculated as of the Death Benefit Date, the “EEB Premier amount” is determined as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner’s 70th birthday and death occurs in year 7.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$85,185
The Death Benefit Amount would therefore	=	$115,000

- PLUS -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**	Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

EARNINGS ENHANCEMENT BENEFIT PREMIER PLUS (“EEB PREMIER PLUS”) DEATH BENEFIT

If you elected EEB Premier Plus, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier Plus amount.” Calculated as of the Death Benefit Date, the “EEB Premier Plus amount” is determined as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier Plus amount” will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier Plus amount” will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier Plus amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier Plus amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
75% of the above amount	=	$26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH MAV (“EEB PREMIER WITH MAV”) DEATH BENEFIT

If you elected EEB Premier with MAV, your death benefit will be the amount payable under the MAV death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner’s 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

- PLUS -

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the MAV death benefit plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH 5% ROLL-UP (“EEB PREMIER WITH 5% ROLL-UP”) DEATH BENEFIT

If you elected EEB Premier with 5% Roll-Up, your death benefit will be the amount payable under the 5% Roll-Up death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is determined as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

- PLUS -

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up death benefit plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on the cover page of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

International/Global Equity Fund

MFS® Global Growth Portfolio, Service Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Initial Class

Multi-Sector Bond Fund

MFS® Income Portfolio, Service Class1

[1]	Formerly known as MFS® Strategic Income Portfolio.

Massachusetts Financial Services Company advises the MFS® Portfolios.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund Class 12

MFS® Massachusetts Investors Growth Stock Portfolio, Service Class

MFS® Blended Research® Core Equity Portfolio, Service Class

CTIVPSM - Loomis Sayles Growth Fund, Class 12

International/Global Equity Fund

MFS® Global Research Portfolio, Service Class

Small-Cap Equity Fund

Invesco V.I. Main Street Small Cap Fund®, Series II3

[2]	Only available if you purchased your Contract through a Bank of America representative.
[3]	Formerly known as Invesco Oppenheimer V.I. Main Street Small Cap Fund®.

Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (CTIVPSM - Loomis Sayles Growth Fund sub-advised by Loomis, Sayles & Company). Invesco Advisers, Inc. advises the Invesco V.I. Main Street Small Cap Fund®. Massachusetts Financial Services Company advises the MFS® Portfolios.

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Fund

Wanger Select4

Small-Cap Equity Funds

Wanger USA4

Columbia Variable Portfolio - Small Cap Value Fund, Class 2

[4]	These funds do not have different share classes.

Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolio - Small Cap Value Fund. Columbia Wanger Asset Management, LLC advises Wanger USA and Wanger Select.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund

MFS® Value Series, Initial Class

International/Global Equity Fund

Templeton Foreign VIP Fund, Class 2

Emerging Markets Equity Fund

Templeton Developing Markets VIP Fund, Class 2

Mid-Cap Equity Fund

MFS® Mid Cap Value Portfolio, Initial Class

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Initial Class

Massachusetts Financial Services Company, advises the MFS® Portfolios and the MFS® Series. Templeton Asset Management Ltd. advises the Templeton Developing Markets VIP Fund (sub-advised by Franklin Templeton Investment Management Limited). Templeton Investment Counsel, LLC advises the Templeton Foreign VIP Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund

Invesco V.I. Main Street Fund®, Series II3

International/Global Equity Fund

AB International Value Portfolio, Class B2

Target Date Fund

Fidelity® Freedom 2010 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)1

Intermediate-Term Bond Fund

PIMCO Total Return Portfolio, Administrative Class

Inflation-Protected Bond Fund

PIMCO Real Return Portfolio, Administrative Class

[1]	This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
[2]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
[3]	Formerly known as Invesco Oppenheimer V.I. Main Street Fund®.

AllianceBernstein L.P. advises the AB International Value Portfolio. FMR Co., Inc. advises the Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV). Invesco Advisers, Inc. advises the Invesco V.I. Main Street Fund®. Pacific Investment Management Company LLC advises the PIMCO Portfolios.

If you purchased your Contract before February 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund

Franklin Allocation VIP Fund, Class 24

[4]

This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds. Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

Franklin Templeton Services, LLC administers the Franklin Allocation VIP Fund (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising the Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising the Templeton Growth VIP Fund).

If you purchased your Contract before August 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund

Invesco V.I. Conservative Balanced Fund, Series II5

[5]	Formerly known as Invesco Oppenheimer V.I. Conservative Balanced Fund.

Invesco Advisers, Inc. advises the Invesco V.I. Conservative Balanced Fund.

APPENDIX E - SECURED RETURNS FOR LIFE

The following information applies to your Contract if you elected to participate in Secured Returns for Life (“Secured Returns for Life,” “Benefit,” or “the rider”) and did not replace it with Secured Returns for Life Plus, which was available for such replacements for a limited period of time beginning in April 2006. Secured Returns for Life is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life to new Owners, renewals are no longer available.

Secured Returns for Life guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to “step-up” your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Guaranteed Living Benefit Amount (the “GLB amount”):	The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the “GLB Base”):	A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:	A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:	The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the “RGLB amount”):	If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract’s Maximum Annuity Commencement Date, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly decrease, and even terminate, the total Secured Returns for Life Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

•

Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

•

Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under “Withdrawals Under Secured Returns for Life.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under “Withdrawals Under Secured Returns for Life.”

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit (“AB”) Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life.”)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.”

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.) If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of Secured Returns for Life

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

•	you annuitize; or

•	under the provisions of Secured Returns for Life;

•	your benefit matures;

•	your benefit is revoked; or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this

Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•

A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•

If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate and your Contract will terminate without value.

•

If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)

You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your Beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)

(2)

You (or your Beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date, you may elect to:

•	annuitize your Contract;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•

receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value (“step-up”). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under “Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.” (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the

Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base or Lifetime Income Base if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see “Withdrawals Under Secured Returns for Life”).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

•	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

•	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•

Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.

•	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•

Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

•

Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	On December 31, 2006, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•

Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero. On December 31, 2025:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].

•	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

•	Your Account Value is reduced by the amount of the withdrawal [$5,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•

Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].

•	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].

•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)].

•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.

You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	On December 31, 2006, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•

Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

•	Your Account Value equals $130,000 [$80,000 + $50,000].

•	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].

•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].

•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].

•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.

You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•

On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

•

On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

•

On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

•

This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.

•	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

•	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.

•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

•	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•

Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

•	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% of $3,330 or $133.

•	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:

•	Your Account Value is zero.

•	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].

•	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.

•	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].

•	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].

•	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000 - $5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•

Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

•	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Fund, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

•	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:

•	Your Account Value is $27,108.

•	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].

•	Your GLB Base is zero because your GLB amount is equal to zero.

•	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].

•	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:

•	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].

•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].

•

Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

•	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:

•	Your Account Value is $1,457 [$7,609 x (1 - 0.02) - $6,000].

•	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].

•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value ($1,457)].

•	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].

•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die, or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

•

Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

•

Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:

•	Your Account Value is $103,184.

•	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

•	Your Account Value is $103,184.

•	Your GLB amount is $103,184.

•	Your GLB Base is $103,184.

•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].

•	Your Lifetime Income Base is $103,184.

•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].

*

Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•

On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.

•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX F - SECURED RETURNS

The optional living benefit Secured Returns (“Benefit” or “the rider”) was available for all Contracts purchased prior to September 7, 2004 and certain contracts purchased on or after that date. The following information applies to your Contract if you elected to participate in Secured Returns and did not replace it with Secured Returns 2, which was available for such replacements for a limited period of time. Secured Returns is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns to new Owners, renewals are no longer available.

Secured Returns guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. Upon annuitization, the Benefit and any optional death benefit automatically terminate.

To participate in Secured Returns, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

If you elected to participate in Secured Returns with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets. If you elected Secured Returns with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Any time after your 7th Account Anniversary, you may revoke Secured Returns. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected Secured Returns, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan. You are automatically enrolled in the AB Plan at the time you elect Secured Returns. Any time prior to your 81st birthday, you may elect instead to receive your Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns, but have not yet elected to participate in the

WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount (“GLB amount”) over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. This set dollar amount, or “maximum WB amount,” is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the GLB amount must be fully distributed by December 31st of the tenth year after your death.)

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED SECURED RETURNS ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

•	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2: High investment performance; no WB election

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

•	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3: Low investment performance; WB election

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

•

On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4: High investment performance; WB election

•	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

•	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

•	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

•

Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. Secured Returns thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5: Withdrawals under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

•

Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6: Withdrawals under the WB Plan

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

•	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

•

Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•

Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•

Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7: Withdrawals with subsequent Purchase Payments under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

•	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

•

Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

•	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8: Withdrawals with subsequent Purchase Payments under the WB Plan

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•

Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•

Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

•

Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX G - SECURED RETURNS 2

The following information applies to your Contract if you elected to participate in Secured Returns 2 (“Benefit,” “Secured Returns 2” or “the rider”) and did not replace it with Secured Returns for Life, which was available for such replacements for a limited period of time beginning in November 2005. Secured Returns 2 is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns 2 to new Owners, renewals are no longer available.

Secured Returns 2 guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit other than the EEB Premier Plus. Upon annuitization, Secured Returns 2 and any elected optional death benefit automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Any time after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns 2 will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns 2 will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this

Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount (“GLB amount”) proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it “matures” on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the “maturity date,” then we will refund the charges you have paid for Secured Returns 2 (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such “maturity date.” No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and the date the AB Plan is scheduled to “mature”. If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or “maximum WB amount,” is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the GLB amount must be fully distributed by December 31st of the tenth year after your death.)

After your fifth Account Anniversary, you may elect to increase (“step-up”) your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your “maximum WB amount.” After the step up, your “maximum WB amount” will become the greater of the current “maximum WB amount” and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new “maximum WB amount.” (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns 2. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns 2 as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED SECURED RETURNS 2 ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

•

Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

•	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

•

Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•

Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

•

Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

•	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

•	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

•

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•

On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

•	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

•	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

•

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

•

On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

•	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

•	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

•

Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.

•	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

•	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

•

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

•

Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

•

Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal and $74,000 just after the withdrawal.

•

Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

•

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•

Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

•

Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

•

On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

•	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

•

Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

•

On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 - (40,000 ÷ 240,000)].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

•

Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•	On June 1, 2011, you make an additional $80,000 Purchase Payment.

•

On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•

Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

•

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

•	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•	On January 6, 2007, you make an additional Purchase Payment of $50,000.

•	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

•	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

•	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

•

Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 - ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

•

On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

•

On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

•

On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

•

This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX H - SECURED RETURNS FOR LIFE PLUSSM

The optional living benefit known as Secured Returns for Life Plus (“Secured Returns for Life Plus,” “Benefit,” or “the rider”) was available for Contracts purchased on or after April 11, 2006, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.

Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:	The date when the AB Plan matures. If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See “Step-Up.”) If you are 85 on the Issue Date, your AB Plan Maturity Date is your Maximum Annuity Commencement Date.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:	An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):	The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):	The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):	A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:	A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:	The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:	Under this optional living benefit, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under the AB Plan” and “Death of Participant Under the WB Plan.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract’s Maximum Annuity Commencement Date, and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step-Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described above under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.” Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments you submit while participating in the WB Plan will be returned to you.

For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.

Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the “Plus 5 Period”). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

•

Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

•

Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

•	your GLB Base prior to the addition of the amount of any bonus, and

•	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

•	your Lifetime Income Base prior to the addition of the bonus amount, and

•	the lesser of:

•	your RGLB amount after the addition of the bonus amount, and

•	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

•	you annuitize or

•	under the provisions of Secured Returns for Life Plus:

•	your Benefit matures;

•	your Benefit is revoked (see “Revocation of Secured Returns for Life Plus” in this Appendix); or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached) In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

•	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

•	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•

A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Plus Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•

If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate and your Contract will terminate without value.

•

If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)

You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your Beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death); or

(2)

You (or your Beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date you may elect to:

•	annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•

receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the Beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated

Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

•	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

•	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit (‘WB’) Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 - 10/01/16	100%
2	10/02/16 - 10/01/17	100%
3	10/02/17 - 10/01/18	85%
4	10/02/18 - 10/01/19	85%
5	10/02/19 - 10/01/20	85%
6	10/02/20 - 10/01/21	70%
7	10/02/21 - 10/01/22	70%
8	10/02/22 - 10/01/23	70%
9	10/02/23 - 10/01/24	60%
10	10/02/24 - 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)

The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)

The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)

The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Participants at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

•	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

•	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant’s death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.) If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)

The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)

The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described above under “Death of Participant Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

•

Assume that you remain in the AB Plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

•

Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

EXAMPLE 3: Withdrawals under AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

•

Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

EXAMPLE 4: Step-up elected under AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

•	Your Account Value is reduced by the amount of the withdrawal [$5,000].

•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•

Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].

•	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].

•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.

•	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)]

•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•

Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•

Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

•	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].

•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]

•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]

•	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

•	Your Account Value equals zero.

•	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].

•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•

Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

•	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].

•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].

•

Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].

•	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

•	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

•	Your Account Value is $1,457.

•	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].

•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB Amount equals $73 [5% of your new GLB Base].

•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

•

Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

•	Your Account Value is $103,184.

•	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

•	Your Account Value is $103,184.

•	Your RGLB amount is $103,184.

•	Your GLB Base is $103,184.

•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].

•	Your Lifetime Income Base is $103,184.

•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].

•	Your Bonus Base is $103,184.

*

Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue; withdrawals not taken immediately.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $105,000, and

(b) your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $110,000.

Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $110,000, and

(b) your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

•

Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue; subsequent Purchase Payments made; withdrawals not taken immediately.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $105,000, and

(b) your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and

(ii)	your new RGLB amount of $173,000.

Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650. Your LIB will now become the greater of:

(i)	your old LIB of $165,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $173,000, and

(b) your old LIB of $165,000 plus the bonus amount of $8,000.

Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

•

Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue; withdrawals taken.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $105,000, and

(b) your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i) your old GLB Base of $105,000, and

(ii) your new RGLB amount of $104,750.

Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $104,750, and

(b) your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $109,750.

Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $109,750, and

(b) your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue; Excess Withdrawal taken.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $105,000, and

(b) your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new RGLB amount is $90,000.

Your GLB Base will be reduced to the lesser of:

(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500. Your Bonus Base will be reduced to the lesser of:

(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new Bonus Base is $90,000.

Your LIB will be reduced to the lesser of:

(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and

(ii)	your new RGLB amount of $94,500.

Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.

Your LIB will now become the greater of:

(i)	your old LIB of $90,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $94,500, and

(b) your old LIB of $90,000 plus the bonus amount of $4,500.

Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and

(ii)	your new RGLB amount of $99,000.

Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.

Your LIB will now become the greater of:

(i)	your old LIB of $94,500, and

(ii)	the lesser of:

(a) your new RGLB amount of $99,000, and

(b) your old LIB of $94,500 plus the bonus amount of $4,500.

Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue; withdrawals not taken immediately; Step-up elected.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.

Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $105,000, and

(b) your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $110,000.

Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.

Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $110,000, and

(b) your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and

(ii)	your new RGLB amount of $115,000.

Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.

Your LIB will now become the greater of:

(i)	your old LIB of $115,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $115,000, and

(b) your old LIB of $110,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

•

Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and

(ii)	your new RGLB amount of $123,900.

Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.

Your LIB will now become the greater of:

(i)	your old LIB of $118,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $123,900, and

(b) your old LIB of $118,000 plus the bonus amount of $5,900.

Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and

(ii)	your new RGLB amount of $120,000.

Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.

Your LIB will now become the greater of:

(i)	your old LIB of $115,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $120,000, and

(b) your old LIB of $115,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn.

Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

•

Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and

(ii)	your new RGLB amount of $100,625.

Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.

Your LIB will now become the greater of:

(i)	your old LIB of $96,250, and

(ii)	the lesser of:

(a) your new RGLB amount of $100,625, and

(b) your old LIB of $96,250 plus the bonus amount of $4,375.

Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•

Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•

Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and

(ii)	your new RGLB amount of $129,800.

Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.

Your LIB will now become the greater of:

(i)	your old LIB of $123,900, and

(ii)	the lesser of:

(a) your new RGLB amount of $129,800, and

(b) your old LIB of $123,900 plus the bonus amount of $5,900.

Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

•

Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and

(ii)	your new RGLB amount of $126,200.

Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.

Your LIB will now become the greater of:

(i)	your old LIB of $120,600, and

(ii)	the lesser of:

(a) your new RGLB amount of $126,200, and

(b) your old LIB of $120,600 plus the bonus amount of $5,600.

Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•

On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

•

On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

•

On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

•

This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

EXAMPLE 19: One Year Step-up elected under AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX I - RETIREMENT INCOME ESCALATORSM

The optional living benefit known as Retirement Income Escalator (“RIE” or “the rider”) was available for all Contracts purchased on or after May 5, 2008 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount. To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59 1⁄2 at issue; otherwise, the first Account Anniversary after you attain age 59 1⁄2.

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE Fee” (see “Cost of RIE”).

RIE Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:	The amount on which bonuses are calculated. The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:	The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE with Single-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Upon annuitization, RIE and any elected optional death benefit automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base. The RIE Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE” in this Appendix), provided that the step up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE with Single-Life Coverage,” and “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	decreased following any withdrawals you take prior to your RIE Coverage Date;

•	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE”; and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date. It is a set percentage of your Withdrawal Benefit Base. This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
59 1⁄2 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described under “Withdrawals under RIE”) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under RIE.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 1⁄2 prior to your Issue Date, your RIE Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups. Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date. Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal. In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new Bonus Base	=	A x	(	C	)
D - E

Your new Withdrawal Benefit Base	=	B x	(	C	)
D - E

Where:

	A	=	Your Bonus Base immediately prior to the excess withdrawal.

	B	=	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C	=	Your Account Value immediately after the excess withdrawal.

	D	=	Your Account Value immediately prior to the excess withdrawal.

	E	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 - 6,000
				121,000 - (8,000 - 4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal Benefit Base	=	160,000	x	121,000 - 6,000
				121,000 -(8,000 -4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, excess withdrawals taken in a down market could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. In addition, all withdrawals taken prior to your RIE Coverage Date, including any “free withdrawal amounts,” will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal. In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulas:

Your new Bonus Base	=	W x	(	Y	)
Z

Your new Withdrawal Benefit Base	=	X x	(	Y	)
Z

Where:

	W	=	Your Bonus Base immediately prior to the early withdrawal.

	X	=	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y	=	Your Account Value immediately after the early withdrawal.

	Z	=	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal. Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59 1⁄2). Any withdrawals, including any “free withdrawal amount,” you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increase the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59 1⁄2), this is an early withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	0
2	$100,000	$107,000	$100,000	$0	0
3	$125,000	$125,000	$125,000	$0	0
4	$125,000	$133,750	$125,000	$0	0
5	$125,000	$142,500	$125,000	$0	0
6	$125,000	$151,250	$125,000	$0	0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	125,000	x	125,000 - 10,000
				125,000

	=	125,000	x	115,000
				125,000

	=	125,000	x	0.92000

	=	115,000

Your new Withdrawal Benefit Base	=	160,000	x	125,000 - 10,000
				125,000

	=	160,000	x	115,000
				125,000

	=	160,000	x	0.92000

	=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your RIE, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage). The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

•	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year. However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary. That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied. First, you must meet certain eligibility requirements:

•

Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts. If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

•

If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage. In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended. You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you had the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including RIE) ends. To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59 1⁄2 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 1⁄2 if the younger spouse is less than age 59 1⁄2 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage
59 1⁄2 - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time. Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in this prospectus to which this Appendix is attached, RIE will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your benefits under RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

•	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);

•

if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

•	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX J - Income ON Demand®

The optional living benefit known as Income ON Demand (“Income ON Demand,” “Benefit,” or “the rider”) was available for all Contracts purchased on or after March 5, 2007 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.

To describe how Income ON Demand works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Stored Income Balance:	The amount you may withdraw at any time after age 59 1⁄2 without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your “Income ON Demand Fee” (see “Cost of Income ON Demand”).

You and Your:	The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit automatically terminate.

Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59 1⁄2, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be withdrawn at any time in the future. The amount you can withdraw each year can be increased or decreased as described below under “Determining Your Stored Income Balance.”

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.”

To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	decreased following any withdrawals you take prior to becoming age 59 1⁄2;

•	decreased following any withdrawals you take after becoming age 59 1⁄2, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

•	increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;

•

increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works”; and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

•	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

•	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

•	decreases by the amount of any withdrawals you take, and

•	decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).

How Income ON Demand Works

Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero(other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59 1⁄2 without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total Income ON Demand Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under Income ON Demand” and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59 1⁄2 without affecting your Income Benefit Base. If, at any time after age 59 1⁄2 and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn, and

•	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

•	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how Income ON Demand works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under Income ON Demand

Withdrawals After Age 59 1⁄2

Starting at age 59 1⁄2, you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59 1⁄2 are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract,

•	your Stored Income Balance, or

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000

Withdrawals Prior to Age 59 1⁄2 (Early Withdrawals)

All withdrawals taken before age 59 1⁄2, including any “free withdrawal amounts,” will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59 1⁄2 will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early withdrawals could severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with Income ON Demand, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under “Death of Participant Under Income ON Demand with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)

using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of Income ON Demand

If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you make a withdrawal prior to age 59 1⁄2 or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under Income ON Demand

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you had the option of electing Income ON Demand with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON

Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under Income ON Demand with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59 1⁄2, the withdrawal will be considered an “early withdrawal,” and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of Income ON Demand

Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it at any time. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Income ON Demand will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel Income ON Demand.

Death of Participant Under Income ON Demand with Single-Life Coverage

If you selected single-life coverage, Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that, at the time of such election, Income ON Demand is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

•	the new Stored Income Balance will be reset to zero.

Death of Participant Under Income ON Demand with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in Income ON Demand, the provisions of the section in this Appendix titled “Death of Participant Under Income ON Demand with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, Income ON Demand will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under Income ON Demand” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including Income ON Demand, terminates.

If you purchased joint life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under Income ON Demand

Under the terms of Income ON Demand, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX K -

Income ON Demand® II

The optional living benefit known as Income ON Demand II (“IOD II” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.

To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Fee” (see “Cost of IOD II”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II and any elected optional death benefit automatically terminate.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Works”).

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under IOD II.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.

Withdrawals Under IOD II

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II, any withdrawal before age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elected IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated below under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		$5,000

Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)

Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	-	$5,000	=	$108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	=	$67,787
					$99,000 - $5,000

	The total adjustment	=	$113,000	-	$67,787	=	$45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX L - Income ON Demand® II Plus

The optional living benefit known as Income ON Demand II Plus (“IOD II Plus” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.

Income ON Demand II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your “IOD II Plus Fee” (see “Cost of IOD II Plus”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:	The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:	A ten-year period commencing on the Issue Date. If you “step-up” IOD II Plus, (described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:	A period beginning on the latest of your first Account Anniversary, the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit automatically terminate.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the

Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at any time as long as you are at least age 50. The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Service Address.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).

How IOD II Plus Works

During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under IOD II Plus.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero(other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD II Plus.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus

Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without reducing your future Annual Income Amount. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - AIA

Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV - AIA

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB	=	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AIA	=	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero. In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 - $50,000)	=	$62,551
$90,000 - $17,100
Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any “free withdrawal amounts,” taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal. In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB	=	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elected IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA	=	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700. All values are shown as of the beginning of the Account Year unless otherwise stated.

During the IOD II Plus Bonus Period (Account Years 1and 2), the Fee Base is set equal to your Income Benefit Base. During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take an $11,400 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.

•

If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step-up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000		=	$108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x	(	$99,000 - $40,000	)	=	$67,787
					$99,000 - $5,000
	The total adjustment	=	$113,000	-	$67,787		=	$45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000
Stored Income Balance at end of fourth quarter		$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Plus will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance, if any, will remain unchanged;

•

the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX M -

RETIREMENT INCOME ESCALATORSM II

The optional living benefit known as Retirement Income Escalator II (“RIE II”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in RIE II, the following information applies to your Contract. RIE II is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in RIE II, your Lifetime Withdrawal Percentage (defined below) is different from the Lifetime Withdrawal Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Withdrawal Amount,” “Step-Up Under RIE II,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under RIE II,” the fee charged for your RIE II is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of RIE II” in this Appendix.)

RIE II provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:

The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:

The amount on which bonuses are calculated. The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:

A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE II Fee” (see “Cost of RIE II”).

You and Your:

The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, RIE II and any elected optional death benefit automatically terminate.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the

Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base. The RIE II Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II” in this Appendix), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submitted will be returned to you.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE II with Single-Life Coverage,” and “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE II” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under RIE II” in this Appendix.) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under RIE II.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under RIE II” in this Appendix. Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II” in this Appendix.

Here is an example of how RIE II works. This example assumes that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE II Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE II Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the chart on the previous page, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,

•	your Required Minimum Distribution Amount, or

•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal. Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base	=	$125,000	x	$125,000 - $10,000
				$125,000

	=	$125,000	x	$115,000
				$125,000

	=	$125,000	x	0.92000

	=	$115,000

Your new Withdrawal Benefit Base	=	$160,000	x	$125,000 - $10,000
				$125,000

	=	$160,000	x	$115,000
				$125,000

	=	$160,000	x	0.92000

	=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the RIE II Bonus Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as benefits available with RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.2875% for joint-life coverage). The maximum RIE II Fee you can pay in any one Account Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% of the highest Withdrawal Benefit Base for single-life coverage (1.00% for joint-life coverage). Your cost for RIE II will not increase unless:

•	you decide to step-up your Withdrawal Benefit Base, as described below under “Step-Up Under RIE II,” and

•	you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

•	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described below under “Step-Up Under RIE II.” If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II” in this Appendix.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the applicable table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000		= $	108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000	)	= $	67,787
					$99,000 - $5,000

	The total adjustment	=	$113,000	-	$67,787		= $	45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Account Anniversary. Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect. Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including RIE II, ends. To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II” in this Appendix. The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time. Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•

the Withdrawal Benefit Base and the RIE II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE II” in this Appendix);

•

if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

•	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE II. If you elected to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX N - Income ON Demand® II Escalator

The optional living benefit known as Income ON Demand II Escalator (“IOD II Escalator”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in IOD II Escalator, the following information applies to your Contract. IOD II Escalator is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in IOD II Escalator, your Lifetime Income Percentage (defined below) is different from the Lifetime Income Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Income Amount,” “Step-Up Under IOD II Escalator,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under IOD II Escalator,” the fee charged for IOD II Escalator is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of IOD II Escalator” in this Appendix.)

To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Escalator Fee” (see “Cost of IOD II Escalator”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Escalator and any elected optional death benefit automatically terminate.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described in this Appendix under “Step-Up Under IOD II Escalator”;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described below under “How IOD II Escalator Works”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under IOD II Escalator” in this Appendix.) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described above under “Determining Your Income Benefit Base.”

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Escalator Works”).

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator” in this Appendix.

Withdrawals Under IOD II Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage). Your cost for IOD II Escalator will not increase unless:

•	you decide to step-up your Income Benefit Base, as described in this Appendix under “Step-Up Under IOD II Escalator,” and

•	you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV -WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix. Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are as of the beginning of the Account Year unless otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described below under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator” in this Appendix.

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	-	$5,000	= $	108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	= $	67,787
					$99,000 - $5,000

	The total adjustment	=	$113,000	-	$67,787	= $	45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75. Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age Younger Spouse at Step-up	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the applicable table above.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section above titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•

the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator” in this Appendix);

•

if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Escalator. If you elected to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator, as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX O - RETIREMENT ASSET PROTECTORSM

The optional living benefit known as Retirement Asset Protector was available on Contracts purchased on or after March 5, 2007 and prior to August 17, 2009. If you elected to participate in Retirement Asset Protector, the following information applies to your Contract. Retirement Asset Protector is no longer available for sale on new Contracts, and therefore, renewals of the benefit are no longer available.

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit is lower than the fee charged on Contracts purchased on or after that date. (See “Cost of Retirement Asset Protector.”) Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.

To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:	An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under “Step-Up Under Retirement Asset Protector.”

GMAB Maturity Date:	The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset Protector.”) If you are 85 on the Issue Date, your GMAB Maturity Date is your Maximum Annuity Commencement Date.

You and Your:	Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under Retirement Asset Protector.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Retirement Asset Protector guarantees a return of the greater of:

•	the excess of your Retirement Asset Protector Benefit Base over your Account Value or

•	your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

If you are participating in Retirement Asset Protector, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Cost of Retirement Asset Protector

If you elected Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee” or “rider fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your

Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

•	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

•	you annuitize your Contract;

•	Retirement Asset Protector matures on the GMAB Maturity Date;

•	your Retirement Asset Protector benefit is cancelled as described in this Appendix under “Cancellation of Retirement Asset Protector;” or

•	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:

(a)	any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and

(b)	the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.

We determine the value of (b) in two steps.

(1)

As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by the applicable percentage rate.

(2)	We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.

In the situation where you purchased your Contract on or after February 17, 2009, and do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

•

Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•	Assume you make an additional Purchase Payment of $50,000 on April 7, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.

•	Assume you make no withdrawals or additional Purchase Payments and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•

Assume that, because of poor investment performance, your Account Value on March 7, 2017 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 - $135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $15,000 to your Account Value.

•

Assume instead that, because of better investment performance, your Account Value on March 7, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Retirement Asset Protector, including reducing your Account Value to zero and thereby terminating your Contract without value.

Here is an example of how we handle withdrawals under Retirement Asset Protector:

•

Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•

Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

•	Assume you make no additional withdrawals and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•

Assume that, because of investment performance, your Account Value on March 7, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Delaware Life or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:

•	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

•	the total amount of fees you paid for Retirement Asset Protector.

•

Assume that you purchased a Contract on March 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•

Assume that, on March 7, 2009, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be March 7, 2019.

•	Assume you make no withdrawals prior to the GMAB Maturity Date on March 7, 2019.

•

Assume that your Account Value on March 7, 2019 is $108,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($118,000 -$108,000). Your total Retirement Asset Protector Fee is equal to the sum of all fees applied prior to the step-up plus the sum of all fees applied after the step-up.

The sum of all fees applied prior to the step-up are equal to the sum of the value of the Benefit Bases prior to the step-up multiplied by the quarterly fee percentage applicable prior to the step-up [($100,000 x 4) x (0.35% ÷ 4)]. Similarly, the sum of all fees applied after the step-up are equal to the sum of the value of the Benefit Bases after the step-up multiplied by the quarterly fee percentage applicable after the step-up [($118,000 x 40) x (0.75% ÷ 4)].

In this case, the total amount of rider fees paid is $9,200. Therefore, we will credit $10,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth in this Appendix under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease. Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Retirement Asset Protector will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The GMAB Maturity Date does not change.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Retirement Asset Protector. If you withdraw all or a portion of your retirement plan’s Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector” in this Appendix).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX P - INCOME ON DEMAND® III ESCALATOR

The optional living benefit known as Income ON Demand III Escalator (“IOD III Escalator”) was available on Contracts purchased on or after August 17, 2009 and prior to February 8, 2010. If you elected to participate in IOD III Escalator, the following information applies to your Contract. IOD III Escalator is no longer available for sale on new Contracts. To describe how IOD III Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD III Escalator Fee” (see “Cost of IOD III Escalator” in this Appendix).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD III Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD III Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD III Escalator and the MAV optional death benefit, if elected, automatically terminate.

IOD III Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Income Benefit Base depending upon your age. Under IOD III Escalator, if you forgo withdrawing all or any part of your Annual Income Amount in any one year, that amount will be stored or banked in the Stored Income Balance for use in later years. In any future year, you may take more than your Annual Income Amount by drawing from that amount which you have stored or banked. Thus, in future years, you can take your full Annual Income Amount plus all or a portion of that amount which you have stored or banked.

If you are participating in IOD III Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

If you are participating in IOD III Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD III Escalator. (The term of IOD III Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD III Escalator are terminated or cancelled as described in this Appendix under “Cancellation of IOD III Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD III Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD III Escalator” in this Appendix;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD III Escalator Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below.

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described in this Appendix under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under IOD III Escalator” in this Appendix) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD III Escalator Works”).

How IOD III Escalator Works

Under the terms of IOD III Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD III Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD III Escalator works.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD III Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund will cancel IOD III Escalator as described in this Appendix under “Cancellation of IOD III Escalator.”

Withdrawals Under IOD III Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD III Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD III Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD III Escalator

If you elected IOD III Escalator, we will deduct a quarterly fee from your Account Value (“IOD III Escalator Fee”). The IOD III Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2750 % of your Fee Base on that day, if you elected single-life coverage (0.3250% for joint-life coverage). On an annual basis, the IOD III Escalator Fee is equal to 1.10% of your Fee Base if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD III Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD III Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year except as otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	StoredIncome Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD III Escalator Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD III Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD III Escalator Fee.

In addition, on your Account Anniversary, the IOD III Escalator Fee may also change, if we increase the percentage used to calculate the IOD III Escalator Fee as described below under “Step-Up Under IOD III Escalator.”

The investment performance of the Designated Funds will not affect your IOD III Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD III Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD III Escalator Fee.

We will continue to deduct the IOD III Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD III Escalator are cancelled as described under “Cancellation of IOD III Escalator” in this Appendix.

Step-Up Under IOD III Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your Account Value minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts. Since we are no longer issuing Contracts with IOD III Escalator, the percentage rate we use to calculate your IOD III Escalator Fee will be set based upon current market conditions at that time.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD III Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD III Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base. Here is an example of how step-up works under IOD III Escalator:

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD III Escalator with single-life coverage and do not take any withdrawals. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

Assume that your Account Value grows to $103,000 by the end of Account Year 1. Because your Account Value minus your Stored Income Balance ($103,000 - $5,000) is less than your current Income Benefit Base, you will not step-up.

Assume further that your Account Value grows to $113,000 by the end of Account Year 2. Because your Account Value minus your Stored Income Balance ($113,000 - $10,000) is greater than your current Income Benefit Base ($100,000), you will step-up. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($103,000). Your new Annual Income Amount will be $5,150 (5% of your new Income Benefit Base).

Assume further that your Account Value grows to $125,150 by the end of Account Year 3. Because your Account Value minus your Stored Income Balance ($125,150 - $15,150) is greater than your current Income Benefit Base ($103,000), you will step-up again. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($110,000). Your new Annual Income Amount will be $5,500 (5% of your new Income Benefit Base).

Account Year	Account Value End of Year	Stored Income Balance Beginning of Year	Income Benefit Base End of Year	Annual Income Amount End of Year	Withdrawals
1	$103,000	$5,000	$100,000	$5,000	0
2	$113,000	$10,000	$103,000	$5,150	0
3	$125,150	$15,150	$110,000	$5,500	0

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. Your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described below under “Joint-Life Coverage.”

The above example assumes that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 77 at issue and have attained age 80 by the end of Account Year 3. When your Income Benefit Base steps-up to $110,000 your new Lifetime Income Percentage is 6% since you are now age 80. Your Annual Income Amount is now $6,600 and your Stored Income Balance becomes $21,750 at the beginning of Account Year 4.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD III Escalator with single-life coverage or, for a higher IOD III Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD III Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD III Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the table below.

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD III Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

Cancellation of IOD III Escalator

Should you decide that IOD III Escalator is no longer appropriate for you, you may cancel IOD III Escalator at any time. Upon cancellation, all benefits and charges under IOD III Escalator shall cease. Once cancelled, IOD III Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD III Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD III Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD III Escalator.

Death of Participant Under IOD III Escalator with Single-Life Coverage

If you elected single-life coverage, IOD III Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Note that single-life coverage may be inappropriate on a co-owned Contract, because all living benefits will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” in the prospectus to which this Appendix is attached) or any living benefits under the Contract.

Death of Participant Under IOD III Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD III Escalator, the provisions of the section above titled “Death of Participant Under IOD III Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD III Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•

the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD III Escalator” in this Appendix);

•

if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD III Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD III Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD III Escalator

Under the terms of IOD III Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD III Escalator. If you elected to participate in IOD III Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD III Escalator as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD III Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX Q - BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled. For Contracts with the Income Riser with 7% bonus, the following is the Build Your Own Portfolio model that applies to your Contract.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	PIMCO Global Managed Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	MFS® Global Tactical Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	MFS® Conservative Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco V.I. Capital Appreciation Fund	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	AB Dynamic Asset Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation - Adjusted Bond Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Putnam VT Multi-Asset Absolute Return Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
		MFS® Growth Allocation Portfolio	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund
		BlackRock Global Allocation V.I. Fund	MFS® Mid Cap Value Portfolio	Invesco V.I. Global Fund
			JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund
			Putnam VT Large Cap Value Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
MFS® International Growth Portfolio
MFS® Growth Series
CTIVPSM - Loomis Sayles Growth Fund

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
Columbia Variable Portfolio - Large Cap Growth Fund
Rational Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For all Contracts purchased on or after August 17, 2009, and before February 8, 2010, including Contracts with SIR with a 6% bonus, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
MFS® Total Return Bond Series	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco V.I. Capital Appreciation Fund	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
	MFS® Conservative Allocation Portfolio	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio
	MFS® Moderate Allocation Portfolio	MFS® Mid Cap Value Portfolio	Invesco V.I. Global Fund	Templeton Global Bond VIP Fund
	MFS® Growth Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund
	BlackRock Global Allocation V.I. Fund	Putnam VT Large Cap Value Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	PIMCO Global Managed Asset Allocation Portfolio		MFS® International Growth Portfolio
	MFS® Global Tactical Allocation Portfolio		MFS® Growth Series
	AB Dynamic Asset Allocation Portfolio		CTIVPSM - Loomis Sayles Growth Fund
	Putnam VT Multi-Asset Absolute Return Fund		Columbia Variable Portfolio - Large Cap Growth Fund
Rational Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased after February 16, 2009, and prior to August 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
MFS® Total Return Bond Series	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco V.I. Capital Appreciation Fund	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	Invesco V.I. Conservative Balanced Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation - Adjusted Bond Portfolio	Invesco V.I. Equity and Income Fund	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio
	MFS® Conservative Allocation Portfolio	MFS® Mid Cap Value Portfolio	Invesco V.I. Global Fund	Templeton Global Bond VIP Fund
	MFS® Moderate Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund
	MFS® Growth Allocation Portfolio	Putnam VT Large Cap Value Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	BlackRock Global Allocation V.I. Fund		MFS® International Growth Portfolio
	PIMCO Global Managed Asset Allocation Portfolio		MFS® Growth Series
	MFS® Global Tactical Allocation Portfolio		CTIVPSM - Loomis Sayles Growth Fund
	AB Dynamic Asset Allocation Portfolio		Columbia Variable Portfolio - Large Cap Growth Fund
	Putnam VT Multi-Asset Absolute Return Fund		Rational Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to February 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
PIMCO Total Return Portfolio[7]	AB Balanced Wealth Strategy Portfolio[8]	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Total Return Bond Series[8]	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	MFS® High Yield Portfolio[8]
MFS® Government Securities Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco V.I. Capital Appreciation Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Allocation VIP Fund[8]	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio
PIMCO Real Return Portfolio[7]	MFS® Total Return Series	MFS® Utilities Series	Invesco V.I. Main Street Small Cap Fund®[2]	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® U.S. Government Money Market Portfolio	Invesco V.I. Conservative Balanced Fund	MFS® Blended Research® Core Equity Portfolio[2]	MFS® New Discovery Series	Templeton Developing Markets VIP Fund[6]
MFS® Limited Maturity Portfolio[8]	Invesco V.I. Equity and Income Fund[8]	MFS® Global Research Portfolio[2]	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio[8]	Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV)[7]	MFS® Core Equity Portfolio	MFS® International Intrinsic Value Portfolio	MFS® Income Portfolio[1]
JPMorgan Insurance Trust Core Bond Portfolio[8]	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Foreign VIP Fund[6]	Lazard Retirement Emerging Markets Equity Portfolio[8]
	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Invesco V.I. Main Street Fund®[7]	MFS® Research International Portfolio	PIMCO All Asset Portfolio
	MFS® Conservative Allocation Portfolio[8]	Rational Trend Aggregation VA Fund[5]	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund[8]
	MFS® Moderate Allocation Portfolio[8]	MFS® Mid Cap Value Portfolio[8]	First Eagle Overseas Variable Fund
	MFS® Growth Allocation Portfolio[8]	JPMorgan Insurance Trust U.S. Equity Portfolio[8]	Invesco V.I. Global Fund
	BlackRock Global Allocation V.I. Fund[8]	Putnam VT Large Cap Value Fund[8]	Columbia Variable Portfolio - Select International Equity Fund
	PIMCO Global Managed Asset Allocation Portfolio[8]		Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	MFS® Global Tactical Allocation Portfolio		Wanger USA[3]
	AB Dynamic Asset Allocation Portfolio[8]		Wanger Select[3]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
	Putnam VT Multi-Asset Absolute Return Fund[8]		Columbia Variable Portfolio - Small Cap Value Fund[3]
MFS® International Growth Portfolio
MFS® Growth Series
CTIVPSM - Loomis Sayles Growth Fund[4]
Columbia Variable Portfolio - Large Cap Growth Fund[4]
MFS® Global Growth Portfolio[1]
Rational Insider Buying VA Fund[5]
MFS® Mid Cap Growth Series[8]
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio[8]
Invesco V.I. American Value Fund[8]
AB International Growth Portfolio[8]
AB International Value Portfolio[7,8]
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund IV)[8]
MFS® New Discovery Value Portfolio[8]
AB Small/Mid Cap Value Portfolio[8]
Invesco V.I. International Growth Fund[8]
PIMCO StocksPLUS® Global Portfolio[8]
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio[8]
[1]	Only available if you purchased your Contract before February 2, 2004.

[2]	Only available if you purchased your Contract before March 5, 2007.

[3]	Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.

[4]

Only B Class shares available if you purchased your Contract on or after March 5, 2007. Only A Class shares available if you purchased your Contract through Bank of America representative before March 5, 2007.

[5]	Only available if you purchased your Contract through a Huntington Bank representative.

[6]	Only available if you purchased your Contract before March 10, 2008.

[7]	Only available if you purchased your Contract before October 20, 2008.

[8]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX R - CONDENSED FINANCIAL INFORMATION

The following information for Masters Flex should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Calculated unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB Dynamic Asset Allocation Portfolio, Class B	01	2020	12.9072	13.3113	874,683
	01	2019	11.3876	12.9072	915,111
	01	2018	12.4973	11.3876	1,043,437
	01	2017	11.1141	12.4973	1,118,613
	01	2016	10.9325	11.1141	1,279,211
	01	2015	11.2623	10.9325	1,398,701
	01	2014	10.9889	11.2623	1,594,435
	01	2013	9.9821	10.9889	1,499,014
	01	2012	9.3981	9.9821	251,645
	01	2011	10.0000	9.3981	35,337

	02	2020	12.6824	13.0532	34,097
	02	2019	11.2116	12.6824	37,469
	02	2018	12.3291	11.2116	54,443
	02	2017	10.9865	12.3291	63,981
	02	2016	10.8290	10.9865	81,958
	02	2015	11.1785	10.8290	99,213
	02	2014	10.9294	11.1785	93,568
	02	2013	9.9482	10.9294	88,397
	02	2012	9.3854	9.9482	31,379
	02	2011	10.0000	9.3854	29,739

	03	2020	12.6268	12.9895	0
	03	2019	11.1682	12.6268	0
	03	2018	12.2876	11.1682	0
	03	2017	10.9549	12.2876	0
	03	2016	10.8034	10.9549	0
	03	2015	11.1577	10.8034	0
	03	2014	10.9146	11.1577	4,320
	03	2013	9.9398	10.9146	4,383
	03	2012	9.3822	9.9398	0
	03	2011	10.0000	9.3822	0

	04	2020	12.4610	12.7995	217,084
	04	2019	11.0381	12.4610	226,198
	04	2018	12.1628	11.0381	244,464
	04	2017	10.8601	12.1628	259,692
	04	2016	10.7264	10.8601	337,659
	04	2015	11.0951	10.7264	435,369
	04	2014	10.8700	11.0951	499,643
	04	2013	9.9144	10.8700	430,381
	04	2012	9.3727	9.9144	65,655
	04	2011	10.0000	9.3727	519

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	12.4055	12.7359	0
	05	2019	10.9947	12.4055	0
	05	2018	12.1214	10.9947	0
	05	2017	10.8287	12.1214	0
	05	2016	10.7008	10.8287	0
	05	2015	11.0743	10.7008	7,094
	05	2014	10.8552	11.0743	0
	05	2013	9.9060	10.8552	0
	05	2012	9.3695	9.9060	0
	05	2011	10.0000	9.3695	0

	06	2020	12.2430	12.5502	0
	06	2019	10.8669	12.2430	0
	06	2018	11.9985	10.8669	0
	06	2017	10.7350	11.9985	0
	06	2016	10.6245	10.7350	0
	06	2015	11.0122	10.6245	0
	06	2014	10.8109	11.0122	0
	06	2013	9.8807	10.8109	0
	06	2012	9.3600	9.8807	0
	06	2011	10.0000	9.3600	0

	07	2020	12.1892	12.4887	0
	07	2019	10.8245	12.1892	0
	07	2018	11.9578	10.8245	0
	07	2017	10.7040	11.9578	0
	07	2016	10.5992	10.7040	0
	07	2015	10.9916	10.5992	0
	07	2014	10.7962	10.9916	0
	07	2013	9.8722	10.7962	0
	07	2012	9.3568	9.8722	0
	07	2011	10.0000	9.3568	0

	08	2020	11.9753	12.2446	0
	08	2019	10.6562	11.9753	0
	08	2018	11.7959	10.6562	0
	08	2017	10.5805	11.7959	0
	08	2016	10.4983	10.5805	0
	08	2015	10.9093	10.4983	0
	08	2014	10.7373	10.9093	0
	08	2013	9.8386	10.7373	0
	08	2012	9.3441	9.8386	0
	08	2011	10.0000	9.3441	0

AB International Growth Portfolio, Class B	01	2020	10.2775	13.1001	104,385
	01	2019	8.2129	10.2775	127,545
	01	2018	10.1350	8.2129	163,086
	01	2017	7.6534	10.1350	154,076
	01	2016	8.3737	7.6534	215,691
	01	2015	8.7035	8.3737	233,005
	01	2014	8.9765	8.7035	268,551
	01	2013	8.0542	8.9765	320,945
	01	2012	7.1071	8.0542	338,063
	01	2011	8.6073	7.1071	413,315

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	10.0339	12.7640	14,398
	02	2019	8.0344	10.0339	27,614
	02	2018	9.9347	8.0344	33,488
	02	2017	7.5171	9.9347	33,313
	02	2016	8.2415	7.5171	40,873
	02	2015	8.5835	8.2415	34,021
	02	2014	8.8708	8.5835	43,144
	02	2013	7.9756	8.8708	54,321
	02	2012	7.0522	7.9756	69,042
	02	2011	8.5581	7.0522	68,273

	03	2020	9.9740	12.6814	297
	03	2019	7.9904	9.9740	361
	03	2018	9.8853	7.9904	418
	03	2017	7.4836	9.8853	393
	03	2016	8.2089	7.4836	468
	03	2015	8.5538	8.2089	426
	03	2014	8.8447	8.5538	424
	03	2013	7.9561	8.8447	414
	03	2012	7.0386	7.9561	423
	03	2011	8.5459	7.0386	445

	04	2020	9.7956	12.4357	26,040
	04	2019	7.8593	9.7956	30,261
	04	2018	9.7379	7.8593	38,228
	04	2017	7.3831	9.7379	35,983
	04	2016	8.1110	7.3831	44,658
	04	2015	8.4649	8.1110	42,911
	04	2014	8.7662	8.4649	44,574
	04	2013	7.8976	8.7662	53,557
	04	2012	6.9975	7.8976	74,189
	04	2011	8.5091	6.9975	80,335

	05	2020	9.7364	12.3541	0
	05	2019	7.8159	9.7364	0
	05	2018	9.6892	7.8159	0
	05	2017	7.3499	9.6892	0
	05	2016	8.0787	7.3499	0
	05	2015	8.4355	8.0787	0
	05	2014	8.7402	8.4355	0
	05	2013	7.8782	8.7402	0
	05	2012	6.9839	7.8782	0
	05	2011	8.4969	6.9839	0

	06	2020	9.5626	12.1154	0
	06	2019	7.6878	9.5626	0
	06	2018	9.5448	7.6878	0
	06	2017	7.2512	9.5448	0
	06	2016	7.9825	7.2512	0
	06	2015	8.3478	7.9825	0
	06	2014	8.6626	8.3478	0
	06	2013	7.8202	8.6626	0
	06	2012	6.9432	7.8202	0
	06	2011	8.4604	6.9432	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	9.5052	12.0366	0
	07	2019	7.6455	9.5052	0
	07	2018	9.4970	7.6455	0
	07	2017	7.2186	9.4970	0
	07	2016	7.9507	7.2186	0
	07	2015	8.3187	7.9507	0
	07	2014	8.6368	8.3187	0
	07	2013	7.8010	8.6368	0
	07	2012	6.9297	7.8010	188
	07	2011	8.4482	6.9297	192

	08	2020	9.2783	11.7255	0
	08	2019	7.4782	9.2783	0
	08	2018	9.3082	7.4782	0
	08	2017	7.0894	9.3082	0
	08	2016	7.8244	7.0894	0
	08	2015	8.2034	7.8244	0
	08	2014	8.5346	8.2034	0
	08	2013	7.7244	8.5346	0
	08	2012	6.8758	7.7244	0
	08	2011	8.3997	6.8758	0

AB Small/Mid Cap Value Portfolio, Class B	01	2020	21.9935	22.2911	164,040
	01	2019	18.6496	21.9935	165,841
	01	2018	22.3878	18.6496	178,070
	01	2017	20.1696	22.3878	158,865
	01	2016	16.4336	20.1696	98,269
	01	2015	17.7182	16.4336	117,921
	01	2014	16.5361	17.7182	133,842
	01	2013	12.2159	16.5361	154,802
	01	2012	10.4853	12.2159	41,044
	01	2011	10.0000	10.4853	121

	02	2020	21.6272	21.8758	13,369
	02	2019	18.3759	21.6272	16,530
	02	2018	22.1037	18.3759	18,524
	02	2017	19.9537	22.1037	24,798
	02	2016	16.2908	19.9537	32,768
	02	2015	17.6001	16.2908	21,915
	02	2014	16.4594	17.6001	22,470
	02	2013	12.1840	16.4594	20,448
	02	2012	10.4793	12.1840	15,154
	02	2011	10.0000	10.4793	0

	03	2020	21.5368	21.7734	146
	03	2019	18.3082	21.5368	0
	03	2018	22.0334	18.3082	0
	03	2017	19.9003	22.0334	0
	03	2016	16.2555	19.9003	0
	03	2015	17.5708	16.2555	0
	03	2014	16.4403	17.5708	0
	03	2013	12.1760	16.4403	0
	03	2012	10.4779	12.1760	0
	03	2011	10.0000	10.4779	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	21.2664	21.4675	28,696
	04	2019	18.1056	21.2664	27,353
	04	2018	21.8227	18.1056	31,921
	04	2017	19.7397	21.8227	27,572
	04	2016	16.1491	19.7397	11,032
	04	2015	17.4826	16.1491	12,630
	04	2014	16.3829	17.4826	21,792
	04	2013	12.1521	16.3829	42,770
	04	2012	10.4734	12.1521	0
	04	2011	10.0000	10.4734	0

	05	2020	21.1759	21.3650	0
	05	2019	18.0380	21.1759	0
	05	2018	21.7526	18.0380	0
	05	2017	19.6865	21.7526	0
	05	2016	16.1137	19.6865	0
	05	2015	17.4532	16.1137	0
	05	2014	16.3637	17.4532	0
	05	2013	12.1441	16.3637	0
	05	2012	10.4719	12.1441	0
	05	2011	10.0000	10.4719	0

	06	2020	20.9109	21.0660	0
	06	2019	17.8389	20.9109	0
	06	2018	21.5448	17.8389	0
	06	2017	19.5277	21.5448	0
	06	2016	16.0083	19.5277	191
	06	2015	17.3656	16.0083	0
	06	2014	16.3066	17.3656	0
	06	2013	12.1202	16.3066	0
	06	2012	10.4674	12.1202	0
	06	2011	10.0000	10.4674	0

	07	2020	20.8228	20.9667	0
	07	2019	17.7727	20.8228	0
	07	2018	21.4759	17.7727	0
	07	2017	19.4750	21.4759	0
	07	2016	15.9732	19.4750	0
	07	2015	17.3364	15.9732	0
	07	2014	16.2875	17.3364	0
	07	2013	12.1123	16.2875	0
	07	2012	10.4659	12.1123	0
	07	2011	10.0000	10.4659	0

	08	2020	20.4735	20.5731	0
	08	2019	17.5101	20.4735	0
	08	2018	21.2017	17.5101	0
	08	2017	19.2654	21.2017	0
	08	2016	15.8337	19.2654	0
	08	2015	17.2203	15.8337	0
	08	2014	16.2115	17.2203	0
	08	2013	12.0804	16.2115	0
	08	2012	10.4599	12.0804	0
	08	2011	10.0000	10.4599	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

AB Balanced Wealth Strategy Portfolio, Class B	01	2020	16.1357	17.3377	677,833
	01	2019	13.8792	16.1357	742,061
	01	2018	15.0792	13.8792	828,956
	01	2017	13.2594	15.0792	988,808
	01	2016	12.9083	13.2594	1,088,839
	01	2015	12.9572	12.9083	1,125,129
	01	2014	12.3001	12.9572	1,309,516
	01	2013	10.7561	12.3001	1,584,521
	01	2012	9.6471	10.7561	1,736,421
	01	2011	10.1178	9.6471	1,881,783

	02	2020	15.7534	16.8930	110,638
	02	2019	13.5776	15.7534	112,089
	02	2018	14.7813	13.5776	153,091
	02	2017	13.0236	14.7813	190,278
	02	2016	12.7045	13.0236	218,537
	02	2015	12.7786	12.7045	267,151
	02	2014	12.1553	12.7786	302,148
	02	2013	10.6511	12.1553	256,494
	02	2012	9.5725	10.6511	336,328
	02	2011	10.0600	9.5725	373,813
	03	2020	15.6594	16.7837	455
	03	2019	13.5033	15.6594	456
	03	2018	14.7079	13.5033	492
	03	2017	12.9654	14.7079	525
	03	2016	12.6542	12.9654	537
	03	2015	12.7345	12.6542	3,908
	03	2014	12.1195	12.7345	4,435
	03	2013	10.6251	12.1195	5,003
	03	2012	9.5540	10.6251	5,655
	03	2011	10.0457	9.5540	5,787

	04	2020	15.3794	16.4587	45,369
	04	2019	13.2818	15.3794	48,883
	04	2018	14.4887	13.2818	59,633
	04	2017	12.7914	14.4887	74,337
	04	2016	12.5036	12.7914	85,660
	04	2015	12.6022	12.5036	102,758
	04	2014	12.0119	12.6022	124,124
	04	2013	10.5470	12.0119	154,737
	04	2012	9.4984	10.5470	164,245
	04	2011	10.0025	9.4984	162,046

	05	2020	15.2863	16.3506	0
	05	2019	13.2084	15.2863	0
	05	2018	14.4161	13.2084	0
	05	2017	12.7339	14.4161	0
	05	2016	12.4537	12.7339	0
	05	2015	12.5583	12.4537	1,534
	05	2014	11.9763	12.5583	0
	05	2013	10.5211	11.9763	0
	05	2012	9.4799	10.5211	0
	05	2011	9.9881	9.4799	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	06	2020	15.0135	16.0348	2,640
	06	2019	12.9921	15.0135	2,855
	06	2018	14.2013	12.9921	3,153
	06	2017	12.5630	14.2013	3,503
	06	2016	12.3054	12.5630	3,924
	06	2015	12.4278	12.3054	3,912
	06	2014	11.8700	12.4278	4,454
	06	2013	10.4437	11.8700	4,874
	06	2012	9.4247	10.4437	0
	06	2011	9.9452	9.4247	0

	07	2020	14.9235	15.9305	0
	07	2019	12.9206	14.9235	0
	07	2018	14.1304	12.9206	0
	07	2017	12.5066	14.1304	0
	07	2016	12.2564	12.5066	0
	07	2015	12.3846	12.2564	0
	07	2014	11.8348	12.3846	0
	07	2013	10.4180	11.8348	0
	07	2012	9.4064	10.4180	0
	07	2011	9.9309	9.4064	0
	08	2020	14.5675	15.5189	0
	08	2019	12.6380	14.5675	0
	08	2018	13.8495	12.6380	0
	08	2017	12.2829	13.8495	0
	08	2016	12.0618	12.2829	0
	08	2015	12.2130	12.0618	0
	08	2014	11.6947	12.2130	0
	08	2013	10.3158	11.6947	0
	08	2012	9.3333	10.3158	0
	08	2011	9.8738	9.3333	0

AB International Value Portfolio, Class B	01	2020	7.5673	7.6070	1,164,129
	01	2019	6.5878	7.5673	1,211,002
	01	2018	8.6970	6.5878	1,357,842
	01	2017	7.0684	8.6970	1,330,211
	01	2016	7.2448	7.0684	1,643,005
	01	2015	7.1935	7.2448	1,756,328
	01	2014	7.8194	7.1935	2,101,914
	01	2013	6.4781	7.8194	2,321,059
	01	2012	5.7685	6.4781	2,983,793
	01	2011	7.2804	5.7685	3,546,247

	02	2020	7.3879	7.4117	671,399
	02	2019	6.4445	7.3879	774,872
	02	2018	8.5251	6.4445	775,007
	02	2017	6.9426	8.5251	750,812
	02	2016	7.1303	6.9426	892,473
	02	2015	7.0943	7.1303	943,223
	02	2014	7.7273	7.0943	1,144,687
	02	2013	6.4149	7.7273	1,315,871
	02	2012	5.7239	6.4149	1,709,740
	02	2011	7.2388	5.7239	2,013,385

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	7.3438	7.3638	4,143
	03	2019	6.4093	7.3438	4,002
	03	2018	8.4828	6.4093	4,061
	03	2017	6.9115	8.4828	5,018
	03	2016	7.1021	6.9115	5,739
	03	2015	7.0698	7.1021	8,474
	03	2014	7.7045	7.0698	10,275
	03	2013	6.3992	7.7045	8,703
	03	2012	5.7128	6.3992	10,622
	03	2011	7.2284	5.7128	11,455

	04	2020	7.2124	7.2211	103,243
	04	2019	6.3041	7.2124	101,669
	04	2018	8.3562	6.3041	109,211
	04	2017	6.8187	8.3562	98,870
	04	2016	7.0174	6.8187	125,648
	04	2015	6.9963	7.0174	128,444
	04	2014	7.6361	6.9963	156,334
	04	2013	6.3521	7.6361	166,081
	04	2012	5.6795	6.3521	178,771
	04	2011	7.1973	5.6795	220,860
	05	2020	7.1687	7.1736	0
	05	2019	6.2692	7.1687	0
	05	2018	8.3144	6.2692	0
	05	2017	6.7881	8.3144	0
	05	2016	6.9895	6.7881	0
	05	2015	6.9720	6.9895	0
	05	2014	7.6135	6.9720	0
	05	2013	6.3365	7.6135	0
	05	2012	5.6685	6.3365	0
	05	2011	7.1870	5.6685	0

	06	2020	7.0408	7.0351	0
	06	2019	6.1665	7.0408	0
	06	2018	8.1904	6.1665	0
	06	2017	6.6969	8.1904	0
	06	2016	6.9062	6.6969	0
	06	2015	6.8995	6.9062	0
	06	2014	7.5459	6.8995	0
	06	2013	6.2898	7.5459	345
	06	2012	5.6354	6.2898	406
	06	2011	7.1561	5.6354	407

	07	2020	6.9985	6.9893	0
	07	2019	6.1326	6.9985	0
	07	2018	8.1495	6.1326	0
	07	2017	6.6668	8.1495	0
	07	2016	6.8786	6.6668	0
	07	2015	6.8755	6.8786	0
	07	2014	7.5235	6.8755	0
	07	2013	6.2744	7.5235	1,240
	07	2012	5.6245	6.2744	1,598
	07	2011	7.1458	5.6245	1,599

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	08	2020	6.8315	6.8086	0
	08	2019	5.9984	6.8315	0
	08	2018	7.9874	5.9984	0
	08	2017	6.5475	7.9874	0
	08	2016	6.7694	6.5475	0
	08	2015	6.7801	6.7694	0
	08	2014	7.4344	6.7801	0
	08	2013	6.2128	7.4344	0
	08	2012	5.5807	6.2128	0
	08	2011	7.1047	5.5807	0

BlackRock Global Allocation V.I. Fund, Class III	01	2020	17.4962	20.7711	5,693,014
	01	2019	15.1066	17.4962	6,550,473
	01	2018	16.6204	15.1066	7,389,722
	01	2017	14.8607	16.6204	8,398,419
	01	2016	14.5561	14.8607	9,913,152
	01	2015	14.9499	14.5561	11,180,936
	01	2014	14.9126	14.9499	12,921,646
	01	2013	13.2523	14.9126	16,504,124
	01	2012	12.2544	13.2523	19,140,072
	01	2011	12.9302	12.2544	20,564,795

	02	2020	17.1031	20.2637	1,188,856
	02	2019	14.7968	17.1031	1,378,416
	02	2018	16.3124	14.7968	1,564,584
	02	2017	14.6145	16.3124	1,814,248
	02	2016	14.3442	14.6145	1,986,862
	02	2015	14.7623	14.3442	2,229,630
	02	2014	14.7555	14.7623	2,472,429
	02	2013	13.1394	14.7555	2,946,131
	02	2012	12.1749	13.1394	3,568,719
	02	2011	12.8725	12.1749	3,913,986

	03	2020	17.0063	20.1388	3,737
	03	2019	14.7204	17.0063	7,702
	03	2018	16.2364	14.7204	8,336
	03	2017	14.5538	16.2364	10,323
	03	2016	14.2919	14.5538	11,767
	03	2015	14.7159	14.2919	15,767
	03	2014	14.7166	14.7159	20,585
	03	2013	13.1114	14.7166	24,000
	03	2012	12.1552	13.1114	20,363
	03	2011	12.8581	12.1552	20,303

	04	2020	16.7179	19.7675	809,940
	04	2019	14.4927	16.7179	918,627
	04	2018	16.0095	14.4927	1,069,686
	04	2017	14.3721	16.0095	1,167,344
	04	2016	14.1350	14.3721	1,305,413
	04	2015	14.5768	14.1350	1,444,292
	04	2014	14.5998	14.5768	1,703,000
	04	2013	13.0273	14.5998	2,301,902
	04	2012	12.0958	13.0273	2,485,428
	04	2011	12.8149	12.0958	2,494,209

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	16.6220	19.6438	8,365
	05	2019	14.4171	16.6220	8,809
	05	2018	15.9343	14.4171	9,163
	05	2017	14.3120	15.9343	9,337
	05	2016	14.0831	14.3120	9,728
	05	2015	14.5307	14.0831	11,840
	05	2014	14.5611	14.5307	9,303
	05	2013	12.9994	14.5611	9,623
	05	2012	12.0761	12.9994	0
	05	2011	12.8005	12.0761	664

	06	2020	16.3408	19.2826	0
	06	2019	14.1943	16.3408	4,750
	06	2018	15.7117	14.1943	4,865
	06	2017	14.1332	15.7117	4,728
	06	2016	13.9285	14.1332	5,704
	06	2015	14.3932	13.9285	5,457
	06	2014	14.4455	14.3932	5,555
	06	2013	12.9160	14.4455	19,559
	06	2012	12.0171	12.9160	10,439
	06	2011	12.7575	12.0171	3,922

	07	2020	16.2478	19.1632	0
	07	2019	14.1207	16.2478	0
	07	2018	15.6381	14.1207	0
	07	2017	14.0741	15.6381	0
	07	2016	13.8773	14.0741	0
	07	2015	14.3477	13.8773	0
	07	2014	14.4071	14.3477	0
	07	2013	12.8883	14.4071	0
	07	2012	11.9975	12.8883	1,579
	07	2011	12.7432	11.9975	0

	08	2020	15.8801	18.6915	0
	08	2019	13.8292	15.8801	0
	08	2018	15.3465	13.8292	0
	08	2017	13.8397	15.3465	0
	08	2016	13.6742	13.8397	0
	08	2015	14.1667	13.6742	0
	08	2014	14.2545	14.1667	0
	08	2013	12.7779	14.2545	0
	08	2012	11.9192	12.7779	0
	08	2011	12.6860	11.9192	0

CTIVP - Loomis Sayles Growth Fund, Class 1	01	2020	16.9851	22.0393	1,270
	01	2019	13.1071	16.9851	1,270
	01	2018	13.6550	13.1071	0
	01	2017	10.4358	13.6550	3,813
	01	2016	17.8578	10.4358	0
	01	2015	17.7713	17.8578	0
	01	2014	16.5136	17.7713	0
	01	2013	12.3786	16.5136	427
	01	2012	11.2149	12.3786	427
	01	2011	11.7119	11.2149	427

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	16.8601	21.8331	0
	02	2019	13.0367	16.8601	0
	02	2018	13.6091	13.0367	0
	02	2017	10.4215	13.6091	0
	02	2016	17.4696	10.4215	0
	02	2015	17.4205	17.4696	0
	02	2014	16.2206	17.4205	0
	02	2013	12.1837	16.2206	0
	02	2012	11.0610	12.1837	0
	02	2011	11.5747	11.0610	0

	03	2020	16.8289	21.7817	0
	03	2019	13.0191	16.8289	0
	03	2018	13.5976	13.0191	0
	03	2017	10.4180	13.5976	0
	03	2016	17.3743	10.4180	0
	03	2015	17.3342	17.3743	0
	03	2014	16.1485	17.3342	0
	03	2013	12.1357	16.1485	0
	03	2012	11.0230	12.1357	0
	03	2011	11.5408	11.0230	0

	04	2020	16.7356	21.6283	0
	04	2019	12.9664	16.7356	0
	04	2018	13.5631	12.9664	0
	04	2017	10.4073	13.5631	0
	04	2016	17.0894	10.4073	0
	04	2015	17.0761	17.0894	0
	04	2014	15.9324	17.0761	0
	04	2013	11.9917	15.9324	0
	04	2012	10.9090	11.9917	0
	04	2011	11.4389	10.9090	0

	05	2020	16.7037	21.5758	0
	05	2019	12.9485	16.7037	0
	05	2018	13.5515	12.9485	0
	05	2017	10.4037	13.5515	0
	05	2016	16.9954	10.4037	0
	05	2015	16.9909	16.9954	0
	05	2014	15.8610	16.9909	0
	05	2013	11.9441	15.8610	0
	05	2012	10.8713	11.9441	0
	05	2011	11.4051	10.8713	0

	06	2020	16.6117	21.4250	0
	06	2019	12.8964	16.6117	0
	06	2018	13.5173	12.8964	0
	06	2017	10.3930	13.5173	0
	06	2016	16.7167	10.3930	0
	06	2015	16.7379	16.7167	0
	06	2014	15.6488	16.7379	0
	06	2013	11.8023	15.6488	0
	06	2012	10.7588	11.8023	0
	06	2011	11.3044	10.7588	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	16.5809	21.3744	0
	07	2019	12.8790	16.5809	0
	07	2018	13.5059	12.8790	0
	07	2017	10.3895	13.5059	0
	07	2016	16.6248	10.3895	0
	07	2015	16.6544	16.6248	0
	07	2014	15.5787	16.6544	0
	07	2013	11.7555	15.5787	0
	07	2012	10.7216	11.7555	0
	07	2011	11.2710	10.7216	0

	08	2020	16.4575	21.1722	0
	08	2019	12.8091	16.4575	0
	08	2018	13.4600	12.8091	0
	08	2017	10.3752	13.4600	0
	08	2016	16.2616	10.3752	0
	08	2015	16.3239	16.2616	0
	08	2014	15.3009	16.3239	0
	08	2013	11.5695	15.3009	0
	08	2012	10.5737	11.5695	0
	08	2011	11.1383	10.5737	0

CTIVP - Loomis Sayles Growth Fund, Class 2	01	2020	16.8298	21.7840	222,078
	01	2019	13.0189	16.8298	282,330
	01	2018	13.5986	13.0189	333,372
	01	2017	10.4197	13.5986	400,711
	01	2016	15.6245	10.4197	600,241
	01	2015	15.5937	15.6245	453,839
	01	2014	14.5240	15.5937	551,369
	01	2013	10.9138	14.5240	608,426
	01	2012	9.9163	10.9138	775,956
	01	2011	10.3762	9.9163	828,625

	02	2020	16.7059	21.5802	102,696
	02	2019	12.9490	16.7059	120,685
	02	2018	13.5528	12.9490	138,707
	02	2017	10.4054	13.5528	160,033
	02	2016	15.3460	10.4054	194,826
	02	2015	15.3470	15.3460	170,122
	02	2014	14.3233	15.3470	222,881
	02	2013	10.7850	14.3233	256,751
	02	2012	9.8193	10.7850	388,307
	02	2011	10.2956	9.8193	419,009

	03	2020	16.6750	21.5294	5,471
	03	2019	12.9315	16.6750	5,803
	03	2018	13.5414	12.9315	6,129
	03	2017	10.4019	13.5414	6,269
	03	2016	15.2774	10.4019	7,329
	03	2015	15.2861	15.2774	4,817
	03	2014	14.2738	15.2861	4,899
	03	2013	10.7531	14.2738	5,210
	03	2012	9.7953	10.7531	3,268
	03	2011	10.2756	9.7953	4,033

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	16.5825	21.3777	78,259
	04	2019	12.8792	16.5825	91,782
	04	2018	13.5071	12.8792	116,146
	04	2017	10.3912	13.5071	108,603
	04	2016	15.0719	10.3912	132,108
	04	2015	15.1037	15.0719	111,387
	04	2014	14.1250	15.1037	125,221
	04	2013	10.6574	14.1250	117,992
	04	2012	9.7231	10.6574	139,469
	04	2011	10.2155	9.7231	233,021

	05	2020	16.5510	21.3259	0
	05	2019	12.8614	16.5510	0
	05	2018	13.4955	12.8614	0
	05	2017	10.3876	13.4955	0
	05	2016	15.0040	10.3876	0
	05	2015	15.0434	15.0040	0
	05	2014	14.0758	15.0434	0
	05	2013	10.6257	14.0758	0
	05	2012	9.6991	10.6257	0
	05	2011	10.1955	9.6991	0

	06	2020	16.4598	21.1768	0
	06	2019	13.8097	16.4598	0
	06	2018	13.4615	12.8097	0
	06	2017	10.3770	13.4615	0
	06	2016	14.8023	10.3770	2,351
	06	2015	14.8639	14.8023	2,114
	06	2014	13.9292	14.8639	5,127
	06	2013	10.5311	13.9292	9,919
	06	2012	9.6276	10.5311	2,528
	06	2011	10.1358	9.6276	8,109

	07	2020	16.4293	21.1268	0
	07	2019	12.7924	16.4293	0
	07	2018	13.4501	12.7924	0
	07	2017	10.3734	13.4501	0
	07	2016	14.7357	10.3734	0
	07	2015	14.8045	14.7357	0
	07	2014	13.8807	14.8045	0
	07	2013	10.4998	13.8807	0
	07	2012	9.6039	10.4998	2,569
	07	2011	10.1160	9.6039	7,366

	08	2020	16.3070	20.9271	0
	08	2019	12.7229	16.3070	0
	08	2018	13.4045	12.7229	0
	08	2017	10.3592	13.4045	0
	08	2016	14.4716	10.3592	0
	08	2015	14.5690	14.4716	0
	08	2014	13.6878	14.5690	0
	08	2013	10.3751	13.6878	0
	08	2012	9.5094	10.3751	0
	08	2011	10.0370	9.5094	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Columbia Variable Portfolio - Small Cap Value Fund, Class 2	01	2020	22.5273	24.0595	817
	01	2019	18.9315	22.5273	847
	01	2018	23.5240	18.9315	882
	01	2017	20.9828	23.5240	583
	01	2016	16.0724	20.9828	563
	01	2015	17.4442	16.0724	768
	01	2014	17.2118	17.4442	757
	01	2013	13.0561	17.2118	751
	01	2012	11.9333	13.0561	862
	01	2011	12.9257	11.9333	851

	02	2020	21.8607	23.3007	0
	02	2019	18.4082	21.8607	0
	02	2018	22.9200	18.4082	0
	02	2017	20.4850	22.9200	635
	02	2016	15.7231	20.4850	636
	02	2015	17.0999	15.7231	321
	02	2014	16.9065	17.0999	320
	02	2013	12.8506	16.9065	320
	02	2012	11.7696	12.8506	320
	02	2011	12.7743	11.7696	320

	03	2020	21.6975	23.1150	0
	03	2019	18.2799	21.6975	0
	03	2018	22.7718	18.2799	0
	03	2017	20.3628	22.7718	0
	03	2016	15.6372	20.3628	0
	03	2015	17.0151	15.6372	0
	03	2014	16.8312	17.0151	0
	03	2013	12.7999	16.8312	0
	03	2012	11.7291	12.7999	0
	03	2011	12.7368	11.7291	0

	04	2020	21.2125	22.5643	0
	04	2019	17.8983	21.2125	0
	04	2018	22.3303	17.8983	0
	04	2017	19.9982	22.3303	0
	04	2016	15.3808	19.9982	0
	04	2015	16.7617	15.3808	0
	04	2014	16.6060	16.7617	0
	04	2013	12.6480	16.6060	0
	04	2012	11.6078	12.6480	0
	04	2011	12.6244	11.6078	0

	05	2020	21.0522	22.3820	0
	05	2019	17.7723	21.0522	0
	05	2018	22.1847	17.7723	0
	05	2017	19.8781	22.1847	0
	05	2016	15.2962	19.8781	0
	05	2015	16.6781	15.2962	0
	05	2014	16.5316	16.6781	0
	05	2013	12.5978	16.5316	0
	05	2012	11.5676	12.5978	0
	05	2011	12.5871	11.5676	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2020	20.5824	21.8498	0
	06	2019	17.4016	20.5824	0
	06	2018	21.7547	17.4016	0
	06	2017	19.5220	21.7547	0
	06	2016	15.0453	19.5220	0
	06	2015	16.4297	15.0453	0
	06	2014	16.3104	16.4297	0
	06	2013	12.4482	16.3104	0
	06	2012	11.4479	12.4482	0
	06	2011	12.4759	11.4479	0

	07	2020	20.4279	21.6748	0
	07	2019	17.2797	20.4279	0
	07	2018	21.6132	17.2797	0
	07	2017	19.4048	21.6132	0
	07	2016	14.9626	19.4048	0
	07	2015	16.3477	14.9626	0
	07	2014	16.2373	16.3477	0
	07	2013	12.3988	16.2373	0
	07	2012	11.4083	12.3988	0
	07	2011	12.4391	11.4083	0

	08	2020	19.8194	20.9865	0
	08	2019	16.7991	19.8194	0
	08	2018	21.0550	16.7991	0
	08	2017	18.9420	21.0550	0
	08	2016	14.6357	18.9420	0
	08	2015	16.0233	14.6357	0
	08	2014	15.9478	16.0233	0
	08	2013	12.2026	15.9478	0
	08	2012	11.2510	12.2026	0
	08	2011	12.2926	11.2510	0

Columbia Variable Portfolio - Large Cap Growth Fund, Class 1	01	2020	16.6283	22.0348	1,664
	01	2019	12.4402	16.6283	2,095
	01	2018	13.1681	12.4402	2,348
	01	2017	10.4482	13.1681	2,478
	01	2016	17.7677	10.4482	2,835
	01	2015	17.7915	17.7677	2,477
	01	2014	16.5870	17.7915	2,621
	01	2013	11.8408	16.5870	2,840
	01	2012	10.8099	11.8408	3,484
	01	2011	12.4799	10.8099	3,532

	02	2020	16.5058	21.8286	637
	02	2019	12.3734	16.5058	818
	02	2018	13.1238	12.3734	982
	02	2017	10.4339	13.1238	1,116
	02	2016	17.3815	10.4339	1,364
	02	2015	17.4403	17.3815	0
	02	2014	16.2928	17.4403	0
	02	2013	11.6544	16.2928	0
	02	2012	10.6616	11.6544	0
	02	2011	12.3337	10.6616	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	16.4752	21.7772	0
	03	2019	12.3567	16.4752	0
	03	2018	13.1127	12.3567	0
	03	2017	10.4303	13.1127	0
	03	2016	17.2867	10.4303	0
	03	2015	17.3540	17.2867	0
	03	2014	16.2203	17.3540	0
	03	2013	11.6084	16.2203	0
	03	2012	10.6250	11.6084	0
	03	2011	12.2975	10.6250	0

	04	2020	16.3839	21.6238	0
	04	2019	12.3067	16.3839	0
	04	2018	13.0795	12.3067	0
	04	2017	10.4196	13.0795	0
	04	2016	17.0031	10.4196	0
	04	2015	17.0955	17.0031	0
	04	2014	16.0032	17.0955	0
	04	2013	11.4706	16.0032	0
	04	2012	10.5150	11.4706	0
	04	2011	12.1890	10.5150	0

	05	2020	16.3527	21.5714	0
	05	2019	12.2897	16.3527	0
	05	2018	13.0683	12.2897	0
	05	2017	10.4161	13.0683	0
	05	2016	16.9096	10.4161	0
	05	2015	17.0101	16.9096	0
	05	2014	15.9315	17.0101	0
	05	2013	11.4250	15.9315	0
	05	2012	10.4786	11.4250	0
	05	2011	12.1530	10.4786	0

	06	2020	16.2627	21.4205	0
	06	2019	12.2403	16.2627	0
	06	2018	13.0353	12.2403	0
	06	2017	10.4054	13.0353	0
	06	2016	16.6322	10.4054	0
	06	2015	16.7568	16.6322	0
	06	2014	15.7183	16.7568	0
	06	2013	11.2894	15.7183	0
	06	2012	10.3702	11.2894	0
	06	2011	12.0456	10.3702	0

	07	2020	16.2325	21.3700	0
	07	2019	12.2237	16.2325	0
	07	2018	13.0243	12.2237	0
	07	2017	10.4018	13.0243	0
	07	2016	16.5408	10.4018	0
	07	2015	16.6732	16.5408	0
	07	2014	15.6479	16.6732	0
	07	2013	11.2446	15.6479	0
	07	2012	10.3343	11.2446	0
	07	2011	12.0101	10.3343	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2020	16.1117	21.1679	0
	08	2019	12.1574	16.1117	0
	08	2018	12.9801	12.1574	0
	08	2017	10.3875	12.9801	0
	08	2016	16.1794	10.3875	0
	08	2015	16.3423	16.1794	0
	08	2014	15.3688	16.3423	0
	08	2013	11.0667	15.3688	0
	08	2012	10.1918	11.0667	0
	08	2011	11.8686	10.1918	0

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2	01	2020	16.4861	21.7937	884,523
	01	2019	12.3673	16.4861	1,133,617
	01	2018	13.1180	12.3673	1,395,430
	01	2017	10.4325	13.1180	1,678,798
	01	2016	13.5703	10.4325	2,118,671
	01	2015	13.6264	13.5703	1,764,091
	01	2014	12.7317	13.6264	2,109,072
	01	2013	9.1163	12.7317	2,671,400
	01	2012	8.3422	9.1163	3,730,171
	01	2011	9.6511	8.3422	4,360,227

	02	2020	16.3647	21.5898	502,502
	02	2019	12.3008	16.3647	674,547
	02	2018	13.0739	12.3008	838,835
	02	2017	10.4183	13.0739	1,001,209
	02	2016	13.3283	10.4183	1,259,112
	02	2015	13.4107	13.3283	1,053,774
	02	2014	12.5557	13.4107	1,241,472
	02	2013	9.0086	12.5557	1,515,769
	02	2012	8.2606	9.0086	2,148,919
	02	2011	9.5761	8.2606	2,485,972

	03	2020	16.3344	21.5390	5,189
	03	2019	12.2842	16.3344	6,278
	03	2018	13.0629	12.2842	7,128
	03	2017	10.4148	13.0629	8,021
	03	2016	13.2687	10.4148	9,671
	03	2015	13.3575	13.2687	10,771
	03	2014	12.5123	13.3575	13,780
	03	2013	8.9820	12.5123	15,975
	03	2012	8.2404	8.9820	27,868
	03	2011	9.5575	8.2404	28,132

	04	2020	16.2438	21.3872	115,904
	04	2019	12.2345	16.2438	146,263
	04	2018	13.0298	12.2345	164,014
	04	2017	10.4040	13.0298	184,433
	04	2016	13.0902	10.4040	227,738
	04	2015	13.1981	13.0902	188,372
	04	2014	12.3819	13.1981	240,839
	04	2013	8.9020	12.3819	304,604
	04	2012	8.1796	8.9020	377,076
	04	2011	9.5015	8.1796	419,544

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2020	16.2129	21.3353	1,192
	05	2019	12.2176	16.2129	1,412
	05	2018	13.0186	12.2176	1,540
	05	2017	10.4005	13.0186	1,563
	05	2016	13.0313	10.4005	1,712
	05	2015	13.1453	13.0313	1,287
	05	2014	12.3387	13.1453	1,338
	05	2013	8.8755	12.3387	1,428
	05	2012	8.1594	8.8755	1,728
	05	2011	9.4829	8.1594	1,731

	06	2020	16.1236	21.1861	0
	06	2019	12.1685	16.1236	0
	06	2018	12.9857	12.1685	0
	06	2017	10.3898	12.9857	0
	06	2016	12.8560	10.3898	0
	06	2015	12.9884	12.8560	0
	06	2014	12.2101	12.9884	273
	06	2013	8.7965	12.2101	0
	06	2012	8.0992	8.7965	0
	06	2011	9.4274	8.0992	369

	07	2020	16.0937	21.1362	0
	07	2019	12.1520	16.0937	0
	07	2018	12.9747	12.1520	0
	07	2017	10.3862	12.9747	0
	07	2016	12.7981	10.3862	0
	07	2015	12.9365	12.7981	0
	07	2014	12.1676	12.9365	0
	07	2013	8.7703	12.1676	701
	07	2012	8.0793	8.7703	858
	07	2011	9.4090	8.0793	829

	08	2020	15.9739	20.9363	0
	08	2019	12.0861	15.9739	0
	08	2018	12.9307	12.0861	0
	08	2017	10.3720	12.9307	0
	08	2016	12.5686	10.3720	0
	08	2015	12.7307	12.5686	0
	08	2014	11.9985	12.7307	0
	08	2013	8.6662	11.9985	0
	08	2012	7.9998	8.6662	0
	08	2011	9.3355	7.9998	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Columbia Variable Portfolio -Overseas Core Fund, Class 2	01	2020	12.2154	13.0742	124,513
	01	2019	9.9240	12.2154	134,438
	01	2018	12.1306	9.9240	152,877
	01	2017	9.6972	12.1306	153,363
	01	2016	13.5693	9.6972	178,254
	01	2015	13.8014	13.5693	140,587
	01	2014	14.7861	13.8014	164,942
	01	2013	12.4873	14.7861	181,204
	01	2012	10.7955	12.4873	210,255
	01	2011	13.0960	10.7955	273,037

	02	2020	12.1254	12.9518	36,645
	02	2019	9.8707	12.1254	41,355
	02	2018	12.0897	9.8707	47,012
	02	2017	9.6839	12.0897	45,011
	02	2016	13.2744	9.6839	61,156
	02	2015	13.5289	13.2744	51,461
	02	2014	14.5238	13.5289	61,835
	02	2013	12.2907	14.5238	98,241
	02	2012	10.6474	12.2907	129,882
	02	2011	12.9426	10.6474	159,508

	03	2020	12.1030	12.9213	0
	03	2019	9.8573	12.1030	0
	03	2018	12.0795	9.8573	0
	03	2017	9.6806	12.0795	0
	03	2016	13.2019	9.6806	0
	03	2015	13.4619	13.2019	0
	03	2014	14.4592	13.4619	0
	03	2013	12.2422	14.4592	0
	03	2012	10.6108	12.2422	0
	03	2011	12.9047	10.6108	0

	04	2020	12.0359	12.8302	10,301
	04	2019	9.8714	12.0359	11,354
	04	2018	12.0489	9.8174	14,216
	04	2017	9.6707	12.0489	16,285
	04	2016	12.9854	9.6707	18,142
	04	2015	13.2614	12.9854	21,595
	04	2014	14.2657	13.2614	24,479
	04	2013	12.0969	14.2657	27,750
	04	2012	10.5010	12.0969	37,352
	04	2011	12.7908	10.5010	43,912

	05	2020	12.0129	12.7991	1,986
	05	2019	9.8039	12.0129	1,901
	05	2018	12.0386	9.8039	1,947
	05	2017	9.6674	12.0386	1,732
	05	2016	12.9140	9.6674	1,883
	05	2015	13.1952	12.9140	1,296
	05	2014	14.2018	13.1952	1,333
	05	2013	12.0489	14.2018	1,256
	05	2012	10.4647	12.0489	1,279
	05	2011	12.7530	10.4647	1,354

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2020	11.9468	12.7096	0
	06	2019	9.7644	11.9468	0
	06	2018	12.0082	9.7644	0
	06	2017	9.6574	12.0082	0
	06	2016	12.7021	9.6574	0
	06	2015	12.9987	12.7021	0
	06	2014	14.0117	12.9987	0
	06	2013	11.9059	14.0117	0
	06	2012	10.3564	11.9059	0
	06	2011	12.6404	10.3564	0

	07	2020	11.9246	12.6796	0
	07	2019	9.7512	11.9246	0
	07	2018	11.9980	9.7512	0
	07	2017	9.6541	11.9980	0
	07	2016	12.6323	9.6541	0
	07	2015	12.9338	12.6323	0
	07	2014	13.9489	12.9338	0
	07	2013	11.8586	13.9489	0
	07	2012	10.3206	11.8586	0
	07	2011	12.6031	10.3206	0

	08	2020	11.8358	12.5596	0
	08	2019	9.6983	11.8358	0
	08	2018	11.9573	9.6983	0
	08	2017	9.6409	11.9573	0
	08	2016	12.3563	9.6409	0
	08	2015	12.6771	12.3563	0
	08	2014	13.7002	12.6771	0
	08	2013	11.6709	13.7002	0
	08	2012	10.1782	11.6709	0
	08	2011	12.4547	10.1782	0

Fidelity Balanced Portfolio, Service Class 2	01	2020	20.2044	24.2680	1,218,006
	01	2019	16.5510	20.2044	1,361,629
	01	2018	17.6115	16.5510	1,449,358
	01	2017	15.4203	17.6115	1,571,082
	01	2016	14.6561	15.4203	1,513,637
	01	2015	14.8485	14.6561	1,713,093
	01	2014	13.7227	14.8485	1,751,908
	01	2013	11.6973	13.7227	1,716,530
	01	2012	10.3593	11.6973	1,710,308
	01	2011	10.9517	10.3593	1,790,461

	02	2020	19.6849	23.5966	229,730
	02	2019	16.1578	19.6849	216,309
	02	2018	17.2279	16.1578	231,756
	02	2017	15.1146	17.2279	288,957
	02	2016	14.3949	15.1146	297,919
	02	2015	14.6135	14.3949	313,939
	02	2014	13.5331	14.6135	325,716
	02	2013	11.5592	13.5331	330,934
	02	2012	10.2579	11.5592	389,406
	02	2011	10.8666	10.2579	507,476

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	19.5573	23.4319	0
	03	2019	16.0611	19.5573	0
	03	2018	17.1335	16.0611	0
	03	2017	15.0394	17.1335	2,426
	03	2016	14.3305	15.0394	4,910
	03	2015	14.5556	14.3305	6,238
	03	2014	13.4863	14.5556	7,556
	03	2013	11.5250	13.4863	19,432
	03	2012	10.2328	11.5250	22,146
	03	2011	10.8455	10.2328	22,292

	04	2020	19.1777	22.9424	145,835
	04	2019	15.7731	19.1777	154,266
	04	2018	16.8518	15.7731	173,241
	04	2017	14.8145	16.8518	216,860
	04	2016	14.1378	14.8145	206,494
	04	2015	14.3819	14.1378	210,917
	04	2014	13.3458	14.3819	200,074
	04	2013	11.4225	13.3458	239,994
	04	2012	10.1574	11.4225	297,082
	04	2011	10.7821	10.1574	254,298

	05	2020	19.0518	22.7798	0
	05	2019	15.6777	19.0518	0
	05	2018	16.7587	15.6777	0
	05	2017	14.7402	16.7587	0
	05	2016	14.0742	14.7402	0
	05	2015	14.3244	14.0742	0
	05	2014	13.2993	14.3244	0
	05	2013	11.3885	13.2993	0
	05	2012	10.1324	11.3885	0
	05	2011	10.7610	10.1324	0

	06	2020	18.6826	22.3051	1,906
	06	2019	15.3970	18.6826	2,297
	06	2018	16.4832	15.3970	2,650
	06	2017	14.5197	16.4832	3,012
	06	2016	13.8849	14.5197	3,378
	06	2015	14.1535	13.8849	3,478
	06	2014	13.1607	14.1535	4,159
	06	2013	11.2871	13.1607	4,398
	06	2012	10.0577	11.2871	0
	06	2011	10.6980	10.0577	0

	07	2020	18.5609	22.1486	4,821
	07	2019	15.3043	18.5609	0
	07	2018	16.3924	15.3043	0
	07	2017	14.4470	16.3924	0
	07	2016	13.8224	14.4470	0
	07	2015	14.0970	13.8224	0
	07	2014	13.1149	14.0970	0
	07	2013	11.2535	13.1149	0
	07	2012	10.0329	11.2535	0
	07	2011	10.6771	10.0329	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2020	18.0804	21.5314	0
	08	2019	14.9384	18.0804	0
	08	2018	16.0332	14.9384	0
	08	2017	14.1590	16.0332	0
	08	2016	13.5747	14.1590	0
	08	2015	13.8727	13.5747	0
	08	2014	12.9327	13.8727	0
	08	2013	11.1200	12.9327	0
	08	2012	9.9342	11.1200	0
	08	2011	10.5938	9.9342	0

Fidelity Contrafund Portfolio, Service Class 2	01	2020	23.3780	29.9441	1,641,199
	01	2019	18.1063	23.3780	2,065,844
	01	2018	19.7204	18.1063	2,447,540
	01	2017	16.4897	19.7204	2,770,143
	01	2016	15.5633	16.4897	3,286,876
	01	2015	15.7589	15.5633	3,717,000
	01	2014	14.3508	15.7589	4,355,740
	01	2013	11.1425	14.3508	5,443,985
	01	2012	9.7557	11.1425	7,125,305
	01	2011	10.2031	9.7557	8,183,461

	02	2020	22.8240	29.1758	595,724
	02	2019	17.7127	22.8240	735,633
	02	2018	19.3306	17.7127	861,466
	02	2017	16.1963	19.3306	1,003,057
	02	2016	15.3175	16.1963	1,264,678
	02	2015	15.5417	15.3175	1,404,433
	02	2014	14.1818	15.5417	1,601,843
	02	2013	11.0337	14.1818	1,980,421
	02	2012	9.6803	11.0337	2,628,053
	02	2011	10.1448	9.6803	2,983,137

	03	2020	22.6879	28.9872	7,538
	03	2019	17.6159	22.6879	11,536
	03	2018	19.2347	17.6159	12,685
	03	2017	16.1241	19.2347	15,122
	03	2016	15.2569	16.1241	19,210
	03	2015	15.4880	15.2569	25,924
	03	2014	14.1400	15.4880	27,857
	03	2013	11.0068	14.1400	35,649
	03	2012	9.6616	11.0068	55,472
	03	2011	10.1303	9.6616	63,983

	04	2020	22.2822	28.4259	162,697
	04	2019	17.3270	22.2822	206,271
	04	2018	18.9480	17.3270	248,861
	04	2017	15.9077	18.9480	272,446
	04	2016	15.0753	15.9077	313,428
	04	2015	15.3271	15.0753	357,388
	04	2014	14.0145	15.3271	400,419
	04	2013	10.9258	14.0145	512,584
	04	2012	9.6053	10.9258	574,326
	04	2011	10.0868	9.6053	686,154

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2020	22.1474	28.2391	4,109
	05	2019	17.2311	22.1474	4,392
	05	2018	18.8531	17.2311	4,643
	05	2017	15.8362	18.8531	4,965
	05	2016	15.0152	15.8362	5,277
	05	2015	15.2738	15.0152	5,638
	05	2014	13.9730	15.2738	4,687
	05	2013	10.8990	13.9730	0
	05	2012	9.5866	10.8990	0
	05	2011	10.0723	9.5866	0

	06	2020	21.7521	27.6937	1,756
	06	2019	16.9489	21.7521	13,806
	06	2018	18.5722	16.9489	14,380
	06	2017	15.6236	18.5722	14,388
	06	2016	14.8364	15.6236	14,720
	06	2015	15.1151	14.8364	14,727
	06	2014	13.8490	15.1151	11,299
	06	2013	10.8188	13.8490	12,811
	06	2012	9.5308	10.8188	5,128
	06	2011	10.0289	9.5308	3,228

	07	2020	21.6215	27.5135	0
	07	2019	16.8556	21.6215	0
	07	2018	18.4793	16.8556	0
	07	2017	15.5533	18.4793	0
	07	2016	14.7772	15.5533	0
	07	2015	15.0625	14.7772	0
	07	2014	13.8078	15.0625	0
	07	2013	10.7922	13.8078	0
	07	2012	9.5122	10.7922	134
	07	2011	10.0145	9.5122	139

	08	2020	21.1057	26.8026	0
	08	2019	16.4869	21.1057	0
	08	2018	18.1120	16.4869	0
	08	2017	15.2751	18.1120	0
	08	2016	14.5426	15.2751	0
	08	2015	14.8538	14.5426	0
	08	2014	13.6444	14.8538	0
	08	2013	10.6863	13.6444	0
	08	2012	9.4383	10.6863	0
	08	2011	9.9570	9.4383	0

Fidelity Freedom 2010 Portfolio, Service Class 2	01	2020	17.3768	19.1820	20,844
	01	2019	15.2634	17.3768	33,265
	01	2018	16.2111	15.2634	45,617
	01	2017	14.6118	16.2111	59,320
	01	2016	14.1185	14.6118	57,012
	01	2015	14.4318	14.1185	44,200
	01	2014	14.0810	14.4318	51,618
	01	2013	12.6481	14.0810	68,133
	01	2012	11.5263	12.6481	76,848
	01	2011	11.7695	11.5263	83,847

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	16.8838	18.6004	52,255
	02	2019	14.8602	16.8838	55,312
	02	2018	15.8146	14.8602	66,196
	02	2017	14.2831	15.8146	67,303
	02	2016	13.8290	14.2831	87,160
	02	2015	14.1648	13.8290	106,809
	02	2014	13.8486	14.1648	112,795
	02	2013	12.4647	13.8486	116,427
	02	2012	11.3824	12.4647	179,516
	02	2011	11.6463	11.3824	161,253

	03	2020	16.7630	18.4580	0
	03	2019	14.7613	16.7630	0
	03	2018	15.7173	14.7613	0
	03	2017	14.2023	15.7173	0
	03	2016	13.7578	14.2023	0
	03	2015	14.0990	13.7578	0
	03	2014	13.7913	14.0990	0
	03	2013	12.4194	13.7913	0
	03	2012	11.3468	12.4194	0
	03	2011	11.6157	11.3468	0

	04	2020	16.4037	18.0352	4,903
	04	2019	14.4667	16.4037	0
	04	2018	15.4271	14.4667	0
	04	2017	13.9611	15.4271	0
	04	2016	13.5449	13.9611	0
	04	2015	13.9021	13.5449	0
	04	2014	13.6195	13.9021	0
	04	2013	12.2835	13.6195	635
	04	2012	11.2400	12.2835	13,210
	04	2011	11.5240	11.2400	14,209

	05	2020	16.2849	17.8952	0
	05	2019	14.3694	16.2849	0
	05	2018	15.3313	14.3694	0
	05	2017	13.8816	15.3313	0
	05	2016	13.4747	13.8816	0
	05	2015	13.8371	13.4747	0
	05	2014	13.5628	13.8371	0
	05	2013	12.2386	13.5628	0
	05	2012	11.2047	12.2386	0
	05	2011	11.4936	11.2047	0

	06	2020	15.9366	17.4862	0
	06	2019	14.0831	15.9366	0
	06	2018	15.0484	14.0831	0
	06	2017	13.6459	15.0484	0
	06	2016	13.2662	13.6459	0
	06	2015	13.6439	13.2662	0
	06	2014	13.3939	13.6439	0
	06	2013	12.1048	13.3939	0
	06	2012	11.0992	12.1048	781
	06	2011	11.4029	11.0992	1,428

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2020	15.8219	17.3516	0
	07	2019	13.9887	15.8219	0
	07	2018	14.9552	13.9887	0
	07	2017	13.5682	14.9552	0
	07	2016	13.1974	13.5682	0
	07	2015	13.5801	13.1974	0
	07	2014	13.3381	13.5801	0
	07	2013	12.0605	13.3381	0
	07	2012	11.0643	12.0605	0
	07	2011	11.3728	11.0643	0

	08	2020	15.3700	16.8218	0
	08	2019	13.6168	15.3700	0
	08	2018	14.5873	13.6168	0
	08	2017	13.2613	14.5873	0
	08	2016	12.9253	13.2613	0
	08	2015	13.3273	12.9253	0
	08	2014	13.1167	13.3273	0
	08	2013	11.8846	13.1167	0
	08	2012	10.9254	11.8846	0
	08	2011	11.2530	10.9254	0

Fidelity Freedom 2015 Portfolio, Service Class 2	01	2020	18.2364	20.3686	225,782
	01	2019	15.7166	18.2364	255,243
	01	2018	16.8721	15.7166	288,981
	01	2017	14.9423	16.8721	306,270
	01	2016	14.3904	14.9423	341,303
	01	2015	14.7062	14.3904	382,791
	01	2014	14.3152	14.7062	401,094
	01	2013	12.7562	14.3152	529,421
	01	2012	11.5915	12.7562	609,978
	01	2011	11.8467	11.5915	718,756

	02	2020	17.7190	19.7510	115,415
	02	2019	15.3013	17.7190	111,912
	02	2018	16.4595	15.3013	117,854
	02	2017	14.6061	16.4595	137,539
	02	2016	14.0953	14.6061	147,370
	02	2015	14.4341	14.0953	159,508
	02	2014	14.0789	14.4341	203,357
	02	2013	12.5712	14.0789	223,449
	02	2012	11.4468	12.5712	279,346
	02	2011	11.7226	11.4468	253,283

	03	2020	17.5923	19.5998	2,413
	03	2019	15.1995	17.5923	2,413
	03	2018	16.3582	15.1995	2,413
	03	2017	14.5236	16.3582	2,415
	03	2016	14.0227	14.5236	2,416
	03	2015	14.3671	14.0227	2,417
	03	2014	14.0207	14.3671	2,419
	03	2013	12.5255	14.0207	9,124
	03	2012	11.4110	12.5255	10,608
	03	2011	11.6919	11.4110	10,812

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2020	17.2152	19.1508	75,497
	04	2019	14.8962	17.2152	74,976
	04	2018	16.0561	14.8962	77,284
	04	2017	14.2769	16.0561	79,686
	04	2016	13.8057	14.2769	109,689
	04	2015	14.1664	13.8057	123,086
	04	2014	13.8461	14.1664	144,899
	04	2013	12.3885	13.8461	185,794
	04	2012	11.3036	12.3885	219,748
	04	2011	11.5995	11.3036	262,917

	05	2020	17.0905	19.0021	0
	05	2019	14.7960	17.0905	0
	05	2018	15.9565	14.7960	0
	05	2017	14.1956	15.9565	0
	05	2016	13.7341	14.1956	0
	05	2015	14.1001	13.7341	0
	05	2014	13.7884	14.1001	0
	05	2013	12.3432	13.7884	0
	05	2012	11.2680	12.3432	0
	05	2011	11.5689	11.2680	0

	06	2020	16.7250	18.5679	0
	06	2019	14.5012	16.7250	0
	06	2018	15.6620	14.5012	0
	06	2017	13.9546	15.6620	5,295
	06	2016	13.5217	13.9546	5,743
	06	2015	13.9033	13.5217	6,235
	06	2014	13.6167	13.9033	6,719
	06	2013	12.2082	13.6167	7,210
	06	2012	11.1620	12.2082	7,735
	06	2011	11.4776	11.1620	8,307

	07	2020	16.6045	18.4249	0
	07	2019	14.4040	16.6045	0
	07	2018	15.5650	14.4040	0
	07	2017	13.8751	15.5650	0
	07	2016	13.4515	13.8751	0
	07	2015	13.8382	13.4515	0
	07	2014	13.5599	13.8382	0
	07	2013	12.1635	13.5599	0
	07	2012	11.1268	12.1635	0
	07	2011	11.4473	11.1268	0

	08	2020	16.1303	17.8623	0
	08	2019	14.0210	16.1303	0
	08	2018	15.1821	14.0210	0
	08	2017	13.5612	15.1821	0
	08	2016	13.1742	13.5612	0
	08	2015	13.5807	13.1742	0
	08	2014	13.3349	13.5807	0
	08	2013	11.9861	13.3349	0
	08	2012	10.9872	11.9861	0
	08	2011	11.3268	10.9872	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Fidelity Freedom 2020 Portfolio, Service Class 2	01	2020	18.6625	21.0567	305,934
	01	2019	15.8282	18.6625	329,301
	01	2018	17.1360	15.8282	352,150
	01	2017	14.9853	17.1360	384,849
	01	2016	14.4010	14.9853	489,546
	01	2015	14.7101	14.4010	540,700
	01	2014	14.2998	14.7101	604,502
	01	2013	12.5737	14.2998	720,947
	01	2012	11.3077	12.5737	720,320
	01	2011	11.6416	11.3077	844,452

	02	2020	18.1330	20.4182	148,539
	02	2019	15.4099	18.1330	159,072
	02	2018	16.7169	15.4099	173,908
	02	2017	14.6481	16.7169	219,191
	02	2016	14.1057	14.6481	228,717
	02	2015	14.4378	14.1057	248,924
	02	2014	14.0637	14.4378	269,876
	02	2013	12.3914	14.0637	340,849
	02	2012	11.1666	12.3914	439,967
	02	2011	11.5196	11.1666	523,182

	03	2020	18.0032	20.2619	3,550
	03	2019	15.3074	18.0032	3,550
	03	2018	16.6140	15.3074	3,550
	03	2017	14.5653	16.6140	3,552
	03	2016	14.0331	14.5653	3,554
	03	2015	14.3708	14.0331	3,556
	03	2014	14.0055	14.3708	3,557
	03	2013	12.3463	14.0055	7,248
	03	2012	11.1316	12.3463	7,290
	03	2011	11.4894	11.1316	7,333

	04	2020	17.6175	19.7978	50,837
	04	2019	15.0020	17.6175	53,287
	04	2018	16.3072	15.0020	55,243
	04	2017	14.3179	16.3072	68,576
	04	2016	13.8159	14.3179	77,655
	04	2015	14.1701	13.8159	96,933
	04	2014	13.8311	14.1701	145,365
	04	2013	12.2113	13.8311	153,112
	04	2012	11.0269	12.2113	190,004
	04	2011	11.3987	11.0269	197,431

	05	2020	17.4898	19.6441	0
	05	2019	14.9010	17.4898	0
	05	2018	16.2060	14.9010	0
	05	2017	14.2364	16.2060	0
	05	2016	13.7443	14.2364	0
	05	2015	14.1038	13.7443	0
	05	2014	13.7735	14.1038	0
	05	2013	12.1666	13.7735	0
	05	2012	10.9922	12.1666	0
	05	2011	11.3687	10.9922	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2020	17.1157	19.1951	0
	06	2019	14.6041	17.1157	0
	06	2018	15.9069	14.6041	0
	06	2017	13.9947	15.9069	0
	06	2016	13.5316	13.9947	0
	06	2015	13.9069	13.5316	0
	06	2014	13.6020	13.9069	0
	06	2013	12.0336	13.6020	0
	06	2012	10.8887	12.0336	0
	06	2011	11.2789	10.8887	0

	07	2020	16.9925	19.0473	0
	07	2019	14.5062	16.9925	0
	07	2018	15.8084	14.5062	0
	07	2017	13.9150	15.8084	0
	07	2016	13.4614	13.9150	0
	07	2015	13.8418	13.4614	0
	07	2014	13.5453	13.8418	0
	07	2013	11.9895	13.5453	0
	07	2012	10.8545	11.9895	0
	07	2011	11.2491	10.8545	0

	08	2020	16.5072	18.4657	0
	08	2019	14.1205	16.5072	0
	08	2018	15.4195	14.1205	0
	08	2017	13.6002	15.4195	0
	08	2016	13.1839	13.6002	0
	08	2015	13.5843	13.1839	0
	08	2014	13.3205	13.5843	0
	08	2013	11.8147	13.3205	0
	08	2012	10.7182	11.8147	0
	08	2011	11.1306	10.7182	0

Fidelity Mid Cap Portfolio, Service Class 2	01	2020	21.2828	24.6717	949,152
	01	2019	17.5679	21.2828	1,131,245
	01	2018	20.9599	17.5679	1,305,623
	01	2017	17.6790	20.9599	1,402,743
	01	2016	16.0606	17.6790	1,699,103
	01	2015	16.6004	16.0606	2,057,540
	01	2014	15.9187	16.6004	2,392,776
	01	2013	11.9126	15.9187	2,953,402
	01	2012	10.5737	11.9126	3,926,685
	01	2011	12.0596	10.5737	4,711,106

	02	2020	20.7356	23.9891	516,177
	02	2019	17.1505	20.7356	599,268
	02	2018	20.5032	17.1505	718,095
	02	2017	17.3285	20.5032	790,854
	02	2016	15.7743	17.3285	949,439
	02	2015	16.3377	15.7743	1,135,419
	02	2014	15.6988	16.3377	1,300,046
	02	2013	11.7720	15.6988	1,499,832
	02	2012	10.4702	11.7720	1,912,828
	02	2011	11.9659	10.4702	2,259,798

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	20.6012	23.8216	11,039
	03	2019	17.0480	20.6012	11,719
	03	2018	20.3910	17.0480	12,386
	03	2017	17.2423	20.3910	12,281
	03	2016	15.7038	17.2423	13,591
	03	2015	16.2730	15.7038	19,451
	03	2014	15.6445	16.2730	23,019
	03	2013	11.7372	15.6445	26,097
	03	2012	10.4447	11.7372	36,815
	03	2011	11.9427	10.4447	44,656

	04	2020	20.2013	23.3239	137,380
	04	2019	16.7422	20.2013	154,801
	04	2018	20.0556	16.7422	180,238
	04	2017	16.9844	20.0556	196,875
	04	2016	15.4926	16.9844	230,563
	04	2015	16.0788	15.4926	287,212
	04	2014	15.4815	16.0788	330,108
	04	2013	11.6327	15.4815	422,164
	04	2012	10.3676	11.6327	490,128
	04	2011	11.8728	10.3676	568,644

	05	2020	20.0686	23.1586	0
	05	2019	16.6410	20.0686	0
	05	2018	19.9448	16.6410	0
	05	2017	16.8992	19.9448	0
	05	2016	15.4228	16.8992	0
	05	2015	16.0145	15.4228	0
	05	2014	15.4276	16.0145	0
	05	2013	11.5981	15.4276	0
	05	2012	10.3421	11.5981	0
	05	2011	11.8496	10.3421	0

	06	2020	19.6798	22.6759	246
	06	2019	16.3429	19.6798	246
	06	2018	19.6170	16.3429	498
	06	2017	16.6464	19.6170	995
	06	2016	15.2154	16.6464	1,764
	06	2015	15.8234	15.2154	2,285
	06	2014	15.2668	15.8234	2,499
	06	2013	11.4949	15.2668	3,286
	06	2012	10.2659	11.4949	3,736
	06	2011	11.7803	10.2659	6,841

	07	2020	19.5515	22.5167	0
	07	2019	16.2446	19.5515	0
	07	2018	19.5089	16.2446	0
	07	2017	16.5630	19.5089	0
	07	2016	15.1469	16.5630	0
	07	2015	15.7602	15.1469	0
	07	2014	15.2136	15.7602	0
	07	2013	11.4607	15.2136	1,440
	07	2012	10.2406	11.4607	1,780
	07	2011	11.7572	10.2406	1,769

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2020	19.0454	21.8892	0
	08	2019	15.8562	19.0454	0
	08	2018	19.0814	15.8562	0
	08	2017	16.2329	19.0814	0
	08	2016	14.8755	16.2329	0
	08	2015	15.5095	14.8755	0
	08	2014	15.0023	15.5095	0
	08	2013	11.3246	15.0023	0
	08	2012	10.1399	11.3246	0
	08	2011	11.6655	10.1399	0

First Eagle Overseas Variable Fund	01	2020	15.7411	16.5424	4,135,192
	01	2019	13.6348	15.7411	4,460,703
	01	2018	15.4994	13.6348	5,195,600
	01	2017	13.7535	15.4994	5,609,277
	01	2016	13.2968	13.7535	6,490,069
	01	2015	13.2753	13.2968	7,137,034
	01	2014	13.6656	13.2753	8,471,027
	01	2013	12.2694	13.6656	9,936,587
	01	2012	10.8650	12.2694	12,104,190
	01	2011	11.7890	10.8650	13,878,387

	02	2020	15.3363	16.0847	1,459,526
	02	2019	13.3109	15.3363	1,540,147
	02	2018	15.1617	13.3109	1,727,815
	02	2017	13.4809	15.1617	1,881,506
	02	2016	13.0597	13.4809	2,244,790
	02	2015	13.0653	13.0597	2,426,235
	02	2014	13.4768	13.0653	2,792,695
	02	2013	12.1246	13.4768	3,076,351
	02	2012	10.7587	12.1246	3,611,932
	02	2011	11.6975	10.7587	4,189,409

	03	2020	15.2370	15.9724	27,510
	03	2019	13.2313	15.2370	30,943
	03	2018	15.0787	13.2313	31,775
	03	2017	13.4138	15.0787	30,812
	03	2016	13.0014	13.4138	38,208
	03	2015	13.0135	13.0014	48,698
	03	2014	13.4302	13.0135	51,985
	03	2013	12.0888	13.4302	54,237
	03	2012	10.7324	12.0888	71,015
	03	2011	11.6748	10.7324	79,029

	04	2020	14.9412	15.6387	472,294
	04	2019	12.9940	14.9412	501,263
	04	2018	14.8307	12.9940	572,223
	04	2017	13.2131	14.8307	627,961
	04	2016	12.8265	13.2131	711,914
	04	2015	12.8582	12.8265	802,388
	04	2014	13.2903	12.8582	964,791
	04	2013	11.9812	13.2903	1,163,311
	04	2012	10.6533	11.9812	1,274,187
	04	2011	11.6065	10.6533	1,447,810

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2020	14.8431	15.5279	3,597
	05	2019	12.9154	14.8431	3,731
	05	2018	14.7488	12.9154	3,879
	05	2017	13.1470	14.7488	4,056
	05	2016	12.7688	13.1470	4,254
	05	2015	12.8069	12.7688	4,463
	05	2014	13.2440	12.8069	4,749
	05	2013	11.9455	13.2440	6,112
	05	2012	10.6271	11.9455	5,622
	05	2011	11.5838	10.6271	7,467

	06	2020	14.5555	15.2043	0
	06	2019	12.6841	14.5555	0
	06	2018	14.5065	12.6841	0
	06	2017	12.9503	14.5065	0
	06	2016	12.5971	12.9503	1,209
	06	2015	12.6540	12.5971	1,326
	06	2014	13.1061	12.6540	1,443
	06	2013	11.8393	13.1061	1,567
	06	2012	10.5488	11.8393	1,692
	06	2011	11.5160	10.5488	1,815

	07	2020	14.4607	15.0976	0
	07	2019	12.6078	14.4607	0
	07	2018	14.4265	12.6078	0
	07	2017	12.8854	14.4265	0
	07	2016	12.5404	12.8854	0
	07	2015	12.6035	12.5404	0
	07	2014	13.0604	12.6035	0
	07	2013	11.8040	13.0604	8,848
	07	2012	10.5228	11.8040	10,287
	07	2011	11.4935	10.5228	9,665

	08	2020	14.0864	14.6769	0
	08	2019	12.3064	14.0864	0
	08	2018	14.1104	12.3064	0
	08	2017	12.6286	14.1104	0
	08	2016	12.3157	12.6286	0
	08	2015	12.4030	12.3157	0
	08	2014	12.8790	12.4030	0
	08	2013	11.6639	12.8790	0
	08	2012	10.4193	11.6639	0
	08	2011	11.4038	10.4193	0

Franklin Allocation VIP Fund, Class 2	01	2020	15.6606	17.2110	501,569
	01	2019	13.2844	15.6606	547,986
	01	2018	14.9505	13.2844	608,529
	01	2017	13.5740	14.9505	684,128
	01	2016	12.1944	13.5740	702,542
	01	2015	13.2204	12.1944	827,633
	01	2014	13.0700	13.2204	886,164
	01	2013	10.7369	13.0700	964,960
	01	2012	9.4665	10.7369	1,207,523
	01	2011	9.7757	9.4665	1,494,411

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	15.2896	16.7695	247,752
	02	2019	12.9956	15.2896	286,080
	02	2018	14.6550	12.9956	311,928
	02	2017	13.3325	14.6550	394,788
	02	2016	12.0019	13.3325	440,147
	02	2015	13.0382	12.0019	500,286
	02	2014	12.9161	13.0382	517,058
	02	2013	10.6321	12.9161	648,670
	02	2012	9.3933	10.6321	742,740
	02	2011	9.7199	9.3933	842,147

	03	2020	15.1984	16.6611	5,288
	03	2019	12.9246	15.1984	5,773
	03	2018	14.5823	12.9246	6,282
	03	2017	13.2730	14.5823	10,097
	03	2016	11.9544	13.2730	10,792
	03	2015	12.9932	11.9544	11,411
	03	2014	12.8781	12.9932	11,630
	03	2013	10.6062	12.8781	11,675
	03	2012	9.3751	10.6062	14,760
	03	2011	9.7060	9.3751	17,121

	04	2020	14.9265	16.3384	43,843
	04	2019	12.7126	14.9265	44,392
	04	2018	14.3649	12.7126	44,947
	04	2017	13.0948	14.3649	46,690
	04	2016	11.8120	13.0948	47,083
	04	2015	12.8582	11.8120	53,775
	04	2014	12.7638	12.8582	60,862
	04	2013	10.5282	12.7638	74,984
	04	2012	9.3206	10.5282	73,020
	04	2011	9.6643	9.3206	73,916

	05	2020	14.8363	16.2311	0
	05	2019	12.6423	14.8363	0
	05	2018	14.2929	12.6423	0
	05	2017	13.0360	14.2929	0
	05	2016	11.7649	13.0360	0
	05	2015	12.8135	11.7649	1,513
	05	2014	12.7259	12.8135	0
	05	2013	10.5023	12.7259	14,496
	05	2012	9.3024	10.5023	0
	05	2011	9.6504	9.3024	0

	06	2020	14.5715	15.9175	3,535
	06	2019	12.4353	14.5715	3,923
	06	2018	14.0800	12.4353	4,346
	06	2017	12.8610	14.0800	4,734
	06	2016	11.6248	12.8610	5,086
	06	2015	12.6803	11.6248	5,558
	06	2014	12.6130	12.6803	5,820
	06	2013	10.4251	12.6130	6,148
	06	2012	9.2483	10.4251	0
	06	2011	9.6089	9.2483	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2020	14.4841	15.8141	0
	07	2019	12.3669	14.4841	0
	07	2018	14.0096	12.3669	0
	07	2017	12.8032	14.0096	0
	07	2016	11.5785	12.8032	0
	07	2015	12.6362	11.5785	0
	07	2014	12.5756	12.6362	0
	07	2013	10.3995	12.5756	0
	07	2012	9.2303	10.3995	0
	07	2011	9.5951	9.2303	0

	08	2020	14.1385	15.4054	0
	08	2019	12.0963	14.1385	0
	08	2018	13.7312	12.0963	0
	08	2017	12.5742	13.7312	0
	08	2016	11.3947	12.5742	0
	08	2015	12.4612	11.3947	0
	08	2014	12.4268	12.4612	0
	08	2013	10.2975	12.4268	0
	08	2012	9.1586	10.2975	0
	08	2011	9.5400	9.1586	0

Franklin Income VIP Fund, Class 2	01	2020	15.9054	15.7515	974,069
	01	2019	13.9338	15.9054	1,043,999
	01	2018	14.8054	13.9338	1,311,263
	01	2017	13.7249	14.8054	1,529,752
	01	2016	12.2388	13.7249	1,759,815
	01	2015	13.3886	12.2388	2,005,262
	01	2014	13.0126	13.3886	2,359,107
	01	2013	11.6120	13.0126	2,589,158
	01	2012	10.4816	11.6120	3,031,081
	01	2011	10.4089	10.4816	3,344,105

	02	2020	15.4964	15.3157	287,929
	02	2019	13.6028	15.4964	307,253
	02	2018	14.4829	13.6028	383,953
	02	2017	13.4529	14.4829	453,187
	02	2016	12.0207	13.4529	512,402
	02	2015	13.1768	12.0207	628,702
	02	2014	12.8329	13.1768	707,659
	02	2013	11.4749	12.8329	760,986
	02	2012	10.3791	11.4749	877,570
	02	2011	10.3281	10.3791	990,245

	03	2020	15.3960	15.2088	3,218
	03	2019	13.5215	15.3960	3,011
	03	2018	14.4036	13.5215	3,410
	03	2017	13.3859	14.4036	3,551
	03	2016	11.9670	13.3859	3,948
	03	2015	13.1246	11.9670	5,321
	03	2014	12.7885	13.1246	5,158
	03	2013	11.4410	12.7885	14,965
	03	2012	10.3537	11.4410	12,080
	03	2011	10.3080	10.3537	50,622

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2020	15.0972	14.8911	170,066

	04	2019	13.2790	15.0972	177,298
	04	2018	14.1668	13.2790	189,199
	04	2017	13.1858	14.1668	296,294
	04	2016	11.8061	13.1858	335,606
	04	2015	12.9680	11.8061	317,129
	04	2014	12.6553	12.9680	353,079
	04	2013	11.3393	12.6553	388,507
	04	2012	10.2775	11.3393	431,197
	04	2011	10.2478	10.2775	472,874

	05	2020	14.9981	14.7855	13,258
	05	2019	13.1987	14.9981	15,437
	05	2018	14.0885	13.1987	15,654
	05	2017	13.1197	14.0885	15,932
	05	2016	11.7529	13.1197	16,203
	05	2015	12.9162	11.7529	15,034
	05	2014	12.6112	12.9162	17,868
	05	2013	11.3055	12.6112	16,453
	05	2012	10.2521	11.3055	10,665
	05	2011	10.2277	10.2521	13,153

	06	2020	14.7076	14.4775	2,882
	06	2019	12.9624	14.7076	2,882
	06	2018	13.8570	12.9624	3,148
	06	2017	12.9235	13.8570	3,672
	06	2016	11.5949	12.9235	3,746
	06	2015	12.7621	11.5949	4,212
	06	2014	12.4798	12.7621	6,643
	06	2013	11.2049	12.4798	3,942
	06	2012	10.1766	11.2049	4,375
	06	2011	10.1679	10.1766	3,176

	07	2020	14.6117	14.3758	0
	07	2019	12.8844	14.6117	0
	07	2018	13.7806	12.8844	0
	07	2017	12.8587	13.7806	0
	07	2016	11.5427	12.8587	0
	07	2015	12.7111	11.5427	0
	07	2014	12.4363	12.7111	0
	07	2013	11.1716	12.4363	0
	07	2012	10.1515	11.1716	5,835
	07	2011	10.1480	10.1515	7,136

	08	2020	14.2335	13.9753	0
	08	2019	12.5764	14.2335	0
	08	2018	13.4787	12.5764	0
	08	2017	12.6025	13.4787	0
	08	2016	11.3359	12.6025	0
	08	2015	12.5090	11.3359	0
	08	2014	12.2636	12.5090	0
	08	2013	11.0390	12.2636	0
	08	2012	10.0517	11.0390	0
	08	2011	10.0688	10.0517	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Franklin Mutual Shares VIP Fund, Class 2	01	2020	26.5993	24.8409	1,673,780
	01	2019	22.0638	26.5993	1,614,265
	01	2018	24.6719	22.0638	1,906,015
	01	2017	23.1512	24.6719	2,195,346
	01	2016	20.2825	23.1512	2,386,851
	01	2015	21.6938	20.2825	2,875,150
	01	2014	20.5912	21.6938	3,211,610
	01	2013	16.3233	20.5912	3,878,208
	01	2012	14.5290	16.3233	5,216,580
	01	2011	14.9278	14.5290	6,110,283

	02	2020	25.6745	23.9291	816,015
	02	2019	21.3395	25.6745	772,896
	02	2018	23.9101	21.3395	873,031
	02	2017	22.4814	23.9101	992,792
	02	2016	19.7359	22.4814	1,121,186
	02	2015	21.1521	19.7359	1,354,825
	02	2014	20.1180	21.1521	1,497,626
	02	2013	15.9807	20.1180	1,769,498
	02	2012	14.2532	15.9807	2,314,645
	02	2011	14.6743	14.2532	2,639,060

	03	2020	25.4489	23.7068	12,401
	03	2019	21.1626	25.4489	12,675
	03	2018	23.7240	21.1626	13,265
	03	2017	22.3176	23.7240	13,548
	03	2016	19.6020	22.3176	15,047
	03	2015	21.0193	19.6020	21,073
	03	2014	20.0018	21.0193	21,937
	03	2013	15.8965	20.0018	32,272
	03	2012	14.1853	15.8965	48,566
	03	2011	14.6118	14.1853	59,106

	04	2020	24.7802	23.0490	186,054
	04	2019	20.6376	24.7802	181,881
	04	2018	23.1705	20.6376	199,353
	04	2017	21.8298	23.1705	217,474
	04	2016	19.2031	21.8298	231,265
	04	2015	20.6231	19.2031	265,044
	04	2014	19.6549	20.6231	296,502
	04	2013	15.6447	19.6549	363,501
	04	2012	13.9822	15.6447	444,298
	04	2011	14.4246	13.9822	550,787

	05	2020	24.5599	22.8321	0
	05	2019	20.4648	24.5599	0
	05	2018	22.9886	20.4648	0
	05	2017	21.6696	22.9886	0
	05	2016	19.0719	21.6696	0
	05	2015	20.4927	19.0719	0
	05	2014	19.5406	20.4927	0
	05	2013	15.5617	19.5406	0
	05	2012	13.9151	15.5617	0
	05	2011	14.3627	13.9151	2,381

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2020	23.9154	22.1997	7,313
	06	2019	19.9576	23.9154	15,984
	06	2018	22.4525	19.9576	16,187
	06	2017	21.1961	22.4525	16,226
	06	2016	18.6837	21.1961	18,537
	06	2015	20.1064	18.6837	18,487
	06	2014	19.2017	20.1064	19,192
	06	2013	15.3152	19.2017	19,857
	06	2012	13.7158	15.3152	22,609
	06	2011	14.1787	13.7158	22,926

	07	2020	22.4536	20.8322	0
	07	2019	18.7471	22.4536	0
	07	2018	21.1014	18.7471	0
	07	2017	19.9306	21.1014	0
	07	2016	17.5772	19.9306	0
	07	2015	18.9253	17.5772	0
	07	2014	18.0830	18.9253	0
	07	2013	14.4303	18.0830	0
	07	2012	12.9300	14.4303	0
	07	2011	13.3731	12.9300	0

	08	2020	21.7020	20.0940	0
	08	2019	18.1564	21.7020	0
	08	2018	20.4783	18.1564	0
	08	2017	19.3813	20.4783	0
	08	2016	17.1278	19.3813	0
	08	2015	18.4793	17.1278	0
	08	2014	17.6930	18.4793	0
	08	2013	14.1480	17.6930	0
	08	2012	12.7032	14.1480	0
	08	2011	13.1655	12.7032	0

Franklin Small Cap Value VIP Fund, Class 2	01	2020	40.6929	42.0983	138,688
	01	2019	32.7457	40.6929	157,128
	01	2018	38.2179	32.7457	187,361
	01	2017	35.1154	38.2179	216,646
	01	2016	27.4253	35.1154	244,746
	01	2015	30.1096	27.4253	309,463
	01	2014	30.4410	30.1096	356,672
	01	2013	22.7186	30.4410	400,278
	01	2012	19.5135	22.7186	430,459
	01	2011	20.6154	19.5135	487,086

	02	2020	39.2781	40.5530	55,580
	02	2019	31.6706	39.2781	57,150
	02	2018	37.0378	31.6706	69,950
	02	2017	34.0995	37.0378	75,007
	02	2016	26.6861	34.0995	85,646
	02	2015	29.3578	26.6861	111,596
	02	2014	29.7415	29.3578	137,711
	02	2013	22.2418	29.7415	173,328
	02	2012	19.1431	22.2418	210,810
	02	2011	20.2653	19.1431	253,470

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	38.9330	40.1764	1,026
	03	2019	31.4081	38.9330	936
	03	2018	36.7494	31.4081	1,037
	03	2017	33.8510	36.7494	1,716
	03	2016	26.5051	33.8510	2,168
	03	2015	29.1735	26.5051	2,400
	03	2014	29.5697	29.1735	2,361
	03	2013	22.1245	29.5697	2,990
	03	2012	19.0519	22.1245	2,049
	03	2011	20.1789	19.0519	4,816

	04	2020	37.9099	39.0615	44,793
	04	2019	30.6289	37.9099	44,596
	04	2018	35.8921	30.6289	54,872
	04	2017	33.1112	35.8921	55,439
	04	2016	25.9656	33.1112	57,557
	04	2015	28.6235	25.9656	69,881
	04	2014	29.0569	28.6235	77,357
	04	2013	21.7741	29.0569	99,164
	04	2012	18.7791	21.7741	109,620
	04	2011	19.9204	18.7791	123,542

	05	2020	37.5730	38.6941	39
	05	2019	30.3725	37.5730	37
	05	2018	35.6103	30.3725	38
	05	2017	32.8683	35.6103	36
	05	2016	25.7882	32.8683	35
	05	2015	28.4426	25.7882	42
	05	2014	28.8879	28.4426	40
	05	2013	21.6586	28.8879	0
	05	2012	18.6890	21.6586	0
	05	2011	19.8350	18.6890	0

	06	2020	36.5869	37.6223	53
	06	2019	29.6196	36.5869	743
	06	2018	34.7799	29.6196	1,367
	06	2017	32.1499	34.7799	1,458
	06	2016	25.2633	32.1499	3,247
	06	2015	27.9064	25.2633	3,647
	06	2014	28.3869	27.9064	4,506
	06	2013	21.3155	28.3869	4,823
	06	2012	18.4213	21.3155	5,817
	06	2011	19.5809	18.4213	7,183

	07	2020	33.8742	34.8152	0
	07	2019	27.4373	33.8742	0
	07	2018	32.2337	27.4373	0
	07	2017	29.8113	32.2337	0
	07	2016	23.4376	29.8113	0
	07	2015	25.9029	23.4376	0
	07	2014	26.3623	25.9029	0
	07	2013	19.8054	26.3623	0
	07	2012	17.1251	19.8054	754
	07	2011	18.2123	17.1251	77

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2020	32.7404	33.5816	0
	08	2019	26.5728	32.7404	0
	08	2018	31.2819	26.5728	0
	08	2017	28.9898	31.2819	0
	08	2016	22.8384	28.9898	0
	08	2015	25.2925	22.8384	0
	08	2014	25.7938	25.2925	0
	08	2013	19.4180	25.7938	43
	08	2012	16.8247	19.4180	48
	08	2011	17.9295	16.8247	51

Franklin Strategic Income VIP Fund, Class 2	01	2020	14.6405	14.8928	210,064
	01	2019	13.7758	14.6405	234,653
	01	2018	14.3131	13.7758	250,705
	01	2017	13.9176	14.3131	299,120
	01	2016	13.1102	13.9176	338,192
	01	2015	13.8666	13.1102	388,457
	01	2014	13.8417	13.8666	533,757
	01	2013	13.6222	13.8417	625,089
	01	2012	12.2852	13.6222	741,448
	01	2011	12.1773	12.2852	776,336

	02	2020	14.2642	14.4808	54,904
	02	2019	13.4486	14.2642	60,698
	02	2018	14.0013	13.4486	64,530
	02	2017	13.6418	14.0013	74,921
	02	2016	12.8766	13.6418	92,782
	02	2015	13.6473	12.8766	110,751
	02	2014	13.6505	13.6473	130,203
	02	2013	13.4614	13.6505	150,940
	02	2012	12.1651	13.4614	181,344
	02	2011	12.0828	12.1651	220,091

	03	2020	14.1717	14.3798	5,004
	03	2019	13.3682	14.1717	4,451
	03	2018	13.9246	13.3682	4,306
	03	2017	13.5739	13.9246	25,159
	03	2016	12.8190	13.5739	23,542
	03	2015	13.5932	12.8190	26,361
	03	2014	13.6033	13.5932	25,937
	03	2013	13.4217	13.6033	3,760
	03	2012	12.1353	13.4217	6,703
	03	2011	12.0593	12.1353	6,705

	04	2020	13.8967	14.0794	60,345
	04	2019	13.1285	13.8967	62,574
	04	2018	13.6958	13.1285	66,276
	04	2017	13.3709	13.6958	74,266
	04	2016	12.6467	13.3709	85,983
	04	2015	13.4310	12.6467	98,216
	04	2014	13.4616	13.4310	113,836
	04	2013	13.3023	13.4616	130,287
	04	2012	12.0459	13.3023	138,038
	04	2011	11.9888	12.0459	140,588

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2020	13.8055	13.9797	0
	05	2019	13.0492	13.8055	0
	05	2018	13.6201	13.0492	0
	05	2017	13.3039	13.6201	0
	05	2016	12.5898	13.3039	0
	05	2015	13.3774	12.5898	0
	05	2014	13.4147	13.3774	0
	05	2013	13.2628	13.4147	0
	05	2012	12.0163	13.2628	12,562
	05	2011	11.9654	12.0163	0

	06	2020	13.5381	13.6884	547
	06	2019	12.8155	13.5381	547
	06	2018	13.3963	12.8155	547
	06	2017	13.1050	13.3963	548
	06	2016	12.4205	13.1050	1,121
	06	2015	13.2178	12.4205	1,121
	06	2014	13.2750	13.2178	2,659
	06	2013	13.1448	13.2750	1,587
	06	2012	11.9278	13.1448	1,639
	06	2011	11.8954	11.9278	1,394

	07	2020	13.4499	13.5923	0
	07	2019	12.7384	13.4499	0
	07	2018	13.3225	12.7384	0
	07	2017	13.0393	13.3225	0
	07	2016	12.3646	13.0393	0
	07	2015	13.1651	12.3646	0
	07	2014	13.2288	13.1651	0
	07	2013	13.1057	13.2288	19,697
	07	2012	11.8984	13.1057	2,131
	07	2011	11.8722	11.8984	2,159

	08	2020	13.1017	13.2136	0
	08	2019	12.4339	13.1017	0
	08	2018	13.0306	12.4339	0
	08	2017	12.7795	13.0306	0
	08	2016	12.1431	12.7795	0
	08	2015	12.9557	12.1431	0
	08	2014	13.0451	12.9557	0
	08	2013	12.9502	13.0451	0
	08	2012	11.7815	12.9502	0
	08	2011	11.7795	11.7815	0

Invesco V.I. Equity and Income Fund, Series II	01	2020	19.2836	20.7957	902,555
	01	2019	16.3372	19.2836	967,130
	01	2018	18.4022	16.3372	1,116,499
	01	2017	16.8887	18.4022	1,207,130
	01	2016	14.9536	16.8887	1,169,703
	01	2015	15.6079	14.9536	1,350,143
	01	2014	14.5906	15.6079	1,380,743
	01	2013	11.8791	14.5906	1,151,467
	01	2012	10.7479	11.8791	842,844
	01	2011	11.0718	10.7479	819,924

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	18.8267	20.2623	219,050
	02	2019	15.9821	18.8267	234,918
	02	2018	18.0385	15.9821	249,385
	02	2017	16.5883	18.0385	302,129
	02	2016	14.7175	16.5883	272,349
	02	2015	15.3928	14.7175	289,451
	02	2014	14.4189	15.3928	263,507
	02	2013	11.7632	14.4189	241,801
	02	2012	10.6649	11.7632	229,544
	02	2011	11.0086	10.6649	245,553

	03	2020	18.7144	20.1313	689
	03	2019	15.8948	18.7144	716
	03	2018	17.9491	15.8948	734
	03	2017	16.5143	17.9491	749
	03	2016	14.6593	16.5143	770
	03	2015	15.3397	14.6593	843
	03	2014	14.3764	15.3397	0
	03	2013	11.7345	14.3764	0
	03	2012	10.6443	11.7345	0
	03	2011	10.9929	10.6443	0

	04	2020	18.3798	19.7414	121,137
	04	2019	15.6340	18.3798	129,706
	04	2018	17.6814	15.6340	143,822
	04	2017	16.2926	17.6814	146,135
	04	2016	14.4847	16.2926	133,978
	04	2015	15.1803	14.4847	150,788
	04	2014	14.2488	15.1803	160,398
	04	2013	11.6482	14.2488	190,262
	04	2012	10.5823	11.6482	132,864
	04	2011	10.9456	10.5823	154,127

	05	2020	18.2686	19.6117	0
	05	2019	15.5476	18.2686	0
	05	2018	17.5929	15.5476	0
	05	2017	16.2194	17.5929	0
	05	2016	14.4270	16.2194	0
	05	2015	15.1276	14.4270	0
	05	2014	14.2066	15.1276	0
	05	2013	11.6196	14.2066	0
	05	2012	10.5617	11.6196	0
	05	2011	10.9299	10.5617	0

	06	2020	17.9426	19.2329	0
	06	2019	15.2929	17.9426	0
	06	2018	17.3308	15.2929	0
	06	2017	16.0017	17.3308	0
	06	2016	14.2552	16.0017	0
	06	2015	14.9704	14.2552	0
	06	2014	14.0805	14.9704	0
	06	2013	11.5341	14.0805	7,680
	06	2012	10.5002	11.5341	0
	06	2011	10.8829	10.5002	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2020	17.8350	19.1079	0
	07	2019	15.2089	17.8350	0
	07	2018	17.2442	15.2089	0
	07	2017	15.9298	17.2442	0
	07	2016	14.1984	15.9298	0
	07	2015	14.9183	14.1984	0
	07	2014	14.0387	14.9183	0
	07	2013	11.5058	14.0387	0
	07	2012	10.4798	11.5058	0
	07	2011	10.8673	10.4798	0

	08	2020	17.4095	18.6141	0
	08	2019	14.8762	17.4095	0
	08	2018	16.9015	14.8762	0
	08	2017	15.6449	16.9015	0
	08	2016	13.9730	15.6449	0
	08	2015	14.7116	13.9730	0
	08	2014	13.8726	14.7116	0
	08	2013	11.3929	13.8726	0
	08	2012	10.3984	11.3929	0
	08	2011	10.8049	10.3984	0

Invesco V.I. American Value Fund, Series II	01	2020	19.9453	19.7843	43,760
	01	2019	16.2608	19.9453	46,986
	01	2018	18.9760	16.2608	54,492
	01	2017	17.5897	18.9760	76,987
	01	2016	15.5225	17.5897	126,409
	01	2015	17.4126	15.5225	167,332
	01	2014	16.1720	17.4126	188,434
	01	2013	12.2772	16.1720	213,297
	01	2012	10.6634	12.2772	92,595
	01	2011	10.7530	10.6634	88,386

	02	2020	19.4726	19.2766	18,328
	02	2019	15.9073	19.4726	34,671
	02	2018	18.6010	15.9073	36,473
	02	2017	17.2767	18.6010	37,117
	02	2016	15.2774	17.2767	43,196
	02	2015	17.1726	15.2774	50,665
	02	2014	15.9816	17.1726	32,930
	02	2013	12.1574	15.9816	27,031
	02	2012	10.5809	12.1574	25,131
	02	2011	10.6916	10.5809	52,780

	03	2020	19.3564	19.1519	725
	03	2019	15.8203	19.3564	698
	03	2018	18.5086	15.8203	733
	03	2017	17.1996	18.5086	726
	03	2016	15.2169	17.1996	1,237
	03	2015	17.1133	15.2169	1,329
	03	2014	15.9345	17.1133	459
	03	2013	12.1277	15.9345	478
	03	2012	10.5605	12.1277	585
	03	2011	10.6764	10.5605	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	19.0102	18.7809	21,529
	04	2019	15.5608	19.0102	20,813
	04	2018	18.2326	15.5608	20,653
	04	2017	16.9687	18.2326	23,210
	04	2016	15.0357	16.9687	26,525
	04	2015	16.9355	15.0357	27,546
	04	2014	15.7931	16.9355	38,466
	04	2013	12.0385	15.7931	41,536
	04	2012	10.4990	12.0385	26,899
	04	2011	10.6304	10.4990	30,202

	05	2020	18.8952	18.6576	0
	05	2019	15.4748	18.8952	0
	05	2018	18.1413	15.4748	0
	05	2017	16.8924	18.1413	0
	05	2016	14.9758	16.8924	0
	05	2015	16.8766	14.9758	0
	05	2014	15.7462	16.8766	0
	05	2013	12.0089	15.7462	0
	05	2012	10.4786	12.0089	0
	05	2011	10.6152	10.4786	0

	06	2020	18.5579	18.2971	0
	06	2019	15.2212	18.5579	0
	06	2018	17.8710	15.2212	0
	06	2017	16.6656	17.8710	0
	06	2016	14.7974	16.6656	0
	06	2015	16.7012	14.7974	0
	06	2014	15.6065	16.7012	0
	06	2013	11.9206	15.6065	0
	06	2012	10.4175	11.9206	0
	06	2011	10.5695	10.4175	0

	07	2020	18.4466	18.1781	0
	07	2019	15.1375	18.4466	0
	07	2018	17.7817	15.1375	0
	07	2017	16.5908	17.7817	0
	07	2016	14.7384	16.5908	0
	07	2015	16.6432	14.7384	0
	07	2014	15.5602	16.6432	0
	07	2013	11.8913	15.5602	0
	07	2012	10.3973	11.8913	0
	07	2011	10.5543	10.3973	0

	08	2020	18.0064	17.7083	0
	08	2019	14.8063	18.0064	0
	08	2018	17.4282	14.8063	0
	08	2017	16.2939	17.4282	0
	08	2016	14.5044	16.2939	0
	08	2015	16.4125	14.5044	0
	08	2014	15.3760	16.4125	0
	08	2013	11.7746	15.3760	0
	08	2012	10.3164	11.7746	0
	08	2011	10.4937	10.3164	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Invesco V.I. Comstock Fund, Series II	01	2020	18.7770	18.2662	379,083
	01	2019	15.2801	18.7770	426,750
	01	2018	17.7298	15.2801	486,032
	01	2017	15.3312	17.7298	572,746
	01	2016	13.3249	15.3312	648,957
	01	2015	14.4431	13.3249	778,586
	01	2014	13.4604	14.4431	914,555
	01	2013	10.0891	13.4604	933,529
	01	2012	8.6266	10.0891	763,874
	01	2011	8.9599	8.6266	841,430

	02	2020	18.2942	17.7607	185,966
	02	2019	14.9170	18.2942	171,882
	02	2018	17.3435	14.9170	192,405
	02	2017	15.0273	17.3435	203,298
	02	2016	13.0873	15.0273	221,267
	02	2015	14.2145	13.0873	285,214
	02	2014	13.2744	14.2145	305,176
	02	2013	9.9699	13.2744	365,561
	02	2012	8.5422	9.9699	342,352
	02	2011	8.8903	8.5422	344,608

	03	2020	18.1756	17.6367	4,012
	03	2019	14.8278	18.1756	3,512
	03	2018	17.2485	14.8278	3,840
	03	2017	14.9525	17.2485	3,654
	03	2016	13.0288	14.9525	6,524
	03	2015	14.1582	13.0288	7,104
	03	2014	13.2285	14.1582	13,346
	03	2013	9.9405	13.2285	16,469
	03	2012	8.5213	9.9405	11,146
	03	2011	8.8731	8.5213	11,717

	04	2020	17.8227	17.2682	115,251
	04	2019	14.5619	17.8227	111,631
	04	2018	16.9649	14.5619	121,728
	04	2017	14.7288	16.9649	121,248
	04	2016	12.8536	14.7288	135,282
	04	2015	13.9892	12.8536	177,785
	04	2014	13.0907	13.9892	203,534
	04	2013	9.8520	13.0907	207,908
	04	2012	8.4585	9.8520	185,678
	04	2011	8.8211	8.4585	187,712

	05	2020	17.7057	17.1458	0
	05	2019	14.4738	17.7057	0
	05	2018	16.8711	14.4738	0
	05	2017	14.6550	16.8711	0
	05	2016	12.7957	14.6550	0
	05	2015	13.9333	12.7957	0
	05	2014	13.0451	13.9333	0
	05	2013	9.8227	13.0451	0
	05	2012	8.4376	9.8227	0
	05	2011	8.8039	8.4376	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	06	2020	17.3626	16.7883	0
	06	2019	14.2145	17.3626	0
	06	2018	16.5938	14.2145	0
	06	2017	14.4357	16.5938	0
	06	2016	12.6236	14.4357	0
	06	2015	13.7670	12.6236	0
	06	2014	12.9091	13.7670	3,781
	06	2013	9.7352	12.9091	0
	06	2012	8.3754	9.7352	445
	06	2011	8.7523	8.3754	1,638
	07	2020	17.2493	16.6704	0

	07	2019	14.1289	17.2493	0
	07	2018	16.5023	14.1289	0
	07	2017	14.3633	16.5023	0
	07	2016	12.5667	14.3633	0
	07	2015	13.7120	12.5667	0
	07	2014	12.8641	13.7120	0
	07	2013	9.7062	12.8641	2,767
	07	2012	8.3548	9.7062	3,219
	07	2011	8.7352	8.3548	3,346

	08	2020	16.8029	16.2059	0
	08	2019	13.7911	16.8029	0
	08	2018	16.1487	13.7911	0
	08	2017	14.0770	16.1487	0
	08	2016	12.3415	14.0770	0
	08	2015	13.4939	12.3415	0
	08	2014	12.6854	13.4939	0
	08	2013	9.5910	12.6854	0
	08	2012	8.2726	9.5910	0
	08	2011	8.6670	8.2726	0

Invesco V.I. International Growth Fund, Series II	01	2020	15.8185	17.6951	30,070
	01	2019	12.5415	15.8185	33,252
	01	2018	15.0393	12.5415	41,776
	01	2017	12.4588	15.0393	37,875
	01	2016	12.7567	12.4588	39,966
	01	2015	13.3191	12.7567	41,767
	01	2014	13.5304	13.3191	25,054
	01	2013	11.5883	13.5304	14,415
	01	2012	10.2240	11.5883	6,013
	01	2011	10.0000	10.2240	0

	02	2020	15.5551	17.3655	14,280
	02	2019	12.3574	15.5551	16,378
	02	2018	14.8485	12.3574	18,065
	02	2017	12.3254	14.8485	15,885
	02	2016	12.6459	12.3254	17,707
	02	2015	13.2303	12.6459	13,127
	02	2014	13.4676	13.2303	9,776
	02	2013	11.5580	13.4676	2,783
	02	2012	10.2182	11.5580	0
	02	2011	10.0000	10.2182	454

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	15.4900	17.2841	0
	03	2019	12.3119	15.4900	0

	03	2018	14.8013	12.3119	0
	03	2017	12.2924	14.8013	0
	03	2016	12.6184	12.2924	0
	03	2015	13.2083	12.6184	0
	03	2014	13.4520	13.2083	0
	03	2013	11.5505	13.4520	0
	03	2012	10.2168	11.5505	0
	03	2011	10.0000	10.2168	0

	04	2020	15.2955	17.0413	3,523
	04	2019	12.1756	15.2955	3,893
	04	2018	14.6597	12.1756	2,474
	04	2017	12.1932	14.6597	2,303
	04	2016	12.5358	12.1932	3,006
	04	2015	13.1419	12.5358	3,090
	04	2014	13.4050	13.1419	2,125
	04	2013	11.5278	13.4050	968
	04	2012	10.2124	11.5278	0
	04	2011	10.0000	10.2124	0

	05	2020	15.2304	16.9599	0
	05	2019	12.1301	15.2304	0
	05	2018	14.6126	12.1301	0
	05	2017	12.1604	14.6126	0
	05	2016	12.5084	12.1604	0
	05	2015	13.1199	12.5084	0
	05	2014	13.3894	13.1199	0
	05	2013	11.5202	13.3894	0
	05	2012	10.2109	11.5202	0
	05	2011	10.0000	10.2109	0

	06	2020	15.0397	16.7225	0
	06	2019	11.9962	15.0397	0
	06	2018	14.4730	11.9962	0
	06	2017	12.0622	14.4730	0
	06	2016	12.4265	12.0622	0
	06	2015	13.0540	12.4265	0
	06	2014	13.3426	13.0540	0
	06	2013	11.4975	13.3426	0
	06	2012	10.2065	11.4975	0
	06	2011	10.0000	10.2065	0

	07	2020	14.9765	16.6438	0
	07	2019	11.9517	14.9765	0
	07	2018	14.4267	11.9517	0
	07	2017	12.0297	14.4267	0
	07	2016	12.3993	12.0297	0
	07	2015	13.0321	12.3993	0
	07	2014	13.3270	13.0321	0
	07	2013	11.4900	13.3270	0
	07	2012	10.2051	11.4900	0
	07	2011	10.0000	10.2051	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2020	14.7252	16.3313	0
	08	2019	11.7751	14.7252	0
	08	2018	14.2425	11.7751	0
	08	2017	11.9002	14.2425	0
	08	2016	12.2910	11.9002	0
	08	2015	12.9448	12.2910	0
	08	2014	13.2648	12.9448	0
	08	2013	11.4598	13.2648	0
	08	2012	10.1992	11.4598	0
	08	2011	10.0000	10.1992	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2	01	2020	10.8309	11.4705	907,806
	01	2019	10.2089	10.8309	850,645
	01	2018	10.4042	10.2089	854,459
	01	2017	10.2396	10.4042	1,090,470
	01	2017	10.2396	10.4042	1,090,470
	01	2016	10.2237	10.2396	1,071,351
	01	2015	10.3061	10.2237	758,184
	01	2014	10.0075	10.3061	708,273
	01	2013	10.3555	10.0075	380,117
	01	2012	10.0222	10.3555	145,072
	01	2011	10.0000	10.0222	13,251

	02	2020	10.6505	11.2568	162,629
	02	2019	10.0591	10.6505	136,989
	02	2018	10.2722	10.0591	159,460
	02	2017	10.1299	10.2722	193,161
	02	2016	10.1349	10.1299	130,656
	02	2015	10.2374	10.1349	116,064
	02	2014	9.9610	10.2374	106,429
	02	2013	10.3285	9.9610	82,381
	02	2012	10.0165	10.3285	36,937
	02	2011	10.0000	10.0165	12,748

	03	2020	10.6060	11.2041	476
	03	2019	10.0220	10.6060	0
	03	2018	10.2395	10.0220	0
	03	2017	10.1028	10.2395	0
	03	2016	10.1129	10.1028	11,500
	03	2015	10.2203	10.1129	2,272
	03	2014	9.9495	10.2203	2,272
	03	2013	10.3217	9.9495	2,272
	03	2012	10.0151	10.3217	0
	03	2011	10.0000	10.0151	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	10.4728	11.0467	139,726
	04	2019	9.9111	10.4728	146,796
	04	2018	10.1415	9.9111	156,207
	04	2017	10.0213	10.1415	156,519
	04	2016	10.0466	10.0213	152,150
	04	2015	10.1690	10.0466	140,527
	04	2014	9.9147	10.1690	137,928
	04	2013	10.3014	9.9147	130,767
	04	2012	10.0108	10.3014	60,456
	04	2011	10.0000	10.0108	0

	05	2020	10.4282	10.9939	0
	05	2019	9.8741	10.4282	0
	05	2018	10.1090	9.8741	0
	05	2017	9.9943	10.1090	0
	05	2016	10.0247	9.9943	0
	05	2015	10.1519	10.0247	0
	05	2014	9.9031	10.1519	0
	05	2013	10.2947	9.9031	0
	05	2012	10.0094	10.2947	0
	05	2011	10.0000	10.0094	0

	06	2020	10.2977	10.8401	0
	06	2019	9.7651	10.2977	0
	06	2018	10.0124	9.7651	0
	06	2017	9.9136	10.0124	0
	06	2016	9.9590	9.9136	273
	06	2015	10.1010	9.9590	0
	06	2014	9.8685	10.1010	0
	06	2013	10.2744	9.8685	0
	06	2012	10.0051	10.2744	0
	06	2011	10.0000	10.0051	0

	07	2020	10.2544	10.7890	0
	07	2019	9.7289	10.2544	0
	07	2018	9.9803	9.7289	0
	07	2017	9.8869	9.9803	0
	07	2016	9.9373	9.8869	0
	07	2015	10.0840	9.9373	0
	07	2014	9.8570	10.0840	0
	07	2013	10.2677	9.8570	0
	07	2012	10.0037	10.2677	49,664
	07	2011	10.0000	10.0037	0

	08	2020	10.0823	10.5865	0
	08	2019	9.5851	10.0823	0
	08	2018	9.8529	9.5851	0
	08	2017	9.7805	9.8529	0
	08	2016	9.8504	9.7805	0
	08	2015	10.0164	9.8504	0
	08	2014	9.8109	10.0164	0
	08	2013	10.2407	9.8109	0
	08	2012	9.9979	10.2407	0
	08	2011	10.0000	9.9979	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	01	2020	27.3631	33.6253	194,015
	01	2019	21.1661	27.3631	189,863
	01	2018	22.9989	21.1661	176,182
	01	2017	19.1591	22.9989	141,432
	01	2016	17.5984	19.1591	132,205
	01	2015	17.7888	17.5984	128,364
	01	2014	15.9207	17.7888	149,553
	01	2013	11.9115	15.9207	71,309
	01	2012	10.3278	11.9115	31,418
	01	2011	10.0000	10.3278	0

	02	2020	26.9076	32.9992	53,197
	02	2019	20.8555	26.9076	55,411
	02	2018	22.7072	20.8555	56,701
	02	2017	18.9541	22.7072	59,391
	02	2016	17.4455	18.9541	59.902
	02	2015	17.6703	17.4455	74,972
	02	2014	15.8468	17.6703	49,908
	02	2013	11.8804	15.8468	39,684
	02	2012	10.3219	11.8804	9,491
	02	2011	10.0000	10.3219	0

	03	2020	26.7951	32.8446	5,073
	03	2019	20.7787	26.7951	5,756
	03	2018	22.6351	20.7787	6,505
	03	2017	18.9033	22.6351	6,973
	03	2016	17.4077	18.9033	8,753
	03	2015	17.6409	17.4077	8,779
	03	2014	15.8285	17.6409	8,444
	03	2013	11.8727	15.8285	0
	03	2012	10.3204	11.8727	0
	03	2011	10.0000	10.3204	0

	04	2020	26.4586	32.3833	23,414
	04	2019	20.5488	26.4586	23,761
	04	2018	22.4185	20.5488	25,402
	04	2017	18.7508	22.4185	11,844
	04	2016	17.2937	18.7508	3,816
	04	2015	17.5522	17.2937	4,008
	04	2014	15.7731	17.5522	9,045
	04	2013	11.8493	15.7731	8,304
	04	2012	10.3160	11.8493	1,059
	04	2011	10.0000	10.3160	0

	05	2020	26.3461	32.2287	0
	05	2019	20.4721	26.3461	0
	05	2018	22.3466	20.4721	0
	05	2017	18.7003	22.3466	0
	05	2016	17.2559	18.7003	0
	05	2015	17.5228	17.2559	0
	05	2014	15.7547	17.5228	0
	05	2013	11.8416	15.7547	0
	05	2012	10.3145	11.8416	0
	05	2011	10.0000	10.3145	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	06	2020	26.0164	31.7778	0
	06	2019	20.2461	26.0164	0
	06	2018	22.1331	20.2461	0
	06	2017	18.5494	22.1331	0
	06	2016	17.1430	18.5494	0
	06	2015	17.4349	17.1430	0
	06	2014	15.6997	17.4349	0
	06	2013	11.8183	15.6997	0
	06	2012	10.3101	11.8183	0
	06	2011	10.0000	10.3101	0
	07	2020	25.9070	31.6282	0

	07	2019	20.1711	25.9070	0
	07	2018	22.0623	20.1711	0
	07	2017	18.4994	22.0623	0
	07	2016	17.1055	18.4994	0
	07	2015	17.4056	17.1055	0
	07	2014	15.6814	17.4056	0
	07	2013	11.8105	15.6814	0
	07	2012	10.3086	11.8105	0
	07	2011	10.0000	10.3086	0

	08	2020	25.4725	31.0345	0
	08	2019	19.8730	25.4725	0
	08	2018	21.7807	19.8730	0
	08	2017	18.3003	21.7807	0
	08	2016	16.9561	18.3003	0
	08	2015	17.2890	16.9561	0
	08	2014	15.6082	17.2890	0
	08	2013	11.7795	15.6082	0
	08	2012	10.3027	11.7795	0
	08	2011	10.0000	10.3027	0

Lazard Retirement Emerging Markets Equity Portfolio, Service Class	01	2020	10.6906	10.3801	912,919
	01	2019	9.2003	10.6906	923,525
	01	2018	11.4867	9.2003	1,023,651
	01	2017	9.1361	11.4867	1,025,885
	01	2016	7.6911	9.1361	1,181,362
	01	2015	9.7821	7.6911	1,457,975
	01	2014	10.4299	9.7821	1,487,594
	01	2013	10.7384	10.4299	1,739,073
	01	2012	8.9466	10.7384	1,782,481
	01	2011	11.0933	8.9466	2,024,596

	02	2020	10.4372	10.1137	228,456
	02	2019	9.0002	10.4372	227,295
	02	2018	11.2596	9.0002	255,803
	02	2017	8.9735	11.2596	269,704
	02	2016	7.5696	8.9735	362,248
	02	2015	9.6472	7.5696	392,897
	02	2014	10.3071	9.6472	371,648
	02	2013	10.6336	10.3071	448,134
	02	2012	8.8774	10.6336	512,204
	02	2011	11.0299	8.8774	513,399

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	10.3749	10.0483	4,782
	03	2019	8.9510	10.3749	4,270
	03	2018	11.2038	8.9510	4,327
	03	2017	8.9334	11.2038	3,855
	03	2016	7.5396	8.9334	4,393
	03	2015	9.6139	7.5396	5,409
	03	2014	10.2767	9.6139	5,902
	03	2013	10.6077	10.2767	3,208
	03	2012	8.8603	10.6077	2,291
	03	2011	11.0142	8.8603	2,540

	04	2020	10.1893	9.8536	135,701
	04	2019	8.8042	10.1893	131,146
	04	2018	11.0366	8.8042	153,908
	04	2017	8.8135	11.0366	139,334
	04	2016	7.4498	8.8135	170,598
	04	2015	9.5140	7.4498	210,543
	04	2014	10.1855	9.5140	209,840
	04	2013	10.5296	10.1855	263,449
	04	2012	8.8087	10.5296	248,400
	04	2011	10.9668	8.8087	271,787

	05	2020	10.1276	9.7888	0
	05	2019	8.7554	10.1276	0
	05	2018	10.9813	8.7554	0
	05	2017	8.7738	10.9813	0
	05	2016	7.4201	8.7738	0
	05	2015	9.4809	7.4201	2,113
	05	2014	10.1552	9.4809	0
	05	2013	10.5037	10.1552	0
	05	2012	8.7915	10.5037	0
	05	2011	10.9511	8.7915	0

	06	2020	9.9469	9.5997	0
	06	2019	8.6130	9.9469	0
	06	2018	10.8177	8.6120	0
	06	2017	8.6561	10.8177	0
	06	2016	7.3317	8.6561	0
	06	2015	9.3823	7.3317	0
	06	2014	10.0651	9.3823	0
	06	2013	10.4265	10.0651	0
	06	2012	8.7404	10.4265	0
	06	2011	10.9040	8.7404	2,983

	07	2020	9.8871	9.5373	0
	07	2019	8.5646	9.8871	0
	07	2018	10.7636	8.5646	0
	07	2017	8.6171	10.7636	0
	07	2016	7.3025	8.6171	0
	07	2015	9.3497	7.3025	0
	07	2014	10.0353	9.3497	0
	07	2013	10.4009	10.0353	1,215
	07	2012	8.7234	10.4009	2,570
	07	2011	10.8884	8.7234	3,966

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2020	9.6512	9.2907	0
	08	2019	8.3772	9.6512	0
	08	2018	10.5496	8.3772	0
	08	2017	8.4629	10.5496	0
	08	2016	7.1865	8.4629	0
	08	2015	9.2201	7.1865	0
	08	2014	9.9164	9.2201	0
	08	2013	10.2988	9.9164	0
	08	2012	8.6555	10.2988	0
	08	2011	10.8258	8.6555	0

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	01	2020	27.8101	27.8362	384,563
	01	2019	23.2691	27.8101	362,436
	01	2018	25.7617	23.2691	421,270
	01	2017	23.2659	25.7617	483,756
	01	2016	20.4382	23.2659	474,096
	01	2015	21.5222	20.4382	528,956
	01	2014	20.4247	21.5222	595,011
	01	2013	15.2971	20.4247	674,025
	01	2012	14.0666	15.2971	707,273
	01	2011	14.9744	14.0666	862,779

	02	2020	26.9168	26.8879	103,902
	02	2019	22.5667	26.9168	108,750
	02	2018	25.0346	22.5667	122,409
	02	2017	22.6546	25.0346	148,630
	02	2016	19.9418	22.6546	168,880
	02	2015	21.0423	19.9418	190,302
	02	2014	20.0100	21.0423	227,192
	02	2013	15.0170	20.0100	299,157
	02	2012	13.8373	15.0170	318,816
	02	2011	14.7603	13.8373	392,066

	03	2020	26.6984	26.6564	4,271
	03	2019	22.3949	26.6984	4,219
	03	2018	24.8566	22.3949	4,496
	03	2017	22.5049	24.8566	4,692
	03	2016	19.8201	22.5049	5,096
	03	2015	20.9245	19.8201	5,628
	03	2014	19.9080	20.9245	5,819
	03	2013	14.9481	19.9080	13,086
	03	2012	13.7808	14.9481	16,179
	03	2011	14.7075	13.7808	21,763

	04	2020	26.0504	25.9700	106,689
	04	2019	21.8843	26.0504	110,771
	04	2018	24.3267	21.8843	124,156
	04	2017	22.0584	24.3267	132,421
	04	2016	19.4566	22.0584	136,528
	04	2015	20.5723	19.4566	153,002
	04	2014	19.6030	20.5723	164,708
	04	2013	14.7416	19.6030	189,098
	04	2012	13.6115	14.7416	190,196
	04	2011	14.5490	13.6115	204,667

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2020	25.8366	25.7434	0
	05	2019	21.7159	25.8366	0
	05	2018	24.1523	21.7159	0
	05	2017	21.9115	24.1523	0
	05	2016	19.3370	21.9115	0
	05	2015	20.4563	19.3370	0
	05	2014	19.5024	20.4563	0
	05	2013	14.6734	19.5024	1,266
	05	2012	13.5555	14.6734	1,267
	05	2011	14.4965	13.5555	1,267

	06	2020	25.2104	25.0818	1,072
	06	2019	21.2213	25.2104	1,155
	06	2018	23.6376	21.2213	1,144
	06	2017	21.4768	23.6376	1,146
	06	2016	18.9824	21.4768	2,670
	06	2015	20.1120	18.9824	2,695
	06	2014	19.2035	20.1120	2,764
	06	2013	14.4708	19.2035	8,989
	06	2012	13.3888	14.4708	4,378
	06	2011	14.3403	13.3888	4,660

	07	2020	25.0047	24.8647	0
	07	2019	21.0587	25.0047	0
	07	2018	23.4685	21.0587	0
	07	2017	21.3338	23.4685	0
	07	2016	18.8657	21.3338	0
	07	2015	19.9985	18.8657	0
	07	2014	19.1050	19.9985	0
	07	2013	14.4039	19.1050	0
	07	2012	13.3338	14.4039	100
	07	2011	14.2886	13.3338	99

	08	2020	24.1962	24.0118	0
	08	2019	20.4193	24.1962	0
	08	2018	22.8023	20.4193	0
	08	2017	20.7703	22.8023	0
	08	2016	18.4050	20.7703	0
	08	2015	19.5502	18.4050	0
	08	2014	18.7150	19.5502	0
	08	2013	14.1387	18.7150	0
	08	2012	13.1153	14.1387	0
	08	2011	14.0832	13.1153	0

Lord Abbett Series Fund Inc. - Growth Opportunities Portfolio, Class VC	01	2020	33.2547	45.5857	108,210
	01	2019	24.7941	33.2547	144,611
	01	2018	25.9613	24.7941	180,864
	01	2017	21.4746	25.9613	226,971
	01	2016	21.5689	21.4746	277,861
	01	2015	21.3494	21.5689	324,810
	01	2014	20.4654	21.3494	348,916
	01	2013	15.1801	20.4654	411,511
	01	2012	13.5283	15.1801	531,745
	01	2011	15.2913	13.5283	587,865

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	32.1865	44.0328	80,176
	02	2019	24.0457	32.1865	109,962
	02	2018	25.2286	24.0457	147,728
	02	2017	20.9104	25.2286	178,488
	02	2016	21.0450	20.9104	213,452
	02	2015	20.8733	21.0450	251,135
	02	2014	20.0499	20.8733	303,796
	02	2013	14.9022	20.0499	362,989
	02	2012	13.3079	14.9022	450,995
	02	2011	15.0727	13.3079	531,987

	03	2020	31.9254	43.6535	3,288
	03	2019	23.8627	31.9254	4,357
	03	2018	25.0492	23.8627	5,302
	03	2017	20.7721	25.0492	6,868
	03	2016	20.9164	20.7721	8,506
	03	2015	20.7563	20.9164	9,680
	03	2014	19.9477	20.7563	10,623
	03	2013	14.8337	19.9477	11,695
	03	2012	13.2535	14.8337	14,344
	03	2011	15.0188	13.2535	18,100

	04	2020	31.1504	42.5295	38,048
	04	2019	23.3185	31.1504	50,401
	04	2018	24.5151	23.3185	60,353
	04	2017	20.3600	24.5151	66,397
	04	2016	20.5329	20.3600	78,070
	04	2015	20.4070	20.5329	88,199
	04	2014	19.6420	20.4070	100,162
	04	2013	14.6288	19.6420	128,690
	04	2012	13.0905	14.6288	165,214
	04	2011	14.8569	13.0905	187,102

	05	2020	30.8946	42.1583	1,019
	05	2019	23.1391	30.8946	1,520
	05	2018	24.3393	23.1391	1,847
	05	2017	20.2244	24.3393	2,116
	05	2016	20.4066	20.2244	2,221
	05	2015	20.2918	20.4066	2,305
	05	2014	19.5411	20.2918	3,024
	05	2013	14.5611	19.5411	3,031
	05	2012	13.0367	14.5611	3,787
	05	2011	14.8033	13.0367	4,146

	06	2020	30.1459	41.0750	905
	06	2019	22.6120	30.1459	1,346
	06	2018	23.8206	22.6120	2,441
	06	2017	19.8231	23.8206	3,556
	06	2016	20.0323	19.8231	5,155
	06	2015	19.9503	20.0323	6,388
	06	2014	19.2417	19.9503	8,025
	06	2013	14.3600	19.2417	10,910
	06	2012	12.8764	14.3600	18,301
	06	2011	14.6437	12.8764	20,545

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	29.8999	40.7193	0
	07	2019	22.4388	29.8999	56
	07	2018	23.6502	22.4388	308
	07	2017	19.6912	23.6502	406
	07	2016	19.9092	19.6912	489
	07	2015	19.8377	19.9092	577
	07	2014	19.1430	19.8377	677
	07	2013	14.2936	19.1430	3,477
	07	2012	12.8235	14.2936	9,098
	07	2011	14.5910	12.8235	10,198

	08	2020	28.9331	39.3227	0
	08	2019	21.7574	28.9331	0
	08	2018	22.9788	21.7574	0
	08	2017	19.1710	22.9788	12
	08	2016	19.4230	19.1710	16
	08	2015	19.3930	19.4230	20
	08	2014	18.7522	19.3930	24
	08	2013	14.0304	18.7522	268
	08	2012	12.6134	14.0304	404
	08	2011	14.3813	12.6134	406

MFS Blended Research Core Equity Portfolio, Service Class	01	2020	36.2789	41.0547	231,238
	01	2019	28.6216	36.2789	278,854
	01	2018	31.6305	28.6216	335,444
	01	2017	26.6940	31.6305	405,749
	01	2016	25.0906	26.6940	488,575
	01	2015	25.2916	25.0906	581,838
	01	2014	22.9035	25.2916	661,656
	01	2013	17.1162	22.9035	809,846
	01	2012	15.1211	17.1162	1,060,869
	01	2011	15.1116	15.1211	1,311,612

	02	2020	35.0178	39.5480	215,891
	02	2019	27.6821	35.0178	260,033
	02	2018	30.6540	27.6821	314,614
	02	2017	25.9218	30.6540	376,061
	02	2016	24.4144	25.9218	470,917
	02	2015	24.6602	24.4144	572,588
	02	2014	22.3772	24.6602	706,630
	02	2013	16.7570	22.3772	886,757
	02	2012	14.8341	16.7570	1,167,868
	02	2011	14.8549	14.8341	1,438,721

	03	2020	34.7101	39.1807	12,043
	03	2019	27.4526	34.7101	13,871
	03	2018	30.4153	27.4526	16,456
	03	2017	25.7329	30.4153	20,832
	03	2016	24.2488	25.7329	25,216
	03	2015	24.5053	24.2488	32,822
	03	2014	22.2480	24.5053	37,340
	03	2013	16.6686	22.2480	44,534
	03	2012	14.7634	16.6686	56,001
	03	2011	14.7916	14.7634	67,533

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2020	33.7980	38.0935	106,990
	04	2019	26.7716	33.7980	126,645
	04	2018	29.7057	26.7716	140,226
	04	2017	25.1706	29.7057	157,499
	04	2016	23.7552	25.1706	185,648
	04	2015	24.0434	23.7552	232,341
	04	2014	21.8621	24.0434	273,509
	04	2013	16.4046	21.8621	375,451
	04	2012	14.5520	16.4046	471,116
	04	2011	14.6021	14.5520	550,195

	05	2020	33.4977	37.7353	2,842
	05	2019	26.5476	33.4977	3,796
	05	2018	29.4726	26.5476	4,498
	05	2017	24.9859	29.4726	5,182
	05	2016	23.5930	24.9859	5,600
	05	2015	23.8914	23.5930	6,346
	05	2014	21.7350	23.8914	8,480
	05	2013	16.3176	21.7350	9,731
	05	2012	14.4822	16.3176	11,859
	05	2011	14.5395	14.4822	14,155

	06	2020	32.6187	36.6902	4,677
	06	2019	25.8896	32.6187	6,271
	06	2018	28.7854	25.8896	6,755
	06	2017	24.4399	28.7854	9,815
	06	2016	23.1128	24.4399	14,913
	06	2015	23.4411	23.1128	16,507
	06	2014	21.3580	23.4411	56,930
	06	2013	16.0591	21.3580	70,434
	06	2012	14.2748	16.0591	94,859
	06	2011	14.3532	14.2748	105,855

	07	2020	29.4827	33.1460	0
	07	2019	23.4123	29.4827	254
	07	2018	26.0442	23.4123	1,179
	07	2017	22.1237	26.0442	1,500
	07	2016	20.9331	22.1237	1,809
	07	2015	21.2412	20.9331	2,267
	07	2014	19.3635	21.2412	2,626
	07	2013	14.5669	19.3635	16,323
	07	2012	12.9551	14.5669	41,542
	07	2011	13.0329	12.9551	44,415

	08	2020	28.4960	31.9716	0
	08	2019	22.6747	28.4960	196
	08	2018	25.2752	22.6747	216
	08	2017	21.5140	25.2752	262
	08	2016	20.3980	21.5140	307
	08	2015	20.7407	20.3980	345
	08	2014	18.9460	20.7407	386
	08	2013	14.2820	18.9460	975
	08	2012	12.7278	14.2820	1,516
	08	2011	12.8304	12.7278	1,637

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

MFS Corporate Bond Portfolio, Service Class	01	2020	19.6604	21.3353	1,684,071
	01	2019	17.4642	19.6604	1,753,115
	01	2018	18.3658	17.4642	1,868,324
	01	2017	17.5970	18.3658	2,097,941
	01	2016	16.8820	17.5970	2,039,218
	01	2015	17.2657	16.8820	2,318,716
	01	2014	16.6253	17.2657	2,480,388
	01	2013	16.9907	16.6253	2,675,289
	01	2012	15.5647	16.9907	2,186,893
	01	2011	14.8866	15.5647	2,136,109

	02	2020	18.9769	20.5523	242,000
	02	2019	16.8909	18.9769	248,573
	02	2018	17.7988	16.8909	257,718
	02	2017	17.0880	17.7988	305,383
	02	2016	16.4271	17.0880	304,731
	02	2015	16.8347	16.4271	303,945
	02	2014	16.2434	16.8347	301,614
	02	2013	16.6342	16.2434	328,661
	02	2012	15.2694	16.6342	327,100
	02	2011	14.6338	15.2694	322,785

	03	2020	18.8102	20.3614	14,271
	03	2019	16.7509	18.8102	13,007
	03	2018	17.6602	16.7509	13,220
	03	2017	16.9634	17.6602	79,690
	03	2016	16.3157	16.9634	77,076
	03	2015	16.7290	16.3157	73,811
	03	2014	16.1496	16.7290	75,016
	03	2013	16.5465	16.1496	9,809
	03	2012	15.1967	16.5465	8,163
	03	2011	14.5715	15.1967	8,571

	04	2020	18.3160	19.7966	213,046
	04	2019	16.3354	18.3160	225,233
	04	2018	17.2483	16.3354	247,500
	04	2017	16.5928	17.2483	296,462
	04	2016	15.9837	16.5928	289,375
	04	2015	16.4137	15.9837	309,677
	04	2014	15.8695	16.4137	406,091
	04	2013	16.2846	15.8695	496,903
	04	2012	14.9791	16.2846	369,557
	04	2011	14.3849	14.9791	359,463

	05	2020	18.1532	19.6104	0
	05	2019	16.1987	18.1532	0
	05	2018	17.1129	16.1987	0
	05	2017	16.4711	17.1129	0
	05	2016	15.8745	16.4711	0
	05	2015	16.3099	15.8745	0
	05	2014	15.7773	16.3099	0
	05	2013	16.1981	15.7773	0
	05	2012	14.9073	16.1981	0
	05	2011	14.3232	14.9073	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2020	17.6769	19.0673	3,008
	06	2019	15.7972	17.6769	8,087
	06	2018	16.7138	15.7972	8,318
	06	2017	16.1111	16.7138	8,752
	06	2016	15.5514	16.1111	8,859
	06	2015	16.0025	15.5514	9,480
	06	2014	15.5036	16.0025	8,501
	06	2013	15.9417	15.5036	5,554
	06	2012	14.6939	15.9417	7,526
	06	2011	14.1397	14.6939	7,888

	07	2020	15.7393	16.9686	2,086
	07	2019	14.0727	15.7393	1,916
	07	2018	14.8968	14.0727	1,813
	07	2017	14.3669	14.8968	1,812
	07	2016	13.8748	14.3669	1,637
	07	2015	14.2846	13.8748	1,589
	07	2014	13.8463	14.2846	1,600
	07	2013	14.2448	13.8463	77,476
	07	2012	13.1365	14.2448	15,759
	07	2011	12.6476	13.1365	11,875

	08	2020	15.2125	16.3674	0
	08	2019	13.6294	15.2125	0
	08	2018	14.4569	13.6294	0
	08	2017	13.9710	14.4569	0
	08	2016	13.5201	13.9710	0
	08	2015	13.9480	13.5201	1,661
	08	2014	13.5477	13.9480	1,859
	08	2013	13.9662	13.5477	2,018
	08	2012	12.9062	13.9662	1,887
	08	2011	12.4512	12.9062	2,065

MFS Core Equity Portfolio, Service Class	01	2020	25.3672	29.5358	429,433
	01	2019	19.4109	25.3672	455,226
	01	2018	20.5743	19.4109	488,273
	01	2017	16.8005	20.5743	520,682
	01	2016	15.3801	16.8005	537,398
	01	2015	15.7016	15.3801	624,668
	01	2014	14.3742	15.7016	668,161
	01	2013	10.8839	14.3742	843,492
	01	2012	9.5211	10.8839	1,002,792
	01	2011	9.8034	9.5211	1,022,395

	02	2020	24.7150	28.7186	137,818
	02	2019	18.9497	24.7150	145,746
	02	2018	20.1261	18.9497	162,614
	02	2017	16.4675	20,1261	165,776
	02	2016	15.1059	16.4675	193,546
	02	2015	15.4532	15.1059	215,236
	02	2014	14.1756	15.4532	221,574
	02	2013	10.7554	14.1756	245,703
	02	2012	9.4279	10.7554	282,434
	02	2011	9.7272	9.4279	298,416

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	24.5548	28.5180	2,691
	03	2019	18.8364	24.5548	2,250
	03	2018	20.0158	18.8364	2,517
	03	2017	16.3855	20.0158	2,566
	03	2016	15.0384	16.3855	2,865
	03	2015	15.3919	15.0384	3,027
	03	2014	14.1266	15.3919	3,070
	03	2013	10.7236	14.1266	2,397
	03	2012	9.4048	10.7236	2,669
	03	2011	9.7083	9.4048	2,744

	04	2020	24.0781	27.9222	32,700
	04	2019	18.4986	24.0781	36,322
	04	2018	19.6867	18.4986	42,456
	04	2017	16.1404	19.6867	46,810
	04	2016	14.8362	16.1404	46,090
	04	2015	15.2082	14.8362	66,520
	04	2014	13.9794	15.2082	80,817
	04	2013	10.6282	13.9794	159,905
	04	2012	9.3355	10.6282	166,056
	04	2011	9.6515	9.3355	100,718

	05	2020	23.9201	27.7244	928
	05	2019	18.3867	23.9201	958
	05	2018	19.5779	18.3867	1,032
	05	2017	16.0595	19.5779	1,048
	05	2016	14.7694	16.0595	1,116
	05	2015	15.1475	14.7694	1,141
	05	2014	13.9307	15.1475	1,172
	05	2013	10.5965	13.9307	1,268
	05	2012	9.3125	10.5965	1,446
	05	2011	9.6327	9.3125	1,526

	06	2020	23.4566	27.1465	0
	06	2019	18.0574	23.4566	2,767
	06	2018	19.2561	18.0574	4,401
	06	2017	15.8192	19.2561	9,729
	06	2016	14.5707	15.8192	11,709
	06	2015	14.9667	14.5707	12,209
	06	2014	13.7855	14.9667	49,094
	06	2013	10.5022	13.7855	49,364
	06	2012	9.2438	10.5022	50,263
	06	2011	9.5763	9.2438	46,770

	07	2020	23.3038	26.9561	0
	07	2019	17.9488	23.3038	0
	07	2018	19.1501	17.9488	0
	07	2017	15.7401	19.1501	0
	07	2016	14.5052	15.7401	0
	07	2015	14.9070	14.5052	0
	07	2014	13.7376	14.9070	0
	07	2013	10.4710	13.7376	0
	07	2012	9.2211	10.4710	2,569
	07	2011	9.5576	9.2211	3,843

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2020	22.7004	26.2048	0
	08	2019	17.5196	22.7004	0
	`08	2018	18.7303	17.5196	0
	08	2017	15.4263	18.7303	0
	08	2016	14.2451	15.4263	0
	08	2015	14.6697	14.2451	0
	08	2014	13.5466	14.6697	0
	08	2013	10.3466	13.5466	0
	08	2012	9.1303	10.3466	0
	08	2011	9.4829	9.1303	0

MFS Emerging Markets Equity Portfolio, Service Class	01	2020	16.6381	18.0543	217,270
	01	2019	14.0758	16.6381	226,594
	01	2018	16.6681	14.0758	258,419
	01	2017	12.3097	16.6681	259,993
	01	2016	11.4781	12.3097	317,671
	01	2015	13.4278	11.4781	393,953
	01	2014	14.6787	13.4278	424,776
	01	2013	15.7772	14.6787	478,027
	01	2012	13.5269	15.7772	471,685
	01	2011	16.9221	13.5269	536,563

	02	2020	16.1659	17.5066	36,996
	02	2019	13.7037	16.1659	41,370
	02	2018	16.2603	13.7037	72,707
	02	2017	12.0326	16.2603	74,644
	02	2016	11.2426	12.0326	94,245
	02	2015	13.1792	11.2426	95,320
	02	2014	14.4363	13.1792	97,043
	02	2013	15.5483	14.4363	84,392
	02	2012	13.3580	15.5483	75,484
	02	2011	16.7448	13.3580	87,623

	03	2020	16.0502	17.3725	0
	03	2019	13.6125	16.0502	100
	03	2018	16.1602	13.6125	180
	03	2017	11.9646	16.1602	236
	03	2016	11.1847	11.9646	357
	03	2015	13.1180	11.1847	821
	03	2014	14.3765	13.1180	1,184
	03	2013	15.4918	14.3765	1,000
	03	2012	13.3163	15.4918	1,266
	03	2011	16.7009	13.3163	2,656

	04	2020	15.7062	16.9745	39,336
	04	2019	13.3408	15.7062	42,087
	04	2018	15.8618	13.3408	49,066
	04	2017	11.7614	15.8618	51,153
	04	2016	11.0116	11.7614	66,570
	04	2015	12.9348	11.0116	78,408
	04	2014	14.1975	12.9348	80,577
	04	2013	15.3224	14.1975	96,823
	04	2012	13.1909	15.3224	96,377
	04	2011	16.5691	13.1909	117,717

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2020	15.5923	16.8426	90
	05	2019	13.2510	15.5923	89
	05	2018	15.7632	13.2510	89
	05	2017	11.6943	15.7632	83
	05	2016	10.9544	11.6943	100
	05	2015	12.8742	10.9544	99
	05	2014	14.1383	12.8742	88
	05	2013	15.2663	14.1383	0
	05	2012	13.1494	15.2663	0
	05	2011	16.5253	13.1494	0

	06	2020	15.2587	16.4576	74
	06	2019	12.9869	15.2587	438
	06	2018	15.4723	12.9869	452
	06	2017	11.4957	15.4723	467
	06	2016	10.7848	11.4957	483
	06	2015	12.6944	10.7848	501
	06	2014	13.9622	12.6944	518
	06	2013	15.0993	13.9622	536
	06	2012	13.0256	15.0993	886
	06	2011	16.3949	13.0256	1,032

	07	2020	15.1488	16.3308	0
	07	2019	12.8999	15.1488	0
	07	2018	15.3764	12.8999	0
	07	2017	11.4302	15.3764	0
	07	2016	10.7289	11.4302	0
	07	2015	12.6350	10.7289	0
	07	2014	13.9040	12.6350	0
	07	2013	15.0440	13.9040	0
	07	2012	12.9846	15.0440	0
	07	2011	16.3516	12.9846	0

	08	2020	14.7161	15.8320	0
	08	2019	12.5568	14.7161	0
	08	2018	14.9981	12.5568	0
	08	2017	11.1716	14.9981	0
	08	2016	10.5076	11.1716	0
	08	2015	12.3998	10.5076	0
	08	2014	13.6732	12.3998	0
	08	2013	14.8246	13.6732	82
	08	2012	12.8216	14.8246	65
	08	2011	16.1794	12.8216	66

MFS Global Growth Portfolio, Service Class	01	2020	41.0921	48.6954	512
	01	2019	30.7971	41.0921	508
	01	2018	32.9849	30.7971	562
	01	2017	25.4494	32.9849	14,128
	01	2016	24.4462	25.4494	19,121
	01	2015	25.3182	24.4462	1,385
	01	2014	24.7399	25.3182	1,897
	01	2013	20.7996	24.7399	2,074
	01	2012	17.6999	20.7996	2,007
	01	2011	19.2816	17.6999	2,901

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	39.6635	46.9081	700
	02	2019	29.7861	39.6635	0
	02	2018	31.9664	29.7861	0
	02	2017	24.7131	31.9664	0
	02	2016	23.7873	24.7131	919
	02	2015	24.6861	23.7873	919
	02	2014	24.1714	24.6861	926
	02	2013	20.3630	24.1714	968
	02	2012	17.3639	20.3630	1,397
	02	2011	18.9541	17.3639	1,467

	03	2020	39.3150	46.4725	0
	03	2019	29.5392	39.3150	0
	03	2018	31.7176	29.5392	0
	03	2017	24.5330	31.7176	0
	03	2016	23.6260	24.5330	0
	03	2015	24.5311	23.6260	0
	03	2014	24.0318	24.5311	0
	03	2013	20.2557	24.0318	0
	03	2012	17.2812	20.2557	0
	03	2011	18.8734	17.2812	0

	04	2020	38.2819	45.1830	215
	04	2019	28.8064	38.2819	224
	04	2018	30.9776	28.8064	234
	04	2017	23.9968	30.9776	245
	04	2016	23.1451	23.9968	255
	04	2015	24.0687	23.1451	255
	04	2014	23.6149	24.0687	351
	04	2013	19.9349	23.6149	631
	04	2012	17.0337	19.9349	748
	04	2011	18.6316	17.0337	749

	05	2020	37.9416	44.7580	0
	05	2019	28.5652	37.9416	0
	05	2018	30.7344	28.5652	0
	05	2017	23.8207	30.7344	0
	05	2016	22.9870	23.8207	0
	05	2015	23.9165	22.9870	0
	05	2014	23.4776	23.9165	0
	05	2013	19.8291	23.4776	0
	05	2012	16.9520	19.8291	0
	05	2011	18.5517	16.9520	0

	06	2020	36.9461	43.5184	0
	06	2019	27.8573	36.9461	0
	06	2018	30.0178	27.8573	0
	06	2017	23.3002	30.0178	0
	06	2016	22.5191	23.3002	0
	06	2015	23.4657	22.5191	0
	06	2014	23.0704	23.4657	0
	06	2013	19.5151	23.0704	0
	06	2012	16.7092	19.5151	0
	06	2011	18.3141	16.7092	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	33.5553	39.5044	0
	07	2019	25.3134	33.5553	0
	07	2018	27.2904	25.3134	0
	07	2017	21.1938	27.2904	0
	07	2016	20.4939	21.1938	0
	07	2015	21.3662	20.4939	0
	07	2014	21.0170	21.3662	0
	07	2013	17.7872	21.0170	0
	07	2012	15.2376	17.7872	0
	07	2011	16.7096	15.2376	0

	08	2020	32.4324	38.1049	0
	08	2019	24.5159	32.4324	0
	08	2018	26.4847	24.5159	0
	08	2017	20.6099	26.4847	0
	08	2016	19.9700	20.6099	0
	08	2015	20.8627	19.9700	0
	08	2014	20.5639	20.8627	0
	08	2013	17.4393	20.5639	0
	08	2012	14.9704	17.4393	0
	08	2011	16.4502	14.9704	0

MFS Global Research Portfolio, Service Class	01	2020	30.5851	34.9650	3,252
	01	2019	23.6263	30.5851	4,427
	01	2018	26.4177	23.6263	4,740
	01	2017	21.4571	26.4177	4,754
	01	2016	20.7366	21.4571	7,226
	01	2015	21.3167	20.7366	8,478
	01	2014	21.2181	21.3167	9,618
	01	2013	17.4432	21.2181	10,881
	01	2012	15.2155	17.4432	15,802
	01	2011	16.6351	15.2155	17,738

	02	2020	29.5218	33.6817	4,735
	02	2019	22.8507	29.5218	5,543
	02	2018	25.6021	22.8507	5,771
	02	2017	20.8364	25.6021	5,806
	02	2016	20.1777	20.8364	6,153
	02	2015	20.7845	20.1777	12,258
	02	2014	20.7305	20.7845	12,613
	02	2013	17.0771	20.7305	13,969
	02	2012	14.9267	17.0771	20,165
	02	2011	16.3526	14.9267	23,651

	03	2020	29.2624	33.3688	0
	03	2019	22.6612	29.2624	0
	03	2018	25.4027	22.6612	0
	03	2017	20.6845	25.4027	0
	03	2016	20.0408	20.6845	0
	03	2015	20.6539	20.0408	0
	03	2014	20.6108	20.6539	0
	03	2013	16.9871	20.6108	0
	03	2012	14.8556	16.9871	0
	03	2011	16.2829	14.8556	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	28.4934	32.4428	2,257
	04	2019	22.0990	28.4934	2,539
	04	2018	24.8101	22.0990	2,723
	04	2017	20.2324	24.8101	2,936
	04	2016	19.6329	20.2324	6,432
	04	2015	20.2646	19.6329	6,807
	04	2014	20.2533	20.2646	6,868
	04	2013	16.7180	20.2533	3,673
	04	2012	14.6428	16.7180	2,008
	04	2011	16.0743	14.6428	11,955

	05	2020	28.2400	32.1376	0
	05	2019	21.9139	28.2400	0
	05	2018	24.6152	21.9139	0
	05	2017	20.0839	24.6152	0
	05	2016	19.4987	20.0839	0
	05	2015	20.1363	19.4987	0
	05	2014	20.1354	20.1363	0
	05	2013	16.6293	20.1354	0
	05	2012	14.5725	16.6293	0
	05	2011	16.0053	14.5725	0

	06	2020	27.4990	31.2474	0
	06	2019	21.3708	27.4990	0
	06	2018	24.0412	21.3708	0
	06	2017	19.6450	24.0412	0
	06	2016	19.1018	19.6450	1,496
	06	2015	19.7568	19.1018	1,445
	06	2014	19.7862	19.7568	1,443
	06	2013	16.3659	19.7862	1,458
	06	2012	14.3638	16.3659	1,522
	06	2011	15.8003	14.3638	1,687

	07	2020	24.7309	28.0878	0
	07	2019	19.2292	24.7309	0
	07	2018	21.6430	19.2292	0
	07	2017	17.6942	21.6430	0
	07	2016	17.2138	17.6942	0
	07	2015	17.8131	17.2138	0
	07	2014	17.8488	17.8131	0
	07	2013	14.7709	17.8488	0
	07	2012	12.9706	14.7709	0
	07	2011	14.2751	12.9706	0

	08	2020	23.9031	27.0925	0
	08	2019	18.6233	23.9031	0
	08	2018	21.0039	18.6233	0
	08	2017	17.2066	21.0039	0
	08	2016	16.7737	17.2066	0
	08	2015	17.3933	16.7737	0
	08	2014	17.4638	17.3933	0
	08	2013	14.4820	17.4638	0
	08	2012	12.7431	14.4820	0
	08	2011	14.0534	12.7431	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

MFS Global Tactical Allocation Portfolio, Service Class	01	2020	13.8697	14.4574	4,777,718
	01	2019	12.3372	13.8697	5,235,464
	01	2018	13.1776	12.3372	5,830,919
	01	2017	12.1151	13.1776	6,721,300
	01	2016	11.6232	12.1151	7,483,569
	01	2015	12.1200	11.6232	8,335,654
	01	2014	11.8212	12.1200	9,695,199
	01	2013	11.0736	11.8212	11,964,116
	01	2012	10.3056	11.0736	12,787,490
	01	2011	10.3446	10.3056	13,560,680

	02	2020	13.5903	14.1378	80,729
	02	2019	12.1130	13.5903	80,768
	02	2018	12.9643	12.1130	99,645
	02	2017	11.9429	12.9643	104,836
	02	2016	11.4813	11.9429	98,841
	02	2015	11.9965	11.4813	111,270
	02	2014	11.7246	11.9965	131,769
	02	2013	11.0055	11.7246	118,846
	02	2012	10.2632	11.0055	143,460
	02	2011	10.3230	10.2632	169,735

	03	2020	13.5215	14.0591	0
	03	2019	12.0578	13.5215	0
	03	2018	12.9116	12.0578	0
	03	2017	11.9004	12.9116	0
	03	2016	11.4462	11.9004	0
	03	2015	11.9659	11.4462	0
	03	2014	11.7007	11.9659	0
	03	2013	10.9885	11.7007	0
	03	2012	10.2526	10.9885	0
	03	2011	10.3176	10.2526	0

	04	2020	13.3161	13.8246	1,303,458

	04	2019	11.8925	13.3161	1,369,885
	04	2018	12.7540	11.8925	1,524,112
	04	2017	11.7729	12.7540	1,722,108
	04	2016	11.3409	11.7729	1,927,177
	04	2015	11.8740	11.3409	2,115,255
	04	2014	11.6286	11.8740	2,541,574
	04	2013	10.9376	11.6286	3,182,161
	04	2012	10.2209	10.9376	3,459,678
	04	2011	10.3014	10.2209	3,717,423

	05	2020	13.2476	13.7463	0
	05	2019	11.8375	13.2476	0
	05	2018	12.7017	11.8375	0
	05	2017	11.7306	12.7017	0
	05	2016	11.3060	11.7306	0
	05	2015	11.8435	11.3060	0
	05	2014	11.6047	11.8435	0
	05	2013	10.9207	11.6047	0
	05	2012	10.2103	10.9207	0
	05	2011	10.2960	10.2103	3,139

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	06	2020	13.0468	13.5177	0
	06	2019	11.6755	13.0468	0
	06	2018	12.5467	11.6755	0
	06	2017	11.6049	12.5467	0
	06	2016	11.2020	11.6049	0
	06	2015	11.7525	11.2020	0
	06	2014	11.5332	11.7525	0
	06	2013	10.8701	11.5332	0
	06	2012	10.1787	10.8701	0
	06	2011	10.2798	10.1787	0

	07	2020	12.9804	13.4421	0
	07	2019	11.6219	12.9804	0
	07	2018	12.4954	11.6219	0
	07	2017	11.5633	12.4954	0
	07	2016	11.1675	11.5633	0
	07	2015	11.7224	11.1675	0
	07	2014	11.5095	11.7224	0
	07	2013	10.8533	11.5095	0
	07	2012	10.1681	10.8533	0
	07	2011	10.2744	10.1681	0

	08	2020	12.7171	13.1427	0
	08	2019	11.4093	12.7171	0
	08	2018	12.2919	11.4093	0
	08	2017	11.3980	12.2919	0
	08	2016	11.0305	11.3980	0
	08	2015	11.6023	11.0305	0
	08	2014	11.4149	11.6023	0
	08	2013	10.7862	11.4149	0
	08	2012	10.1261	10.7862	0
	08	2011	10.2528	10.1261	0

MFS Government Securities Portfolio, Service Class	01	2020	13.2289	13.8065	2,546,521
	01	2019	12.6472	13.2289	2,679,221
	01	2018	12.8382	12.6472	2,912,675
	01	2017	12.7933	12.8382	3,506,028
	01	2016	12.9206	12.7933	3,942,841
	01	2015	13.1038	12.9206	4,188,949
	01	2014	12.7294	13.1038	4,466,390
	01	2013	13.3289	12.7294	5,574,293
	01	2012	13.2529	13.3289	6,549,160
	01	2011	12.5801	13.2529	6,805,859

	02	2020	12.7691	13.2998	1,297,959
	02	2019	12.2321	12.7691	1,359,040
	02	2018	12.4418	12.2321	1,441,814
	02	2017	12.4232	12.4418	1,689,049
	02	2016	12.5724	12.4232	1,820,702
	02	2015	12.7767	12.5724	1,918,580
	02	2014	12.4369	12.7767	2,272,933
	02	2013	13.0492	12.4369	2,712,102
	02	2012	13.0014	13.0492	3,008,791
	02	2011	12.3664	13.0014	3,173,045

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	12.6569	13.1763	57,048
	03	2019	12.1307	12.6569	62,350
	03	2018	12.3449	12.1307	72,518
	03	2017	12.3327	12.3449	85,448
	03	2016	12.4871	12.3327	85,709
	03	2015	12.6965	12.4871	102,360
	03	2014	12.3651	12.6965	111,781
	03	2013	12.9805	12.3651	124,153
	03	2012	12.9395	12.9805	116,759
	03	2011	12.3138	12.9395	118,285

	04	2020	12.3243	12.8107	486,798
	04	2019	11.8298	12.3243	502,520
	04	2018	12.0570	11.8298	530,889
	04	2017	12.0632	12.0570	630,059
	04	2016	12.2330	12.0632	682,241
	04	2015	12.4572	12.2330	724,365
	04	2014	12.1506	12.4572	878,354
	04	2013	12.7749	12.1506	1,102,788
	04	2012	12.7543	12.7749	1,223,951
	04	2011	12.1560	12.7543	1,300,791

	05	2020	12.2148	12.6902	5,427
	05	2019	11.7307	12.2148	6,221
	05	2018	11.9623	11.7307	6,624
	05	2017	11.9747	11.9623	7,671
	05	2016	12.1494	11.9747	7,501
	05	2015	12.3784	12.1494	14,096
	05	2014	12.0800	12.3784	15,910
	05	2013	12.7071	12.0800	15,497
	05	2012	12.6931	12.7071	21,019
	05	2011	12.1039	12.6931	21,728

	06	2020	11.8942	12.3387	14,050
	06	2019	11.4400	11.8942	15,309
	06	2018	11.6833	11.4400	16,208
	06	2017	11.7130	11.6833	20,147
	06	2016	11.9021	11.7130	21,665
	06	2015	12.1451	11.9021	23,427
	06	2014	11.8704	12.1451	29,653
	06	2013	12.5059	11.8704	50,660
	06	2012	12.5113	12.5059	73,397
	06	2011	11.9488	12.5113	87,098

	07	2020	11.4313	11.8525	0
	07	2019	11.0002	11.4313	493
	07	2018	11.2399	11.0002	1,696
	07	2017	11.2741	11.2399	2,173
	07	2016	11.4621	11.2741	3,317
	07	2015	11.7020	11.4621	3,761
	07	2014	11.4432	11.7020	4,337
	07	2013	12.0620	11.4432	32,013
	07	2012	12.0734	12.0620	73,186
	07	2011	11.5365	12.0734	86,075

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	08	2020	11.0487	11.4325	0
	08	2019	10.6537	11.0487	1,120
	08	2018	10.9081	10.6537	1,123
	08	2017	10.9635	10.9081	1,210
	08	2016	11.1691	10.9635	1,199
	08	2015	11.4262	11.1691	1,173
	08	2014	11.1965	11.4262	1,278
	08	2013	11.8261	11.1965	1,989
	08	2012	11.8617	11.8261	8,285
	08	2011	11.3573	11.8617	10,916

MFS High Yield Portfolio, Service Class	01	2020	24.0592	24.8101	269,270
	01	2019	21.3758	24.0592	301,570
	01	2018	22.4632	21.3758	341,895
	01	2017	21.4827	22.4632	412,795
	01	2016	19.2204	21.4827	467,027
	01	2015	20.4469	19.2204	575,304
	01	2014	20.2762	20.4469	651,761
	01	2013	19.4315	20.2762	764,023
	01	2012	17.2515	19.4315	915,899
	01	2011	16.8880	17.2515	643,336

	02	2020	23.2230	23.8996	174,381
	02	2019	20.6742	23.2230	194,709
	02	2018	21.7697	20.6742	220,622
	02	2017	20.8613	21.7697	269,704
	02	2016	18.7024	20.8613	329,756
	02	2015	19.9366	18.7024	398,934
	02	2014	19.8104	19.9366	446,643
	02	2013	19.0238	19.8104	522,322
	02	2012	16.9242	19.0238	620,253
	02	2011	16.6012	16.9242	561,851

	03	2020	23.0189	23.6777	12,775
	03	2019	20.5029	23.0189	12,556
	03	2018	21.6002	20.5029	14,087
	03	2017	20.7093	21.6002	16,213
	03	2016	18.5756	20.7093	17,771
	03	2015	19.8114	18.5756	22,730
	03	2014	19.6961	19.8114	24,255
	03	2013	18.9235	19.6961	25,099
	03	2012	16.8436	18.9235	23,034
	03	2011	16.5305	16.8436	27,139

	04	2020	22.4141	23.0208	115,395
	04	2019	19.9943	22.4141	117,857
	04	2018	21.0964	19.9943	136,888
	04	2017	20.2568	21.0964	148,548
	04	2016	18.1976	20.2568	159,289
	04	2015	19.4380	18.1976	186,885
	04	2014	19.3545	19.4380	207,526
	04	2013	18.6239	19.3545	247,450
	04	2012	16.6025	18.6239	326,832
	04	2011	16.3188	16.6025	320,540

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	22.2149	22.8043	8,172
	05	2019	19.8269	22.2149	9,631
	05	2018	20.9308	19.8269	9,766
	05	2017	20.1081	20.9308	9,930
	05	2016	18.0733	20.1081	10,002
	05	2015	19.3151	18.0733	7,870
	05	2014	19.2419	19.3151	7,823
	05	2013	18.5251	19.2419	8,282
	05	2012	16.5228	18.5251	14,411
	05	2011	16.2488	16.5228	7,443

	06	2020	21.6321	22.1727	3,903
	06	2019	19.3356	21.6321	4,191
	06	2018	20.4428	19.3356	4,717
	06	2017	19.6688	20.4428	5,323
	06	2016	17.7055	19.6688	6,388
	06	2015	18.9511	17.7055	8,321
	06	2014	18.9083	18.9511	10,033
	06	2013	18.2318	18.9083	14,706
	06	2012	16.2863	18.2318	25,920
	06	2011	16.0407	16.2863	30,386

	07	2020	18.8390	19.3001	0
	07	2019	16.8475	18.8390	130
	07	2018	17.8213	16.8475	312
	07	2017	17.1552	17.8213	390
	07	2016	15.4507	17.1552	609
	07	2015	16.5461	15.4507	835
	07	2014	16.5172	16.5461	944
	07	2013	15.9343	16.5172	6,927
	07	2012	14.2414	15.9343	21,461
	07	2011	14.0338	14.2414	16,828

	08	2020	18.2086	18.6163	0
	08	2019	16.3168	18.2086	215
	08	2018	17.2951	16.3168	223
	08	2017	16.6825	17.2951	245
	08	2016	15.0557	16.6825	255
	08	2015	16.1562	15.0557	284
	08	2014	16.1610	16.1562	300
	08	2013	15.6227	16.1610	501
	08	2012	13.9916	15.6227	1,692
	08	2011	13.8158	13.9916	1,928

MFS International Growth Portfolio, Service Class	01	2020	16.3963	18.6255	210,870
	01	2019	13.1149	16.3963	226,840
	01	2018	14.7033	13.1149	235,314
	01	2017	11.2949	14.7033	230,829
	01	2016	11.2424	11.2949	274,010
	01	2015	11.4191	11.2424	258,661
	01	2014	12.2460	11.4191	292,996
	01	2013	10.9534	12.2460	385,518
	01	2012	9.3174	10.9534	376,175
	01	2011	10.6579	9.3174	463,026

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	15.9746	18.1100	31,090
	02	2019	12.8032	15.9746	43,073
	02	2018	14.3829	12.8032	45,492
	02	2017	11.0710	14.3829	39,496
	02	2016	11.0419	11.0710	44,883
	02	2015	11.2383	11.0419	40,323
	02	2014	12.0768	11.2383	53,714
	02	2013	10.8240	12.0768	66,143
	02	2012	9.2262	10.8240	70,455
	02	2011	10.5751	9.2262	113,158

	03	2020	15.8711	17.9836	0
	03	2019	12.7267	15.8711	0
	03	2018	14.3041	12.7267	0
	03	2017	11.0159	14.3041	0
	03	2016	10.9925	11.0159	510
	03	2015	11.1938	10.9925	478
	03	2014	12.0350	11.1938	499
	03	2013	10.7920	12.0350	474
	03	2012	9.2036	10.7920	465
	03	2011	10.5545	9.2036	500

	04	2020	15.5630	17.6078	23,168
	04	2019	12.4984	15.5630	24,694
	04	2018	14.0689	12.4984	32,136
	04	2017	10.8511	14.0689	22,461
	04	2016	10.8447	10.8511	26,488
	04	2015	11.0602	10.8447	41,002
	04	2014	11.9096	11.0602	46,691
	04	2013	10.6960	11.9096	57,657
	04	2012	9.1358	10.6960	64,417
	04	2011	10.4928	9.1358	73,007

	05	2020	15.4609	17.4831	0
	05	2019	12.4228	15.4609	0
	05	2018	13.9912	12.4228	0
	05	2017	10.7967	13.9912	0
	05	2016	10.7959	10.7967	0
	05	2015	11.0160	10.7959	0
	05	2014	11.8681	11.0160	0
	05	2013	10.6642	11.8681	0
	05	2012	9.1133	10.6642	0
	05	2011	10.4723	9.1133	0

	06	2020	15.1612	17.1187	0
	06	2019	12.2003	15.1612	0
	06	2018	13.7612	12.2003	0
	06	2017	10.6352	13.7612	0
	06	2016	10.6507	10.6352	0
	06	2015	10.8845	10.6507	0
	06	2014	11.7445	10.8845	0
	06	2013	10.5692	11.7445	0
	06	2012	9.0461	10.5692	0
	06	2011	10.4110	9.0461	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	15.0624	16.9985	0
	07	2019	12.1269	15.0624	0
	07	2018	13.6854	12.1269	0
	07	2017	10.5819	13.6854	0
	07	2016	10.6027	10.5819	0
	07	2015	10.8410	10.6027	0
	07	2014	11.7035	10.8410	0
	07	2013	10.5378	11.7035	0
	07	2012	9.0238	10.5378	138
	07	2011	10.3906	9.0238	146

	08	2020	14.6725	16.5248	0
	08	2019	11.8370	14.6725	0
	08	2018	13.3855	11.8370	0
	08	2017	10.3710	13.3855	0
	08	2016	10.4127	10.3710	0
	08	2015	10.6686	10.4127	0
	08	2014	11.5410	10.6686	0
	08	2013	10.4127	11.5410	0
	08	2012	8.9350	10.4127	0
	08	2011	10.3095	8.9350	0

MFS International Intrinsic Value Portfolio, Service Class	01	2020	19.3920	22.9259	1,085,961
	01	2019	15.6910	19.3920	1,334,484
	01	2018	17.6737	15.6910	1,569,645
	01	2017	14.1687	17.6737	1,740,242
	01	2016	13.8734	14.1687	2,239,316
	01	2015	13.2676	13.8734	2,531,319
	01	2014	13.3391	13.2676	2,947,440
	01	2013	10.6262	13.3391	3,452,666
	01	2012	9.3205	10.6262	4,034,518
	01	2011	9.6480	9.3205	5,226,896

	02	2020	18.8933	22.2915	778,429
	02	2019	15.3182	18.8933	927,933
	02	2018	17.2886	15.3182	1,147,270
	02	2017	13.8878	17.2886	1,255,976
	02	2016	13.6261	13.8878	1,645,801
	02	2015	13.0576	13.6261	1,782,875
	02	2014	13.1548	13.0576	2,014,493
	02	2013	10.5007	13.1548	2,266,211
	02	2012	9.2293	10.5007	2,757,026
	02	2011	9.5731	9.2293	3,407,858

	03	2020	18.7709	22.1360	16,567
	03	2019	15.2267	18.7709	18,995
	03	2018	17.1940	15.2267	21,656
	03	2017	13.8187	17.1940	22,365
	03	2016	13.5652	13.8187	29,671
	03	2015	13.0059	13.5652	32,013
	03	2014	13.1093	13.0059	39,698
	03	2013	10.4697	13.1093	42,344
	03	2012	9.2067	10.4697	55,834
	03	2011	9.5545	9.2067	73,261

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	18.4065	21.6734	152,749
	04	2019	14.9536	18.4065	172,609
	04	2018	16.9113	14.9536	198,840
	04	2017	13.6120	16.9113	210,322
	04	2016	13.3828	13.6120	258,201
	04	2015	12.8506	13.3828	286,779
	04	2014	12.9727	12.8506	331,360
	04	2013	10.3765	12.9727	389,325
	04	2012	9.1388	10.3765	467,474
	04	2011	9.4986	9.1388	587,025

	05	2020	18.2857	21.5199	715
	05	2019	14.8632	18.2857	739
	05	2018	16.8178	14.8632	810
	05	2017	13.5438	16.8178	776
	05	2016	13.3226	13.5438	890
	05	2015	12.7993	13.3226	969
	05	2014	12.9275	12.7993	1,003
	05	2013	10.3457	12.9275	1,020
	05	2012	9.1163	10.3457	0
	05	2011	9.4800	9.1163	0

	06	2020	17.9314	21.0714	497
	06	2019	14.5970	17.9314	2,663
	06	2018	16.5415	14.5970	2,866
	06	2017	13.3412	16.5415	2,754
	06	2016	13.1434	13.3412	4,419
	06	2015	12.6466	13.1434	4,220
	06	2014	12.7928	12.6466	1,907
	06	2013	10.2536	12.7928	2,687
	06	2012	9.0491	10.2536	2,747
	06	2011	9.4245	9.0491	6,522

	07	2020	17.8146	20.9235	0
	07	2019	14.5092	17.8146	0
	07	2018	16.4503	14.5092	0
	07	2017	13.2744	16.4503	0
	07	2016	13.0842	13.2744	0
	07	2015	12.5961	13.0842	0
	07	2014	12.7482	12.5961	0
	07	2013	10.2231	12.7482	3,402
	07	2012	9.0268	10.2231	3,800
	07	2011	9.4061	9.0268	3,987

	08	2020	17.3534	20.3404	0
	08	2019	14.1622	17.3534	0
	08	2018	16.0898	14.1622	0
	08	2017	13.0098	16.0898	0
	08	2016	12.8497	13.0098	0
	08	2015	12.3957	12.8497	0
	08	2014	12.5711	12.3957	0
	08	2013	10.1017	12.5711	0
	08	2012	8.9380	10.1017	0
	08	2011	9.3326	8.9380	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

MFS Massachusetts Investors Growth Stock Portfolio, Service Class	01	2020	41.1528	49.4588	30,228
	01	2019	29.9754	41.1528	39,932
	01	2018	30.3052	29.9754	47,570
	01	2017	24.0520	30.3052	54,666
	01	2016	23.1057	24.0520	65,406
	01	2015	23.5722	23.1057	77,794
	01	2014	21.5482	23.5722	93,662
	01	2013	16.8364	21.5482	111,676
	01	2012	14.6509	16.8364	87,285
	01	2011	14.8118	14.6509	106,595

	02	2020	39.7222	47.6435	40,414
	02	2019	28.9914	39.7222	53,582
	02	2018	29.3695	28.9914	54,633
	02	2017	23.3562	29.3695	65,329
	02	2016	22.4830	23.3562	77,726
	02	2015	22.9837	22.4830	90,056
	02	2014	21.0530	22.9837	97,303
	02	2013	16.4830	21.0530	123,807
	02	2012	14.3728	16.4830	132,900
	02	2011	14.5602	14.3728	161,553

	03	2020	39.3732	47.2011	3,551
	03	2019	28.7511	39.3732	3,994
	03	2018	29.1409	28.7511	6,034
	03	2017	23.1860	29.1409	32,073
	03	2016	22.3305	23.1860	35,552
	03	2015	22.8394	22.3305	35,938
	03	2014	20.9315	22.8394	36,732
	03	2013	16.3961	20.9315	15,533
	03	2012	14.3043	16.3961	10,380
	03	2011	14.4982	14.3043	10,639

	04	2020	38.3387	45.8916	77,939
	04	2019	28.0380	38.3387	85,771
	04	2018	28.4611	28.0380	99,774
	04	2017	22.6794	28.4611	111,758
	04	2016	21.8761	22.6794	118,698
	04	2015	22.4090	21.8761	131,074
	04	2014	20.5685	22.4090	91,440
	04	2013	16.1365	20.5685	161,087
	04	2012	14.0995	16.1365	124,873
	04	2011	14.3125	14.0995	148,761

	05	2020	37.9978	45.4597	121
	05	2019	27.8031	37.9978	134
	05	2018	28.2376	27.8031	151
	05	2017	22.5129	28.2376	162
	05	2016	21.7266	22.5129	180
	05	2015	22.2672	21.7266	1,981
	05	2014	20.4488	22.2672	2,001
	05	2013	16.0508	20.4488	2,674
	05	2012	14.0318	16.0508	2,604
	05	2011	14.2511	14.0318	2,647

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	06	2020	37.0008	44.2007	0
	06	2019	27.1141	37.0008	6,557
	06	2018	27.5792	27.1141	6,619
	06	2017	22.0209	27.5792	8,534
	06	2016	21.2844	22.0209	8,651
	06	2015	21.8475	21.2844	9,083
	06	2014	20.0941	21.8475	50,178
	06	2013	15.7966	20.0941	50,913
	06	2012	13.8309	15.7966	55,506
	06	2011	14.0685	13.8309	56,345

	07	2020	33.1589	39.5912	0
	07	2019	24.3110	33.1589	936
	07	2018	24.7405	24.3110	1,005
	07	2017	19.7643	24.7405	1,098
	07	2016	19.1130	19.7643	1,454
	07	2015	19.6287	19.1130	1,526
	07	2014	18.0626	19.6287	1,609
	07	2013	14.2068	18.0626	31,414
	07	2012	12.4453	14.2068	23,328
	07	2011	12.6656	12.4453	26,868

	08	2020	32.0493	38.1886	0
	08	2019	23.5451	32.0493	0
	08	2018	24.0101	23.5451	0
	08	2017	19.2197	24.0101	0
	08	2016	18.6244	19.2197	0
	08	2015	19.1661	18.6244	1,228
	08	2014	17.6731	19.1661	1,390
	08	2013	13.9289	17.6731	1,628
	08	2012	12.2270	13.9289	4,608
	08	2011	12.4689	12.2270	5,448

MFS U.S. Government Money Market Portfolio, Service Class	01	2020	8.9108	8.7830	2,853,633
	01	2019	8.9140	8.9108	2,747,035
	01	2018	8.9512	8.9140	2,857,891
	01	2017	9.0747	8.9512	3,292,581
	01	2016	9.2262	9.0747	3,759,627
	01	2015	9.3809	9.2262	3,788,604
	01	2014	9.5383	9.3809	4,717,040
	01	2013	9.6983	9.5383	5,988,234
	01	2012	9.8619	9.6983	6,603,854
	01	2011	10.0269	9.8619	2,265,467

	02	2020	8.6010	8.4606	1,452,835
	02	2019	8.6214	8.6010	1,599,221
	02	2018	8.6748	8.6214	1,482,305
	02	2017	8.8122	8.6748	1,639,491
	02	2016	8.9775	8.8122	2,125,555
	02	2015	9.1467	8.9775	1,906,758
	02	2014	9.3191	9.1467	2,000,497
	02	2013	9.4948	9.3191	2,398,840
	02	2012	9.6748	9.4948	3,139,977
	02	2011	9.8566	9.6748	1,511,050

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	8.5254	8.3820	76,122
	03	2019	8.5499	8.5254	36,806
	03	2018	8.6072	8.5499	41,880
	03	2017	8.7479	8.6072	47,296
	03	2016	8.9166	8.7479	63,345
	03	2015	9.0893	8.9166	80,331
	03	2014	9.2653	9.0893	88,557
	03	2013	9.4447	9.2653	88,962
	03	2012	9.6287	9.4447	85,505
	03	2011	9.8146	9.6287	155,065

	04	2020	8.3014	8.1495	549,027
	04	2019	8.3378	8.3014	491,082
	04	2018	8.4064	8.3378	507,603
	04	2017	8.5567	8.4064	524,462
	04	2016	8.7351	8.5567	666,289
	04	2015	8.9179	8.7351	602,740
	04	2014	9.1046	8.9179	932,817
	04	2013	9.2952	9.1046	960,844
	04	2012	9.4908	9.2952	1,134,041
	04	2011	9.6889	9.4908	641,639

	05	2020	8.2276	8.0728	6,901
	05	2019	8.2680	8.2276	6,154
	05	2018	8.3404	8.2680	5,960
	05	2017	8.4939	8.3404	6,648
	05	2016	8.6755	8.4939	6,976
	05	2015	8.8615	8.6755	10,194
	05	2014	9.0516	8.8615	28,610
	05	2013	9.2458	9.0516	9,484
	05	2012	9.4453	9.2458	7,293
	05	2011	9.6473	9.4453	52,104

	06	2020	8.0116	7.8491	14,491
	06	2019	8.0630	8.0116	20,929
	06	2018	8.1459	8.0630	21,904
	06	2017	8.3083	8.1459	23,541
	06	2016	8.4989	8.3083	26,074
	06	2015	8.6945	8.4989	21,662
	06	2014	8.8946	8.6945	30,229
	06	2013	9.0994	8.8946	51,532
	06	2012	9.3100	9.0994	127,833
	06	2011	9.5237	9.3100	119,538

	07	2020	8.0403	7.8732	0
	07	2019	8.0959	8.0403	503
	07	2018	8.1832	8.0959	1,101
	07	2017	8.3506	8.1832	1,414
	07	2016	8.5465	8.3506	1,844
	07	2015	8.7477	8.5465	2,145
	07	2014	8.9536	8.7477	2,477
	07	2013	9.1644	8.9536	24,924
	07	2012	9.3814	9.1644	38,300
	07	2011	9.6016	9.3814	39,084

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	08	2020	7.7712	7.5942	0
	08	2019	7.8408	7.7712	1,999
	08	2018	7.9416	7.8408	1,889
	08	2017	8.1205	7.9416	2,012
	08	2016	8.3280	8.1205	1,945
	08	2015	8.5415	8.3280	1,893
	08	2014	8.7605	8.5415	2,042
	08	2013	8.9852	8.7605	2,621
	08	2012	9.2168	8.9852	4,619
	08	2011	9.4525	9.2168	5,297

MFS Research International Portfolio, Service Class	01	2020	26.2161	29.0615	315,108
	01	2019	20.8776	26.2161	361,720
	01	2018	24.7768	20.8776	447,448
	01	2017	19.6950	24.7768	483,161
	01	2016	20.2100	19.6950	593,880
	01	2015	21.0106	20.2100	644,641
	01	2014	23.0104	21.0106	730,015
	01	2013	19.6982	23.0104	783,440
	01	2012	17.2251	19.6982	883,646
	01	2011	19.6916	17.2251	1,067,637

	02	2020	25.3046	27.9947	229,297
	02	2019	20.1921	25.3046	260,134
	02	2018	24.0117	20.1921	314,648
	02	2017	19.1252	24.0117	338,288
	02	2016	19.6653	19.1252	433,263
	02	2015	20.4860	19.6653	466,205
	02	2014	22.4817	20.4860	535,390
	02	2013	19.2848	22.4817	559,826
	02	2012	16.8981	19.2848	639,536
	02	2011	19.3572	16.8981	794,174

	03	2020	25.0823	27.7348	7,658
	03	2019	20.0248	25.0823	8,712
	03	2018	23.8248	20.0248	10,581
	03	2017	18.9859	23.8248	13,327
	03	2016	19.5319	18.9859	15,107
	03	2015	20.3574	19.5319	15,294
	03	2014	22.3519	20.3574	16,334
	03	2013	19.1832	22.3519	15,513
	03	2012	16.8177	19.1832	17,843
	03	2011	19.2748	16.8177	20,463

	04	2020	24.4230	26.9650	77,514
	04	2019	19.5279	24.4230	91,847
	04	2018	23.2689	19.5279	100,946
	04	2017	18.5708	23.2689	99,089
	04	2016	19.1342	18.5708	120,370
	04	2015	19.9736	19.1342	142,445
	04	2014	21.9641	19.9736	156,366
	04	2013	18.8792	21.9641	186,394
	04	2012	16.5767	18.8792	230,930
	04	2011	19.0278	16.5767	293,699

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	24.2060	26.7114	1,547
	05	2019	19.3645	24.2060	2,181
	05	2018	23.0862	19.3645	2,464
	05	2017	18.4346	23.0862	2,547
	05	2016	19.0036	18.4346	2,803
	05	2015	19.8473	19.0036	2,670
	05	2014	21.8364	19.8473	3,829
	05	2013	18.7791	21.8364	3,788
	05	2012	16.4973	18.7791	3,765
	05	2011	18.9462	16.4973	3,890

	06	2020	23.5708	25.9715	1,033
	06	2019	18.8844	23.5708	1,320
	06	2018	22.5478	18.8844	1,392
	06	2017	18.0316	22.5478	3,329
	06	2016	18.6167	18.0316	7,029
	06	2015	19.4731	18.6167	7,368
	06	2014	21.4576	19.4731	7,499
	06	2013	18.4816	21.4576	7,860
	06	2012	16.2610	18.4816	14,031
	06	2011	18.7035	16.2610	15,303

	07	2020	22.3803	24.6473	0
	07	2019	17.9397	22.3803	1,388

	07	2018	21.4307	17.9397	1,785
	07	2017	17.1469	21.4307	1,749
	07	2016	17.7123	17.1469	1,934
	07	2015	18.5366	17.7123	1,873
	07	2014	20.4361	18.5366	1,861
	07	2013	17.6108	20.4361	4,263
	07	2012	15.5027	17.6108	13,088
	07	2011	17.8405	15.5027	15,216

	08	2020	21.6313	23.7740	0
	08	2019	17.3745	21.6313	0
	08	2018	20.7979	17.3745	0
	08	2017	16.6744	20.7979	0
	08	2016	17.2595	16.6744	0
	08	2015	18.0998	17.2595	1,338
	08	2014	19.9954	18.0998	1,433
	08	2013	17.2663	19.9954	1,429
	08	2012	15.2308	17.2663	1,692
	08	2011	17.5634	15.2308	1,839

MFS Income Portfolio, Service Class	01	2020	18.9230	20.3068	1,499
	01	2019	17.2875	18.9230	1,695
	01	2018	17.9565	17.2875	2,478
	01	2017	17.2416	17.9565	3,660
	01	2016	16.2321	17.2416	3,857
	01	2015	16.8518	16.2321	2,727
	01	2014	16.6375	16.8518	7,164
	01	2013	16.7356	16.6375	7,640
	01	2012	15.4298	16.7356	8,733
	01	2011	15.0403	15.4298	15,532

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	18.2654	19.5617	708
	02	2019	16.7201	18.2654	763
	02	2018	17.4022	16.7201	1,360
	02	2017	16.7430	17.4022	3,932
	02	2016	15.7948	16.7430	4,202
	02	2015	16.4312	15.7948	4,884
	02	2014	16.2553	16.4312	5,087
	02	2013	16.3845	16.2553	5,129
	02	2012	15.1370	16.3845	7,268
	02	2011	14.7849	15.1370	8,155

	03	2020	18.1049	19.3800	0
	03	2019	16.5815	18.1049	0
	03	2018	17.2667	16.5815	0
	03	2017	16.6210	17.2667	0
	03	2016	15.6877	16.6210	2,926
	03	2015	16.3281	15.6877	0
	03	2014	16.1615	16.3281	0
	03	2013	16.2981	16.1615	0
	03	2012	15.0649	16.2981	0
	03	2011	14.7220	15.0649	0

	04	2020	17.6292	18.8423	2,789
	04	2019	16.1702	17.6292	2,750
	04	2018	16.8639	16.1702	2,584
	04	2017	16.2578	16.8639	4,349
	04	2016	15.3684	16.2578	4,295
	04	2015	16.0203	15.3684	664
	04	2014	15.8812	16.0203	1,620
	04	2013	16.0401	15.8812	3,194
	04	2012	14.8493	16.0401	3,198
	04	2011	14.5334	14.8493	34,627
	05	2020	17.4724	18.6651	0
	05	2019	16.0348	17.4724	0
	05	2018	16.7315	16.0348	0
	05	2017	16.1384	16.7315	0
	05	2016	15.2634	16.1384	0
	05	2015	15.9190	15.2634	0
	05	2014	15.7888	15.9190	0
	05	2013	15.9549	15.7888	0
	05	2012	14.7780	15.9549	0
	05	2011	14.4710	14.7780	0

	06	2020	17.0140	18.1481	0
	06	2019	15.6374	17.0140	0
	06	2018	16.3414	15.6374	0
	06	2017	15.7858	16.3414	0
	06	2016	14.9528	15.7858	0
	06	2015	15.6190	14.9528	0
	06	2014	15.5150	15.6190	0
	06	2013	15.7023	15.5150	0
	06	2012	14.5665	15.7023	0
	06	2011	14.2857	14.5665	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	15.3387	16.3529	0
	07	2019	14.1048	15.3387	0
	07	2018	14.7472	14.1048	0
	07	2017	14.2530	14.7472	0
	07	2016	13.5078	14.2530	0
	07	2015	14.1168	13.5078	0
	07	2014	14.0300	14.1168	0
	07	2013	14.2066	14.0300	0
	07	2012	13.1857	14.2066	0
	07	2011	12.9382	13.1857	0

	08	2020	14.8254	15.7735	0
	08	2019	13.6604	14.8254	0
	08	2018	14.3118	13.6604	0
	08	2017	13.8602	14.3118	0
	08	2016	13.1625	13.8602	0
	08	2015	13.7841	13.1625	0
	08	2014	13.7275	13.7841	0
	08	2013	13.9287	13.7275	0
	08	2012	12.9545	13.9287	0
	08	2011	12.7373	12.9545	0

MFS Total Return Series, Service Class	01	2020	14.3602	15.4673	4,137,770
	01	2019	12.1551	14.3602	4,777,811
	01	2018	13.1305	12.1551	5,495,885
	01	2017	11.9167	13.1305	6,339,396
	01	2016	11.1350	11.9167	7,628,321
	01	2015	11.3877	11.1350	8,675,823
	01	2014	10.6977	11.3877	10,219,171
	01	2013	10.0000	10.6977	12,454,046

	02	2020	14.1761	15.2384	1,524,774
	02	2019	12.0234	14.1761	1,650,550
	02	2018	13.0144	12.0234	1,980,255
	02	2017	11.8350	13.0144	2,640,475
	02	2016	11.0812	11.8350	3,240,503
	02	2015	11.3559	11.0812	3,571,016
	02	2014	10.6895	11.3559	4,140,918
	02	2013	10.0000	10.6895	5,054,506

	03	2020	14.1305	15.1817	44,015
	03	2019	11.9907	14.1305	42,679
	03	2018	12.9856	11.9907	46,000
	03	2017	11.8148	12.9856	60,342
	03	2016	11.0679	11.8148	72,755
	03	2015	11.3480	11.0679	86,298
	03	2014	10.6875	11.3480	138,140
	03	2013	10.0000	10.6875	144,928

	04	2020	13.9939	15.0123	957,880
	04	2019	11.8928	13.9939	999,216
	04	2018	12.8991	11.8928	1,086,682
	04	2017	11.7538	12.8991	1,260,814

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	11.0277	11.7538	1,335,985
	04	2015	11.3241	11.0277	1,574,204
	04	2014	10.6813	11.3241	1,747,718
	04	2013	10.0000	10.6813	2,706,718

	05	2020	13.9480	14.9552	2,374
	05	2019	11.8599	13.9480	2,378
	05	2018	12.8703	11.8599	2,382
	05	2017	11.7336	12.8703	2,386
	05	2016	11.0143	11.7336	2,390
	05	2015	11.3161	11.0143	2,394
	05	2014	10.6793	11.3161	2,296
	05	2013	10.0000	10.6793	2,312

	06	2020	13.8139	14.7892	14,645
	06	2019	11.7634	13.8139	51,582
	06	2018	12.7847	11.7634	75,814
	06	2017	11.6730	12.7847	98,352
	06	2016	10.9743	11.6730	107,289
	06	2015	11.2923	10.9743	117,821
	06	2014	10.6731	11.2923	133,744
	06	2013	10.0000	10.6731	185,897

	07	2020	13.7692	14.7339	11,381
	07	2019	11.7312	13.7692	142,285
	07	2018	12.7562	11.7312	14,474
	07	2017	11.6529	12.7562	19,491
	07	2016	10.9609	11.6529	20,619
	07	2015	11.2844	10.9609	21,841
	07	2014	10.6711	11.2844	23,073
	07	2013	10.0000	10.6711	59,853

	08	2020	13.5912	14.5140	0
	08	2019	11.6032	13.5912	0
	08	2018	12.6427	11.6032	0
	08	2017	11.5726	12.6427	0
	08	2016	10.9078	11.5726	0
	08	2015	11.2526	10.9078	0
	08	2014	10.6629	11.2526	0
	08	2013	10.0000	10.6629	0

MFS Growth Series, Service Class	01	2020	57.5267	74.4206	49.212
	01	2019	42.4514	57.5267	51,243
	01	2018	42.1493	42.4514	52,135
	01	2017	32.6907	42.1493	55,041
	01	2016	32.5304	32.6907	69,249
	01	2015	30.8254	32.5304	68,222
	01	2014	28.8381	30.8254	73,839
	01	2013	21.4819	28.8381	78,884
	01	2012	10.0000	21.4819	97,492

	02	2020	55.5269	71.6893	24,562
	02	2019	41.0578	55.5269	26,625

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	40.8480	41.0578	31,151
	02	2017	31.7450	40.8480	34,174
	02	2016	31.6537	31.7450	50,543
	02	2015	30.0558	31.6537	40,019
	02	2014	28.1754	30.0558	43,403
	02	2013	21.0310	28.1754	32,552
	02	2012	10.0000	21.0310	37,046

	03	2020	55.0391	71.0237	0
	03	2019	40.7176	55.0391	0
	03	2018	40.5300	40.7176	594
	03	2017	31.5137	40.5300	669
	03	2016	31.4390	31.5137	2,075
	03	2015	29.8761	31.4390	805
	03	2014	28.0127	29.8671	886
	03	2013	20.9202	28.0127	1,250
	03	2012	10.0000	20.9202	2,339

	04	2020	53.5928	69.0530	15,646
	04	2019	39.7074	53.5928	19,215
	04	2018	39.5845	39.7074	20,461
	04	2017	30.8250	39.5845	21,831
	04	2016	30.7991	30.8250	25,542
	04	2015	29.3041	30.7991	20,275
	04	2014	27.5268	29.3041	24,294
	04	2013	20.5888	27.5268	28,434
	04	2012	10.0000	20.5888	31,271

	05	2020	53.1165	68.4035	0
	05	2019	39.3751	53.1165	0
	05	2018	39.2737	39.3751	0
	05	2017	30.5988	39.2737	0
	05	2016	30.5888	30.5988	0
	05	2015	29.1188	30.5888	0
	05	2014	27.3668	29.1188	0
	05	2013	20.4796	27.3668	0
	05	2012	10.0000	20.4796	0

	06	2020	51.7228	66.5091	250
	06	2019	38.3992	51.7228	263
	06	2018	38.3580	38.3992	855
	06	2017	29.9301	38.3580	3,543
	06	2016	29.9662	29.9301	3,651
	06	2015	28.5699	29.9662	3,650
	06	2014	26.8921	28.5699	3,741
	06	2013	20.1552	26.8921	3,856
	06	2012	10.0000	20.1552	3,973

	07	2020	44.1497	56.7424	0
	07	2019	32.7934	44.1497	0
	07	2018	32.7748	32.7934	0
	07	2017	25.5865	32.7748	0
	07	2016	25.6305	25.5865	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	24.4487	25.6305	0
	07	2014	23.0247	24.4487	0
	07	2013	17.2655	23.0247	0
	07	2012	10.0000	17.2655	0

	08	2020	42.6723	54.7321	0
	08	2019	31.7604	42.6723	0
	08	2018	31.8072	31.7604	0
	08	2017	24.8815	31.8072	0
	08	2016	24.9753	24.8815	0
	08	2015	23.8726	24.9753	0
	08	2014	22.5282	23.8726	0
	08	2013	16.9278	22.5282	0
	08	2012	10.0000	16.9278	0

MFS Research Series, Service Class	01	2020	22.5942	25.8467	1,659,665
	01	2019	17.3240	22.5942	1,888,078
	01	2018	18.4698	17.3240	2,247,691
	01	2017	15.2580	18.4698	2,686,093
	01	2016	14.3000	15.2580	3,257,834
	01	2015	14.4630	14.3000	3,730,820
	01	2014	13.3767	14.4630	4,457,606
	01	2013	10.3037	13.3767	5,697,938
	01	2012	10.0000	10.3037	8,122,812

	02	2020	22.2711	25.4258	749,449
	02	2019	17.1104	22.2711	846,598
	02	2018	18.2789	17.1104	998,849
	02	2017	15.1307	18.2789	1,209,548
	02	2016	14.2096	15.1307	1,529,908
	02	2015	14.4009	14.2096	1,732,734
	02	2014	13.3464	14.4009	2,024,649
	02	2013	10.3013	13.3464	2,471,073
	02	2012	10.0000	10.3013	3,357,386

	03	2020	22.1911	25.3217	9,005
	03	2019	17.0576	22.1911	12,339
	03	2018	18.2317	17.0576	13,313
	03	2017	15.0991	18.2317	14,269
	03	2016	14.1871	15.0991	18,431
	03	2015	14.3855	14.1871	25,422
	03	2014	13.3388	14.3855	28,018
	03	2013	10.3007	13.3388	39,049
	03	2012	10.0000	10.3007	60,109

	04	2020	21.9518	25.0109	168,245
	04	2019	16.8991	21.9518	187,206
	04	2018	18.0897	16.8991	213,775
	04	2017	15.0042	18.0897	239,489
	04	2016	14.1196	15.0042	278,881
	04	2015	14.3389	14.1196	314,532
	04	2014	13.3161	14.3389	357,047

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2013	10.2989	13.3161	440,840
	04	2012	10.0000	10.2989	587,192

	05	2020	21.8715	24.9064	1,033
	05	2019	16.8461	21.8715	1,047
	05	2018	18.0424	16.8461	1,123
	05	2017	14.9727	18.0424	1,136
	05	2016	14.0971	14.9727	1,194
	05	2015	14.3235	14.0971	1,197
	05	2014	13.3085	14.3235	1,236
	05	2013	10.2983	13.3085	1,328
	05	2012	10.0000	10.2983	1,486

	06	2020	21.6366	24.6020	0
	06	2019	16.6900	21.6366	0
	06	2018	17.9022	16.6900	0
	06	2017	14.8786	17.9022	0
	06	2016	14.0300	14.8786	0
	06	2015	14.2771	14.0300	0
	06	2014	13.2858	14.2771	0
	06	2013	10.2965	13.2858	0
	06	2012	10.0000	10.2965	420

	07	2020	21.5584	24.5007	0
	07	2019	16.6381	21.5584	0
	07	2018	17.8555	16.6381	0
	07	2017	14.8473	17.8555	0
	07	2016	14.0076	14.8473	0
	07	2015	14.2617	14.0076	0
	07	2014	13.2782	14.2617	0
	07	2013	10.2959	13.2782	0
	07	2012	10.0000	10.2959	140

	08	2020	21.2477	24.0985	0
	08	2019	16.4315	21.2477	0
	08	2018	17.6699	16.4315	0
	08	2017	14.7227	17.6699	0
	08	2016	13.9186	14.7227	0
	08	2015	14.2001	13.9186	0
	08	2014	13.2479	14.2001	0
	08	2013	10.2935	13.2479	0
	08	2012	10.0000	10.2935	0

MFS Utilities Series, Service Class	01	2020	12.6994	13.1920	841,555
	01	2019	10.3459	12.6994	971,965
	01	2018	10.4354	10.3459	1,197,222
	01	2017	9.2665	10.4354	1,413,254
	01	2016	8.4702	9.2665	1,687,279
	01	2015	10.1034	8.4702	2,001,605
	01	2014	10.0000	10.1034	2,115,203

	02	2020	12.5617	13.0227	313,025
	02	2019	10.2542	12.5617	331,857

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	10.3637	10.2542	376,445
	02	2017	9.2213	10.3637	473,482
	02	2016	8.4461	9.2213	595,374
	02	2015	10.0952	8.4461	707,901
	02	2014	10.0000	10.0952	726,029

	03	2020	12.5274	12.9806	3,556
	03	2019	10.2314	12.5274	3,466
	03	2018	10.3459	10.2314	7,215
	03	2017	9.2101	10.3459	7,973
	03	2016	8.4401	9.2101	8,943
	03	2015	10.0932	8.4401	9,935
	03	2014	10.0000	10.0932	8,183

	04	2020	12.4250	12.8550	202,961
	04	2019	10.1630	12.4250	211,600
	04	2018	10.2924	10.1630	266,142
	04	2017	9.1763	10.2924	332,290
	04	2016	8.4220	9.1763	407,119
	04	2015	10.0870	8.4220	474,256
	04	2014	10.0000	10.0870	487,474

	05	2020	12.3904	12.8125	1,009
	05	2019	10.1400	12.3904	924
	05	2018	10.2745	10.1400	937
	05	2017	9.1651	10.2745	997
	05	2016	8.4160	9.1651	994
	05	2015	10.0850	8.4160	1,022
	05	2014	10.0000	10.0850	882

	06	2020	12.2896	12.6892	19,686
	06	2019	10.0725	12.2896	19,915
	06	2018	10.2214	10.0725	19,938
	06	2017	9.1314	10.2214	20,039
	06	2016	8.3980	9.1314	20,888
	06	2015	10.0788	8.3980	20,969
	06	2014	10.0000	10.0788	28,913

	07	2020	12.2559	12.6481	0
	07	2019	10.0500	12.2559	0
	07	2018	10.2037	10.0500	0
	07	2017	9.1202	10.2037	0
	07	2016	8.3920	9.1202	0
	07	2015	10.0768	8.3920	0
	07	2014	10.0000	10.0768	0

	08	2020	12.1218	12.4842	0
	08	2019	9.9602	12.1218	0
	08	2018	10.1332	9.9602	0
	08	2017	9.0756	10.1332	0
	08	2016	8.3680	9.0756	0
	08	2015	10.0686	8.3680	0
	08	2014	10.0000	10.0686	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

MFS Value Series, Initial Class	01	2020	21.4468	21.8258	1,497,682
	01	2019	16.7991	21.4468	1,680,173
	01	2018	18.9980	16.7991	2,003,464
	01	2017	16.4172	18.9980	2,320,043
	01	2016	14.6312	16.4172	2,820,409
	01	2015	14.9870	14.6312	3,479,712
	01	2014	13.7892	14.9870	3,947,397
	01	2013	10.3176	13.7892	4,875,148
	01	2012	10.0000	10.3176	6,192,151

	02	2020	21.1400	21.4704	1,237,408
	02	2019	16.5920	21.1400	1,327,897
	02	2018	18.8018	16.5920	1,622,846
	02	2017	16.2802	18.8018	1,846,759
	02	2016	14.5387	16.2802	2,240,953
	02	2015	14.9226	14.5387	2,778,654
	02	2014	13.7579	14.9226	3,229,891
	02	2013	10.3152	13.7579	3,945,107
	02	2012	10.0000	10.3152	5,130,877

	03	2020	21.0640	21.3824	51,358
	03	2019	16.5407	21.0640	50,953
	03	2018	18.7531	16.5407	62,113
	03	2017	16.2463	18.7531	69,458
	03	2016	14.5157	16.2463	80,411
	03	2015	14.9066	14.5157	117,397
	03	2014	13.7501	14.9066	125,106
	03	2013	10.3146	13.7501	141,498
	03	2012	10.0000	10.3146	164,675

	04	2020	20.8370	21.1199	406,375
	04	2019	16.3871	20.8370	423,235
	04	2018	18.6071	16.3871	486,621
	04	2017	16.1441	18.6071	537,081
	04	2016	14.4466	16.1441	583,214
	04	2015	14.8584	14.4466	692,115
	04	2014	13.7267	14.8584	805,483
	04	2013	10.3128	13.7267	1,058,476
	04	2012	10.0000	10.3128	1,400,269

	05	2020	20.7607	21.0317	5,501
	05	2019	16.3357	20.7607	6,420
	05	2018	18.5585	16.3357	7,708
	05	2017	16.1103	18.5585	8,605
	05	2016	14.4236	16.1103	9,174
	05	2015	14.8423	14.4236	14,926
	05	2014	13.7188	14.8423	17,986
	05	2013	10.3122	13.7188	18,866
	05	2012	10.0000	10.3122	22,768

	06	2020	20.5377	20.7746	18,773
	06	2019	16.1843	20.5377	23,491
	06	2018	18.4142	16.1843	25,538

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2017	16.0090	18.4142	29,751
	06	2016	14.3549	16.0090	36,778
	06	2015	14.7943	14.3549	41,222
	06	2014	13.6954	14.7943	53,780
	06	2013	10.3104	13.6954	79,680
	06	2012	10.0000	10.3104	128,273

	07	2020	20.4636	20.6892	0
	07	2019	16.1340	20.4636	405
	07	2018	18.3663	16.1340	1,752
	07	2017	15.9754	18.3663	2,169
	07	2016	14.3321	15.9754	3,102
	07	2015	14.7784	14.3321	4,087
	07	2014	13.6877	14.7784	4,704
	07	2013	10.3098	13.6877	34,791
	07	2012	10.0000	10.3098	79,999

	08	2020	20.1686	20.3494	0
	08	2019	15.9337	20.1686	118
	08	2018	18.1754	15.9337	132
	08	2017	15.8414	18.1754	203
	08	2016	14.2410	15.8414	241
	08	2015	14.7145	14.2410	292
	08	2014	13.6565	14.7145	331
	08	2013	10.3073	13.6565	1,462
	08	2012	10.0000	10.3073	7,544

MFS Value Series, Service Class	01	2020	21.0674	21.3871	1,142,990
	01	2019	16.5396	21.0674	1,209,301
	01	2018	18.7609	16.5396	1,499,108
	01	2017	16.2542	18.7609	1,678,111
	01	2016	14.5258	16.2542	1,903,442
	01	2015	14.9087	14.5258	2,228,621
	01	2014	13.7554	14.9087	2,644,781
	01	2013	10.3145	13.7554	262,776
	01	2012	10.0000	10.3145	352,368

	02	2020	20.7661	21.0389	468,918
	02	2019	16.3358	20.7661	499,468
	02	2018	18.5671	16.3358	603,534
	02	2017	16.1186	18.5671	685,155
	02	2016	14.4340	16.1186	799,960
	02	2015	14.8446	14.4340	920,211
	02	2014	13.7243	14.8446	1,095,526
	02	2013	10.3121	13.7243	67,024
	02	2012	10.0000	10.3121	88,845

	03	2020	20.6915	20.9528	8,369
	03	2019	16.2853	20.6915	8,126
	03	2018	18.5191	16.2853	9,928
	03	2017	16.0850	18.5191	50,498
	03	2016	14.4112	16.0850	52,544

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	14.8288	14.4112	57,925
	03	2014	13.7165	14.8288	59,534
	03	2013	10.3115	13.7165	921
	03	2012	10.0000	10.3115	1,126

	04	2020	20.4684	20.6955	165,203
	04	2019	16.1340	20.4684	175,798
	04	2018	18.3749	16.1340	216,757
	04	2017	15.9839	18.3749	231,053
	04	2016	14.3425	15.9839	308,552
	04	2015	14.7808	14.3425	311,504
	04	2014	13.6931	14.7808	399,045
	04	2013	10.3097	13.6931	29,734
	04	2012	10.0000	10.3097	45,989

	05	2020	20.3936	20.6090	1,381
	05	2019	16.0834	20.3936	1,244
	05	2018	18.3269	16.0834	1,304
	05	2017	15.9503	18.3269	1,247
	05	2016	14.3198	15.9503	1,251
	05	2015	14.7648	14.3198	2,684
	05	2014	13.6853	14.7648	2,705
	05	2013	10.3091	13.6853	0
	05	2012	10.0000	10.3091	0

	06	2020	20.1745	20.3571	1,446
	06	2019	15.9343	20.1745	1,447
	06	2018	18.1844	15.9343	6,064
	06	2017	15.8500	18.1844	6,529
	06	2016	14.2515	15.8500	8,519
	06	2015	14.7170	14.2515	9,241
	06	2014	13.6620	14.7170	18,663
	06	2013	10.3073	13.6620	0
	06	2012	10.0000	10.3073	0

	07	2020	20.1016	20.2733	0
	07	2019	15.8848	20.1016	1,541
	07	2018	18.1371	15.8848	1,513
	07	2017	15.8167	18.1371	1,493
	07	2016	14.2289	15.8167	1,641
	07	2015	14.7012	14.2289	1,818
	07	2014	13.6542	14.7012	1,868
	07	2013	10.3067	13.6542	0
	07	2012	10.0000	10.3067	0

	08	2020	19.8119	19.9405	0
	08	2019	15.6877	19.8119	0
	08	2018	17.9485	15.6877	0
	08	2017	15.6841	17.9485	0
	08	2016	14.1384	15.6841	0
	08	2015	14.6377	14.1384	1,621
	08	2014	13.6231	14.6377	1,816

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2013	10.3042	13.6231	0
	08	2012	10.0000	10.3042	0

MFS Blended Research Small Cap Equity Portfolio, Service Class	01	2020	22.4883	22.5906	719,304
	01	2019	18.0952	22.4883	757,400
	01	2018	19.4404	18.0952	884,613
	01	2017	17.2324	19.4404	1,070,922
	01	2016	14.5305	17.2324	1,237,362
	01	2015	15.4509	14.5305	1,615,164
	01	2014	14.6771	15.4509	1,869,283
	01	2013	10.2683	14.6771	2,248,378
	01	2012	9.1276	10.2683	3,266,393
	01	2011	9.7786	9.1276	3,928,708

	02	2020	21.9100	21.9655	492,555
	02	2019	17.6652	21.9100	508,323
	02	2018	19.0168	17.6652	599,490
	02	2017	16.8907	19.0168	718,114
	02	2016	14.2714	16.8907	824,381
	02	2015	15.2064	14.2714	1,048,348
	02	2014	14.4743	15.2064	1,179,457
	02	2013	10.1471	14.4743	1,394,985
	02	2012	9.0383	10.1471	1,978,492
	02	2011	9.7027	9.0383	2,342,522

	03	2020	21.7681	21.8122	11,445
	03	2019	17.5596	21.7681	10,909
	03	2018	18.9126	17.5596	11,683
	03	2017	16.8067	18.9126	12,870
	03	2016	14.2076	16.8067	13.573
	03	2015	15.1461	14.2076	19,685
	03	2014	14.4242	15.1461	22,588
	03	2013	10.1171	14.4242	20,454
	03	2012	9.0162	10.1171	32,881
	03	2011	9.6838	9.0162	37,955

	04	2020	21.3453	21.3563	91,730
	04	2019	17.2445	21.3453	95,478
	04	2018	18.6015	17.2445	115,810
	04	2017	16.5552	18.6015	131,183
	04	2016	14.0165	16.5552	144,282
	04	2015	14.9652	14.0165	184,743
	04	2014	14.2739	14.9652	198,913
	04	2013	10.0270	14.2739	237,060
	04	2012	8.9497	10.0270	319,274
	04	2011	9.6271	8.9497	378,716

	05	2020	21.2052	21.2050	0
	05	2019	17.1403	21.2052	0
	05	2018	18.4988	17.1403	0
	05	2017	16.4723	18.4988	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	13.9534	16.4723	0
	05	2015	14.9055	13.9534	0
	05	2014	14.2242	14.9055	0
	05	2013	9.9972	14.2242	0
	05	2012	8.9277	9.9972	0
	05	2011	9.6083	8.9277	0

	06	2020	20.7943	20.7630	292
	06	2019	16.8333	20.7943	2,149
	06	2018	18.1948	16.8333	2,314
	06	2017	16.2258	18.1948	2,320
	06	2016	13.7657	16.2258	3,391
	06	2015	14.7276	13.7657	3,331
	06	2014	14.0759	14.7276	1,122
	06	2013	9.9081	14.0759	3,951
	06	2012	8.8618	9.9081	6,041
	06	2011	9.5520	8.8618	3,223

	07	2020	20.6588	20.6172	0
	07	2019	16.7320	20.6588	0
	07	2018	18.0944	16.7320	0
	07	2017	16.1445	18.0944	0
	07	2016	13.7037	16.1445	0
	07	2015	14.6687	13.7037	0
	07	2014	14.0269	14.6687	0
	07	2013	9.8787	14.0269	1,377
	07	2012	8.8400	9.8787	1,708
	07	2011	9.5334	8.8400	1,709

	08	2020	20.1239	20.0426	0
	08	2019	16.3319	20.1239	0
	08	2018	17.6978	16.3319	0
	08	2017	15.8227	17.6978	0
	08	2016	13.4581	15.8227	0
	08	2015	14.4353	13.4581	0
	08	2014	13.8320	14.4353	0
	08	2013	9.7613	13.8320	0
	08	2012	8.7530	9.7613	0
	08	2011	9.4589	8.7530	0

MFS Conservative Allocation Portfolio, Service Class	01	2020	17.6567	19.4599	5,607,519
	01	2019	15.4126	17.6567	6,285,606
	01	2018	16.1440	15.4126	7,035,162
	01	2017	14.7555	16.1440	8,208,127
	01	2016	14.3258	14.7555	9,680,914
	01	2015	14.6376	14.3258	11,280,296
	01	2014	14.2543	14.6376	13,353,391
	01	2013	13.2340	14.2543	16,820,453
	01	2012	12.3783	13.2340	20,332,031
	01	2011	12.5068	12.3783	22,141,422

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	17.2600	18.9845	976,174
	02	2019	15.0965	17.2600	1,056,438
	02	2018	15.8448	15.0965	1,241,578
	02	2017	14.5112	15.8448	1,550,925
	02	2016	14.1173	14.5112	1,833,173
	02	2015	14.4540	14.1173	2,135,852
	02	2014	14.1042	14.4540	2,325,035
	02	2013	13.1213	14.1042	2,648,659
	02	2012	12.2980	13.1213	3,428,152
	02	2011	12.4509	12.2980	3,683,089

	03	2020	17.1623	18.8676	16,786
	03	2019	15.0186	17.1623	18,781
	03	2018	15.7711	15.0186	19,784
	03	2017	14.4509	15.7711	24,214
	03	2016	14.0658	14.4509	24,461
	03	2015	14.4086	14.0658	45,576
	03	2014	14.0670	14.4086	48,463
	03	2013	13.0934	14.0670	57,258
	03	2012	12.2781	13.0934	64,493
	03	2011	12.4371	12.2781	90,110

	04	2020	16.8713	18.5197	1,162,834
	04	2019	14.7862	16.8713	1,198,487
	04	2018	15.5506	14.7862	1,320,127
	04	2017	14.2704	15.5506	1,507,075
	04	2016	13.9114	14.2704	1,684,730
	04	2015	14.2723	13.9114	1,839,457
	04	2014	13.9553	14.2723	2,144,314
	04	2013	13.0093	13.9553	2,695,304
	04	2012	12.2181	13.0093	3,467,877
	04	2011	12.3952	12.2181	4,291,079

	05	2020	16.7746	18.4038	9,259
	05	2019	14.7091	16.7746	11,104
	05	2018	15.4776	14.7091	11,104
	05	2017	14.2108	15.4776	11,104
	05	2016	13.8604	14.2108	11,104
	05	2015	14.2272	13.8604	6,549
	05	2014	13.9183	14.2272	6,549
	05	2013	12.9815	13.9183	3,438
	05	2012	12.1982	12.9815	0
	05	2011	12.3814	12.1982	0

	06	2020	16.4907	18.0654	0
	06	2019	14.4818	16.4907	0
	06	2018	15.2614	14.4818	0
	06	2017	14.0333	15.2614	0
	06	2016	13.7082	14.0333	0
	06	2015	14.0926	13.7082	0
	06	2014	13.8078	14.0926	38,542
	06	2013	12.8982	13.8078	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2012	12.1386	12.8982	0
	06	2011	12.3397	12.1386	0

	07	2020	16.3969	17.9535	0
	07	2019	14.4067	16.3969	0
	07	2018	15.1899	14.4067	0
	07	2017	13.9746	15.1899	0
	07	2016	13.6578	13.9746	0
	07	2015	14.0480	13.6578	0
	07	2014	13.7711	14.0480	0
	07	2013	12.8705	13.7711	0
	07	2012	12.1188	12.8705	923
	07	2011	12.3259	12.1188	1,126

	08	2020	16.0259	17.5116	0
	08	2019	14.1093	16.0259	0
	08	2018	14.9067	14.1093	0
	08	2017	13.7419	14.9067	0
	08	2016	13.4580	13.7419	0
	08	2015	13.8708	13.4580	0
	08	2014	13.6253	13.8708	0
	08	2013	12.7603	13.6253	0
	08	2012	12.0398	12.7603	0
	08	2011	12.2706	12.0398	0

MFS Global Real Estate Portfolio, Initial Class	01	2020	33.4077	33.3443	7,849
	01	2019	26.7717	33.4077	8,613
	01	2018	28.0733	26.7717	9,442
	01	2017	25.1844	28.0733	15,790
	01	2016	23.7233	25.1844	17,609
	01	2015	23.9430	23.7233	14,850
	01	2014	21.0556	23.9430	18,546
	01	2013	20.3922	21.0556	22,894
	01	2012	15.9465	20.3922	16,277
	01	2011	17.5457	15.9465	19,001

	02	2020	32.2463	32.1204	4,520
	02	2019	25.8929	32.2463	5,588
	02	2018	27.2065	25.8929	7,554
	02	2017	24.4558	27.2065	8,415
	02	2016	23.0839	24.4558	11,397
	02	2015	23.3452	23.0839	12,310
	02	2014	20.5717	23.3452	11,706
	02	2013	19.9642	20.5717	15,843
	02	2012	15.6438	19.9642	18,135
	02	2011	17.2476	15.6438	28,235

	03	2020	31.9630	31.8221	2,188
	03	2019	25.6783	31.9630	2,336
	03	2018	26.9946	25.6783	3,296
	03	2017	24.2776	26.9946	3,686
	03	2016	22.9273	24.2776	3,837

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	23.1986	22.9273	4,292
	03	2014	20.4529	23.1986	4,470
	03	2013	19.8589	20.4529	5,022
	03	2012	15.5692	19.8589	1,586
	03	2011	17.1742	15.5692	2,171

	04	2020	31.1231	30.9391	6,024
	04	2019	25.0412	31.1231	6,928
	04	2018	26.3649	25.0412	8,834
	04	2017	23.7470	26.3649	9,777
	04	2016	22.4606	23.7470	11,637
	04	2015	22.7613	22.4606	23,980
	04	2014	20.0981	22.7613	24,964
	04	2013	19.5444	20.0981	28,963
	04	2012	15.3462	19.5444	40,199
	04	2011	16.9541	15.3462	52,042

	05	2020	30.8464	30.6480	90
	05	2019	24.8315	30.8464	81
	05	2018	26.1578	24.8315	84
	05	2017	23.5727	26.1578	88
	05	2016	22.3072	23.5727	88
	05	2015	22.6173	22.3072	980
	05	2014	19.9812	22.6173	969
	05	2013	19.4406	19.9812	1,293
	05	2012	15.2726	19.4406	1,078
	05	2011	16.8814	15.2726	1,253

	06	2020	30.0370	29.7991	545
	06	2019	24.2161	30.0370	545
	06	2018	25.5479	24.2161	545
	06	2017	23.0576	25.5479	564
	06	2016	21.8531	23.0576	568
	06	2015	22.1909	21.8531	992
	06	2014	19.6346	22.1909	1,022
	06	2013	19.1327	19.6346	1,574
	06	2012	15.0539	19.1327	2,803
	06	2011	16.6651	15.0539	3,531

	07	2020	27.1080	26.8797	0
	07	2019	21.8657	27.1080	0
	07	2018	23.0799	21.8657	0
	07	2017	20.8407	23.0799	0
	07	2016	19.7622	20.8407	140
	07	2015	20.0779	19.7622	227
	07	2014	17.7741	20.0779	271
	07	2013	17.3286	17.7741	1,725
	07	2012	13.6414	17.3286	9,202
	07	2011	15.1091	13.6414	11,699

	08	2020	26.2007	25.9273	0
	08	2019	21.1768	26.2007	0
	08	2018	22.3984	21.1768	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2017	20.2663	22.3984	0
	08	2016	19.2569	20.2663	0
	08	2015	19.6047	19.2569	0
	08	2014	17.3907	19.6047	0
	08	2013	16.9896	17.3907	0
	08	2012	13.4020	16.9896	1,120
	08	2011	14.8744	13.4020	1,684

MFS Global Real Estate Portfolio, Service Class	01	2020	22.6281	22.5097	580,650
	01	2019	18.1617	22.6281	616,044
	01	2018	19.1043	18.1617	728,799
	01	2017	17.1785	19.1043	916,519
	01	2016	16.2173	17.1785	1,073,733
	01	2015	16.4123	16.2173	1,239,351
	01	2014	14.4720	16.4123	1,427,972
	01	2013	14.0455	14.4720	1,855,417
	01	2012	11.0232	14.0455	1,854,663
	01	2011	12.1482	11.0232	2,509,683

	02	2020	21.9079	21.7496	458,997
	02	2019	17.6190	21.9079	471,267
	02	2018	18.5708	17.6190	556,130
	02	2017	16.7323	18.5708	687,357
	02	2016	15.8283	16.7323	803,072
	02	2015	16.0513	15.8283	910,138
	02	2014	14.1824	16.0513	1,046,018
	02	2013	13.7926	14.1824	1,322,883
	02	2012	10.8468	13.7926	1,376,418
	02	2011	11.9782	10.8468	1,863,559

	03	2020	21.7319	21.5639	12,790
	03	2019	17.4862	21.7319	12,124
	03	2018	18.4402	17.4862	14,661
	03	2017	16.6230	18.4402	18,894
	03	2016	15.7328	16.6230	21,146
	03	2015	15.9626	15.7328	25,595
	03	2014	14.1112	15.9626	28,689
	03	2013	13.7303	14.1112	34,303
	03	2012	10.8034	13.7303	35,776
	03	2011	11.9363	10.8034	46,962

	04	2020	21.2094	21.0136	145,638
	04	2019	17.0915	21.2094	151,229
	04	2018	18.0513	17.0915	166,519
	04	2017	16.2970	18.0513	190,121
	04	2016	15.4480	16.2970	212,128
	04	2015	15.6976	15.4480	236,201
	04	2014	13.8983	15.6976	277,555
	04	2013	13.5438	13.8983	365,256
	04	2012	10.6730	13.5438	365,708
	04	2011	11.8104	10.6730	486,267

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	21.0369	20.8318	2,121
	05	2019	16.9613	21.0369	2,513
	05	2018	17.9232	16.9613	2,946
	05	2017	16.1897	17.9232	3,549
	05	2016	15.3541	16.1897	3,522
	05	2015	15.6102	15.3541	3,879
	05	2014	13.8279	15.6102	5,197
	05	2013	13.4822	13.8279	8,011
	05	2012	10.6299	13.4822	5,447
	05	2011	11.7687	10.6299	7,055

	06	2020	20.5318	20.3013	3,858
	06	2019	16.5789	20.5318	5,698
	06	2018	17.5454	16.5789	6,013
	06	2017	15.8722	17.5454	8,481
	06	2016	15.0761	15.8722	10,459
	06	2015	15.3511	15.0761	11,186
	06	2014	13.6192	15.3511	11,828
	06	2013	13.2991	13.6192	20,452
	06	2012	10.5017	13.2991	27,917
	06	2011	11.6445	10.5017	35,464

	07	2020	20.3659	20.1270	0
	07	2019	16.4531	20.3659	121
	07	2018	17.4212	16.4531	659
	07	2017	15.7678	17.4212	884
	07	2016	14.9845	15.7678	1,002
	07	2015	15.2656	14.9845	1,148
	07	2014	13.5504	15.2656	1,271
	07	2013	13.2386	13.5504	8,274
	07	2012	10.4593	13.2386	8,314
	07	2011	11.6034	10.4593	21,007

	08	2020	19.7135	19.4427	0
	08	2019	15.9585	19.7135	0
	08	2018	16.9319	15.9585	0
	08	2017	15.3561	16.9319	25
	08	2016	14.6231	15.3561	32
	08	2015	14.9280	14.6231	40
	08	2014	13.2778	14.9280	46
	08	2013	12.9989	13.2778	311
	08	2012	10.2911	12.9989	456
	08	2011	11.4402	10.2911	537

MFS Growth Allocation Portfolio, Service Class	01	2020	26.0939	29.6308	3,769,065
	01	2019	20.9455	26.0939	4,238,453
	01	2018	22.5281	20.9455	4,915,161
	01	2017	19.1649	22.5281	5,870,011
	01	2016	18.2220	19.1649	6,814,451
	01	2015	18.4727	18.2220	7,685,952
	01	2014	17.8821	18.4727	9,120,805
	01	2013	14.8569	17.8821	11,875,464
	01	2012	13.4409	14.8569	12,957,243
	01	2011	14.2208	13.4409	14,479,438

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	25.5075	28.9068	1,280,983
	02	2019	20.5160	25.5075	1,471,315
	02	2018	22.1106	20.5160	1,683,710
	02	2017	18.8475	22.1106	2,016,069
	02	2016	17.9568	18.8475	2,272,245
	02	2015	18.2410	17.9568	2,625,032
	02	2014	17.6938	18.2410	3,074,682
	02	2013	14.7303	17.6938	3,896,683
	02	2012	13.3538	14.7303	4,352,916
	02	2011	14.1574	13.3538	4,484,128

	03	2020	25.3633	28.7288	49,512
	03	2019	20.4102	25.3633	49,842
	03	2018	22.0078	20.4102	50,465
	03	2017	18.7692	22.0078	51,368
	03	2016	17.8913	18.7692	58,522
	03	2015	18.1837	17.8913	47,603
	03	2014	17.6471	18.1837	5,880
	03	2013	14.6990	17.6471	5,910
	03	2012	13.3321	14.6990	12,222
	03	2011	14.1416	13.3321	12,306

	04	2020	24.9332	28.1990	400,877
	04	2019	20.0943	24.9332	447,318
	04	2018	21.7001	20.0943	532,252
	04	2017	18.5348	21.7001	566,040
	04	2016	17.6949	18.5348	649,712
	04	2015	18.0117	17.6949	748,131
	04	2014	17.5070	18.0117	853,965
	04	2013	14.6046	17.5070	1,435,543
	04	2012	13.2670	14.6046	1,553,709
	04	2011	14.0940	13.2670	1,706,806

	05	2020	24.7902	28.0226	0
	05	2019	19.9895	24.7902	0
	05	2018	21.5982	19.9895	0
	05	2017	18.4573	21.5982	0
	05	2016	17.6299	18.4573	0
	05	2015	17.9547	17.6299	0
	05	2014	17.4606	17.9547	0
	05	2013	14.5733	17.4606	0
	05	2012	13.2454	14.5733	0
	05	2011	14.0782	13.2454	0

	06	2020	24.3707	27.5073	2,643
	06	2019	19.6806	24.3707	2,645
	06	2018	21.2965	19.6806	2,647
	06	2017	18.2267	21.2965	2,649
	06	2016	17.4364	18.2267	2,652
	06	2015	17.7849	17.4364	2,654
	06	2014	17.3220	17.7849	2,657
	06	2013	14.4798	17.3220	2,659
	06	2012	13.1806	14.4798	0
	06	2011	14.0309	13.1806	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	24.2321	27.3370	2,899
	07	2019	19.5785	24.2321	2,901
	07	2018	21.1967	19.5785	2,903
	07	2017	18.1502	21.1967	2,905
	07	2016	17.3724	18.1502	2,908
	07	2015	17.7286	17.3724	2,911
	07	2014	17.2760	17.7286	9,055
	07	2013	14.4488	17.2760	9,131
	07	2012	13.1592	14.4488	9,454
	07	2011	14.0152	13.1592	9,824

	08	2020	23.6838	26.6642	0
	08	2019	19.1744	23.6838	0
	08	2018	20.8017	19.1744	0
	08	2017	17.8483	20.8017	0
	08	2016	17.1182	17.8483	0
	08	2015	17.5050	17.1182	0
	08	2014	17.0931	17.5050	0
	08	2013	14.3250	17.0931	0
	08	2012	13.0733	14.3250	0
	08	2011	13.9523	13.0733	0

MFS Inflation-Adjusted Bond Portfolio, Service Class	01	2020	12.3037	13.6992	1,568,572
	01	2019	11.5774	12.3037	1,743,089
	01	2018	12.3529	11.5774	1,904,353
	01	2017	11.6301	12.3529	2,123,298
	01	2016	11.5502	11.6301	2,216,973
	01	2015	12.3967	11.5502	2,366,133
	01	2014	12.1863	12.3967	2,794,196
	01	2013	13.0821	12.1863	3,729,510
	01	2012	12.3837	13.0821	4,613,615
	01	2011	11.2702	12.3837	4,639,072

	02	2020	12.0272	13.3645	294,003
	02	2019	11.3399	12.0272	301,319
	02	2018	12.1239	11.3399	429,169
	02	2017	11.4374	12.1239	486,752
	02	2016	11.3820	11.4374	511,769
	02	2015	12.2411	11.3820	511,075
	02	2014	12.0580	12.2411	598,761
	02	2013	12.9707	12.0580	862,388
	02	2012	12.3034	12.9707	1,061,812
	02	2011	11.2198	12.3034	1,001,310

	03	2020	11.9592	13.2822	19,709
	03	2019	11.2815	11.9592	20,906
	03	2018	12.0675	11.2815	20,688
	03	2017	11.3899	12.0675	21,723
	03	2016	11.3405	11.3899	23,557
	03	2015	12.2027	11.3405	23,335
	03	2014	12.0262	12.2027	23,980
	03	2013	12.9431	12.0262	19,562
	03	2012	12.2835	12.9431	19,370
	03	2011	11.2073	12.2835	18,852

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	11.7564	13.0373	294,521
	04	2019	11.1069	11.7564	325,611
	04	2018	11.8988	11.1069	338,150
	04	2017	11.2477	11.8988	366,496
	04	2016	11.2160	11.2477	377,456
	04	2015	12.0873	11.2160	388,886
	04	2014	11.9307	12.0873	454,150
	04	2013	12.8601	11.9307	611,227
	04	2012	12.2235	12.8601	660,848
	04	2011	11.1697	12.2235	645,980

	05	2020	11.6889	12.9557	0
	05	2019	11.0489	11.6889	0
	05	2018	11.8429	11.0489	0
	05	2017	11.2006	11.8429	0
	05	2016	11.1749	11.2006	0
	05	2015	12.0490	11.1749	0
	05	2014	11.8991	12.0490	0
	05	2013	12.8325	11.8991	0
	05	2012	12.2036	12.8325	0
	05	2011	11.1571	12.2036	0

	06	2020	11.4911	12.7178	799
	06	2019	10.8782	11.4911	800
	06	2018	11.6775	10.8782	916
	06	2017	11.0607	11.6775	1,143
	06	2016	11.0522	11.0607	3,432
	06	2015	11.9351	11.0522	4,172
	06	2014	11.8046	11.9351	4,064
	06	2013	12.7502	11.8046	3,977
	06	2012	12.1440	12.7502	23,370
	06	2011	11.1196	12.1440	23,637

	07	2020	11.4258	12.6388	0
	07	2019	10.8218	11.4258	0
	07	2018	11.6228	10.8218	0
	07	2017	11.0145	11.6228	0
	07	2016	11.0116	11.0145	0
	07	2015	11.8973	11.0116	0
	07	2014	11.7733	11.8973	0
	07	2013	12.7228	11.7733	7,099
	07	2012	12.1242	12.7228	7,255
	07	2011	11.1071	12.1242	6,273

	08	2020	11.1672	12.3276	0
	08	2019	10.5983	11.1672	0
	08	2018	11.4061	10.5983	0
	08	2017	10.8310	11.4061	0
	08	2016	10.8504	10.8310	0
	08	2015	11.7472	10.8504	0
	08	2014	11.6486	11.7472	0
	08	2013	12.6139	11.6486	0
	08	2012	12.0451	12.6139	0
	08	2011	11.0573	12.0451	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

MFS Limited Maturity Portfolio, Initial Class	01	2020	10.4025	10.6749	4,986,551
	01	2019	10.0549	10.4025	5,416,454
	01	2018	10.0953	10.0549	5,812,606
	01	2017	10.0893	10.0953	7,192,926
	01	2016	10.0886	10.0893	7,850,411
	01	2015	10.2091	10.0886	8,543,187
	01	2014	10.2977	10.2091	9,842,579
	01	2013	10.3965	10.2977	11,044,265
	01	2012	10.3398	10.3965	11,261,979
	01	2011	10.4578	10.3398	12,875,352

	02	2020	10.1560	10.4010	4,138,096
	02	2019	9.8364	10.1560	4,476,188
	02	2018	9.8957	9.8364	4,827,493
	02	2017	9.9098	9.8957	5,804,557
	02	2016	9.9293	9.9098	6,272,072
	02	2015	10.0684	9.9293	6,723,004
	02	2014	10.1765	10.0684	7,902,089
	02	2013	10.2950	10.1765	8,684,927
	02	2012	10.2599	10.2950	9,046,353
	02	2011	10.3981	10.2599	9,892,447

	03	2020	10.0955	10.3338	147,224
	03	2019	9.7826	10.0955	153,327
	03	2018	9.8467	9.7826	163,296
	03	2017	9.8656	9.8467	201,256
	03	2016	9.8900	9.8656	219,525
	03	2015	10.0336	9.8900	268,975
	03	2014	10.1465	10.0336	300,773
	03	2013	10.2699	10.1465	319,895
	03	2012	10.2401	10.2699	332,434
	03	2011	10.3833	10.2401	390,076

	04	2020	9.9149	10.1337	1,102,469
	04	2019	9.6222	9.9149	1,166,207
	04	2018	9.6999	9.6222	1,186,051
	04	2017	9.7332	9.6999	1,429,173
	04	2016	9.7722	9.7332	1,463,726
	04	2015	9.9294	9.7722	1,582,195
	04	2014	10.0565	9.9294	1,873,348
	04	2013	10.1944	10.0565	2,249,177
	04	2012	10.1805	10.1944	2,293,181
	04	2011	10.3386	10.1805	2,571,191

	05	2020	9.8549	10.0671	20,841
	05	2019	9.5689	9.8549	22,869
	05	2018	9.6512	9.5689	23,629
	05	2017	9.6894	9.6512	27,717
	05	2016	9.7333	9.6894	26,314
	05	2015	9.8948	9.7333	28,287
	05	2014	10.0266	9.8948	34,360
	05	2013	10.1694	10.0266	32,071
	05	2012	10.1606	10.1694	30,306
	05	2011	10.3238	10.1606	35,337

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	06	2020	9.6791	9.8727	48,690
	06	2019	9.4122	9.6791	51,960
	06	2018	9.5075	9.4122	55,026
	06	2017	9.5594	9.5075	68,048
	06	2016	9.6174	9.5594	82,093
	06	2015	9.7920	9.6174	80,854
	06	2014	9.9377	9.7920	102,812
	06	2013	10.0946	9.9377	159,964
	06	2012	10.1015	10.0946	205,155
	06	2011	10.2794	10.1015	224,580

	07	2020	9.6210	9.8085	0
	07	2019	9.3605	9.6210	1,684
	07	2018	9.4600	9.3605	5,495
	07	2017	9.5164	9.4600	7,148
	07	2016	9.5791	9.5164	7,503
	07	2015	9.7580	9.5791	8,729
	07	2014	9.9082	9.7580	10,033
	07	2013	10.0698	9.9082	77,310
	07	2012	10.0819	10.0698	82,179
	07	2011	10.2646	10.0819	115,810

	08	2020	9.3915	9.5550	0
	08	2019	9.1557	9.3915	3,147
	08	2018	9.2719	9.1557	3,083
	08	2017	9.3462	9.2719	3,428
	08	2016	9.4270	9.3462	3,393
	08	2015	9.6228	9.4270	3,384
	08	2014	9.7910	9.6228	3,691
	08	2013	9.9710	9.7910	6,224
	08	2012	10.0036	9.9710	6,519
	08	2011	10.2057	10.0036	6,287

MFS Limited Maturity Portfolio, Service Class	01	2020	10.0884	10.3337	2,675,243
	01	2019	9.7784	10.0884	2,814,771
	01	2018	9.8457	9.7784	2,831,745
	01	2017	9.8672	9.8457	3,354,311
	01	2016	9.8863	9.8672	3,506,623
	01	2015	10.0243	9.8863	3,982,226
	01	2014	10.1430	10.0243	4,762,235
	01	2013	10.2637	10.1430	5,372,619
	01	2012	10.2315	10.2637	4,325,078
	01	2011	10.3846	10.2315	4,712,906

	02	2020	9.8494	10.0687	617,134
	02	2019	9.5659	9.8494	657,481
	02	2018	9.6512	9.5659	681,002
	02	2017	9.6917	9.6512	791,703
	02	2016	9.7303	9.6917	844,670
	02	2015	9.8862	9.7303	920,546
	02	2014	10.0236	9.8862	1,167,428
	02	2013	10.1636	10.0236	1,355,135
	02	2012	10.1525	10.1636	1,326,430
	02	2011	10.3254	10.1525	1,389,871

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	9.7905	10.0035	4,900
	03	2019	9.5136	9.7905	4,792
	03	2018	9.6032	9.5136	4,615
	03	2017	9.6484	9.6032	4,917
	03	2016	9.6917	9.6484	10,049
	03	2015	9.8520	9.6917	5,842
	03	2014	9.9941	9.8520	7,083
	03	2013	10.1388	9.9941	6,935
	03	2012	10.1329	10.1388	5,914
	03	2011	10.3106	10.1329	5,627

	04	2020	9.6155	9.8098	453,776
	04	2019	9.3575	9.6155	457,242
	04	2018	9.4600	9.3575	435,207
	04	2017	9.5190	9.4600	462,978
	04	2016	9.5764	9.5190	488,089
	04	2015	9.7497	9.5764	536,467
	04	2014	9.9054	9.7497	655,679
	04	2013	10.0643	9.9054	874,475
	04	2012	10.0739	10.0643	646,106
	04	2011	10.2663	10.0739	568,571

	05	2020	9.5573	9.7454	0
	05	2019	9.3058	9.5573	0
	05	2018	9.4127	9.3058	0
	05	2017	9.4762	9.4127	0
	05	2016	9.5382	9.4762	932
	05	2015	9.7158	9.5382	0
	05	2014	9.8760	9.7158	0
	05	2013	10.0396	9.8760	0
	05	2012	10.0543	10.0396	0
	05	2011	10.2516	10.0543	0

	06	2020	9.3868	9.5572	0
	06	2019	9.1534	9.3868	0
	06	2018	9.2724	9.1534	0
	06	2017	9.3490	9.2724	0
	06	2016	9.4246	9.3490	0
	06	2015	9.6148	9.4246	0
	06	2014	9.7884	9.6148	0
	06	2013	9.9657	9.7884	0
	06	2012	9.9958	9.9657	0
	06	2011	10.2075	9.9958	0

	07	2020	9.3305	9.4950	0
	07	2019	9.1031	9.3305	0
	07	2018	9.2261	9.1031	0
	07	2017	9.3070	9.2261	0
	07	2016	9.3870	9.3070	0
	07	2015	9.5814	9.3870	0
	07	2014	9.7594	9.5814	0
	07	2013	9.9412	9.7594	0
	07	2012	9.9763	9.9412	0
	07	2011	10.1928	9.9763	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	08	2020	9.1079	9.2497	0
	08	2019	8.9040	9.1079	0
	08	2018	9.0427	8.9040	0
	08	2017	9.1405	9.0427	0
	08	2016	9.2381	9.1405	0
	08	2015	9.4486	9.2381	0
	08	2014	9.6439	9.4486	0
	08	2013	9.8437	9.6439	0
	08	2012	9.8988	9.8437	0
	08	2011	10.1343	9.8988	0

MFS Mid Cap Value Portfolio, Initial Class	01	2020	24.2708	24.7938	256,720
	01	2019	18.8200	24.2708	272,233
	01	2018	21.6110	18.8200	331,522
	01	2017	19.3284	21.6110	370,702
	01	2016	16.9453	19.3284	413,076
	01	2015	17.6400	16.9453	509,161
	01	2014	16.2515	17.6400	591,085
	01	2013	12.0691	16.2515	688,102
	01	2012	10.5452	12.0691	894,773
	01	2011	10.4631	10.5452	1,109,410

	02	2020	23.6957	24.1577	223,227
	02	2019	18.4109	23.6957	237,272
	02	2018	21.1839	18.4109	279,618
	02	2017	18.9845	21.1839	306,858
	02	2016	16.6777	18.9845	368,584
	02	2015	17.3969	16.6777	456,800
	02	2014	16.0602	17.3969	537,873
	02	2013	11.9513	16.0602	642,128
	02	2012	10.4637	11.9513	802,622
	02	2011	10.4034	10.4637	914,722

	03	2020	23.5543	24.0014	7,637
	03	2019	18.3103	23.5543	8,021
	03	2018	21.0788	18.3103	9,557
	03	2017	18.8998	21.0788	13,570
	03	2016	16.6117	18.8998	13,944
	03	2015	17.3368	16.6117	15,105
	03	2014	16.0129	17.3368	15,212
	03	2013	11.9221	16.0129	21,205
	03	2012	10.4435	11.9221	24,335
	03	2011	10.3885	10.4435	30,769

	04	2020	23.1330	23.5365	64,350
	04	2019	18.0099	23.1330	70,716
	04	2018	20.7645	18.0099	80,052
	04	2017	18.6461	20.7645	86,820
	04	2016	16.4138	18.6461	94,526
	04	2015	17.1566	16.4138	109,007
	04	2014	15.8708	17.1566	136,600
	04	2013	11.8344	15.8708	162,981
	04	2012	10.3827	11.8344	231,067
	04	2011	10.3438	10.3827	272,674

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	22.9931	23.3819	1,006
	05	2019	17.9103	22.9931	1,271
	05	2018	20.6605	17.9103	1,415
	05	2017	18.5623	20.6605	1,536
	05	2016	16.3484	18.5623	1,494
	05	2015	17.0970	16.3484	1,675
	05	2014	15.8237	17.0970	2,435
	05	2013	11.8053	15.8237	2,604
	05	2012	10.3625	11.8053	3,096
	05	2011	10.3290	10.3625	5,725

	06	2020	22.5827	22.9302	5,062
	06	2019	17.6169	22.5827	6,273
	06	2018	20.3526	17.6169	7,458
	06	2017	18.3131	20.3526	11,097
	06	2016	16.1537	18.3131	12,191
	06	2015	16.9193	16.1537	13,431
	06	2014	15.6833	16.9193	21,973
	06	2013	11.7185	15.6833	21,302
	06	2012	10.3021	11.7185	28,150
	06	2011	10.2845	10.3021	32,695

	07	2020	22.4473	22.7812	0
	07	2019	17.5201	22.4473	0
	07	2018	20.2510	17.5201	195
	07	2017	18.2309	20.2510	246
	07	2016	16.0893	18.2309	266
	07	2015	16.8605	16.0893	324
	07	2014	15.6368	16.8605	357
	07	2013	11.6897	15.6368	1,519
	07	2012	10.2821	11.6897	9,223
	07	2011	10.2698	10.2821	10,939

	08	2020	21.9117	22.1924	0
	08	2019	17.1368	21.9117	0
	08	2018	19.8484	17.1368	0
	08	2017	17.9047	19.8484	0
	08	2016	15.8339	17.9047	0
	08	2015	16.6268	15.8339	0
	08	2014	15.4517	16.6268	0
	08	2013	11.5750	15.4517	145
	08	2012	10.2022	11.5750	270
	08	2011	10.2108	10.2022	280

MFS Mid Cap Value Portfolio, Service Class	01	2020	23.5449	24.0066	358,823
	01	2019	18.3149	23.5449	364,323
	01	2018	21.0703	18.3149	450,874
	01	2017	18.8893	21.0703	502,091
	01	2016	16.5910	18.8893	511,912
	01	2015	17.3305	16.5910	600,352
	01	2014	15.9956	17.3305	664,151
	01	2013	11.9127	15.9956	814,437
	01	2012	10.4414	11.9127	929,843
	01	2011	10.3738	10.4414	957,973

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	22.9871	23.3908	65,565
	02	2019	17.9169	22.9871	65,266
	02	2018	20.6540	17.9169	75,251
	02	2017	18.5532	20.6540	82,592
	02	2016	16.3290	18.5532	93,850
	02	2015	17.0917	16.3290	111,203
	02	2014	15.8073	17.0917	109,301
	02	2013	11.7965	15.8073	132,813
	02	2012	10.3607	11.7965	197,235
	02	2011	10.3146	10.3607	243,199

	03	2020	22.8499	23.2394	406
	03	2019	17.8189	22.8499	405
	03	2018	20.5514	17.8189	448
	03	2017	18.4704	20.5514	436
	03	2016	16.2644	18.4704	995
	03	2015	17.0327	16.2644	1,123
	03	2014	15.7607	17.0327	1,320
	03	2013	11.7677	15.7607	520
	03	2012	10.3407	11.7677	601
	03	2011	10.2999	10.3407	637

	04	2020	22.4412	22.7893	31,481
	04	2019	17.5266	22.4412	36,638
	04	2018	20.2450	17.5266	41,336
	04	2017	18.2225	20.2450	46,202
	04	2016	16.0707	18.2225	54,165
	04	2015	16.8557	16.0707	59,817
	04	2014	15.6208	16.8557	82,690
	04	2013	11.6811	15.6208	116,109
	04	2012	10.2805	11.6811	129,965
	04	2011	10.2556	10.2805	147,946

	05	2020	22.3055	22.6397	0
	05	2019	17.4297	22.3055	0
	05	2018	20.1436	17.4297	0
	05	2017	18.1406	20.1436	0
	05	2016	16.0067	18.1406	0
	05	2015	16.7971	16.0067	0
	05	2014	15.5745	16.7971	0
	05	2013	11.6524	15.5745	0
	05	2012	10.2605	11.6524	0
	05	2011	10.2408	10.2605	0

	06	2020	21.9074	22.2023	0
	06	2019	17.1442	21.9074	0
	06	2018	19.8435	17.1442	0
	06	2017	17.8971	19.8435	0
	06	2016	15.8160	17.8971	0
	06	2015	16.6225	15.8160	0
	06	2014	15.4363	16.6225	0
	06	2013	11.5667	15.4363	0
	06	2012	10.2007	11.5667	0
	06	2011	10.1968	10.2007	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	21.7760	22.0579	0
	07	2019	17.0499	21.7760	0
	07	2018	19.7443	17.0499	0
	07	2017	17.8167	19.7443	0
	07	2016	15.7530	17.8167	0
	07	2015	16.5647	15.7530	0
	07	2014	15.3905	16.5647	0
	07	2013	11.5383	15.3905	0
	07	2012	10.1809	11.5383	0
	07	2011	10.1821	10.1809	0

	08	2020	21.2564	21.4879	0
	08	2019	16.6769	21.2564	0
	08	2018	19.3519	16.6769	0
	08	2017	17.4980	19.3519	0
	08	2016	15.5029	17.4980	0
	08	2015	16.3352	15.5029	0
	08	2014	15.2084	16.3352	0
	08	2013	11.4251	15.2084	0
	08	2012	10.1018	11.4251	0
	08	2011	10.1237	10.1018	0

MFS Moderate Allocation Portfolio, Service Class	01	2020	22.0018	24.6855	15,780,091
	01	2019	18.3509	22.0018	17,316,512
	01	2018	19.4629	18.3509	19,551,320
	01	2017	17.1720	19.4629	21,931,222
	01	2016	16.4927	17.1720	25,048,277
	01	2015	16.7475	16.4927	28,089,546
	01	2014	16.2115	16.7475	32,979,094
	01	2013	14.1479	16.2115	38,869,179
	01	2012	13.0319	14.1479	41,029,236
	01	2011	13.4940	13.0319	42,369,861

	02	2020	21.5075	24.0825	2,409,204
	02	2019	17.9746	21.5075	2,632,159
	02	2018	19.1023	17.9746	2,998,102
	02	2017	16.8877	19.1023	3,334,120
	02	2016	16.2527	16.8877	3,629,472
	02	2015	16.5374	16.2527	4,046,884
	02	2014	16.0407	16.5374	4,726,183
	02	2013	14.0275	16.0407	5,393,736
	02	2012	12.9474	14.0275	6,808,170
	02	2011	13.4338	12.9474	7,164,051

	03	2020	21.3858	23.9341	0
	03	2019	17.8819	21.3858	19,225
	03	2018	19.0134	17.8819	19,942
	03	2017	16.8175	19.0134	20,767
	03	2016	16.1934	16.8175	22,277
	03	2015	16.4855	16.1934	22,335
	03	2014	15.9984	16.4855	70,502
	03	2013	13.9976	15.9984	70,980
	03	2012	12.9264	13.9976	79,710
	03	2011	13.4188	12.9264	59,271

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	21.0232	23.4927	3,164,940
	04	2019	17.6052	21.0232	3,524,683
	04	2018	18.7476	17.6052	3,939,268
	04	2017	16.6075	18.7476	4,508,069
	04	2016	16.0156	16.6075	5,064,056
	04	2015	16.3295	16.0156	5,556,604
	04	2014	15.8714	16.3295	6,531,402
	04	2013	13.9078	15.8714	7,851,241
	04	2012	12.8633	13.9078	8,156,766
	04	2011	13.3737	12.8633	7,978,171

	05	2020	20.9025	23.3457	0
	05	2019	17.5133	20.9025	0
	05	2018	18.6595	17.5133	0
	05	2017	16.5380	18.6595	0
	05	2016	15.9568	16.5380	0
	05	2015	16.2779	15.9568	0
	05	2014	15.8293	16.2779	0
	05	2013	13.8780	15.8293	0
	05	2012	12.8423	13.8780	0
	05	2011	13.3587	12.8423	0

	06	2020	20.5489	22.9165	0
	06	2019	17.2428	20.5489	0
	06	2018	18.3989	17.2428	0
	06	2017	16.3314	18.3989	0
	06	2016	15.7817	16.3314	136
	06	2015	16.1239	15.7817	315
	06	2014	15.7037	16.1239	239
	06	2013	13.7889	15.7037	841
	06	2012	12.7795	13.7889	3,651
	06	2011	13.3138	12.7795	2,888

	07	2020	20.4321	22.7747	0
	07	2019	17.1534	20.4321	0
	07	2018	18.3127	17.1534	0
	07	2017	16.2632	18.3127	0
	07	2016	15.7237	16.2632	0
	07	2015	16.0729	15.7237	0
	07	2014	15.6620	16.0729	0
	07	2013	13.7593	15.6620	0
	07	2012	12.7587	13.7593	863
	07	2011	13.2989	12.7587	1,073

	08	2020	19.9697	22.2140	0
	08	2019	16.7992	19.9697	0
	08	2018	17.9713	16.7992	0
	08	2017	15.9924	17.9713	0
	08	2016	15.4936	15.9924	0
	08	2015	15.8702	15.4936	0
	08	2014	15.4961	15.8702	0
	08	2013	13.6415	15.4961	0
	08	2012	12.6755	13.6415	0
	08	2011	13.2392	12.6755	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

MFS New Discovery Value Portfolio, Service Class	01	2020	30.4943	31.1098	79,603
	01	2019	23.2370	30.4943	92,629
	01	2018	26.5481	23.2370	121,305
	01	2017	23.4681	26.5481	134,268
	01	2016	18.8280	23.4681	73,635
	01	2015	19.7158	18.8280	94,920
	01	2014	19.4265	19.7158	113,935
	01	2013	14.1414	19.4265	144,632
	01	2012	13.1201	14.1414	212,471
	01	2011	14.2679	13.1201	219,071

	02	2020	29.8091	30.3496	13,310
	02	2019	22.7604	29.8091	13,785
	02	2018	26.0561	22.7604	15,854
	02	2017	23.0794	26.0561	17,664
	02	2016	18.5539	23.0794	15,584
	02	2015	19.4684	18.5539	20,219
	02	2014	19.2218	19.4684	23,278
	02	2013	14.0209	19.2218	39,763
	02	2012	13.0350	14.0209	54,365
	02	2011	14.2042	13.0350	70,244

	03	2020	29.6405	30.1627	0
	03	2019	22.6430	29.6405	0
	03	2018	25.9349	22.6430	0
	03	2017	22.9836	25.9349	11,041
	03	2016	18.4862	22.9836	11,199
	03	2015	19.4072	18.4862	13,112
	03	2014	19.1712	19.4072	12,809
	03	2013	13.9910	19.1712	0
	03	2012	13.0139	13.9910	0
	03	2011	14.1883	13.0139	0

	04	2020	29.1378	29.6064	8,634
	04	2019	22.2926	29.1378	9,017
	04	2018	25.5723	22.2926	10,517
	04	2017	22.6965	25.5723	10,454
	04	2016	18.2833	22.6965	7,534
	04	2015	19.2236	18.2833	9,409
	04	2014	19.0190	19.2236	11,274
	04	2013	13.9012	19.0190	10,688
	04	2012	12.9503	13.9012	14,394
	04	2011	14.1406	12.9503	14,677

	05	2020	28.9706	29.4212	0
	05	2019	22.1762	28.9706	0
	05	2018	25.4521	22.1762	0
	05	2017	22.6015	25.4521	0
	05	2016	18.2161	22.6015	0
	05	2015	19.1628	18.2161	0
	05	2014	18.9685	19.1628	0
	05	2013	13.8714	18.9685	0
	05	2012	12.9291	13.8714	0
	05	2011	14.1248	12.9291	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	06	2020	28.4805	28.8801	0
	06	2019	21.8336	28.4805	0
	06	2018	25.0966	21.8336	0
	06	2017	22.3192	25.0966	0
	06	2016	18.0162	22.3192	0
	06	2015	18.9816	18.0162	0
	06	2014	18.8179	18.9816	0
	06	2013	13.7823	18.8179	0
	06	2012	12.8660	13.7823	0
	06	2011	14.0773	12.8660	0

	07	2020	28.3185	28.7013	0
	07	2019	21.7204	28.3185	0
	07	2018	24.9790	21.7204	0
	07	2017	22.2259	24.9790	0
	07	2016	17.9500	22.2259	0
	07	2015	18.9215	17.9500	0
	07	2014	18.7679	18.9215	0
	07	2013	13.7528	18.7679	12,597
	07	2012	12.8450	13.7528	0
	07	2011	14.0615	12.8450	0

	08	2020	27.6777	27.9948	0
	08	2019	21.2719	27.6777	0
	08	2018	24.5133	21.2719	0
	08	2017	21.8558	24.5133	0
	08	2016	17.6873	21.8558	0
	08	2015	18.6828	17.6873	0
	08	2014	18.5692	18.6828	0
	08	2013	13.6350	18.5692	0
	08	2012	12.7612	13.6350	0
	08	2011	13.9983	12.7612	0

MFS Mid Cap Growth Series, Service Class	01	2020	40.5135	54.2375	119,557
	01	2019	29.7885	40.5135	145,293
	01	2018	30.0035	29.7885	182,953
	01	2017	24.0802	30.0035	222,865
	01	2016	23.4039	24.0802	282,030
	01	2015	22.7865	23.4039	319,652
	01	2014	21.3422	22.7865	390,744
	01	2013	15.8144	21.3422	465,642
	01	2012	10.0000	15.8144	627,009

	02	2020	39.1050	52.2468	54,695
	02	2019	28.8105	39.1050	75,700
	02	2018	29.0771	28.8105	94,712
	02	2017	23.3835	29.0771	119,016
	02	2016	22.7731	23.3835	141,690
	02	2015	22.2176	22.7731	154,896
	02	2014	20.8517	22.2176	194,375
	02	2013	15.4824	20.8517	246,281
	02	2012	10.0000	15.4824	351,240

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	38.7613	51.7615	1,465
	03	2019	28.5717	38.7613	1,727
	03	2018	28.8506	28.5717	2,575
	03	2017	23.2131	28.8506	2,934
	03	2016	22.6186	23.2131	4,572
	03	2015	22.0780	22.6186	4,391
	03	2014	20.7313	22.0780	5,201
	03	2013	15.4008	20.7313	4,978
	03	2012	10.0000	15.4008	2,808

	04	2020	37.7426	50.3251	21,100
	04	2019	27.8627	37.7426	29,239
	04	2018	28.1775	27.8627	37,133
	04	2017	22.7057	28.1775	34,332
	04	2016	22.1581	22.7057	37,205
	04	2015	21.6617	22.1581	40,374
	04	2014	20.3716	21.6617	48,279
	04	2013	15.1568	20.3716	56,966
	04	2012	10.0000	15.1568	72,530

	05	2020	37.4072	49.8518	56
	05	2019	27.6295	37.4072	67
	05	2018	27.9563	27.6295	76
	05	2017	22.5391	27.9563	81
	05	2016	22.0068	22.5391	90
	05	2015	21.5248	22.0068	981
	05	2014	20.2532	21.5248	1,039
	05	2013	15.0764	20.2532	1,061
	05	2012	10.0000	15.0764	1,094

	06	2020	36.4256	48.4709	0
	06	2019	26.9447	36.4256	0
	06	2018	27.3043	26.9447	0
	06	2017	22.0464	27.3043	17
	06	2016	21.5588	22.0464	421
	06	2015	21.1190	21.5588	1,527
	06	2014	19.9018	21.1190	1,562
	06	2013	14.8376	19.9018	1,703
	06	2012	10.0000	14.8376	2,942

	07	2020	30.8083	40.9755	0
	07	2019	22.8010	30.8083	0
	07	2018	23.1170	22.8010	0
	07	2017	18.6749	23.1170	0
	07	2016	18.2712	18.6749	153
	07	2015	17.9076	18.2712	185
	07	2014	16.8841	17.9076	227
	07	2013	12.5942	16.8841	1,730
	07	2012	10.0000	12.5942	11,038

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	08	2020	29.7771	39.5235	0
	08	2019	22.0825	29.7771	0
	08	2018	22.4343	22.0825	0
	08	2017	18.1602	22.4343	0
	08	2016	17.8040	18.1602	0
	08	2015	17.4854	17.8040	0
	08	2014	16.5199	17.4854	0
	08	2013	12.3477	16.5199	0
	08	2012	10.0000	12.3477	1,526

MFS New Discovery Series, Service Class	01	2020	22.9758	32.8978	208,945
	01	2019	16.5351	22.9758	281,508
	01	2018	17.1071	16.5351	373,642
	01	2017	13.7674	17.1071	452,029
	01	2016	12.8663	13.7674	570,353
	01	2015	13.3690	12.8663	696,479
	01	2014	14.6946	13.3690	796,692
	01	2013	10.5800	14.6946	286,030
	01	2012	10.0000	10.5800	343,457

	02	2020	22.6471	32.3622	158,001
	02	2019	16.3313	22.6471	217,223
	02	2018	16.9304	16.3313	307,871
	02	2017	13.6525	16.9304	378,799
	02	2016	12.7849	13.6525	488,730
	02	2015	13.3115	12.7849	574,941
	02	2014	14.6613	13.3115	693,353
	02	2013	10.5775	14.6613	85,940
	02	2012	10.0000	10.5775	90,589

	03	2020	22.5658	52.2297	7,194
	03	2019	16.2808	22.5658	9,838
	03	2018	16.8866	16.2808	12,696
	03	2017	13.6240	16.8866	17,017
	03	2016	12.7647	13.6240	21,132
	03	2015	13.2972	12.7647	28,275
	03	2014	14.6530	13.2972	31,285
	03	2013	10.5769	14.6530	254
	03	2012	10.0000	10.5769	319

	04	2020	22.3225	31.8340	72,975
	04	2019	16.1296	22.3225	100,327
	04	2018	16.7551	16.1296	124,213
	04	2017	13.5383	16.7551	146,869
	04	2016	12.7039	13.5383	180,634
	04	2015	13.2542	12.7039	207,948
	04	2014	14.6280	13.2542	243,225
	04	2013	10.5751	14.6280	54,258
	04	2012	10.0000	10.5751	42,175

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	22.2408	31.7010	1,574
	05	2019	16.0789	22.2408	2,584
	05	2018	16.7113	16.0789	3,375
	05	2017	13.5099	16.7113	4,129
	05	2016	12.6837	13.5099	4,595
	05	2015	13.2399	12.6837	5,267
	05	2014	14.6197	13.2399	6,863
	05	2013	10.5744	14.6197	0
	05	2012	10.0000	10.5744	0

	06	2020	22.0019	31.3136	2,385
	06	2019	15.9299	22.0019	3,581
	06	2018	16.5813	15.9299	5,845
	06	2017	13.4249	16.5813	8,703
	06	2016	12.6233	13.4249	12,164
	06	2015	13.1970	12.6233	13,610
	06	2014	14.5947	13.1970	21,079
	06	2013	10.5726	14.5947	0
	06	2012	10.0000	10.5726	0

	07	2020	21.9224	31.1848	0
	07	2019	15.8804	21.9224	152
	07	2018	16.5381	15.8804	792
	07	2017	13.3967	16.5381	1,073
	07	2016	12.6032	13.3967	1,336
	07	2015	13.1828	12.6032	1,693
	07	2014	14.5864	13.1828	1,900
	07	2013	10.5720	14.5864	0
	07	2012	10.0000	10.5720	401

	08	2020	21.6064	30.6728	0
	08	2019	15.6832	21.6064	0
	08	2018	16.3662	15.6832	0
	08	2017	13.2843	16.3662	34
	08	2016	12.5230	13.2843	48
	08	2015	13.1258	12.5230	62
	08	2014	14.5532	13.1258	72
	08	2013	10.5695	14.5532	0
	08	2012	10.0000	10.5695	0

MFS Total Return Bond Series, Service Class	01	2020	11.4705	12.2034	7,549,747
	01	2019	10.6099	11.4705	7,916,962
	01	2018	10.9336	10.6099	8,467,760
	01	2017	10.6697	10.9336	9,685,820
	01	2016	10.4305	10.6697	10,224,292
	01	2015	10.6674	10.4305	10,933,881
	01	2014	10.2693	10.6674	13,417,715
	01	2013	10.5779	10.2693	17,377,744
	01	2012	10.0474	10.5779	21,100,414
	01	2011	10.0000	10.0474	1,636

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	11.2796	11.9762	1,079,822
	02	2019	10.4542	11.2796	1,168,870
	02	2018	10.7949	10.4542	1,252,872
	02	2017	10.5555	10.7949	1,449,753
	02	2016	10.3399	10.5555	1,607,400
	02	2015	10.5963	10.3399	1,725,642
	02	2014	10.2216	10.5963	2,020,707
	02	2013	10.5503	10.2216	2,490,801
	02	2012	10.0417	10.5503	3,281,076
	02	2011	10.0000	10.0417	664

	03	2020	11.2324	11.9201	88,723
	03	2019	10.4157	11.2324	91,522
	03	2018	10.7606	10.4157	91,307
	03	2017	10.8272	10.7606	97,695
	03	2016	10.3174	10.8272	108,923
	03	2015	10.5786	10.3174	105,304
	03	2014	10.2098	10.5786	107,984
	03	2013	10.5434	10.2098	110,014
	03	2012	10.0403	10.5434	117,331
	03	2011	10.0000	10.0403	0
	04	2020	11.0914	11.7527	1,237,079
	04	2019	10.3004	11.0914	1,312,304
	04	2018	10.6576	10.3004	1,432,934
	04	2017	10.4423	10.6576	1,698,874
	04	2016	10.2499	10.4423	1,748,768
	04	2015	10.5255	10.2499	1,806,160
	04	2014	10.1741	10.5255	2,156,094
	04	2013	10.5226	10.1741	2,790,794
	04	2012	10.0360	10.5226	3,278,644
	04	2011	10.0000	10.0360	6,329

	05	2020	11.0442	11.6965	0
	05	2019	10.2620	11.0442	0
	05	2018	10.6234	10.2620	0
	05	2017	10.4142	10.6234	0
	05	2016	10.2274	10.4142	0
	05	2015	10.5078	10.2274	0
	05	2014	10.1622	10.5078	0
	05	2013	10.5157	10.1622	0
	05	2012	10.0345	10.5157	0
	05	2011	10.0000	10.0345	0

	06	2020	10.9060	11.5329	910
	06	2019	10.1487	10.9060	1,055
	06	2018	10.5219	10.1487	1,319
	06	2017	10.3301	10.5219	1,863
	06	2016	10.1605	10.3301	4,573
	06	2015	10.4551	10.1605	5,708
	06	2014	10.1267	10.4551	5,506
	06	2013	10.4951	10.1267	11,572
	06	2012	10.0302	10.4951	15,027
	06	2011	10.0000	10.0302	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	10.8601	11.4786	0
	07	2019	10.1111	10.8601	0
	07	2018	10.4882	10.1111	0
	07	2017	10.3023	10.4882	0
	07	2016	10.1382	10.3023	0
	07	2015	10.4375	10.1382	0
	07	2014	10.1149	10.4375	0
	07	2013	10.4882	10.1149	0
	07	2012	10.0288	10.4882	2,565
	07	2011	10.0000	10.0288	0

	08	2020	10.6779	11.2630	0
	08	2019	9.9616	10.6779	0
	08	2018	10.3543	9.9616	0
	08	2017	10.1914	10.3543	0
	08	2016	10.0497	10.1914	0
	08	2015	10.3676	10.0497	0
	08	2014	10.0676	10.3676	0
	08	2013	10.4606	10.0676	0
	08	2012	10.0231	10.4606	0
	08	2011	10.0000	10.0231	0

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II	01	2020	31.8623	67.9282	77,024
	01	2019	24.6411	31.8623	116,831
	01	2018	23.3516	24.6411	112,398
	01	2017	16.6230	23.3516	97,224
	01	2016	17.2332	16.6230	109,364
	01	2015	15.6493	17.2332	48,696
	01	2014	14.9986	15.6493	52,245
	01	2013	10.3234	14.9986	41,008
	01	2012	9.2040	10.3234	6,678
	01	2011	10.0000	9.2040	159

	02	2020	31.3319	66.6636	5,140
	02	2019	24.2795	31.3319	6,144
	02	2018	23.0554	24.2795	7,153
	02	2017	16.4451	23.0554	6,220
	02	2016	17.0835	16.4451	5,552
	02	2015	15.5450	17.0835	5,190
	02	2014	14.9290	15.5450	4,870
	02	2013	10.2964	14.9290	3,948
	02	2012	9.1987	10.2964	8,560
	02	2011	10.0000	9.1987	0

	03	2020	31.2008	66.3513	0
	03	2019	24.1901	31.2008	0
	03	2018	22.9821	24.1901	0
	03	2017	16.4011	22.9821	0
	03	2016	17.0464	16.4011	0
	03	2015	15.5191	17.0464	0
	03	2014	14.9117	15.5191	0
	03	2013	10.2897	14.9117	0
	03	2012	9.1974	10.2897	0
	03	2011	10.0000	9.1974	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	30.8092	65.4198	9,772
	04	2019	23.9225	30.8092	16,198
	04	2018	22.7624	23.9225	27,663
	04	2017	16.2688	22.7624	8,099
	04	2016	16.9348	16.2688	7,231
	04	2015	15.4411	16.9348	4,558
	04	2014	14.8595	15.4411	11,579
	04	2013	10.2694	14.8595	12,532
	04	2012	9.1935	10.2694	2,222
	04	2011	10.0000	9.1935	0

	05	2020	30.6781	65.1076	0
	05	2019	23.8332	30.6781	0
	05	2018	22.6893	23.8332	0
	05	2017	16.2249	22.6893	0
	05	2016	16.8978	16.2249	0
	05	2015	15.4153	16.8978	0
	05	2014	14.8422	15.4153	0
	05	2013	10.2627	14.8422	0
	05	2012	9.1922	10.2627	0
	05	2011	10.0000	9.1922	0

	06	2020	30.2942	64.1969	0
	06	2019	23.5701	30.2942	0
	06	2018	22.4726	23.5701	0
	06	2017	16.0940	22.4726	0
	06	2016	16.7871	16.0940	197
	06	2015	15.3378	16.7871	77
	06	2014	14.7903	15.3378	227
	06	2013	10.2425	14.7903	0
	06	2012	9.1882	10.2425	0
	06	2011	10.0000	9.1882	0

	07	2020	30.1668	63.8947	0
	07	2019	23.4828	30.1668	0
	07	2018	22.4007	23.4828	0
	07	2017	16.0506	22.4007	0
	07	2016	16.7505	16.0506	0
	07	2015	15.3121	16.7505	0
	07	2014	14.7731	15.3121	0
	07	2013	10.2357	14.7731	0
	07	2012	9.1869	10.2357	0
	07	2011	10.0000	9.1869	0

	08	2020	29.6609	62.6956	0
	08	2019	23.1358	29.6609	0
	08	2018	22.1148	23.1358	0
	08	2017	15.8779	22.1148	0
	08	2016	16.6042	15.8779	0
	08	2015	15.2095	16.6042	0
	08	2014	14.7042	15.2095	0
	08	2013	10.2088	14.7042	0
	08	2012	9.1816	10.2088	0
	08	2011	10.0000	9.1816	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II	01	2020	28.1693	69.8304	26,557
	01	2019	20.4624	28.1693	66,686
	01	2018	18.8251	20.4624	74,978
	01	2017	13.8091	18.8251	78,840
	01	2016	15.4027	13.8091	107,599
	01	2015	16.6590	15.4027	99,604
	01	2014	16.6323	16.6590	129,280
	01	2013	12.3005	16.6323	148,914
	01	2012	11.5292	12.3005	211,401
	01	2011	12.6283	11.5292	241,818

	02	2020	27.5016	68.0388	9,404
	02	2019	20.0175	27.5016	18,630
	02	2018	18.4529	20.0175	18,711
	02	2017	13.5633	18.4529	11,799
	02	2016	15.1594	13.5633	18,494
	02	2015	16.4293	15.1594	28,828
	02	2014	16.4364	16.4293	28,799
	02	2013	12.1803	16.4364	44,932
	02	2012	11.4400	12.1803	71,721
	02	2011	12.5561	11.4400	79,634

	03	2020	27.3376	67.5989	0
	03	2019	19.9081	27.3376	278
	03	2018	18.3613	19.9081	499
	03	2017	13.5027	18.3613	654
	03	2016	15.0994	13.5027	988
	03	2015	16.3726	15.0994	1,306
	03	2014	16.3880	16.3726	1,778
	03	2013	12.1506	16.3880	0
	03	2012	11.4179	12.1506	0
	03	2011	12.5383	11.4179	0

	04	2020	26.8487	66.2899	8,602
	04	2019	19.5815	26.8487	11,431
	04	2018	18.0876	19.5815	13,064
	04	2017	13.3215	18.0876	6,999
	04	2016	14.9196	13.3215	9,292
	04	2015	16.2024	14.9196	8,690
	04	2014	16.2426	16.2024	8,775
	04	2013	12.0613	16.2426	74,313
	04	2012	11.3514	12.0613	79,709
	04	2011	12.4843	11.3514	82,101

	05	2020	26.6863	65.8546	0
	05	2019	19.4732	26.6863	0
	05	2018	17.9970	19.4732	0
	05	2017	13.2616	17.9970	0
	05	2016	14.8601	13.2616	0
	05	2015	16.1461	14.8601	0
	05	2014	16.1944	16.1461	0
	05	2013	12.0316	16.1944	0
	05	2012	11.3294	12.0316	0
	05	2011	12.4664	11.3294	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	06	2020	26.2099	64.5826	0
	06	2019	19.1542	26.2099	0
	06	2018	17.7288	19.1542	0
	06	2017	13.0836	17.7288	0
	06	2017	13.0836	17.7288	0
	06	2016	14.6831	13.0836	0
	06	2015	15.9783	14.6831	0
	06	2014	16.0507	15.9783	0
	06	2013	11.9431	16.0507	0
	06	2012	11.2633	11.9431	0
	06	2011	12.4128	11.2633	0

	07	2020	26.0526	64.1627	0
	07	2019	19.0489	26.0526	0
	07	2018	17.6402	19.0489	0
	07	2017	13.0247	17.6402	0
	07	2016	14.6246	13.0247	0
	07	2015	15.9227	14.6246	0
	07	2014	16.0030	15.9227	0
	07	2013	11.9138	16.0030	0
	07	2012	11.2414	11.9138	0
	07	2011	12.3950	11.2414	0

	08	2020	25.4310	62.5049	0
	08	2019	18.6321	25.4310	0
	08	2018	17.2896	18.6321	0
	08	2017	12.7917	17.2896	0
	08	2016	14.3924	12.7917	0
	08	2015	15.7020	14.3924	0
	08	2014	15.8136	15.7020	0
	08	2013	11.7969	15.8136	0
	08	2012	11.1541	11.7969	0
	08	2011	12.3238	11.1541	0

Invesco Oppenheimer V.I. Capital Appreciation Fund/ Series II	01	2020	34.0317	43.6002	61,153
	01	2019	25.4706	34.0317	73,208
	01	2018	27.5392	25.4706	90,785
	01	2017	22.1327	27.5392	87,803
	01	2016	23.0643	22.1327	121,067
	01	2015	22.7091	23.0643	142,003
	01	2014	20.0560	22.7091	182,352
	01	2013	15.7557	20.0560	203,243
	01	2012	14.0776	15.7557	226,584
	01	2011	14.5127	14.0776	271,025

	02	2020	32.8485	43.9266	45,539
	02	2019	24.6344	32.8485	53,865
	02	2018	26.6889	24.6344	62,202
	02	2017	21.4923	26.6889	70,411
	02	2016	22.4427	21.4923	85,546
	02	2015	22.1421	22.4427	96,314
	02	2014	19.5951	22.1421	103,247
	02	2013	15.4250	19.5951	110,660
	02	2012	13.8104	15.4250	147,645
	02	2011	14.2662	13.8104	173,357

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	32.5599	43.5187	4,352
	03	2019	24.4302	32.5599	5,372
	03	2018	26.4811	24.4302	7,755
	03	2017	21.3358	26.4811	8,275
	03	2016	22.2904	21.3358	9,537
	03	2015	22.0031	22.2904	9,443
	03	2014	19.4820	22.0031	10,266
	03	2013	15.3437	19.4820	11,376
	03	2012	13.7446	15.3437	5,735
	03	2011	14.2055	13.7446	12,214

	04	2020	31.7043	42.3112	35,763
	04	2019	23.8241	31.7043	43,819
	04	2018	25.8633	23.8241	57,794
	04	2017	20.8694	25.8633	61,160
	04	2016	21.8367	20.8694	70,907
	04	2015	21.5883	21.8367	79,157
	04	2014	19.1440	21.5883	87,389
	04	2013	15.1006	19.1440	102,515
	04	2012	13.5478	15.1006	160,844
	04	2011	14.0234	13.5478	153,761

	05	2020	31.4224	41.9131	132
	05	2019	23.6246	31.4224	162
	05	2018	25.6602	23.6246	175
	05	2017	20.7163	25.6602	176
	05	2016	21.6875	20.7163	197
	05	2015	21.4517	21.6875	1,991
	05	2014	19.0326	21.4517	2,062
	05	2013	15.0205	19.0326	2,254
	05	2012	13.4828	15.0205	2,188
	05	2011	13.9632	13.4828	4,783

	06	2020	30.5979	40.7523	983
	06	2019	23.0391	30.5979	1,010
	06	2018	25.0618	23.0391	4,719
	06	2017	20.2635	25.0618	8,478
	06	2016	21.2461	20.2635	9,494
	06	2015	21.0473	21.2461	9,824
	06	2014	18.7025	21.0473	14,217
	06	2013	14.7826	18.7025	14,210
	06	2012	13.2897	14.7826	19,133
	06	2011	13.7844	13.2897	20,264

	07	2020	26.0769	34.7133	0
	07	2019	19.6448	26.0769	0
	07	2018	21.3804	19.6448	0
	07	2017	17.2956	21.3804	0
	07	2016	18.1436	17.2956	333
	07	2015	17.9830	18.1436	372
	07	2014	15.9877	17.9830	447
	07	2013	12.6432	15.9877	3,651
	07	2012	11.3722	12.6432	22,781
	07	2011	11.8016	11.3722	25,768

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	08	2020	25.2041	33.4833	0

	08	2019	19.0258	25.2041	0
	08	2018	20.7490	19.0258	0
	08	2017	16.8189	20.7490	0
	08	2016	17.6797	16.8189	0
	08	2015	17.5591	17.6797	0
	08	2014	15.6429	17.5591	0
	08	2013	12.3959	15.6429	0
	08	2012	11.1727	12.3959	3,029
	08	2011	11.6182	11.1727	4,031

Invesco Oppenheimer V.I Conservative Balanced Fund/ Series II	01	2020	11.3646	12.8077	412,791
	01	2019	9.8576	11.3646	412,745
	01	2018	10.6104	9.8576	433,108
	01	2017	9.9015	10.6104	465,170
	01	2016	9.5917	9.9015	497,700
	01	2015	9.6976	9.5917	225,686
	01	2014	9.1285	9.6976	252,269
	01	2013	8.2259	9.1285	291,796
	01	2012	7.4614	8.2259	345,356
	01	2011	7.5573	7.4614	381,466

	02	2020	11.0723	12.4533	75,753
	02	2019	9.6233	11.0723	73,934
	02	2018	10.3792	9.6233	89,695
	02	2017	9.7052	10.3792	95,758
	02	2016	9.4207	9.7052	93,364
	02	2015	9.5441	9.4207	118,063
	02	2014	9.0024	9.5441	180,228
	02	2013	8.1288	9.0024	174,195
	02	2012	7.3884	8.1288	218,587
	02	2011	7.4986	7.3884	253,844

	03	2020	11.0006	12.3664	4,470
	03	2019	9.5658	11.0006	4,756
	03	2018	10.3224	9.5658	5,038
	03	2017	9.6569	10.3224	5,369
	03	2016	9.3786	9.6569	5,680
	03	2015	9.5063	9.3786	10,514
	03	2014	8.9712	9.5063	11,233
	03	2013	8.1048	8.9712	12,011
	03	2012	7.3704	8.1048	12,721
	03	2011	7.4841	7.3704	12,825

	04	2020	10.7871	12.1080	20,018
	04	2019	9.3943	10.7871	21,861
	04	2018	10.1526	9.3943	23,560
	04	2017	9.5125	10.1526	24,108
	04	2016	9.2525	9.5125	24,231
	04	2015	9.3928	9.2525	25,552
	04	2014	8.8778	9.3928	27,646
	04	2013	8.0326	8.8778	31,128
	04	2012	7.3160	8.0326	28,355
	04	2011	7.4403	7.3160	30,123

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	10.7163	12.0222	0
	05	2019	9.3375	10.7163	0
	05	2018	10.0966	9.3375	0
	05	2017	9.4648	10.0966	0
	05	2016	9.2108	9.4648	0
	05	2015	9.3553	9.2108	0
	05	2014	8.8468	9.3553	0
	05	2013	8.0087	8.8468	0
	05	2012	7.2980	8.0087	0
	05	2011	7.4257	7.2980	0

	06	2020	10.5086	11.7716	0
	06	2019	9.1702	10.5086	0
	06	2018	9.9306	9.1702	0
	06	2017	9.3232	9.9306	0
	06	2016	9.0870	9.3232	0
	06	2015	9.2437	9.0870	0
	06	2014	8.7546	9.2437	0
	06	2013	7.9375	8.7546	0
	06	2012	7.2442	7.9375	0
	06	2011	7.3823	7.2442	0

	07	2020	10.4401	11.6890	0
	07	2019	9.1150	10.4401	0
	07	2018	9.8758	9.1150	0
	07	2017	9.2765	9.8758	0
	07	2016	9.0460	9.2765	0
	07	2015	9.2067	9.0460	0
	07	2014	8.7241	9.2067	0
	07	2013	7.9138	8.7241	0
	07	2012	7.2263	7.9138	0
	07	2011	7.3678	7.2263	0

	08	2020	10.1698	11.3633	0
	08	2019	8.8971	10.1698	0
	08	2018	9.6594	8.8971	0
	08	2017	9.0916	9.6594	0
	08	2016	8.8839	9.0916	0
	08	2015	9.0603	8.8839	0
	08	2014	8.6029	9.0603	0
	08	2013	7.8199	8.6029	0
	08	2012	7.1553	7.8199	0
	08	2011	7.3103	7.1553	0

Invesco Oppenheimer V.I. Global Fund/ - Series II	01	2020	30.0699	37.6885	94,721
	01	2019	23.2574	30.0699	121,002
	01	2018	27.3060	23.2574	144,898
	01	2017	20.3650	27.3060	147,531
	01	2016	20.7393	20.3650	184,473
	01	2015	20.3402	20.7393	243,283
	01	2014	20.2648	20.3402	304,915
	01	2013	16.2252	20.2648	382,736
	01	2012	13.6409	16.2252	394,254
	01	2011	15.1623	13.6409	486,651

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	29.1039	36.3756	51,515
	02	2019	22.5554	29.1039	63,003
	02	2018	26.5353	22.5554	72,644
	02	2017	19.8300	26.5353	77,650
	02	2016	20.2355	19.8300	101,102
	02	2015	19.8866	20.2355	141,353
	02	2014	19.8533	19.8866	164,890
	02	2013	15.9282	19.8533	186,435
	02	2012	13.4186	15.9282	216,595
	02	2011	14.9455	13.4186	266,929

	03	2020	28.8678	36.0624	2,447
	03	2019	22.3837	28.8678	3,005
	03	2018	26.3466	22.3837	4,556
	03	2017	19.6989	26.3466	4,419
	03	2016	20.1120	19.6989	5,702
	03	2015	19.7752	20.1120	6,489
	03	2014	19.7521	19.7752	7,182
	03	2013	15.8550	19.7521	8,822
	03	2012	13.3638	15.8550	9,985
	03	2011	14.8920	13.3638	13,613

	04	2020	28.1671	35.1339	28,260
	04	2019	21.8733	28.1671	31,165
	04	2018	25.7850	21.8733	34,521
	04	2017	19.3080	25.7850	33,337
	04	2016	19.7432	19.3080	42,023
	04	2015	19.4424	19.7432	47,352
	04	2014	19.4495	19.4424	54,498
	04	2013	15.6360	19.4495	61,706
	04	2012	13.1995	15.6360	95,244
	04	2011	14.7315	13.1995	120,449

	05	2020	27.9359	34.8273	0
	05	2019	21.7051	27.9359	0
	05	2018	25.6001	21.7051	0
	05	2017	19.1795	25.6001	0
	05	2016	19.6218	19.1795	0
	05	2015	19.3327	19.6218	0
	05	2014	19.3497	19.3327	0
	05	2013	15.5637	19.3497	0
	05	2012	13.1452	15.5637	0
	05	2011	14.6784	13.1452	0

	06	2020	27.2588	33.9323	2,637
	06	2019	21.2107	27.2588	2,696
	06	2018	25.0546	21.2107	2,704
	06	2017	18.7989	25.0546	2,698
	06	2016	19.2620	18.7989	4,464
	06	2015	19.0073	19.2620	4,324
	06	2014	19.0532	19.0073	7,309
	06	2013	15.3487	19.0532	7,329
	06	2012	12.9836	15.3487	8,521
	06	2011	14.5202	12.9836	8,934

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	27.0364	33.6384	0
	07	2019	21.0482	27.0364	0
	07	2018	24.8752	21.0482	0
	07	2017	18.6738	24.8752	0
	07	2016	19.1435	18.6738	0
	07	2015	18.9001	19.1435	0
	07	2014	18.9553	18.9001	0
	07	2013	15.2777	18.9553	0
	07	2012	12.9302	15.2777	0
	07	2011	14.4678	12.9302	0

	08	2020	26.1622	32.4847	0
	08	2019	20.4090	26.1622	0
	08	2018	24.1692	20.4090	0
	08	2017	18.1805	24.1692	0
	08	2016	18.6761	18.1805	0
	08	2015	18.4764	18.6761	0
	08	2014	18.5684	18.4764	0
	08	2013	14.9965	18.5684	0
	08	2012	12.7183	14.9965	0
	08	2011	14.2599	12.7183	0

Invesco Oppenheimer V.I. Main Street Fund/Series II	01	2020	33.1429	37.0598	1,041,389
	01	2019	25.5791	33.1429	1,227,754
	01	2018	28.3011	25.5791	1,513,773
	01	2017	24.6695	28.3011	1,801,390
	01	2016	22.5370	24.6695	2,190,005
	01	2015	22.2246	22.5370	2,652,780
	01	2014	20.4685	22.2246	3,105,210
	01	2013	15.8338	20.4685	3,852,264
	01	2012	13.8074	15.8338	4,943,438
	01	2011	14.0829	13.8074	6,372,617

	02	2020	31.9908	35.6996	905,355
	02	2019	24.7394	31.9908	1,060,669
	02	2018	27.4273	24.7394	1,312,376
	02	2017	23.9558	27.4273	1,530,182
	02	2016	21.9296	23.9558	1,901,602
	02	2015	21.6697	21.9296	2,299,764
	02	2014	19.9982	21.6697	2,809,066
	02	2013	15.5015	19.9982	3,472,949
	02	2012	13.5453	15.5015	4,436,227
	02	2011	13.8437	13.5453	5,455,957

	03	2020	31.7097	35.3680	33,913
	03	2019	24.5343	31.7097	37,901
	03	2018	27.2137	24.5343	47,321
	03	2017	23.7812	27.2137	57,588
	03	2016	21.7809	23.7812	68,579
	03	2015	21.5336	21.7809	92,359
	03	2014	19.8827	21.5336	107,799
	03	2013	15.4198	19.8827	125,298
	03	2012	13.4808	15.4198	157,272
	03	2011	13.7847	13.4808	197,045

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	30.8765	34.3867	374,215
	04	2019	23.9257	30.8765	425,023
	04	2018	26.5789	23.9257	482,874
	04	2017	23.2616	26.5789	536,667
	04	2016	21.3376	23.2616	607,091
	04	2015	21.1278	21.3376	648,443
	04	2014	19.5379	21.1278	788,052
	04	2013	15.1756	19.5379	1,064,746
	04	2012	13.2878	15.1756	1,386,363
	04	2011	13.6081	13.2878	1,657,562

	05	2020	30.6020	34.0632	6,375
	05	2019	23.7254	30.6020	8,326
	05	2018	26.3702	23.7254	10,209
	05	2017	23.0908	26.3702	11,682
	05	2016	21.1918	23.0908	12,450
	05	2015	20.9941	21.1918	14,376
	05	2014	19.4242	20.9941	19,249
	05	2013	15.0950	19.4242	20,399
	05	2012	13.2240	15.0950	25,117
	05	2011	13.5497	13.2240	30,867

	06	2020	29.7990	33.1198	14,542
	06	2019	23.1374	29.7990	16,775
	06	2018	25.7553	23.1374	18,822
	06	2017	22.5862	25.7553	25,191
	06	2016	20.7605	22.5862	34,350
	06	2015	20.5984	20.7605	38,409
	06	2014	19.0873	20.5984	76,265
	06	2013	14.8559	19.0873	108,537
	06	2012	13.0346	14.8559	160,424
	06	2011	13.3761	13.0346	186,435

	07	2020	27.6046	30.6653	0
	07	2019	21.4443	27.6046	601
	07	2018	23.8828	21.4443	2,678
	07	2017	20.9547	23.8828	3,377
	07	2016	19.2707	20.9547	4,022
	07	2015	19.1300	19.2707	5,141
	07	2014	17.7357	19.1300	6,077
	07	2013	13.8110	17.7357	39,568
	07	2012	12.1240	13.8110	82,413
	07	2011	12.4480	12.1240	99,268

	08	2020	26.6808	29.5789	0
	08	2019	20.7688	26.6808	179
	08	2018	23.1777	20.7688	202
	08	2017	20.3773	23.1777	315
	08	2016	18.7781	20.3773	378
	08	2015	18.6792	18.7781	445
	08	2014	17.3533	18.6792	520
	08	2013	13.5409	17.3533	2,098
	08	2012	11.9114	13.5409	3,089
	08	2011	12.2547	11.9114	3,360

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Invesco Oppenheimer V.I. Main Street Small Cap Fund/Series II	01	2020	43.4970	51.1797	13,718
	01	2019	35.0617	43.4970	15,464
	01	2018	39.8515	35.0617	18,294
	01	2017	35.5688	39.8515	21,813
	01	2016	30.7341	35.5688	24,766
	01	2015	33.2776	30.7341	26,380
	01	2014	30.3040	33.2776	28,808
	01	2013	21.9111	30.3040	36,523
	01	2012	18.9347	21.9111	45,932
	01	2011	19.7217	18.9347	57,364

	02	2020	41.9847	49.3011	18,567
	02	2019	33.9105	41.9847	20,046
	02	2018	38.6209	33.9105	23,351
	02	2017	34.5398	38.6209	27,412
	02	2016	29.9057	34.5398	36,694
	02	2015	32.4467	29.9057	43,714
	02	2014	29.6076	32.4467	50,504
	02	2013	21.4512	29.6076	63,666
	02	2012	18.5753	21.4512	79,887
	02	2011	19.3867	18.5753	74,207

	03	2020	41.6158	48.8433	476
	03	2019	33.6295	41.6158	505
	03	2018	38.3203	33.6295	1,244
	03	2017	34.2881	38.3203	1,213
	03	2016	29.7029	34.2881	1,272
	03	2015	32.2430	29.7029	1,419
	03	2014	29.4367	32.2430	1,377
	03	2013	21.3381	29.4367	1,456
	03	2012	18.4868	21.3381	1,349
	03	2011	19.3041	18.4868	1,415

	04	2020	40.5224	47.4881	8,351
	04	2019	32.7953	40.5224	9,156
	04	2018	37.4264	32.7953	9,983
	04	2017	33.5389	37.4264	11,139
	04	2016	29.0984	33.5389	31,834
	04	2015	31.6353	29.0984	15,882
	04	2014	28.9262	31.6353	16,134
	04	2013	21.0002	28.9262	19,440
	04	2012	18.2221	21.0002	30,062
	04	2011	19.0569	18.2221	33,262

	05	2020	40.1621	47.0413	0
	05	2019	32.5207	40.1621	0
	05	2018	37.1325	32.5207	0
	05	2017	33.2927	37.1325	0
	05	2016	28.8996	33.2927	0
	05	2015	31.4352	28.8996	0
	05	2014	28.7579	31.4352	0
	05	2013	20.8887	28.7579	0
	05	2012	18.1346	20.8887	0
	05	2011	18.9751	18.1346	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	06	2020	39.1083	45.7385	63
	06	2019	31.7147	39.1083	116
	06	2018	36.2667	31.7147	121
	06	2017	32.5652	36.2667	114
	06	2016	28.3115	32.5652	280
	06	2015	30.8427	28.3115	566
	06	2014	28.2592	30.8427	1,242
	06	2013	20.5579	28.2592	1,248
	06	2012	17.8750	20.5579	1,382
	06	2011	18.7320	17.8750	1,437

	07	2020	35.6672	41.6929	0
	07	2019	28.9387	35.6672	0
	07	2018	33.1091	28.9387	0
	07	2017	29.7448	33.1091	0
	07	2016	25.8727	29.7448	0
	07	2015	28.2003	25.8727	0
	07	2014	25.8513	28.2003	0
	07	2013	18.8158	25.8513	0
	07	2012	16.3687	18.8158	714
	07	2011	17.1623	16.3687	0

	08	2020	34.4735	40.2157	0
	08	2019	28.0270	34.4735	0
	08	2018	32.1315	28.0270	0
	08	2017	28.9252	32.1315	0
	08	2016	25.2113	28.9252	0
	08	2015	27.5358	25.2113	0
	08	2014	25.2939	27.5358	0
	08	2013	18.4478	25.2939	0
	08	2012	16.0815	18.4478	0
	08	2011	16.8957	16.0815	0

PIMCO Emerging Markets Bond Portfolio, Administrative Class	01	2020	32.6783	34.2938	49,962
	01	2019	28.9423	32.6783	56,139
	01	2018	30.8915	28.9423	65,899
	01	2017	28.5796	30.8915	78,084
	01	2016	25.6377	28.5796	92,558
	01	2015	26.6669	25.6377	112,258
	01	2014	26.7075	26.6669	157,061
	01	2013	29.1897	26.7075	201,735
	01	2012	25.1746	29.1897	237,097
	01	2011	24.0717	25.1746	268,573

	02	2020	31.5523	33.0456	22,277
	02	2019	28.0010	31.5523	24,258
	02	2018	29.9472	28.0010	25,650
	02	2017	27.7616	29.9472	30,902
	02	2016	24.9547	27.7616	40,525
	02	2015	26.0094	24.9547	50,640
	02	2014	26.1021	26.0094	59,136
	02	2013	28.5862	26.1021	70,157
	02	2012	24.7046	28.5862	79,571
	02	2011	23.6704	24.7046	73,470

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	31.2775	32.7413	529
	03	2019	27.7711	31.2775	535
	03	2018	29.7164	27.7711	583
	03	2017	27.5614	29.7164	629
	03	2016	24.7873	27.5614	676
	03	2015	25.8481	24.7873	714
	03	2014	25.9534	25.8481	754
	03	2013	28.4378	25.9534	879
	03	2012	24.5889	28.4378	847
	03	2011	23.5714	24.5889	6,734

	04	2020	30.4629	31.8404	27,881
	04	2019	27.0887	30.4629	28,921
	04	2018	29.0301	27.0887	30,641
	04	2017	26.9656	29.0301	31,951
	04	2016	24.2886	26.9656	32,779
	04	2015	25.3669	24.2886	44,915
	04	2014	25.5094	25.3669	50,470
	04	2013	27.9942	25.5094	61,765
	04	2012	24.2426	27.9942	69,398
	04	2011	23.2750	24.2426	73,062

	05	2020	30.1945	31.5434	0
	05	2019	26.8640	30.1945	0
	05	2018	28.8044	26.8640	0
	05	2017	26.7698	28.8044	0
	05	2016	24.1246	26.7698	0
	05	2015	25.2085	24.1246	0
	05	2014	25.3630	25.2085	0
	05	2013	27.8478	25.3630	0
	05	2012	24.1283	27.8478	0
	05	2011	23.1770	24.1283	0

	06	2020	29.4092	30.6770	0
	06	2019	26.2044	29.4092	0
	06	2018	28.1394	26.2044	0
	06	2017	26.1910	28.1394	0
	06	2016	23.6392	26.1910	103
	06	2015	24.7392	23.6392	258
	06	2014	24.9290	24.7392	134
	06	2013	27.4133	24.9290	144
	06	2012	23.7884	27.4133	159
	06	2011	22.8856	23.7884	173

	07	2020	20.7450	21.6284	0
	07	2019	18.4937	20.7450	0
	07	2018	19.8694	18.4937	0
	07	2017	18.5029	19.8694	0
	07	2016	16.7087	18.5029	0
	07	2015	17.4952	16.7087	0
	07	2014	17.6384	17.4952	0
	07	2013	19.4061	17.6384	0
	07	2012	16.8487	19.4061	5,267
	07	2011	16.2174	16.8487	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	08	2020	20.0507	20.8621	0
	08	2019	17.9111	20.0507	0
	08	2018	19.2828	17.9111	0
	08	2017	17.9931	19.2828	0
	08	2016	16.2816	17.9931	0
	08	2015	17.0829	16.2816	0
	08	2014	17.2581	17.0829	0
	08	2013	19.0266	17.2581	0
	08	2012	16.5532	19.0266	0
	08	2011	15.9656	16.5532	0

PIMCO StocksPLUS® Global Portfolio, Advisor Class	01	2020	16.0386	17.8302	8,835
	01	2019	12.7870	16.0386	9,746
	01	2018	14.5669	12.7870	13,719
	01	2017	12.0417	14.5669	14,159
	01	2016	11.3632	12.0417	9,306
	01	2015	12.6990	11.3632	9,917
	01	2014	12.7962	12.6990	9,641
	01	2013	10.9155	12.7962	577
	01	2012	10.1116	10.9155	0
	01	2011	10.0000	10.1116	0

	02	2020	15.7716	17.4982	0
	02	2019	12.5993	15.7716	0
	02	2018	14.3821	12.5993	0
	02	2017	11.9127	14.3821	967
	02	2016	11.2645	11.9127	377
	02	2015	12.6143	11.2645	397
	02	2014	12.7368	12.6143	0
	02	2013	10.8870	12.7368	0
	02	2012	10.1058	10.8870	0
	02	2011	10.0000	10.1058	0

	03	2020	15.7055	17.4161	77
	03	2019	12.5529	15.7055	0
	03	2018	14.3364	12.5529	0
	03	2017	11.8808	14.3364	0
	03	2016	11.2400	11.8808	0
	03	2015	12.5933	11.2400	0
	03	2014	12.7221	12.5933	0
	03	2013	10.8799	12.7221	0
	03	2012	10.1044	10.8799	0
	03	2011	10.0000	10.1044	0

	04	2020	15.5084	17.1715	0
	04	2019	12.4140	15.5084	0
	04	2018	14.1993	12.4140	0
	04	2017	11.7850	14.1993	0
	04	2016	11.1664	11.7850	0
	04	2015	12.5300	11.1664	0
	04	2014	12.6776	12.5300	0
	04	2013	10.8585	12.6776	0
	04	2012	10.1000	10.8585	0
	04	2011	10.0000	10.1000	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	15.4424	17.0895	0
	05	2019	12.3676	15.4424	0
	05	2018	14.1536	12.3676	0
	05	2017	11.7532	14.1536	0
	05	2016	11.1420	11.7532	0
	05	2015	12.5090	11.1420	0
	05	2014	12.6628	12.5090	0
	05	2013	10.8514	12.6628	0
	05	2012	10.0986	10.8514	0
	05	2011	10.0000	10.0986	0

	06	2020	15.2491	16.8503	0
	06	2019	12.2311	15.2491	0
	06	2018	14.0184	12.2311	0
	06	2017	11.6583	14.0184	0
	06	2016	11.0690	11.6583	0
	06	2015	12.4462	11.0690	0
	06	2014	12.6185	12.4462	0
	06	2013	10.8300	12.6185	0
	06	2012	10.0943	10.8300	0
	06	2011	10.0000	10.0943	0

	07	2020	15.1849	16.7710	0
	07	2019	12.1857	15.1849	0
	07	2018	13.9736	12.1857	0
	07	2017	11.6269	13.9736	0
	07	2016	11.0448	11.6269	0
	07	2015	12.4253	11.0448	0
	07	2014	12.6038	12.4253	0
	07	2013	10.8229	12.6038	0
	07	2012	10.0928	10.8229	0
	07	2011	10.0000	10.0928	0

	08	2020	14.9302	16.4561	0
	08	2019	12.0057	14.9302	0
	08	2018	13.7952	12.0057	0
	08	2017	11.5017	13.7952	0
	08	2016	10.9483	11.5017	0
	08	2015	12.3420	10.9483	0
	08	2014	12.5450	12.3420	0
	08	2013	10.7945	12.5450	0
	08	2012	10.0870	10.7945	0
	08	2011	10.0000	10.0870	0

PIMCO Global Managed Allocation Portfolio, Advisor Class	01	2020	13.5031	15.5000	5,918,699
	01	2019	11.7381	13.5031	6,705,175
	01	2018	12.6450	11.7381	7,551,478
	01	2017	11.2779	12.6450	8,413,056
	01	2016	11.0345	11.2779	9,737,231
	01	2015	11.2487	11.0345	11,024,375
	01	2014	10.9375	11.2487	12,811,291
	01	2013	12.0762	10.9375	18,045,188
	01	2012	11.2893	12.0762	23,895,544
	01	2011	11.6886	11.2893	25,590,331

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	13.2218	15.1468	134,112
	02	2019	11.5167	13.2218	145,926
	02	2018	12.4316	11.5167	161,663
	02	2017	11.1097	12.4316	197,608
	02	2016	10.8922	11.1097	248,844
	02	2015	11.1263	10.8922	280,552
	02	2014	10.8405	11.1263	301,734
	02	2013	11.9935	10.8405	561,396
	02	2012	11.2350	11.9935	828,744
	02	2011	11.6560	11.2350	951,579

	03	2020	13.1526	15.0598	420
	03	2019	11.4621	13.1526	420
	03	2018	12.3789	11.4621	420
	03	2017	11.0682	12.3789	461
	03	2016	10.8570	11.0682	3,769
	03	2015	11.0960	10.8570	3,812
	03	2014	10.8165	11.0960	4,279
	03	2013	11.9730	10.8165	14,982
	03	2012	11.2215	11.9730	22,903
	03	2011	11.6479	11.2215	20,167

	04	2020	12.9458	14.8007	1,325,175
	04	2019	11.2989	12.9458	1,476,517
	04	2018	12.2213	11.2989	1,643,512
	04	2017	10.9438	12.2213	1,835,097
	04	2016	10.7514	10.9438	2,137,269
	04	2015	11.0049	10.7514	2,409,552
	04	2014	10.7441	11.0049	2,838,953
	04	2013	11.9112	10.7441	4,012,766
	04	2012	11.1808	11.9112	4,975,848
	04	2011	11.6234	11.1808	5,360,212

	05	2020	12.8770	14.7144	0
	05	2019	11.2447	12.8770	0
	05	2018	12.1690	11.2447	0
	05	2017	10.9026	12.1690	0
	05	2016	10.7164	10.9026	0
	05	2015	10.9747	10.7164	0
	05	2014	10.7202	10.9747	0
	05	2013	11.8907	10.7202	0
	05	2012	11.1673	11.8907	4,489
	05	2011	11.6153	11.1673	4,771

	06	2020	12.6752	14.4620	0
	06	2019	11.0850	12.6752	0
	06	2018	12.0142	11.0850	347
	06	2017	10.7801	12.0142	1,031
	06	2016	10.6122	10.7801	1,125
	06	2015	10.8847	10.6122	1,733
	06	2014	10.6485	10.8847	2,138
	06	2013	11.8293	10.6485	2,768
	06	2012	11.1268	11.8293	7,755
	06	2011	11.5909	11.1268	5,202

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	12.6084	14.3786	0
	07	2019	11.0321	12.6084	0
	07	2018	11.9630	11.0321	0
	07	2017	10.7395	11.9630	0
	07	2016	10.5777	10.7395	0
	07	2015	10.8548	10.5777	0
	07	2014	10.6247	10.8548	0
	07	2013	11.8089	10.6247	0
	07	2012	11.1133	11.8089	0
	07	2011	11.5828	11.1133	0

	08	2020	12.3439	14.6484	0
	08	2019	10.8227	12.3439	0
	08	2018	11.7598	10.8227	0
	08	2017	10.5785	11.7598	0
	08	2016	10.4405	10.5785	0
	08	2015	10.7360	10.4405	0
	08	2014	10.5300	10.7360	0
	08	2013	11.7276	10.5300	0
	08	2012	11.0595	11.7276	0
	08	2011	11.5503	11.0595	0

PIMCO Real Return Portfolio, Administrative Class	01	2020	16.3047	17.9148	620,010
	01	2019	15.2863	16.3047	688,915
	01	2018	15.8938	15.2863	744,528
	01	2017	15.5889	15.8938	911,244
	01	2016	15.0671	15.5889	986,597
	01	2015	15.7460	15.0671	1,084,490
	01	2014	15.5288	15.7460	1,255,776
	01	2013	17.3926	15.5288	1,477,737
	01	2012	16.2611	17.3926	1,565,648
	01	2011	14.8041	16.2611	1,848,468

	02	2020	15.7379	17.2574	269,968
	02	2019	14.7846	15.7379	316,577
	02	2018	15.4031	14.7846	352,084
	02	2017	15.1380	15.4031	399,827
	02	2016	14.6611	15.1380	430,825
	02	2015	15.3529	14.6611	481,617
	02	2014	15.1720	15.3529	572,243
	02	2013	17.0277	15.1720	705,764
	02	2012	15.9525	17.0277	901,145
	02	2011	14.5526	15.9525	1,030,954

	03	2020	15.5996	17.0971	6,887
	03	2019	14.6620	15.5996	7,257
	03	2018	15.2832	14.6620	7,322
	03	2017	15.0277	15.2832	12,563
	03	2016	14.5617	15.0277	16,204
	03	2015	15.2565	14.5617	16,769

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	15.0844	15.2565	19,359
	03	2013	16.9380	15.0844	20,648
	03	2012	15.8766	16.9380	26,011
	03	2011	14.4907	15.8766	31,463

	04	2020	15.1897	16.6227	67,494
	04	2019	14.2983	15.1897	72,038
	04	2018	14.9267	14.2983	74,486
	04	2017	14.6993	14.9267	81,921
	04	2016	14.2653	14.6993	84,111
	04	2015	14.9689	14.2653	90,063
	04	2014	14.8228	14.9689	106,399
	04	2013	16.6698	14.8228	126,043
	04	2012	15.6493	16.6698	144,174
	04	2011	14.3051	15.6493	158,902

	05	2020	15.0547	16.4664	755
	05	2019	14.1787	15.0547	752
	05	2018	14.8095	14.1787	677
	05	2017	14.5915	14.8095	700
	05	2016	14.1679	14.5915	630
	05	2015	14.8743	14.1679	583
	05	2014	14.7367	14.8743	595
	05	2013	16.5814	14.7367	586
	05	2012	15.5743	16.5814	460
	05	2011	14.2437	15.5743	443

	06	2020	14.6597	16.0103	3,935
	06	2019	13.8272	14.6597	4,111
	06	2018	14.4641	13.8272	6,529
	06	2017	14.2726	14.4641	6,826
	06	2016	13.8795	14.2726	7,239
	06	2015	14.5940	13.8795	7,267
	06	2014	14.4810	14.5940	13,255
	06	2013	16.3188	14.4810	14,823
	06	2012	15.3513	16.3188	22,259
	06	2011	14.0613	15.3513	22,710

	07	2020	13.2187	14.4293	0
	07	2019	12.4744	13.2187	0
	07	2018	13.0556	12.4744	0
	07	2017	12.8892	13.0556	0
	07	2016	12.5407	12.8892	0
	07	2015	13.1929	12.5407	0
	07	2014	13.0975	13.1929	0
	07	2013	14.7672	13.0975	467
	07	2012	13.8988	14.7672	3,183
	07	2011	12.7374	13.8988	3,731

	08	2020	12.7763	13.9181	0
	08	2019	12.0814	12.7763	0
	08	2018	12.6701	12.0814	0
	08	2017	12.5340	12.6701	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	12.2201	12.5340	0
	08	2015	12.8820	12.2201	0
	08	2014	12.8151	12.8820	0
	08	2013	14.4785	12.8151	0
	08	2012	13.6551	14.4785	0
	08	2011	12.5396	13.6551	0

PIMCO Total Return Portfolio, Administrative Class	01	2020	17.4681	18.6680	2,356,277
	01	2019	16.3885	17.4681	2,605,010
	01	2018	16.7528	16.3885	2,838,328
	01	2017	16.2339	16.7528	3,446,884
	01	2016	16.0750	16.2339	3,798,559
	01	2015	16.2713	16.0750	4,012,516
	01	2014	15.8649	16.2713	4,681,474
	01	2013	16.4538	15.8649	5,648,739
	01	2012	15.2653	16.4538	6,279,656
	01	2011	14.9797	15.2653	7,637,595

	02	2020	16.8609	17.9829	1,425,656
	02	2019	15.8505	16.8609	1,576,479
	02	2018	16.2356	15.8505	1,761,100
	02	2017	15.7643	16.2356	2,098,622
	02	2016	15.6418	15.7643	2,333,099
	02	2015	15.8651	15.6418	2,469,775
	02	2014	15.5004	15.8651	2,847,028
	02	2013	16.1086	15.5004	3,297,074
	02	2012	14.9756	16.1086	3,521,017
	02	2011	14.7253	14.9756	4,240,404

	03	2020	16.7128	17.8159	37,777
	03	2019	15.7192	16.7128	37,667
	03	2018	16.1092	15.7192	42,688
	03	2017	15.6494	16.1092	51,386
	03	2016	15.5358	15.6494	52,488
	03	2015	15.7656	15.5358	55,378
	03	2014	15.4109	15.7656	58,177
	03	2013	16.0237	15.4109	71,293
	03	2012	14.9043	16.0237	55,691
	03	2011	14.6626	14.9043	73,442

	04	2020	16.2736	17.3216	375,234
	04	2019	15.3292	16.2736	395,579
	04	2018	15.7334	15.3292	430,127
	04	2017	15.3075	15.7334	488,725
	04	2016	15.2196	15.3075	506,134
	04	2015	15.4684	15.2196	516,347
	04	2014	15.1437	15.4684	612,097
	04	2013	15.7700	15.1437	719,767
	04	2012	14.6910	15.7700	715,573
	04	2011	14.4748	14.6910	857,357

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	16.1290	17.1587	3,753
	05	2019	15.2009	16.1290	3,875
	05	2018	15.6099	15.2009	3,928
	05	2017	15.1952	15.6099	4,167
	05	2016	15.1156	15.1952	4,270
	05	2015	15.3706	15.1156	6,947
	05	2014	15.0556	15.3706	7,899
	05	2013	15.6863	15.0556	11,947
	05	2012	14.6205	15.6863	21,426
	05	2011	14.4127	14.6205	25,119

	06	2020	15.7058	16.6835	8,303
	06	2019	14.8242	15.7058	12,617
	06	2018	15.2459	14.8242	15,385
	06	2017	14.8631	15.2459	15,873
	06	2016	14.8080	14.8631	21,263
	06	2015	15.0809	14.8080	21,660
	06	2014	14.7945	15.0809	28,267
	06	2013	15.4379	14.7945	34,822
	06	2012	14.4112	15.4379	48,216
	06	2011	14.2281	14.4112	54,104

	07	2020	14.6019	15.5030	0
	07	2019	13.7891	14.6019	0
	07	2018	14.1886	13.7891	0
	07	2017	13.8394	14.1886	0
	07	2016	13.7951	13.8394	421
	07	2015	14.0565	13.7951	479
	07	2014	13.7966	14.0565	558
	07	2013	14.4040	13.7966	7,879
	07	2012	13.4529	14.4040	36,757
	07	2011	13.2888	13.4529	38,400

	08	2020	14.1133	14.9538	0
	08	2019	13.3548	14.1133	0
	08	2018	13.7698	13.3548	0
	08	2017	13.4580	13.7698	0
	08	2016	13.4425	13.4580	0
	08	2015	13.7253	13.4425	0
	08	2014	13.4991	13.7253	0
	08	2013	14.1223	13.4991	163
	08	2012	13.2170	14.1223	2,751
	08	2011	13.0824	13.2170	3,569

PIMCO All Asset Portfolio, Administrative Class	01	2020	15.4870	16.4520	445,316
	01	2019	14.0720	15.4870	484,478
	01	2018	15.1267	14.0720	503,190
	01	2017	13.5449	15.1267	593,640
	01	2016	12.1952	13.5449	614,894
	01	2015	13.6243	12.1952	712,308
	01	2014	13.7876	13.6243	913,789
	01	2013	13.9807	13.7876	1,009,232
	01	2012	12.3679	13.9807	720,171
	01	2011	12.3338	12.3679	62,537

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	15.0475	15.9531	42,244
	02	2019	13.7002	15.0475	45,575
	02	2018	14.7567	13.7002	62,807
	02	2017	13.2401	14.7567	70,147
	02	2016	11.9451	13.2401	73,324
	02	2015	13.3721	11.9451	81,537
	02	2014	13.5600	13.3721	109,614
	02	2013	13.7780	13.5600	117,500
	02	2012	12.2135	13.7780	134,611
	02	2011	12.2046	12.2135	92,301

	03	2020	14.9399	15.8310	196
	03	2019	13.6090	14.9399	245
	03	2018	14.6660	13.6090	301
	03	2017	13.1653	14.6660	359
	03	2016	11.8836	13.1653	506
	03	2015	13.3101	11.8836	667
	03	2014	13.5039	13.3101	704
	03	2013	13.7279	13.5039	719
	03	2012	12.1754	13.7279	709
	03	2011	12.1726	12.1754	2,106

	04	2020	14.6198	15.4684	167,861
	04	2019	13.3375	14.6198	173,933
	04	2018	14.3952	13.3375	184,259
	04	2017	12.9417	14.3952	191,509
	04	2016	11.6998	12.9417	178,207
	04	2015	13.1242	11.6998	214,480
	04	2014	13.3358	13.1242	271,354
	04	2013	13.5778	13.3358	409,041
	04	2012	12.0608	13.5778	172,508
	04	2011	12.0766	12.0608	37,421

	05	2020	14.5139	15.3483	0
	05	2019	13.2478	14.5139	0
	05	2018	14.3058	13.2478	0
	05	2017	12.8681	14.3058	0
	05	2016	11.6391	12.8681	0
	05	2015	13.0629	11.6391	0
	05	2014	13.2802	13.0629	0
	05	2013	13.5282	13.2802	0
	05	2012	12.0229	13.5282	0
	05	2011	12.0447	12.0229	0

	06	2020	14.2034	14.9975	0
	06	2019	12.9838	14.2034	0
	06	2018	14.0418	12.9838	339
	06	2017	12.6495	14.0418	1,006
	06	2016	11.4590	12.6495	2,212
	06	2015	12.8805	11.4590	2,913
	06	2014	13.1149	12.8805	5,852
	06	2013	13.3803	13.1149	8,155
	06	2012	11.9098	13.3803	8,841
	06	2011	11.9497	11.9098	6,855

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	14.1012	14.8820	0
	07	2019	12.8968	14.1012	0
	07	2018	13.9548	12.8968	0
	07	2017	12.5775	13.9548	0
	07	2016	11.3996	12.5775	0
	07	2015	12.8202	11.3996	0
	07	2014	13.0602	12.8202	0
	07	2013	13.3313	13.0602	0
	07	2012	11.8723	13.3313	317
	07	2011	11.9181	11.8723	0

	08	2020	13.6984	14.4276	0
	08	2019	12.5539	13.6984	0
	08	2018	13.6116	12.5539	0
	08	2017	12.2930	13.6116	0
	08	2016	11.1645	12.2930	0
	08	2015	12.5817	11.1645	0
	08	2014	12.8435	12.5817	0
	08	2013	13.1369	12.8435	0
	08	2012	11.7233	13.1369	0
	08	2011	11.7926	11.7233	0

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	01	2020	5.4699	5.4524	1,254,021
	01	2019	4.9909	5.4699	1,289,268
	01	2018	5.9101	4.9909	1,371,971
	01	2017	5.8822	5.9101	1,556,625
	01	2016	5.1937	5.8822	1,597,274
	01	2015	7.1082	5.1937	1,978,556
	01	2014	8.8600	7.1082	1,767,527
	01	2013	10.5613	8.8600	1,845,917
	01	2012	10.1900	10.5613	2,064,744
	01	2011	11.2077	10.1900	2,231,043

	02	2020	5.3147	5.2870	573,546
	02	2019	4.8590	5.3147	596,650
	02	2018	5.7655	4.8590	609,514
	02	2017	5.7498	5.7655	675,574
	02	2016	5.0872	5.7498	677,522
	02	2015	6.9766	5.0872	814,543
	02	2014	8.7138	6.9766	690,939
	02	2013	10.4081	8.7138	702,588
	02	2012	10.0628	10.4081	717,959
	02	2011	11.0903	10.0628	874,469

	03	2020	5.2766	5.2465	7,512
	03	2019	4.8266	5.2766	7,681
	03	2018	5.7300	4.8266	10,204
	03	2017	5.7173	5.7300	11,847
	03	2016	5.0610	5.7173	14,342
	03	2015	6.9442	5.0610	16,736
	03	2014	8.6777	6.9442	13,312
	03	2013	10.3703	8.6777	16,449
	03	2012	10.0314	10.3703	13,197
	03	2011	11.0612	10.0314	15,695

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	5.1635	5.1262	163,546
	04	2019	4.7302	5.1635	161,978
	04	2018	5.6242	4.7302	188,230
	04	2017	5.6201	5.6242	208,165
	04	2016	4.9826	5.6201	203,976
	04	2015	6.8472	4.9826	275,808
	04	2014	8.5696	6.8472	246,422
	04	2013	10.2568	8.5696	251,730
	04	2012	9.9370	10.2568	263,574
	04	2011	10.9739	9.9370	257,433

	05	2020	5.1261	5.0864	2,524
	05	2019	4.6984	5.1261	2,231
	05	2018	5.5893	4.6984	1,972
	05	2017	5.5881	5.5893	1,928
	05	2016	4.9568	5.5881	1,634
	05	2015	6.8152	4.9568	1,691
	05	2014	8.5339	6.8152	1,250
	05	2013	10.2193	8.5339	1,002
	05	2012	9.9057	10.2193	748
	05	2011	10.9449	9.9057	716

	06	2020	5.0164	4.9701	0
	06	2019	4.6048	5.0164	0
	06	2018	5.4861	4.6048	0
	06	2017	5.4932	5.4861	0
	06	2016	4.8801	5.4932	4,883
	06	2015	6.7200	4.8801	5,022
	06	2014	8.4276	6.7200	3,697
	06	2013	10.1075	8.4276	3,693
	06	2012	9.8124	10.1075	2,810
	06	2011	10.8585	9.8124	3,616

	07	2020	4.9803	4.9318	0
	07	2019	4.5739	4.9803	0
	07	2018	5.4521	4.5739	0
	07	2017	5.4619	5.4521	0
	07	2016	4.8547	5.4619	0
	07	2015	6.6886	4.8547	0
	07	2014	8.3925	6.6886	0
	07	2013	10.0705	8.3925	323
	07	2012	9.7816	10.0705	2,401
	07	2011	10.8298	9.7816	2,297

	08	2020	4.8380	4.7812	0
	08	2019	4.4522	4.8380	0
	08	2018	5.3179	4.4522	0
	08	2017	5.3383	5.3179	0
	08	2016	4.7546	5.3383	0
	08	2015	6.5640	4.7546	0
	08	2014	8.2532	6.5640	0
	08	2013	9.9237	8.2532	0
	08	2012	9.6587	9.9237	0
	08	2011	10.7158	9.6587	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Putnam VT Multi Asset Absolute Return Fund, Class IB	01	2020	10.3675	9.4442	246,598
	01	2019	9.9524	10.3675	253,453
	01	2018	10.9805	9.9524	284,845
	01	2017	10.4354	10.9805	387,339
	01	2016	10.5369	10.4354	481,045
	01	2015	10.7717	10.5369	573,803
	01	2014	10.5456	10.7717	547,289
	01	2013	10.3021	10.5456	601,915
	01	2012	10.0371	10.3021	112,406
	01	2011	10.0000	10.0371	1,094

	02	2020	10.1949	9.2683	15,819
	02	2019	9.8063	10.1949	13,918
	02	2018	10.8412	9.8063	15,160
	02	2017	10.3237	10.8412	50,255
	02	2016	10.4453	10.3237	20,959
	02	2015	10.6999	10.4453	18,214
	02	2014	10.4967	10.6999	13,106
	02	2013	10.2752	10.4967	10,307
	02	2012	10.0314	10.2752	7,915
	02	2011	10.0000	10.0314	0

	03	2020	10.1522	9.2248	0
	03	2019	9.7702	10.1522	0
	03	2018	10.8067	9.7702	0
	03	2017	10.2961	10.8067	0
	03	2016	10.4426	10.2961	0
	03	2015	10.6820	10.4426	0
	03	2014	10.4845	10.6820	0
	03	2013	10.2685	10.4845	0
	03	2012	10.0300	10.2685	0
	03	2011	10.0000	10.0300	0

	04	2020	10.0248	9.0952	48,121
	04	2019	9.6621	10.0248	54,314
	04	2018	10.7033	9.6621	51,798
	04	2017	10.2130	10.7033	56,840
	04	2016	10.3544	10.2130	47,347
	04	2015	10.6284	10.3544	54,381
	04	2014	10.4478	10.6284	47,501
	04	2013	10.2482	10.4478	102,331
	04	2012	10.0257	10.2482	13,750
	04	2011	10.0000	10.0257	11,825

	05	2020	9.9821	9.0518	3,871
	05	2019	9.6260	9.9821	4,138
	05	2018	10.6690	9.6260	4,375
	05	2017	10.1855	10.6690	4,678
	05	2016	10.3318	10.1855	4,972
	05	2015	10.6106	10.3318	5,311
	05	2014	10.4357	10.6106	5,665
	05	2013	10.2415	10.4357	7,470
	05	2012	10.0243	10.2415	0
	05	2011	10.0000	10.0243	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	06	2020	9.8571	8.9251	0
	06	2019	9.5197	9.8571	0
	06	2018	10.5670	9.5197	0
	06	2017	10.1033	10.5670	0
	06	2016	10.2641	10.1033	0
	06	2015	10.5573	10.2641	0
	06	2014	10.3992	10.5573	0
	06	2013	10.2214	10.3992	0
	06	2012	10.0200	10.2214	0
	06	2011	10.0000	10.0200	0

	07	2020	9.8157	8.8831	0
	07	2019	9.4844	9.8157	0
	07	2018	10.5332	9.4844	0
	07	2017	10.0760	10.5332	0
	07	2016	10.2417	10.0760	0
	07	2015	10.5396	10.2417	0
	07	2014	10.3870	10.5396	0
	07	2013	10.2147	10.3870	0
	07	2012	10.0185	10.2147	0
	07	2011	10.0000	10.0185	0

	08	2020	9.6511	8.7163	0
	08	2019	9.3443	9.6511	0
	08	2018	10.3988	9.3443	0
	08	2017	9.9676	10.3988	0
	08	2016	10.1522	9.9676	0
	08	2015	10.4689	10.1522	0
	08	2014	10.3386	10.4689	0
	08	2013	10.1878	10.3386	0
	08	2012	10.0128	10.1878	0
	08	2011	10.0000	10.0128	0

Putnam VT Equity Income Fund, Class IB	01	2020	26.0780	27.1359	202,216
	01	2019	20.3322	26.0780	184,033
	01	2018	22.5920	20.3322	199,106
	01	2017	19.3386	22.5920	209,803
	01	2016	17.3023	19.3386	235,572
	01	2015	18.1447	17.3023	269,698
	01	2014	16.3758	18.1447	264,767
	01	2013	12.5743	16.3758	218,454
	01	2012	10.7174	12.5743	68,495
	01	2011	10.0000	10.7174	9,681

	02	2020	25.6438	26.6306	67,460
	02	2019	20.0338	25.6438	67,063
	02	2018	22.3054	20.0338	73,162
	02	2017	19.1317	22.3054	80,783
	02	2016	17.1520	19.1317	79,481
	02	2015	18.0238	17.1520	103,257
	02	2014	16.2998	18.0238	79,169
	02	2013	12.5415	16.2998	60,263
	02	2012	10.7113	12.5415	18,577
	02	2011	10.0000	10.7113	4,091

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	25.5366	26.5058	1,319
	03	2019	19.9600	25.5366	1,779
	03	2018	22.2345	19.9600	2,317
	03	2017	19.0804	22.2345	2,595
	03	2016	17.1148	19.0804	5,043
	03	2015	17.9937	17.1148	5,799
	03	2014	16.2809	17.9937	6,167
	03	2013	12.5333	16.2809	2,787
	03	2012	10.7098	12.5333	2,269
	03	2011	10.0000	10.7098	0

	04	2020	25.2160	26.1335	26,487
	04	2019	19.7392	25.2160	32,135
	04	2018	22.0219	19.7392	40,215
	04	2017	18.9265	22.0219	27,461
	04	2016	17.0028	18.9265	23,485
	04	2015	17.9034	17.0028	65,753
	04	2014	16.2241	17.9034	75,464
	04	2013	12.5087	16.2241	87,215
	04	2012	10.7052	12.5087	23,616
	04	2011	10.0000	10.7052	0

	05	2020	25.1087	26.0087	0
	05	2019	19.6655	25.1087	0
	05	2018	21.9512	19.6655	0
	05	2017	18.8755	21.9512	0
	05	2016	16.9656	18.8755	0
	05	2015	17.8734	16.9656	0
	05	2014	16.2051	17.8734	0
	05	2013	12.5004	16.2051	0
	05	2012	10.7037	12.5004	0
	05	2011	10.0000	10.7037	0

	06	2020	24.7945	25.6448	0
	06	2019	19.4484	24.7945	3,130
	06	2018	21.7415	19.4484	3,530
	06	2017	18.7232	21.7415	3,424
	06	2016	16.8545	18.7232	3,518
	06	2015	17.7836	16.8545	3,622
	06	2014	16.1485	17.7836	0
	06	2013	12.4759	16.1485	0
	06	2012	10.6991	12.4759	0
	06	2011	10.0000	10.6991	0

	07	2020	24.6902	25.5240	0
	07	2019	19.3763	24.6902	0
	07	2018	21.6719	19.3763	0
	07	2017	18.6727	21.6719	0
	07	2016	16.8177	18.6727	0
	07	2015	17.7538	16.8177	0
	07	2014	16.1296	17.7538	0
	07	2013	12.4677	16.1296	0
	07	2012	10.6975	12.4677	12,512
	07	2011	10.0000	10.6975	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	08	2020	24.2761	25.0449	0
	08	2019	19.0900	24.2761	0
	08	2018	21.3953	19.0900	0
	08	2017	18.4718	21.3953	0
	08	2016	16.6708	18.4718	0
	08	2015	17.6348	16.6708	0
	08	2014	16.0544	17.6348	0
	08	2013	12.4349	16.0544	0
	08	2012	10.6914	12.4349	0
	08	2011	10.0000	10.6914	0

Rational Trend Aggregation VA Fund	01	2020	13.9719	13.9060	3,696
	01	2019	13.2396	13.9719	3,521
	01	2018	14.1070	13.2396	3,863
	01	2017	14.5741	14.1070	4,436
	01	2016	13.8532	14.5741	4,547
	01	2015	14.5297	13.8532	5,991
	01	2014	13.4108	14.5297	21,463
	01	2013	11.3667	13.4108	51,164
	01	2012	10.3694	11.3667	77,964
	01	2011	9.8466	10.3694	77,596

	02	2020	13.6344	13.5429	2,098
	02	2019	12.9457	13.6344	2,069
	02	2018	13.8217	12.9457	2,091
	02	2017	14.3081	13.8217	2,231
	02	2016	13.6280	14.3081	2,143
	02	2015	14.3227	13.6280	2,374
	02	2014	13.2467	14.3227	2,465
	02	2013	11.2504	13.2467	7,543
	02	2012	10.2844	11.2504	8,254
	02	2011	9.7858	10.2844	8,717

	03	2020	13.5515	13.4537	0
	03	2019	12.8735	13.5515	0
	03	2018	13.7515	12.8735	0
	03	2017	14.2426	13.7515	0
	03	2016	13.5725	14.2426	0
	03	2015	14.2716	13.5725	0
	03	2014	13.2061	14.2716	0
	03	2013	11.2217	13.2061	1,899
	03	2012	10.2633	11.2217	2,074
	03	2011	9.7707	10.2633	2,256

	04	2020	13.3043	13.1884	0
	04	2019	12.6578	13.3043	0
	04	2018	13.5416	12.6578	0
	04	2017	14.0464	13.5416	0
	04	2016	13.4061	14.0464	0
	04	2015	14.1182	13.4061	0
	04	2014	13.0843	14.1182	0
	04	2013	11.1352	13.0843	1,036
	04	2012	10.1999	11.1352	1,059
	04	2011	9.7252	10.1999	1,079

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	13.2223	13.1002	0
	05	2019	12.5863	13.2223	0
	05	2018	13.4722	12.5863	0
	05	2017	13.9816	13.4722	0
	05	2016	13.3511	13.9816	0
	05	2015	14.0675	13.3511	0
	05	2014	13.0439	14.0675	0
	05	2013	11.1065	13.0439	0
	05	2012	10.1788	11.1065	0
	05	2011	9.7100	10.1788	0

	06	2020	12.9817	12.8427	0
	06	2019	12.3758	12.9817	0
	06	2018	13.2668	12.3758	0
	06	2017	13.7891	13.2668	0
	06	2016	13.1874	13.7891	0
	06	2015	13.9163	13.1874	0
	06	2014	12.9236	13.9163	0
	06	2013	11.0209	12.9236	0
	06	2012	10.1160	11.0209	0
	06	2011	9.6648	10.1160	0

	07	2020	12.9023	12.7576	0
	07	2019	12.3063	12.9023	0
	07	2018	13.1990	12.3063	0
	07	2017	13.7255	13.1990	0
	07	2016	13.1333	13.7255	0
	07	2015	13.8663	13.1333	0
	07	2014	12.8837	13.8663	0
	07	2013	10.9925	12.8837	0
	07	2012	10.0951	10.9925	0
	07	2011	9.6498	10.0951	0

	08	2020	12.5885	12.4220	0
	08	2019	12.0313	12.5885	0
	08	2018	12.9305	12.0313	0
	08	2017	13.4736	12.9305	0
	08	2016	12.9187	13.4736	0
	08	2015	13.6677	12.9187	0
	08	2014	12.7252	13.6677	0
	08	2013	10.8795	12.7252	0
	08	2012	10.0119	10.8795	0
	08	2011	9.5898	10.0119	0

Rational Insider Buying VA Fund	01	2020	18.5877	20.8654	3,264
	01	2019	15.2406	18.5877	3,628
	01	2018	16.6960	15.2406	5,271
	01	2017	14.4442	16.6960	5,588
	01	2016	13.2306	14.4442	7,567
	01	2015	14.4912	13.2306	10,155
	01	2014	15.0448	14.4912	32,948
	01	2013	11.5957	15.0448	68,771
	01	2012	9.6155	11.5957	106,803
	01	2011	9.8664	9.6155	129,303

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	18.1386	20.3205	2,053
	02	2019	14.9023	18.1386	2,368
	02	2018	16.3584	14.9023	2,700
	02	2017	14.1805	16.3584	2,825
	02	2016	13.0156	14.1805	3,247
	02	2015	14.2847	13.0156	3,707
	02	2014	14.8607	14.2847	3,734
	02	2013	11.4771	14.8607	5,873
	02	2012	9.5367	11.4771	7,019
	02	2011	9.8054	9.5367	7,982

	03	2020	18.0283	20.1868	0
	03	2019	14.8191	18.0283	0
	03	2018	16.2753	14.8191	0
	03	2017	14.1156	16.2753	0
	03	2016	12.9625	14.1156	0
	03	2015	14.2337	12.9625	0
	03	2014	14.8152	14.2337	0
	03	2013	11.4478	14.8152	0
	03	2012	9.5172	11.4478	0
	03	2011	9.7903	9.5172	0

	04	2020	17.6996	19.7887	0
	04	2019	14.5708	17.6996	0
	04	2018	16.0269	14.5708	0
	04	2017	13.9212	16.0269	0
	04	2016	12.8036	13.9212	0
	04	2015	14.0808	12.8036	0
	04	2014	14.6785	14.0808	0
	04	2013	11.3596	14.6785	464
	04	2012	9.4584	11.3596	3,212
	04	2011	9.7447	9.4584	3,269

	05	2020	17.5905	19.6565	0
	05	2019	14.4886	17.5905	0
	05	2018	15.9448	14.4886	0
	05	2017	13.8570	15.9448	0
	05	2016	12.7511	13.8570	0
	05	2015	14.0302	12.7511	0
	05	2014	14.6333	14.0302	0
	05	2013	11.3303	14.6333	0
	05	2012	9.4389	11.3303	0
	05	2011	9.7296	9.4389	0

	06	2020	17.2703	19.2698	0
	06	2019	14.2461	17.2703	0
	06	2018	15.7016	14.2461	0
	06	2017	13.6661	15.7016	0
	06	2016	12.5947	13.6661	0
	06	2015	13.8794	12.5947	0
	06	2014	14.4982	13.8794	0
	06	2013	11.2430	14.4982	0
	06	2012	9.3806	11.2430	0
	06	2011	9.6843	9.3806	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	17.1647	19.1424	0
	07	2019	14.1662	17.1647	0
	07	2018	15.6214	14.1662	0
	07	2017	13.6031	15.6214	0
	07	2016	12.5431	13.6031	0
	07	2015	13.8296	12.5431	0
	07	2014	14.4536	13.8296	0
	07	2013	11.2141	14.4536	0
	07	2012	9.3613	11.2141	0
	07	2011	9.6693	9.3613	0

	08	2020	16.7471	18.6387	0
	08	2019	13.8496	16.7471	0
	08	2018	15.3035	13.8496	0
	08	2017	13.3534	15.3035	0
	08	2016	12.3381	13.3534	0
	08	2015	13.6315	12.3381	0
	08	2014	14.2757	13.6315	0
	08	2013	11.0988	14.2757	0
	08	2012	9.2841	11.0988	0
	08	2011	9.6092	9.2841	0

Templeton Developing Markets VIP Fund, Class 2	01	2020	17.1806	19.8007	324,272
	01	2019	13.7872	17.1806	400,889
	01	2018	16.6489	13.7872	479,617
	01	2017	12.0553	16.6489	512,145
	01	2016	10.4371	12.0553	723,905
	01	2015	13.1998	10.4371	910,530
	01	2014	14.6508	13.1998	846,611
	01	2013	15.0352	14.6508	890,061
	01	2012	13.5105	15.0352	885,701
	01	2011	16.3254	13.5105	1,087,506

	02	2020	16.6930	19.2001	264,075
	02	2019	13.4228	16.6930	318,983
	02	2018	16.2417	13.4228	396,878
	02	2017	11.7840	16.2417	403,819
	02	2016	10.2229	11.7840	562,175
	02	2015	12.9554	10.2229	672,592
	02	2014	14.4088	12.9554	625,002
	02	2013	14.8171	14.4088	632,811
	02	2012	13.3418	14.8171	609,655
	02	2011	16.1544	13.3418	709,308

	03	2020	16.5736	19.0532	4,850
	03	2019	13.3335	16.5736	5,480
	03	2018	16.1418	13.3335	6,073
	03	2017	11.7174	16.1418	5,803
	03	2016	10.1703	11.7174	8,026
	03	2015	12.8953	10.1703	10,869
	03	2014	14.3492	12.8953	10,429
	03	2013	14.7633	14.3492	10,297
	03	2012	13.3001	14.7633	12,388
	03	2011	16.1122	13.3001	13,280

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	16.2184	18.6166	47,163
	04	2019	13.0674	16.2184	54,291
	04	2018	15.8437	13.0674	60,613
	04	2017	11.5183	15.8437	58,605
	04	2016	10.0129	11.5183	74,947
	04	2015	12.7152	10.0129	98,724
	04	2014	14.1705	12.7152	96,692
	04	2013	14.6018	14.1705	98,937
	04	2012	13.1749	14.6018	104,268
	04	2011	15.9849	13.1749	119,835

	05	2020	16.1009	18.4721	702
	05	2019	12.9795	16.1009	707
	05	2018	15.7453	12.9795	742
	05	2017	11.4527	15.7453	674
	05	2016	9.9610	11.4527	800
	05	2015	12.6557	9.9610	831
	05	2014	14.1115	12.6557	711
	05	2013	14.5484	14.1115	629
	05	2012	13.1335	14.5484	535
	05	2011	15.9428	13.1335	2,463

	06	2020	15.7564	18.0498	178
	06	2019	12.7208	15.7564	178
	06	2018	15.4547	12.7208	178
	06	2017	11.2582	15.4547	179
	06	2016	9.8068	11.2582	1,756
	06	2015	12.4790	9.8068	1,771
	06	2014	13.9358	12.4790	1,625
	06	2013	14.3893	13.9358	1,690
	06	2012	13.0099	14.3893	1,528
	06	2011	15.8169	13.0099	1,784

	07	2020	15.6429	17.9108	0
	07	2019	12.6355	15.6429	0
	07	2018	15.3590	12.6355	0
	07	2017	11.1941	15.3590	0
	07	2016	9.7559	11.1941	0
	07	2015	12.4206	9.7559	0
	07	2014	13.8777	12.4206	0
	07	2013	14.3366	13.8777	662
	07	2012	12.9689	14.3366	561
	07	2011	15.7752	12.9689	559

	08	2020	15.1961	17.3638	0
	08	2019	12.2995	15.1961	0
	08	2018	14.9811	12.2995	0
	08	2017	10.9408	14.9811	0
	08	2016	9.5547	10.9408	0
	08	2015	12.1894	9.5547	0
	08	2014	13.6473	12.1894	0
	08	2013	14.1275	13.6473	0
	08	2012	12.8061	14.1275	0
	08	2011	15.6091	12.8061	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Templeton Foreign VIP Fund, Class 2	01	2020	19.9656	19.4088	871,222
	01	2019	18.0394	19.9656	908,267
	01	2018	21.6928	18.0394	1,009,030
	01	2017	18.8999	21.6928	1,090,783
	01	2016	17.9304	18.8999	1,271,708
	01	2015	19.4971	17.9304	1,505,063
	01	2014	22.3076	19.4971	1,595,344
	01	2013	18.4448	22.3076	1,617,128
	01	2012	15.8634	18.4448	1,900,093
	01	2011	18.0485	15.8634	2,368,338

	02	2020	19.2714	18.6964	790,092
	02	2019	17.4471	19.2714	833,726
	02	2018	21.0299	17.4471	922,333
	02	2017	18.3530	21.0229	1,002,730
	02	2016	17.4471	18.3530	1,228,275
	02	2015	19.0103	17.4471	1,469,170
	02	2014	21.7950	19.0103	1,671,887
	02	2013	18.0576	21.7950	1,711,522
	02	2012	15.5622	18.0576	2,035,882
	02	2011	17.7420	15.5622	2,501,516

	03	2020	19.1021	18.5228	49,346

	03	2019	17.3025	19.1021	48,854
	03	2018	20.8593	17.3025	54,055
	03	2017	18.2193	20.8593	59,821
	03	2016	17.3288	18.2193	69,678
	03	2015	18.8910	17.3288	89,161
	03	2014	21.6691	18.8910	93,193
	03	2013	17.9625	21.6691	89,950
	03	2012	15.4881	17.9625	94,814
	03	2011	17.6664	15.4881	114,011

	04	2020	18.6000	18.0086	375,830
	04	2019	16.8732	18.6000	396,377
	04	2018	20.3725	16.8732	413,696
	04	2017	17.8210	20.3725	424,116
	04	2016	16.9760	17.8210	476,214
	04	2015	18.5348	16.9760	537,711
	04	2014	21.2933	18.5348	598,215
	04	2013	17.6780	21.2933	690,169
	04	2012	15.2663	17.6780	815,856
	04	2011	17.4401	15.2663	987,984

	05	2020	18.4347	17.8393	10,685
	05	2019	16.7320	18.4347	12,248
	05	2018	20.2126	16.7320	12,808
	05	2017	17.6903	20.2126	13,299
	05	2016	16.8601	17.6903	13,775
	05	2015	18.4177	16.8601	17,647
	05	2014	21.1695	18.4177	20,755
	05	2013	17.5842	21.1695	18,428
	05	2012	15.1931	17.5842	20,550
	05	2011	17.3654	15.1931	26,006

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	06	2020	17.9509	17.3450	22,497
	06	2019	16.3172	17.9509	27,228
	06	2018	19.7412	16.3172	28,980
	06	2017	17.3036	19.7412	34,599
	06	2016	16.5168	17.3036	45,882
	06	2015	18.0704	16.5168	49,268
	06	2014	20.8022	18.0704	59,113
	06	2013	17.3056	20.8022	76,712
	06	2012	14.9755	17.3056	113,809
	06	2011	17.1429	14.9755	131,978

	07	2020	18.1876	17.5649	0
	07	2019	16.5407	18.1876	783
	07	2018	20.0217	16.5407	3,105
	07	2017	17.5584	20.0217	3,528
	07	2016	16.7685	17.5584	4,410
	07	2015	18.3552	16.7685	5,414
	07	2014	21.1409	18.3552	5,773
	07	2013	17.5964	21.1409	29,221
	07	2012	15.2349	17.5964	54,872
	07	2011	17.4488	15.2349	81,640

	08	2020	17.5788	16.9424	0
	08	2019	16.0195	17.5788	229
	08	2018	19.4305	16.0195	229
	08	2017	17.0744	19.4305	324
	08	2016	16.3398	17.0744	378
	08	2015	17.9226	16.3398	428
	08	2014	20.6850	17.9226	451
	08	2013	17.2522	20.6850	1,524
	08	2012	14.9677	17.2522	4,250
	08	2011	17.1778	14.9677	4,971

Templeton Global Bond VIP Fund, Class 4	01	2020	10.5667	9.8362	72,384
	01	2019	10.5476	10.5667	79,301
	01	2018	10.5254	10.5476	84,401
	01	2017	10.5159	10.5254	85,432
	01	2016	10.3941	10.5159	89,444
	01	2015	11.0538	10.3941	111,251
	01	2014	11.0521	11.0538	207,465
	01	2013	11.0676	11.0521	155,207
	01	2012	9.7890	11.0676	110,519
	01	2011	10.0000	9.7890	1,024

	02	2020	10.3907	9.6530	26,701
	02	2019	10.3928	10.3907	26,025
	02	2018	10.3918	10.3928	23,566
	02	2017	10.4033	10.3918	27,232
	02	2016	10.3037	10.4033	33,491
	02	2015	10.9801	10.3037	46,753
	02	2014	11.0008	10.9801	48,087
	02	2013	11.0386	11.0008	34,607
	02	2012	9.7834	11.0386	13,910
	02	2011	10.0000	9.7834	1,205

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	10.3472	9.6077	1,178
	03	2019	10.3545	10.3472	1,064
	03	2018	10.3588	10.3545	1,414
	03	2017	10.3755	10.3588	1,642
	03	2016	10.2814	10.3755	3,661
	03	2015	10.9618	10.2814	5,712
	03	2014	10.9880	10.9618	5,691
	03	2013	11.0314	10.9880	3,051
	03	2012	9.7820	11.0314	1,301
	03	2011	10.0000	9.7820	0

	04	2020	10.2173	9.4728	80,633
	04	2019	10.2399	10.2173	77,934
	04	2018	10.2597	10.2399	85,864
	04	2017	10.2918	10.2597	76,083
	04	2016	10.2141	10.2918	24,102
	04	2015	10.9068	10.2141	23,574
	04	2014	10.9496	10.9068	23,589
	04	2013	11.0098	10.9496	11,679
	04	2012	9.7778	11.0098	41,780
	04	2011	10.0000	9.7778	0

	05	2020	10.1739	9.4275	0
	05	2019	10.2017	10.1739	0
	05	2018	10.2268	10.2017	0
	05	2017	10.2640	10.2268	0
	05	2016	10.1917	10.2640	0
	05	2015	10.8885	10.1917	0
	05	2014	10.9368	10.8885	0
	05	2013	11.0025	10.9368	0
	05	2012	9.7764	11.0025	0
	05	2011	10.0000	9.7764	0

	06	2020	10.0465	9.2956	1,278
	06	2019	10.0890	10.0465	1,278
	06	2018	10.1290	10.0890	1,278
	06	2017	10.1812	10.1290	1,278
	06	2016	10.1250	10.1812	1,279
	06	2015	10.8338	10.1250	1,280
	06	2014	10.8986	10.8338	1,812
	06	2013	10.9809	10.8986	1,813
	06	2012	9.7722	10.9809	1,814
	06	2011	10.0000	9.7722	0

	07	2020	10.0042	9.2518	0
	07	2019	10.0516	10.0042	0
	07	2018	10.0966	10.0516	0
	07	2017	10.1537	10.0966	0
	07	2016	10.1028	10.1537	0
	07	2015	10.8156	10.1028	0
	07	2014	10.8859	10.8156	0
	07	2013	10.9737	10.8859	0
	07	2012	9.7708	10.9737	0
	07	2011	10.0000	9.7708	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	08	2020	9.8364	9.0781	0
	08	2019	9.9030	9.8364	0
	08	2018	9.9677	9.9030	0
	08	2017	10.0444	9.9677	0
	08	2016	10.0146	10.0444	0
	08	2015	10.7431	10.0146	0
	08	2014	10.8351	10.7431	0
	08	2013	10.9448	10.8351	0
	08	2012	9.7653	10.9448	0
	08	2011	10.0000	9.7653	0

Templeton Growth VIP Fund, Class 2	01	2020	22.9894	23.9214	191,443
	01	2019	20.2979	22.9894	204,304
	01	2018	24.2388	20.2979	226,633
	01	2017	20.7960	24.2388	253,357
	01	2016	19.2893	20.7960	308,360
	01	2015	20.9734	19.2893	369,457
	01	2014	21.9431	20.9734	408,096
	01	2013	17.0547	21.9431	416,330
	01	2012	14.3245	17.0547	489,407
	01	2011	15.6565	14.3245	591,567

	02	2020	22.1971	23.0506	84,997
	02	2019	19.6376	22.1971	90,513
	02	2018	23.4977	19.6376	102,742
	02	2017	20.2006	23.4977	102,820
	02	2016	18.7753	20.2006	126,140
	02	2015	20.4562	18.7753	137,491
	02	2014	21.4457	20.4562	145,785
	02	2013	16.7020	21.4457	175,205
	02	2012	14.0570	16.7020	243,572
	02	2011	15.3954	14.0570	287,086

	03	2020	22.0038	22.8383	4,556
	03	2019	19.4764	22.0038	2,291
	03	2018	23.3166	19.4764	2,487
	03	2017	20.0550	23.3166	2,499
	03	2016	18.6493	20.0550	2,739
	03	2015	20.3294	18.6493	2,887
	03	2014	21.3235	20.3294	2,946
	03	2013	16.6152	21.3235	5,127
	03	2012	13.9911	16.6152	5,958
	03	2011	15.3311	13.9911	10,886

	04	2020	21.4305	22.2097	50,824
	04	2019	18.9976	21.4305	51,415
	04	2018	22.7786	18.9976	61,479
	04	2017	19.6213	22.7786	60,030
	04	2016	18.2740	19.6213	69,818
	04	2015	19.9508	18.2740	78,278
	04	2014	20.9585	19.9508	87,854
	04	2013	16.3559	20.9585	92,963
	04	2012	13.7940	16.3559	124,651
	04	2011	15.1382	13.7940	142,578

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	05	2020	21.2417	22.0025	0
	05	2019	18.8401	21.2417	0
	05	2018	22.6009	18.8401	0
	05	2017	19.4788	22.6009	0
	05	2016	18.1506	19.4788	0
	05	2015	19.8262	18.1506	0
	05	2014	20.8383	19.8262	0
	05	2013	16.2704	20.8383	0
	05	2012	13.7289	16.2704	0
	05	2011	15.0745	13.7289	2,087

	06	2020	20.6892	21.3981	4,518
	06	2019	18.3774	20.6892	4,604
	06	2018	22.0791	18.3774	4,610
	06	2017	19.0576	22.0791	4,491
	06	2016	17.7853	19.0576	6,005
	06	2015	19.4570	17.7853	6,552
	06	2014	20.4817	19.4570	10,682
	06	2013	16.0165	20.4817	10,569
	06	2012	13.5355	16.0165	11,977
	06	2011	14.8849	13.5355	12,324

	07	2020	18.7827	19.4166	0
	07	2019	16.6924	18.7827	0
	07	2018	20.0648	16.6924	0
	07	2017	17.3277	20.0648	0
	07	2016	16.1792	17.3277	0
	07	2015	17.7090	16.1792	0
	07	2014	18.6512	17.7090	0
	07	2013	14.5925	18.6512	0
	07	2012	12.3384	14.5925	0
	07	2011	13.5754	12.3384	0

	08	2020	18.1540	18.7285	0
	08	2019	16.1664	18.1540	0
	08	2018	19.4723	16.1664	0
	08	2017	16.8501	19.4723	0
	08	2016	15.7656	16.8501	0
	08	2015	17.2916	15.7656	0
	08	2014	18.2489	17.2916	0
	08	2013	14.3070	18.2489	0
	08	2012	12.1219	14.3070	0
	08	2011	13.3645	12.1219	0

Wanger Select	01	2020	28.2463	35.1849	4,954
	01	2019	22.2108	28.2463	6,990
	01	2018	25.7853	22.2108	7,460
	01	2017	20.6958	25.7853	7,908
	01	2016	18.5631	20.6958	8,971
	01	2015	18.8277	18.5631	9,516
	01	2014	18.5605	18.8277	11,915
	01	2013	14.0228	18.5605	14,364
	01	2012	12.0375	14.0228	19,466
	01	2011	14.8679	12.0375	32,733

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	27.4105	34.0752	1,113
	02	2019	21.5968	27.4105	1,306
	02	2018	25.1231	21.5968	1,510
	02	2017	20.2048	25.1231	1,520
	02	2016	18.1596	20.2048	3,237
	02	2015	18.4560	18.1596	4,100
	02	2014	18.2312	18.4560	7,364
	02	2013	13.8021	18.2312	8,186
	02	2012	11.8723	13.8021	11,513
	02	2011	14.6937	11.8723	13,751

	03	2020	27.2059	33.8038	0
	03	2019	21.4465	27.2059	0
	03	2018	24.9608	21.4465	13
	03	2017	20.0843	24.9608	15
	03	2016	18.0605	20.0843	22
	03	2015	18.3646	18.0605	28
	03	2014	18.1502	18.3646	38
	03	2013	13.7477	18.1502	47
	03	2012	11.8315	13.7477	60
	03	2011	14.6507	11.8315	73

	04	2020	26.5978	32.9983	176
	04	2019	20.9987	26.5978	198
	04	2018	24.4767	20.9987	206
	04	2017	19.7246	24.4767	202
	04	2016	17.7642	19.7246	216
	04	2015	18.0910	17.7642	229
	04	2014	17.9072	18.0910	229
	04	2013	13.5844	17.9072	230
	04	2012	11.7090	13.5844	250
	04	2011	14.5213	11.7090	261

	05	2020	26.3968	32.7318	0
	05	2019	20.8509	26.3968	0
	05	2018	24.3172	20.8509	0
	05	2017	19.6062	24.3172	0
	05	2016	17.6666	19.6062	0
	05	2015	18.0008	17.6666	0
	05	2014	17.8270	18.0008	0
	05	2013	13.5305	17.8270	0
	05	2012	11.6685	13.5305	0
	05	2011	14.4784	11.6685	0

	06	2020	25.8078	31.9536	0
	06	2019	20.4165	25.8078	0
	06	2018	23.8460	20.4165	0
	06	2017	19.2550	23.8460	0
	06	2016	17.3768	19.2550	0
	06	2015	17.7327	17.3768	0
	06	2014	17.5884	17.7327	0
	06	2013	13.3699	17.5884	0
	06	2012	11.5478	13.3699	0
	06	2011	14.3506	11.5478	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	07	2020	25.6139	31.6975	0

	07	2019	20.2729	25.6139	0
	07	2018	23.6907	20.2729	0
	07	2017	19.1393	23.6907	0
	07	2016	17.2812	19.1393	0
	07	2015	17.6441	17.2812	0
	07	2014	17.5096	17.6441	0
	07	2013	13.3168	17.5096	0
	07	2012	11.5078	13.3168	0
	07	2011	14.3082	11.5078	0

	08	2020	24.8510	30.6909	0
	08	2019	19.7090	24.8510	0
	08	2018	23.0789	19.7090	0
	08	2017	18.6828	23.0789	0
	08	2016	16.9036	18.6828	0
	08	2015	17.2940	16.9036	0
	08	2014	17.1973	17.2940	0
	08	2013	13.1060	17.1973	0
	08	2012	11.3491	13.1060	0
	08	2011	14.1397	11.3491	0

Wanger USA	01	2020	29.8943	36.5248	951
	01	2019	23.1836	29.8943	1,041
	01	2018	23.9234	23.1836	1,098
	01	2017	20.3397	23.9234	1,664
	01	2016	18.1909	20.3397	1,701
	01	2015	18.6095	18.1909	1,748
	01	2014	18.0578	18.6095	1,774
	01	2013	13.7271	18.0578	1,764
	01	2012	11.6306	13.7271	1,883
	01	2011	12.2533	11.6306	1,933

	02	2020	29.0097	35.3730	0
	02	2019	22.5428	29.0097	0
	02	2018	23.3090	22.5428	0
	02	2017	19.8572	23.3090	270
	02	2016	17.7956	19.8572	270
	02	2015	18.2422	17.7956	270
	02	2014	17.7374	18.2422	270
	02	2013	13.5111	17.7374	270
	02	2012	11.4710	13.5111	270
	02	2011	12.1098	11.4710	270

	03	2020	28.7931	35.0912	0
	03	2019	22.3857	28.7931	0
	03	2018	23.1584	22.3857	0
	03	2017	19.7388	23.1584	0
	03	2016	17.6984	19.7388	0
	03	2015	18.1518	17.6984	0
	03	2014	17.6585	18.1518	0
	03	2013	13.4578	17.6585	0
	03	2012	11.4315	13.4578	0
	03	2011	12.0743	11.4315	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2020	28.1496	34.2551	201
	04	2019	21.9184	28.1496	235
	04	2018	22.7093	21.9184	270
	04	2017	19.3853	22.7093	300
	04	2016	17.4081	19.3853	321
	04	2015	17.8815	17.4081	2,211
	04	2014	17.4222	17.8815	2,302
	04	2013	13.2981	17.4222	2,543
	04	2012	11.3133	13.2981	2,666
	04	2011	11.9677	11.3133	2,759

	05	2020	27.9369	33.9784	0

	05	2019	21.7641	27.9369	0
	05	2018	22.5613	21.7641	0
	05	2017	19.2689	22.5613	0
	05	2016	17.3124	19.2689	0
	05	2015	17.7923	17.3124	0
	05	2014	17.3441	17.7923	0
	05	2013	13.2452	17.3441	0
	05	2012	11.2741	13.2452	0
	05	2011	11.9323	11.2741	0

	06	2020	27.3135	33.1706	0
	06	2019	21.3102	27.3135	0
	06	2018	22.1240	21.3102	0
	06	2017	18.9238	22.1240	0
	06	2016	17.0285	18.9238	0
	06	2015	17.5273	17.0285	0
	06	2014	17.1120	17.5273	0
	06	2013	13.0880	17.1120	0
	06	2012	11.1575	13.0880	0
	06	2011	11.8270	11.1575	0

	07	2020	27.1085	32.9049	0
	07	2019	21.1609	27.1085	0
	07	2018	21.9802	21.1609	0
	07	2017	18.8102	21.9802	0
	07	2016	16.9349	18.8102	0
	07	2015	17.4398	16.9349	0
	07	2014	17.0354	17.4398	0
	07	2013	13.0361	17.0354	0
	07	2012	11.1189	13.0361	0
	07	2011	11.7921	11.1189	0

	08	2020	26.3010	31.8600	0
	08	2019	20.5723	26.3010	0
	08	2018	21.4124	20.5723	0
	08	2017	18.3615	21.4124	0
	08	2016	16.5648	18.3615	0
	08	2015	17.0937	16.5648	0
	08	2014	16.7316	17.0937	0
	08	2013	12.8298	16.7316	0
	08	2012	10.9655	12.8298	0
	08	2011	11.6532	10.9655	0

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2021 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Masters Flex
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

APRIL 30, 2021

MASTERS FLEX

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

Delaware Life Insurance Company	2
Advertising and Sales Literature	2
Tax Deferred Accumulation	4
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	5
Annuity Provisions	5
Determination of Annuity Payments	5
Annuity Unit Value	6
Example of Variable Annuity Unit Calculation	6
Example of Variable Annuity Payment Calculation	6
Distribution of the Contract	7
Custodian	7
Experts	7
Financial Statements	7

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Masters Flex (the “Contract”) issued by Delaware Life Insurance Company (the “Company” or “Delaware Life”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the corresponding Prospectus dated April 30, 2021. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581, or by telephoning (877) 253-2323.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

Group One Thousand One, LLC is the Company’s immediate corporate parent. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

2

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. You should consult a qualified tax professional.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

3

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	- d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

(d)

is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

4

Assume the following facts about a particular Variable Account at the end of the current Valuation Period:

(a)	the net asset value of a fund equals $ 18.38;

(b)	the per share amount of any dividend or capital gains distributions equal $0;

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32; and

(d)

the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00321276 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00321276)	=	14.6113597

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

5

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322953 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00322953) x 0.99991902	=	12.3845466

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•

at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation

6

Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845467	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2018, 2019, and 2020, were approximately $65,608,771, $60,507,109, and $57,664,042, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The financial statements of Delaware Life Insurance Company and each of the subaccounts of the Delaware Life Variable Account F included in Form N-VPFS filed on April 29, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements are incorporated by reference to Form N-VPFS filed on April 29, 2021 for Delaware Life Insurance Company and Delaware Life Variable Account F. The consolidated financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

7

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

C.	Financial Statements of the Registrant (Part B)

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)	Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997); Exhibit (1)

(2)	Not Applicable;

(3)(a)	Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(a)

(3)(b)(i)	Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009); Exhibit (3)(b)(1)

(3)(b)(ii)	Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009); Exhibit (3)(b)(2)

(3)(b)(iii)	Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010); Exhibit (3)(b)(iii)

(3)(b)(iv)	Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010); Exhibit (3)(b)(iv)

(3)(c)(i)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(c)(1)

(3)(c)(ii)	Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(c)(ii)

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(c)(iii)

(4)(a)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on February 14, 2002); Exhibit (4)(a)

(4)(b)	Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-74844, filed on December 10, 2001); Exhibit (4)(b)

(4)(c)	Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on February 14, 2002); Exhibit (4)(c)

(4)(d)	Secured Returns 2 Rider to Certificate filed as Exhibit (4)(b) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004); Exhibit (4(d)

(4)(e)	Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004); Exhibit (4)(e)

(4)(f)	Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005); Exhibit (4)(f)

(4)(g)	Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006); Exhibit (4)(g)

(4)(h)	Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006); Exhibit (4)(h)

(4)(i)	Retirement Asset Protector Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006); Exhibit (4)(i)

(4)(j)	Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008); Exhibit (4)(j)

(4)(k)	Income ON Demand Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008); Exhibit (4)(k)

(4)(l)	Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008); Exhibit (4)(l)

(4)(m)	Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008); Exhibit (4) (m)

(4)(n)	Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008); Exhibit (4)(n)

(4)(o)	Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008); Exhibit (4)(o)

(4)(p)	Income ON Demand III Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009); Exhibit (4)(p)

(4)(q)	Sun Income Riser Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009); Exhibit (4)(q)

(5)(a)	Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002); Exhibit (5)(a)

(5)(b)	Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-7444, filed on February 14, 2002); Exhibit (5(b)

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014); Exhibit (6(a)

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014); Exhibit (6)(b)

(7)	Amended and Restated Reinsurance Agreement between Delaware Life Insurance Company and Hannover Life Reassurance Company of America (Incorporated herein by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2019); Exhibit (7)

(8)(a)	Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 23, 1999); Exhibit (8)(a)

(8)(b)	Participation Agreement, dated September 27, 2018, by and among Goldman Sachs Variable Insurance Trust and Goldman Sachs & Co. LLC, dated September 27, 2018 (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(b)

(8)(c)	Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018): Exhibit (8)(c)

(8)(d)	Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001); Exhibit (8)(d)

(8)(e)	Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of on Form N-4, File No. 333-83516, filed on April 28, 2005); Exhibit (8)(e)

(8)(f)	Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(f)

(8)(g)	Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(g)

(8)(h)	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-102278, filed on December 31, 2002); Exhibit (8)(h)

(8)(i)	Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(i)

(8)(j)	Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005); Exhibit (8)(j)

(8)(k)	Participation Agreement, dated December 3, 2007, as amended through May 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(k)

(8)(l)	Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(l)

(8)(m)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008); Exhibit (8)(m)

(8)(n)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on April 29, 2005); Exhibit (8)(n)

(8)(o)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007); Exhibit (8)(o)

(8)(p)	Participation Agreement, dated August 1, 2011, as amended through May 16, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(p)

(8)(q)	Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011); Exhibit (8)(q)

(8)(r)	Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011); Exhibit (8)(r)

(8)(s)	Participation Agreement, dated April 24, 2009, as amended through May 29, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, JPMorgan Insurance Trust and J. P. Morgan Investment Management Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(s)

(8)(t)	Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(t)

(8)(u)	Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013); Exhibit (8)(u)

(8)(v)	Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(v)

(8)(w)	Participation Agreement, dated April 29, 2011, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, RiverSource Variable Series Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013); Exhibit (8)(w)

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998); Exhibit (13)

(14)(a)	Powers of Attorney (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-238865, filed on June 2, 2020); Exhibit (14)(a)

(14)(b)	Resolution of the Board of Directors of the depositor dated April 23, 2020, authorizing the use of powers of attorney for Officer signatures;*

(15)	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC; * and

(16)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143354, filed on April 29, 2015.) Exhibit (16)

*	Filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Fang L. Wang Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Financial Officer

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of Group One Thousand One, LLC, the Depositor and Registrant is filed herewith as Exhibit 15. None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 1, 2021, there were 12,807 qualified and 8,233 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, and Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, llc at 5801 SW 6th Avenue, Topeka, Kansas 66606-0001.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 29th day of April, 2021.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

	SIGNATURE	TITLE	DATE

	/s/ David E. Sams, Jr.*	Chairman and Director	April 29, 2021
David E. Sams, Jr.

	/s/ Daniel J. Towriss*	Chief Executive Officer and President and Director	April 29, 2021
	Daniel J. Towriss	(Principal Executive Officer)

	/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	April 29, 2021
	Michael K. Moran	Officer and Treasurer
(Principal Accounting Officer)

	/s/ Fang L. Wang	Chief Financial Officer (Principal Financial Officer)	April 29, 2021
Fang L. Wang

	/s/ Dennis A. Cullen*	Director	April 29, 2021
Dennis A. Cullen

*By:	/s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 29, 2021
	Kenneth N. Crowley	Dennis A. Cullen, Director
David E. Sams, Jr., Chairman and Director
Daniel J. Towriss, Chief Executive Officer, President, and Director;
Michael K. Moran, Senior Vice President, Chief Accounting Officer, and Treasurer Fang L. Wang, Chief Financial Officer

*

Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-238865, filed on June 2, 2020. Resolution of the Board of Directors is included herein as Exhibit 14(b).

EXHIBIT INDEX

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(b)	Resolution of the Board of Directors

(15)	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC